UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08991

Name of Fund: BlackRock High Yield Trust (BHY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock High Yield Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2013

Date of reporting period: 08/31/2013

Item 1 – Report to Stockholders

AUGUST 31, 2013

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund V, Inc. (HYV)

BlackRock Corporate High Yield Fund VI, Inc. (HYT)

BlackRock High Income Shares (HIS)

BlackRock High Yield Trust (BHY)

BlackRock Income Opportunity Trust, Inc. (BNA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Strategic Bond Trust (BHD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2013

Dear Shareholder

Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Financial markets rallied last fall after the European Central Bank and the US Federal Reserve announced aggressive monetary stimulus programs, substantially increasing global liquidity. But markets weakened later in the year amid slowing global trade as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at risk for recession.

The worst of the fiscal cliff was averted with a last-minute tax deal, allowing markets to get off to a good start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies coupled with the absence of negative headlines from Europe created an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy and a severe banking crisis in Cyprus, while a poor outlook for European economies also dampened sentiment for overseas investment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, equity markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the extreme level of volatility in interest rates. Improving economic data and a positive outlook for corporate earnings helped financial markets regain strength in July, with major US equity indices hitting new record highs. However, markets slumped again in August as investors became more wary amid a number of unknowns. Mixed economic data spurred heightened uncertainty about the future of global growth and investors grew anxious about the timing and extent to which the US Federal Reserve would scale back on its asset-purchase program. Meanwhile, escalating political turmoil in Egypt and Syria renewed concerns about the impact of the broader issue of growing unrest in many countries across the Middle East-North Africa region.

On the whole, developed market equities generated strong returns for the 6- and 12-month periods ended August 31, 2013. Emerging markets, in contrast, suffered the impact of slowing growth and concerns about a shrinking global money supply. Extraordinary levels of interest rate volatility in the latter part of the period resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. Conversely, high yield bonds posted gains as the sector continued to benefit from investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Markets remain volatile, and investors continue to face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	18.70%
US small cap equities (Russell 2000® Index)	11.73	26.27
International equities (MSCI Europe, Australasia, Far East Index)	3.71	18.66
Emerging market equities (MSCI Emerging Markets Index)	(10.29)	0.54
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.10)	(7.51)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.61)	(2.47)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(5.99)	(3.74)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.84	7.56

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2013	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (13.43)% based on market price and (1.42)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of (6.88)% based on market price and 3.69% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Fixed income markets experienced two trends over the 12-month period. In the first half of the period, riskier assets rallied as investors sought higher-yielding investments amid historically low yields. Prices moved higher and spreads tightened across most fixed income sectors. However, a new trend took hold in May when US Federal Reserve Chairman Bernanke alluded to a potential tapering of the central bank’s bond-buying stimulus program toward the end of 2013, triggering a sharp decline in fixed income markets. Spreads widened rapidly across fixed income sectors as yields rose and volatility increased.
•	The Trust’s long duration bias (greater sensitivity to interest rate movements) and yield curve positioning detracted from performance as interest rates began to rise in the latter part of the period. (Bond prices fall as rates rise.) The Trust’s holdings of US Treasury securities particularly suffered in the rising rate environment. Exposure to 30-year agency pass-through mortgage-backed securities (“MBS”) and US agency debentures hurt results as both sectors were impacted by uncertainty around the US Federal Reserve’s stance on monetary policy.
•	The Trust’s holdings in the euro and British pound sterling positions had a positive impact on returns, as did exposure to commercial mortgage-backed securities (“CMBS”), non-agency residential MBS and agency collateralized mortgage obligations (“CMOs”). Also contributing positively were the Trust’s holdings in asset-backed securities (“ABS”) and agency interest-only issues.
•	The Trust uses interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity and yield curve positioning. During the period, the Trust held short positions on US Treasuries in order to manage the duration profile of the portfolio. These positions were beneficial to the Trust’s performance during certain periods of rising interest rates. For the period as a whole, the Trust’s derivatives holdings had a negative impact on returns.

Describe recent portfolio activity.

•	During the 12-month period, the Trust only made slight changes to its overall asset allocation. The Trust slightly increased exposure to high yield credit, particularly in financials and industrials, and reduced exposure to agency MBS, mostly within 30-year pass-through issues.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained diversified exposure to non-government sectors including investment grade credit, high yield credit, CMBS, ABS and non-agency MBS. The Trust also held exposure to government-related sectors including US Treasury securities, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
4	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Core Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($12.50)[1]	7.25%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of August 31, 2013[3]	31%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.50	$15.41	(18.88)%	$16.24	$12.27
Net Asset Value	$14.05	$15.21	(7.63)%	$15.69	$13.81

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	58%	52%
Non-Agency Mortgage-Backed Securities	11	11
US Government Sponsored Agency Securities	10	13
US Treasury Obligations	8	14
Preferred Securities	5	2
Asset-Backed Securities	5	5
Taxable Municipal Bonds	2	2
Foreign Agency Obligations	1	1

Credit Quality Allocation[4]	8/31/13	8/31/12
AAA/Aaa[5]	14%	36%
AA/Aa	15	3
A	21	20
BBB/Baa	23	23
BB/Ba	12	7
B	13	9
CCC/Caa	1	2
Not Rated	1	—
[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.
ANNUAL REPORT	AUGUST 31, 2013	5

Trust Summary as of August 31, 2013	BlackRock Corporate High Yield Fund V, Inc.

Trust Overview

BlackRock Corporate High Yield Fund V, Inc.’s (HYV) (the “Trust”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by S&P or Ba or lower by Moody’s) or in unrated securities considered by the Trust’s investment adviser to be of comparable quality. The Trust also seeks to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and high yield corporate loans which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 5, 2013, the Board of the Trust approved the reorganization of the Trust with BlackRock Corporate High Yield Fund VI, Inc., with BlackRock Corporate High Yield Fund VI, Inc. continuing as the surviving fund after the reorganization. On October 11, 2013, the shareholders of the Trust and BlackRock Corporate High Yield Fund VI, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (4.96)% based on market price and 12.51% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.68)% based on market price and 10.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection within the automotive, gaming and non-captive diversified (consumer credit-related businesses) industries boosted results.
•	Detracting from performance was the Trust’s exposure to names in the metals, media non cable and wireless industries. An allocation to senior secured floating rate loan interests (bank loans) generated positive results on an absolute basis, however, the allocation represented an opportunity cost to the Trust as the sector underperformed high yield during the period.

Describe recent portfolio activity.

•	The Trust actively managed risk throughout the period. The Trust began the period with a riskier stance, but gradually reduced risk in the middle of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). The Trust scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.
•	The Trust’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to the investment selection process. While continuing to find value within credit sectors, during the period, the Trust tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Trust reduced duration (sensitivity to interest rate movements) in its credit allocation. The Trust added to positions in floating rate loan interests as a means of lowering the Trust’s duration profile and hedging against the risk of further interest rate volatility. Over the 12-month period, the Trust increased exposure to the technology and building materials industries, while decreasing risk within independent energy.

Describe portfolio positioning at period end.

•	At period end, the Trust held 76% of its total portfolio in corporate bonds, 14% in floating rate loan interests and 7% in common stocks, with the remainder invested in preferred stocks and ABS. The Trust’s highest-conviction holdings included HD Supply, Inc. (building materials), Caesars Entertainment Corp. (gaming) and Dana Holding Corp. (automotive). The Trust held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
6	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Corporate High Yield Fund V, Inc.

Trust Information

Symbol on NYSE	HYV
Initial Offering Date	November 30, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($11.72)[1]	8.75%
Current Monthly Distribution per Common Share[2]	$ 0.0855
Current Annualized Distribution per Common Share[2]	$ 1.0260
Economic Leverage as of August 31, 2013[3]	30%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$11.72	$13.51	(13.25)%	$13.59	$11.40
Net Asset Value	$12.97	$12.63	2.69%	$13.72	$12.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	76%	75%
Floating Rate Loan Interests	14	17
Common Stocks	7	6
Preferred Stocks	2	2
Asset-Backed Securities	1	—

Credit Quality Allocation[4]	8/31/13	8/31/12
A	1%	1%
BBB/Baa	5	6
BB/Ba	31	35
B	50	43
CCC/Caa	11	13
Not Rated	2	2
[4]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	AUGUST 31, 2013	7

Trust Summary as of August 31, 2013	BlackRock Corporate High Yield Fund VI, Inc.

Trust Overview

BlackRock Corporate High Yield Fund VI, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 5, 2013, the Board of the Trust approved the reorganization of the Trust with each of BlackRock High Yield Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock High Income Shares and BlackRock Corporate High Yield Fund V, Inc. (each a “Target Fund”), with the Trust continuing as the surviving fund after the reorganizations. On October 11, 2013, the shareholders of the Trust and each Target Fund approved their respective reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (4.16)% based on market price and 11.90% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.68)% based on market price and 10.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection within the automotive, gaming and non-captive diversified (consumer credit-related businesses) industries boosted results.
•	Detracting from performance was the Trust’s exposure to names in the metals, media non cable and wireless industries. An allocation to senior secured floating rate loan interests (bank loans) generated positive results on an absolute basis, however, the allocation represented an opportunity cost to the Trust as the sector underperformed high yield during the period.

Describe recent portfolio activity.

•	The Trust actively managed risk throughout the period. The Trust began the period with a riskier stance, but gradually reduced risk in the middle of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). The Trust scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.
•	The Trust’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to the investment selection process. While continuing to find value within credit sectors, during the period, the Trust tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Trust reduced duration (sensitivity to interest rate movements) in its credit allocation. The Trust added to positions in floating rate loan interests as a means of lowering the Trust’s duration profile and hedging against the risk of further interest rate volatility. Over the 12-month period, the Trust increased exposure to the technology and building materials industries, while decreasing risk within independent energy.

Describe portfolio positioning at period end.

•	At period end, the Trust held 76% of its total portfolio in corporate bonds, 14% in floating rate loan interests and 7% in common stocks, with the remainder invested in preferred stocks and ABS. The Trust’s highest-conviction holdings included HD Supply, Inc. (building materials), Caesars Entertainment Corp. (gaming) and Level 3 Financing, Inc. (wirelines). The Trust held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
8	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Corporate High Yield Fund VI, Inc.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($11.37)[1]	8.50%
Current Monthly Distribution per Common Share[2]	$0.0805
Current Annualized Distribution per Common Share[2]	$0.9660
Economic Leverage as of August 31, 2013[3]	30%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$11.37	$12.96	(12.27)%	$13.37	$11.15
Net Asset Value	$12.62	$12.32	2.44%	$13.37	$12.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	76%	75%
Floating Rate Loan Interests	14	17
Common Stocks	7	6
Preferred Stocks	2	2
Asset-Backed Securities	1	—

Credit Quality Allocation[4]	8/31/13	8/31/12
A	—	1%
BBB/Baa	5%	6
BB/Ba	30	35
B	51	43
CCC/Caa	12	14
Not Rated	2	1
[4]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	AUGUST 31, 2013	9

Trust Summary as of August 31, 2013	BlackRock High Income Shares

Trust Overview

BlackRock High Income Shares’ (HIS) (the “Trust”) primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Trust’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities (commonly referred to as “junk bonds”). The Trust’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objectives by investing primarily in high yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (BBB or lower by S&P or Baa or lower by Moody’s) or non-rated securities, which, in the investment adviser’s opinion, are of comparable quality. Under normal market conditions, the average maturity of the Trust’s portfolio is between eight and twelve years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 5, 2013, the Board of the Trust approved the reorganization of the Trust with BlackRock Corporate High Yield Fund VI, Inc., with BlackRock Corporate High Yield Fund VI, Inc. continuing as the surviving fund after the reorganization. On October 11, 2013, the shareholders of the Trust and BlackRock Corporate High Yield Fund VI, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (9.23)% based on market price and 8.45% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.68)% based on market price and 10.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection within the automotive, building materials and technology industries boosted results.
•	Detracting from performance was the Trust’s exposure to names in the metals, media non cable and wireless industries. An allocation to senior secured floating rate loan interests (bank loans) generated positive results on an absolute basis, however, the allocation represented an opportunity cost to the Trust as the sector underperformed high yield during the period.

Describe recent portfolio activity.

•	The Trust actively managed risk throughout the period. The Trust began the period with a riskier stance, but gradually reduced risk in the middle of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). The Trust scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.
•	The Trust’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to the investment selection process. While continuing to find value within credit sectors, during the period, the Trust tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Trust reduced duration (sensitivity to interest rate movements) in its credit allocation. The Trust added to positions in floating rate loan interests as a means of lowering the Trust’s duration profile and hedging against the risk of further interest rate volatility. Over the 12-month period, the Trust increased exposure to the technology and building materials industries, while decreasing risk within independent energy.

Describe portfolio positioning at period end.

•	At period end, the Trust held 81% of its total portfolio in corporate bonds and 16% in floating rate loan interests, with the remainder invested in preferred securities and common stocks. The Trust’s highest-conviction holdings included HD Supply, Inc. (building materials), GMAC Capital Trust I (non-captive diversified) and Biomet, Inc. (healthcare). The Trust held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
10	ANNUAL REPORT	AUGUST 31, 2013

BlackRock High Income Shares

Trust Information

Symbol on NYSE	HIS
Initial Offering Date	August 10, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($2.00)[1]	8.52%
Current Monthly Distribution per Common Share[2]	$0.0142
Current Annualized Distribution per Common Share[2]	$0.1704
Economic Leverage as of August 31, 2013[3]	23%

[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$2.00	$2.40	(16.67)%	$2.49	$1.96
Net Asset Value	$2.25	$2.26	(0.44)%	$2.40	$2.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	81%	79%
Floating Rate Loan Interests	16	18
Preferred Securities	2	2
Common Stocks	1	1

Credit Quality Allocation[4]	8/31/13	8/31/12
A	—	1%
BBB/Baa	6%	7
BB/Ba	31	34
B	51	43
CCC/Caa	11	14
Not Rated	1	1
[4]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	AUGUST 31, 2013	11

Trust Summary as of August 31, 2013	BlackRock High Yield Trust

Trust Overview

BlackRock High Yield Trust’s (BHY) (the “Trust”) primary investment objective is to provide high current income. The Trust’s secondary investment objective is to provide capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in high-risk, high yield bonds and other such securities, such as preferred stocks, which are rated below investment grade. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 5, 2013, the Board of the Trust approved the reorganization of the Trust with BlackRock Corporate High Yield Fund VI, Inc., with BlackRock Corporate High Yield Fund VI, Inc. continuing as the surviving fund after the reorganization. On October 11, 2013, the shareholders of the Trust and BlackRock Corporate High Yield Fund VI, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (9.60)% based on market price and 9.72% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.68)% based on market price and 10.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection within the automotive, building materials and non-captive diversified (consumer credit-related businesses) industries boosted results.
•	Detracting from performance was the Trust’s exposure to names in the paper, media non cable and wireless industries. An allocation to senior secured floating rate loan interests (bank loans) generated positive results on an absolute basis, however, the allocation represented an opportunity cost to the Trust as the sector underperformed high yield during the period.

Describe recent portfolio activity.

•	The Trust actively managed risk throughout the period. The Trust began the period with a riskier stance, but gradually reduced risk in the middle of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). The Trust scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.
•	The Trust’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to the investment selection process. While continuing to find value within credit sectors, during the period, the Trust tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Trust reduced duration (sensitivity to interest rate movements) in its credit allocation. The Trust added to positions in floating rate loan interests as a means of lowering the Trust’s duration profile and hedging against the risk of further interest rate volatility. Over the 12-month period, the Trust increased exposure to the technology and building materials industries, while decreasing risk within independent energy.

Describe portfolio positioning at period end.

•	At period end, the Trust held 79% of its total portfolio in corporate bonds, 13% in floating rate loan interests and 6% in common stocks, with the remainder invested in preferred securities. The Trust’s highest-conviction holdings included HD Supply, Inc. (building materials), Caesars Entertainment Corp. (gaming) and Level 3 Financing, Inc. (wirelines). The Trust held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
12	ANNUAL REPORT	AUGUST 31, 2013

BlackRock High Yield Trust

Trust Information

Symbol on NYSE	BHY
Initial Offering Date	December 23, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($6.77)[1]	7.59%
Current Monthly Distribution per Common Share[2]	$0.0428
Current Annualized Distribution per Common Share[2]	$0.5136
Economic Leverage as of August 31, 2013[3]	28%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$6.77	$8.04	(15.80)%	$8.54	$6.63
Net Asset Value	$7.45	$7.29	2.19%	$7.90	$7.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	79%	78%
Floating Rate Loan Interests	13	17
Common Stocks	6	3
Preferred Securities	2	2

Credit Quality Allocation[4]	8/31/13	8/31/12
A	1%	1%
BBB/Baa	5	7
BB/Ba	30	35
B	51	44
CCC/Caa	11	12
Not Rated	2	1
[4]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	AUGUST 31, 2013	13

Trust Summary as of August 31, 2013	BlackRock Income Opportunity Trust, Inc.

Trust Overview

BlackRock Income Opportunity Trust, Inc.’s (BNA) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (11.39)% based on market price and (1.47)% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of (6.88)% based on market price and 3.69% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Fixed income markets experienced two trends over the 12-month period. In the first half of the period, riskier assets rallied as investors sought higher-yielding investments amid historically low yields. Prices moved higher and spreads tightened across most fixed income sectors. However, a new trend took hold in May when US Federal Reserve Chairman Bernanke alluded to a potential tapering of the central bank’s bond-buying stimulus program toward the end of 2013, triggering a sharp decline in fixed income markets. Spreads widened rapidly across fixed income sectors as yields rose and volatility increased.
•	The Trust’s long duration bias (greater sensitivity to interest rate movements) and yield curve positioning detracted from performance as interest rates began to rise in the latter part of the period. (Bond prices fall as rates rise.) The Trust’s holdings of US Treasury securities particularly suffered in the rising rate environment. Exposure to 30-year agency pass-through MBS and US agency debentures hurt results as both sectors were impacted by uncertainty around the US Federal Reserve’s stance on monetary policy. Additionally, positions in corporate and municipal bonds had a slight negative impact on returns.
•	The Trust’s holdings denominated in the euro and British pound sterling had a positive impact on returns, as did exposure to CMBS, non-agency residential MBS and CMOs. Also contributing positively were the Trust’s holdings in foreign sovereign debt and agency interest-only issues.
•	The Trust uses interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity and yield curve positioning. During the period, the Trust held short positions on US Treasuries in order to manage the duration profile of the portfolio. These positions were beneficial to the Trust’s performance during certain periods of rising interest rates. For the period as a whole, the Trust’s derivatives holdings had a negative impact on returns.

Describe recent portfolio activity.

•	During the 12-month period, the Trust only made slight changes to its overall asset allocation. The Trust slightly increased exposure to high yield credit, particularly in financials and industrials, and reduced exposure to agency MBS, mostly within 30-year pass-through issues.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained diversified exposure to non-government sectors including investment grade credit, high yield credit, CMBS, ABS and non-agency MBS. The Trust also held exposure to government-related sectors including US Treasury securities, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
14	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Income Opportunity Trust, Inc.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($9.64)[1]	7.41%
Current Monthly Distribution per Common Share[2]	$0.0595
Current Annualized Distribution per Common Share[2]	$0.7140
Economic Leverage as of August 31, 2013[3]	31%

[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$9.64	$11.58	(16.75)%	$12.07	$9.48
Net Asset Value	$10.96	$11.84	(7.43)%	$12.26	$10.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	58%	51%
Non-Agency Mortgage-Backed Securities	11	11
US Government Sponsored Agency Securities	10	14
US Treasury Obligations	7	15
Preferred Securities	6	2
Asset-Backed Securities	5	4
Taxable Municipal Bonds	2	2
Foreign Agency Obligations	1	1

Credit Quality Allocation[4]	8/31/13	8/31/12
AAA/Aaa[5]	24%	37%
AA/Aa	4	3
A	21	19
BBB/Baa	24	23
BB/Ba	13	6
B	12	9
CCC/Caa	1	2
Not Rated	1	1
[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.
ANNUAL REPORT	AUGUST 31, 2013	15

Trust Summary as of August 31, 2013	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the US government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. Securities issued or guaranteed by the US government or its agencies or instrumentalities are generally considered to be of the same or higher credit or quality as privately issued securities rated AAA or Aaa. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (10.34)% based on market price and (1.45)% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of (4.73)% based on market price and 5.49% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Fixed income markets experienced two trends over the 12-month period. In the first half of the period, riskier assets rallied as investors sought higher-yielding investments amid historically low yields. Prices moved higher and spreads tightened across most fixed income sectors. However, a new trend took hold in May when US Federal Reserve Chairman Bernanke alluded to a potential tapering of the central bank’s bond-buying stimulus program toward the end of 2013, triggering a sharp decline in fixed income markets. Spreads widened rapidly across fixed income sectors as yields rose and volatility increased.
•	The increase in interest rates in the latter part of the period had a negative impact on the Trust’s performance. (Bond prices fall as rates rise.) In particular, the Trust’s holdings of 15- and 30-year agency pass-through MBS and US Treasury securities detracted from performance.
•	Contributing positively to performance was the Trust’s exposure to securitized assets. Specifically, agency CMOs and agency mortgage derivatives (including interest-only and principal-only securities) added to performance. Given improvements in the US housing market, the Trust also benefited from exposure to Alt-A (riskier than prime, but less risky than subprime) and prime non-agency residential MBS and CMBS. The Trust’s allocation to the ABS sector also contributed positively to performance.
•	The Trust uses interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity and yield curve positioning. During the period, the Trust held short positions on US Treasuries in order to manage the duration profile of the portfolio. These positions were beneficial to the Trust’s performance during certain periods of rising interest rates. For the period as a whole, the Trust’s derivatives holdings had a positive impact on returns.

Describe recent portfolio activity.

•	During the 12-month period, the Trust increased exposure to agency MBS, especially within agency CMO as these securities offered strong income. The Trust maintained a reduced exposure to 30- and 15-year agency pass-through MBS securities and mortgage derivatives. The Trust also retained its small allocations to ABS, CMBS and non-agency MBS as they continued to benefit from improving underlying fundamentals.

Describe portfolio positioning at period end.

•	As of period end, the Trust maintained exposure to high quality agency MBS with varying maturities and coupon rates. The Trust continued to hold small allocations to non-agency MBS and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
16	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Income Trust, Inc.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($6.40)[1]	6.94%
Current Monthly Distribution per Common Share[2]	$0.037
Current Annualized Distribution per Common Share[2]	$0.444
Economic Leverage as of August 31, 2013[3]	24%

[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$6.40	$7.63	(16.12)%	$7.74	$6.33
Net Asset Value	$7.32	$7.94	(7.81)%	$7.96	$7.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
US Government Sponsored Agency Securities	96%	86%
Non-Agency Mortgage-Backed Securities	2	2
US Treasury Obligations	1	11
Asset-Backed Securities	1	1

Credit Quality Allocation[4]	8/31/13	8/31/12
AAA/Aaa[5]	100%	100%
[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.
ANNUAL REPORT	AUGUST 31, 2013	17

Trust Summary as of August 31, 2013	BlackRock Strategic Bond Trust

Trust Overview

BlackRock Strategic Bond Trust’s (BHD) (the “Trust”) investment objective is to provide total return through high current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. The Trust invests, under normal market conditions, a significant portion of its assets in corporate fixed income securities that are below investment grade quality, including high-risk, high yield bonds (commonly referred to as “junk” bonds) and other such securities, such as preferred stocks. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On July 19, 2013, the Board of the Trust approved the reorganization of the Trust with BlackRock Debt Strategies Fund, Inc., with BlackRock Debt Strategies Fund, Inc. continuing as the surviving fund after the reorganization. On October 25, 2013, the shareholders of the Trust and BlackRock Debt Strategies Fund, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2013, the Trust returned (6.29)% based on market price and 5.45% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.68)% based on market price and 10.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Detracting from performance was the Trust’s exposure to names in the paper, media cable and wireless industries. An allocation to senior secured floating rate loan interests (bank loans) generated positive results on an absolute basis, however, the allocation represented an opportunity cost to the Trust as the sector underperformed high yield during the period.
•	The Trust benefited from a tactical allocation to equities, which rallied during the period. In fixed income, exposure to select sovereign issuers and investment grade credits had a positive impact on performance. From an industry perspective, security selection within gaming, wirelines and non-captive diversified (consumer credit-related businesses) boosted results.

Describe recent portfolio activity.

•	The Trust actively managed risk throughout the period. The Trust began the period with a riskier stance, but gradually reduced risk in the middle of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). The Trust scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.
•	The Trust’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to the investment selection process. While continuing to find value within credit sectors, during the period, the Trust tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Trust reduced duration (sensitivity to interest rate movements) in its credit allocation. The Trust added to positions in floating rate loan interests as a means of lowering the Trust’s duration profile and hedging against the risk of further interest rate volatility. Over the 12-month period, the Trust increased exposure to the healthcare and building materials industries, while decreasing risk within chemicals and independent energy.

Describe portfolio positioning at period end.

•	At period end, the Trust held 83% of its total portfolio in corporate bonds and 14% in floating rate loan interests, with the remainder invested in US Treasury obligations and preferred securities. The Trust’s highest-conviction holdings included HD Supply, Inc. (building materials), Caesars Entertainment Corp. (gaming) and Biomet, Inc. (healthcare). The Trust held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
18	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Strategic Bond Trust

Trust Information

Symbol on NYSE	BHD
Initial Offering Date	February 26, 2002
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($12.68)[1]	7.38%
Current Monthly Distribution per Common Share[2]	$0.078
Current Annualized Distribution per Common Share[2]	$0.936
Economic Leverage as of August 31, 2013[3]	22%

[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.68	$14.52	(12.67)%	$16.01	$12.41
Net Asset Value	$14.15	$14.40	(1.74)%	$15.08	$13.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	83%	79%
Floating Rate Loan Interests	14	17
US Treasury Obligations	2	1
Preferred Securities	1	2
Common Stocks	—	1

Credit Quality Allocation[4]	8/31/13	8/31/12
AAA/Aaa	—	—
AA/Aa	1%	1%
A	12	12
BBB/Baa	16	21
BB/Ba	30	26
B	36	32
CCC/Caa	4	7
Not Rated	1	1
[4]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	AUGUST 31, 2013	19

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage through a credit facility, by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities representing indebtedness up to 33 1⁄3% of their total managed assets (each Trust’s net assets plus the proceeds of any outstanding borrowings). If the Trusts segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Trust voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of August 31, 2013, the Trusts had aggregate economic leverage from reverse repurchase agreements, treasury roll transactions and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BHK	31%
HYV	30%
HYT	30%
HIS	23%
BHY	28%
BNA	31%
BKT	24%
BHD	22%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 7.5%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	673	$687,269
ACAS CLO Ltd., Series 2013-1A, Class C, 3.24%, 4/20/25 (a)(b)		500	480,000
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17		400	415,284
Apidos CDO XI, Series 2012-11A, Class D, 4.52%, 1/17/23 (a)(b)		600	596,100
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (a)(b)		750	712,875
Babson CLO Ltd., Series 2012-1X, Class B, 2.77%, 4/15/22 (b)		500	492,500
Brookside Mill CLO Ltd., Series 2013-1A, Class C1, 2.92%, 4/17/25 (a)(b)		500	474,400
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		210	212,091
Series 2012-1, Class C, 2.20%, 10/16/17		125	126,935
Series 2012-1, Class D, 3.09%, 8/15/18		155	158,933
Cavalry CLO Ltd. (a)(b):
Series 2A, Class C, 3.12%, 1/17/24		1,035	991,012
Series 2A, Class D, 4.27%, 1/17/24		770	748,825
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		1,105	1,061,320
CIFC Funding Ltd. (a)(b):
Series 2012-1A, Class B1L, 5.51%, 8/14/24		750	752,812
Series 2013-1A, Class B, 3.09%, 4/16/25		500	495,450
Series 2013-1A, Class C, 3.88%, 4/16/25		500	502,400
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.33%, 1/25/37 (b)		984	852,236
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,028	1,028,961
DT Auto Owner Trust, Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		255	256,222
Duane Street CLO IV Ltd., Series 2007-4A, Class D, 2.51%, 11/14/21 (a)(b)		500	479,750
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.91%, 3/21/24 (a)(b)		500	481,550
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class B, 1.08%, 1/15/16 (b)		180	180,255
Series 2012-1, Class C, 1.68%, 1/15/16 (b)		475	476,545
Series 2012-1, Class D, 2.28%, 1/15/16 (b)		445	447,383
Series 2012-2, Class B, 2.32%, 1/15/19		245	248,906
Series 2012-2, Class C, 2.86%, 1/15/19		105	107,272
Series 2012-2, Class D, 3.50%, 1/15/19		200	205,550
Galaxy CLO Ltd., Series 2013-15A, Class C, 2.88%, 4/15/25 (a)(b)		500	476,250
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.29%, 7/25/37 (b)		4	3,973
ING IM CLO Ltd., Series 2012-2A, Class C, 3.72%, 10/15/22 (a)(b)		750	754,500
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.37%, 8/23/27		525	510,692
Series 2008-3, Class A4, 1.91%, 11/25/24		615	646,712

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (concluded)
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25 (a)(b)	USD	500	$488,750
OZLM Funding Ltd., Series 2013-3A, Class B, 3.37%, 1/22/25 (a)(b)		750	731,400
PFS Financing Corp., Series 2012-AA, Class A, 1.38%, 2/15/16 (a)(b)		480	480,969
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		407	408,876
Series 2011-S1A, Class C, 2.01%, 8/15/16		263	263,591
Series 2011-S1A, Class D, 3.15%, 8/15/16		276	277,412
Series 2011-WO, Class C, 3.19%, 10/15/15		580	587,024
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		250	250,807
Series 2010-2, Class C, 3.89%, 7/17/17		1,010	1,031,759
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		609	614,684
Series 2011-1, Class D, 4.01%, 2/15/17		940	965,559
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		137	137,726
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		26	25,903
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		362	364,260
Series 2012-1, Class B, 2.72%, 5/16/16		240	243,836
Series 2012-1, Class C, 3.78%, 11/15/17		325	332,170
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.47%, 6/15/21 (b)		149	146,910
Series 2008-5, Class A3, 1.57%, 1/25/18 (b)		515	520,582
Series 2008-5, Class A4, 1.97%, 7/25/23 (b)		615	646,387
Series 2012-A, Class A1, 1.58%, 8/15/25 (a)(b)		260	261,875
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		345	361,920
Small Business Administration, Class 1, Series 2004-P10B, 4.75%, 8/10/14		74	75,748
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		1,136	1,130,106
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.86%, 7/28/21 (a)(b)		750	717,660
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		1,180	1,227,888
			28,358,765
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		3,140	221,786
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (a)		5,330	353,124
			574,910
Total Asset-Backed Securities — 7.6%			28,933,675

Common Stocks		Shares
Paper & Forest Products — 0.0%
NewPage Corp. (c)		1,720	137,600

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
	CAD	Canadian Dollar	MSCI	Morgan Stanley Capital International
	EAFE	Europe Australasia and Far East	PIK	Payment-in-Kind
	ETF	Exchange-Traded Fund	RB	Revenue Bonds
	EUR	Euro	S&P	Standard and Poor’s
	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard and Poor’s Depositary Receipts
	FKA	Formerly Known As	TBA	To Be Announced
	GBP	British Pound	USD	US Dollar
	GO	General Obligation Bonds

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	USD	230	$248,400
United Technologies Corp. (d):
4.88%, 5/01/15		1,125	1,203,841
6.13%, 7/15/38		700	852,952
			2,305,193
Airlines — 1.7%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/23 (a)		2,000	1,980,000
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		521	534,172
Series 2012-3, Class C, 6.13%, 4/29/18		500	507,250
United Airlines 2013-1 Class A Pass Through Trust, 4.30%, 2/15/27		2,000	1,965,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,552	1,613,895
			6,600,317
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		1,450	1,526,125
Automobiles — 0.5%
Ford Motor Co., 4.75%, 1/15/43		1,995	1,763,630
Building Products — 0.2%
Cemex SAB de CV, 5.88%, 3/25/19 (a)		200	189,500
Momentive Performance Materials, Inc., 8.88%, 10/15/20		255	264,563
Texas Industries, Inc., 9.25%, 8/15/20		324	353,970
			808,033
Capital Markets — 3.7%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)		2,935	3,352,333
The Goldman Sachs Group, Inc. (d):
5.38%, 3/15/20		1,220	1,327,273
5.25%, 7/27/21		3,165	3,382,002
5.75%, 1/24/22		1,800	1,976,843
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		185	181,762
Morgan Stanley:
4.20%, 11/20/14		490	508,518
4.00%, 7/24/15		410	428,256
6.25%, 8/28/17 (d)		1,930	2,179,665
Murray Street Investment Trust I, 4.65%, 3/09/17		825	875,403
			14,212,055
Chemicals — 1.3%
Axiall Corp., 4.88%, 5/15/23 (a)		152	140,980
The Dow Chemical Co., 4.13%, 11/15/21		350	355,832
Huntsman International LLC, 4.88%, 11/15/20		298	283,845
Methanex Corp., 3.25%, 12/15/19		2,074	2,018,944
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		245	245,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		161	155,767
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,486	1,459,995
Tronox Finance LLC, 6.38%, 8/15/20 (a)		182	173,810
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)		151	154,397
			4,988,570
Commercial Banks — 3.1%
CIT Group, Inc.:
5.50%, 2/15/19 (a)		398	407,950
5.38%, 5/15/20		1,650	1,658,250
Depfa ACS Bank, 5.13%, 3/16/37 (a)		3,775	3,137,969
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		1,400	1,433,600
HSBC Bank PLC, 3.10%, 5/24/16 (a)(d)		700	733,458
HSBC Holdings PLC, 6.10%, 1/14/42		305	360,482

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
Rabobank Nederland (d):
3.88%, 2/08/22	USD	1,390	$1,379,692
3.95%, 11/09/22		1,500	1,429,470
Wells Fargo & Co., 3.50%, 3/08/22 (d)		1,390	1,380,983
			11,921,854
Commercial Services & Supplies — 1.4%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		246	259,530
The ADT Corp., 4.88%, 7/15/42		539	394,091
Aviation Capital Group Corp. (a):
4.63%, 1/31/18		650	648,706
7.13%, 10/15/20		900	979,228
The Hertz Corp., 4.25%, 4/01/18 (a)		236	231,280
Interactive Data Corp., 10.25%, 8/01/18		1,330	1,481,354
Mobile Mini, Inc., 7.88%, 12/01/20		320	348,800
UR Merger Sub Corp.:
5.75%, 7/15/18		194	207,095
7.38%, 5/15/20		385	414,838
7.63%, 4/15/22		452	485,900
			5,450,822
Communications Equipment — 1.3%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)		4,330	4,384,125
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		530	575,050
			4,959,175
Construction & Engineering — 0.1%
ABB Finance USA, Inc., 4.38%, 5/08/42		192	180,633
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	201,000
			381,633
Construction Materials — 1.0%
HD Supply, Inc.:
8.13%, 4/15/19		1,815	2,019,187
7.50%, 7/15/20 (a)		1,544	1,613,480
Lafarge SA, 7.13%, 7/15/36		135	140,400
			3,773,067
Consumer Finance — 0.9%
Discover Financial Services, 3.85%, 11/21/22		250	235,873
Ford Motor Credit Co. LLC:
8.13%, 1/15/20		1,265	1,538,045
4.25%, 9/20/22		800	779,514
SLM Corp., 6.25%, 1/25/16		661	703,965
			3,257,397
Containers & Packaging — 0.8%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		91	95,550
Sealed Air Corp. (a):
6.50%, 12/01/20		550	583,000
8.38%, 9/15/21		225	254,531
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	725	999,686
4.88%, 9/15/18	USD	410	410,000
7.75%, 11/15/19	EUR	410	586,625
			2,929,392
Diversified Consumer Services — 0.3%
APX Group, Inc., 6.38%, 12/01/19 (a)	USD	636	599,430
Rent-A-Center, Inc., 4.75%, 5/01/21 (a)		431	398,675
			998,105
Diversified Financial Services — 8.0%
Aircastle Ltd., 6.25%, 12/01/19		708	738,090
Ally Financial, Inc.:
8.30%, 2/12/15		1,500	1,620,000
5.50%, 2/15/17		1,500	1,581,193
6.25%, 12/01/17		160	171,565
8.00%, 3/15/20		560	644,700
8.00%, 11/01/31		300	345,000

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Bank of America Corp. (d):
5.63%, 7/01/20	USD	1,100	$1,210,623
3.30%, 1/11/23		4,990	4,612,916
Citigroup, Inc., Series D, 5.35% (b)(f)		1,050	931,875
FMR LLC, 4.95%, 2/01/33 (a)(d)		1,150	1,121,248
General Electric Capital Corp. (d):
6.15%, 8/07/37		2,150	2,413,358
6.88%, 1/10/39		135	163,697
General Motors Financial Co., Inc., 4.25%, 5/15/23 (a)		401	360,900
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		500	495,000
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		626	615,045
JPMorgan Chase & Co.:
3.70%, 1/20/15 (d)		3,425	3,551,735
6.30%, 4/23/19 (d)		2,000	2,324,180
Series Q 5.15%(b)(f)		1,500	1,320,000
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	908,500
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		900	994,500
Moody’s Corp., 4.50%, 9/01/22		900	890,226
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		200	212,750
7.88%, 8/15/19		560	616,000
5.75%, 10/15/20		1,000	991,250
6.88%, 2/15/21		680	717,400
WMG Acquisition Corp., 11.50%, 10/01/18		562	647,705
			30,199,456
Diversified Telecommunication Services — 2.0%
CenturyLink, Inc., Series V, 5.63%, 4/01/20		400	392,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		698	738,135
8.63%, 7/15/20		650	695,500
Telecom Italia Capital SA, 6.00%, 9/30/34		1,550	1,341,514
Verizon Communications, Inc. (d):
3.50%, 11/01/21		500	489,577
6.40%, 2/15/38		3,483	3,919,253
Windstream Corp., 7.88%, 11/01/17		40	44,400
			7,620,379
Electric Utilities — 6.0%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	154,429
5.95%, 12/15/36		217	221,806
CMS Energy Corp., 5.05%, 3/15/22		915	983,891
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	367,424
6.00%, 1/15/38 (d)		825	978,879
4.25%, 12/15/41		375	354,048
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)		1,525	1,865,507
Electricite de France SA, 5.60%, 1/27/40 (a)(d)		1,400	1,464,350
Florida Power Corp. (d):
6.35%, 9/15/37		1,325	1,625,737
6.40%, 6/15/38		430	528,684
Hydro-Quebec (d):
9.40%, 2/01/21		390	534,052
Series HY 8.40%, 1/15/22		730	973,567
Series IO 8.05%, 7/07/24		1,900	2,561,513
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	290,713
Nisource Finance Corp.:
6.40%, 3/15/18		280	323,259
5.25%, 2/15/43		500	483,036
Ohio Power Co., Series D, 6.60%, 3/01/33		1,500	1,781,007
PacifiCorp., 6.25%, 10/15/37 (d)		575	709,908
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)		1,200	1,509,281

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
Southern California Edison Co. (d):
5.63%, 2/01/36	USD	625	$718,268
Series 08-A, 5.95%, 2/01/38		1,075	1,285,570
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	650	857,557
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)	USD	2,000	2,383,490
			22,955,976
Energy Equipment & Services — 3.0%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)(d)		565	569,237
Ensco PLC:
3.25%, 3/15/16		160	166,609
4.70%, 3/15/21 (d)		1,745	1,845,896
EOG Resources, Inc., 2.63%, 3/15/23 (d)		1,902	1,739,193
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		497	530,547
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		71	69,935
GrafTech International Ltd., 6.38%, 11/15/20		580	580,000
Noble Holding International Ltd., 5.25%, 3/15/42		350	321,252
Peabody Energy Corp.:
6.00%, 11/15/18		1,251	1,244,745
6.25%, 11/15/21		1,239	1,195,635
Seadrill Ltd., 5.63%, 9/15/17 (a)		1,590	1,601,925
Tervita Corp., 8.00%, 11/15/18 (a)		381	380,048
Transocean, Inc.:
5.05%, 12/15/16		850	929,661
6.50%, 11/15/20		350	386,947
			11,561,630
Food & Staples Retailing — 0.1%
Rite Aid Corp., 6.75%, 6/15/21 (a)		279	282,488
Food Products — 1.3%
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)		593	596,433
Kraft Foods Group, Inc.:
5.38%, 2/10/20		1,570	1,762,248
5.00%, 6/04/42		997	978,284
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (a)		224	208,320
Post Holdings, Inc., 7.38%, 2/15/22		749	790,195
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		329	330,234
5.88%, 8/01/21		169	168,578
			4,834,292
Gas Utilities — 0.6%
CenterPoint Energy Resources Corp., 5.85%, 1/15/41		1,600	1,842,218
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18		380	407,550
			2,249,768
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp., 6.25%, 11/15/15		1,251	1,380,966
DJO Finance LLC/DJO Finance Corp., 7.75%, 4/15/18		735	722,138
Teleflex, Inc., 6.88%, 6/01/19		385	404,250
			2,507,354
Health Care Providers & Services — 3.8%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		175	187,250
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		400	409,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	695,333
HCA, Inc.:
6.50%, 2/15/20	USD	2,118	2,274,202
7.25%, 9/15/20		350	381,063
4.75%, 5/01/23		1,161	1,084,084

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	USD	75	$78,563
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		310	316,200
Symbion, Inc., 8.00%, 6/15/16		455	477,750
Tenet Healthcare Corp.:
6.25%, 11/01/18		859	907,319
4.50%, 4/01/21		383	352,360
4.38%, 10/01/21 (a)		1,765	1,601,737
UnitedHealth Group, Inc., 2.88%, 3/15/22 (d)		2,000	1,884,586
WellPoint, Inc., 4.65%, 1/15/43 (d)		4,005	3,706,163
			14,355,610
Hotels, Restaurants & Leisure — 1.9%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		398	382,080
MCE Finance Ltd., 5.00%, 2/15/21 (a)		935	857,862
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		150	153,000
PNK Finance Corp., 6.38%, 8/01/21 (a)		524	522,690
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		865	817,425
The Unique Pub Finance Co. PLC:
Series A3 6.54%, 3/30/21	GBP	900	1,405,191
Series A4 5.66%, 6/30/27		1,327	1,922,783
Series N 6.46%, 3/30/32		1,195	1,328,733
			7,389,764
Household Durables — 0.9%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	580	611,175
Standard Pacific Corp., 10.75%, 9/15/16		2,100	2,493,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		372	351,540
			3,456,465
Household Products — 0.2%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	190	263,709
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	200	207,000
6.63%, 11/15/22		275	281,875
			752,584
Independent Power Producers & Energy Traders — 0.4%
Calpine Corp., 7.50%, 2/15/21 (a)		78	82,680
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20 (a)		890	935,613
GenOn REMA LLC, Series C, 9.68%, 7/02/26		415	439,900
			1,458,193
Industrial Conglomerates — 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (a)		180	166,186
Insurance — 5.3%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		613	626,792
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	500	724,059
The Allstate Corp., 5.75%, 8/15/53 (b)	USD	1,000	985,000
American International Group, Inc.:
3.80%, 3/22/17 (d)		5,580	5,905,035
5.45%, 5/18/17 (d)		800	888,101
8.18%, 5/15/68 (b)		970	1,137,325
AXA SA, 5.25%, 4/16/40 (b)	EUR	250	343,081
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19	USD	345	392,091
5.13%, 4/15/22		930	1,012,675
Hartford Life Global Funding Trusts, 0.45%, 6/16/14 (b)		425	424,771
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)		1,000	1,102,383
Lincoln National Corp., 6.25%, 2/15/20		630	729,594
Manulife Financial Corp., 3.40%, 9/17/15 (d)		1,630	1,706,742
MetLife Global Funding I, 5.13%, 6/10/14 (a)(d)		775	802,599
Montpelier Re Holdings Ltd., 4.70%, 10/15/22		450	437,017
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	350,200

Corporate Bonds		Par (000)	Value
Insurance (concluded)
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	$297,866
Prudential Financial, Inc. (d):
7.38%, 6/15/19	USD	250	306,456
5.38%, 6/21/20		250	280,537
4.50%, 11/15/20		450	480,770
5.90%, 3/17/36		500	545,780
5.70%, 12/14/36		675	719,721
			20,198,595
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20		86	82,775
VeriSign, Inc., 4.63%, 5/01/23 (a)		345	322,575
			405,350
IT Services — 0.8%
Ceridian Corp., 11.00%, 3/15/21 (a)		440	508,200
First Data Corp. (a):
7.38%, 6/15/19		775	804,062
6.75%, 11/01/20		680	695,300
SunGard Data Systems, Inc., 7.38%, 11/15/18		1,080	1,147,500
			3,155,062
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22		250	231,312
Machinery — 0.1%
Navistar International Corp., 8.25%, 11/01/21		379	376,631
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)		1,050	1,102,500
Media — 5.7%
AMC Networks, Inc.:
7.75%, 7/15/21		320	353,600
4.75%, 12/15/22		343	321,562
Cinemark USA, Inc., 5.13%, 12/15/22		175	163,625
Clear Channel Communications, Inc., 9.00%, 12/15/19		305	293,563
Clear Channel Worldwide Holdings, Inc., Series B:
6.50%, 11/15/22		674	668,945
6.50%, 11/15/22		1,821	1,821,000
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)		600	840,666
Comcast Corp., 6.45%, 3/15/37 (d)		790	941,866
Cox Communications, Inc., 8.38%, 3/01/39 (a)		1,740	2,080,528
DIRECTV Holdings LLC:
6.38%, 3/01/41		260	259,998
5.15%, 3/15/42		2,100	1,807,871
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		109	113,360
Lynx I Corp., 5.38%, 4/15/21 (a)		395	385,125
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		292	295,650
NBC Universal Media LLC (d):
5.15%, 4/30/20		1,983	2,235,882
4.38%, 4/01/21		1,015	1,085,515
The New York Times Co., 6.63%, 12/15/16		1,070	1,185,025
News America, Inc., 7.63%, 11/30/28		385	468,661
Omnicom Group, Inc., 3.63%, 5/01/22 (d)		2,355	2,274,235
Sirius XM Radio, Inc. (a):
4.25%, 5/15/20		559	511,485
4.63%, 5/15/23		275	242,688
TCI Communications, Inc., 7.88%, 2/15/26		610	791,627
Time Warner, Inc.:
4.70%, 1/15/21		350	371,684
6.10%, 7/15/40		215	231,866
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		255	232,050

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (concluded)
Univision Communications, Inc., 5.13%, 5/15/23 (a)	USD	1,153	$1,088,144
Virgin Media Secured Finance PLC, 6.50%, 1/15/18		525	547,312
			21,613,533
Metals & Mining — 3.9%
Alcoa, Inc., 5.40%, 4/15/21		1,450	1,432,211
ArcelorMittal:
9.50%, 2/15/15		410	449,975
4.25%, 2/25/15		174	178,568
4.25%, 8/05/15		173	178,190
4.25%, 3/01/16		175	178,500
5.00%, 2/25/17		213	217,793
6.13%, 6/01/18		313	322,390
Commercial Metals Co., 4.88%, 5/15/23		534	483,270
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)		1,565	1,384,397
Freeport-McMoRan Copper & Gold, Inc.:
3.55%, 3/01/22		540	481,903
5.45%, 3/15/43 (a)		450	388,031
New Gold, Inc., 6.25%, 11/15/22 (a)		440	421,300
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)		475	407,073
Novelis, Inc., 8.75%, 12/15/20		4,120	4,480,500
Teck Resources Ltd., 5.38%, 10/01/15		2,359	2,541,105
Xstrata Canada Corp., 6.20%, 6/15/35		1,250	1,126,697
			14,671,903
Multiline Retail — 0.8%
Dollar General Corp., 3.25%, 4/15/23		2,000	1,821,376
Dufry Finance SCA, 5.50%, 10/15/20 (a)		1,260	1,285,894
			3,107,270
Oil, Gas & Consumable Fuels — 11.4%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		400	411,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,916	2,148,882
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		159	160,590
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		59	60,033
BP Capital Markets PLC, 3.13%, 10/01/15 (d)		330	345,433
Burlington Resources Finance Co., 7.40%, 12/01/31 (d)		875	1,152,515
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		400	422,000
Cenovus Energy, Inc., 6.75%, 11/15/39		750	898,759
Chesapeake Energy Corp., 5.75%, 3/15/23		615	611,925
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36 (d)		535	619,907
Continental Resources, Inc.:
5.00%, 9/15/22		486	490,860
4.50%, 4/15/23		113	111,023
Denbury Resources, Inc., 4.63%, 7/15/23		623	556,027
El Paso Natural Gas Co. LLC, 8.38%, 6/15/32		275	360,814
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		240	275,126
Energy Transfer Partners LP, 7.50%, 7/01/38		500	585,646
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		455	506,187
Enterprise Products Operating LLC:
4.05%, 2/15/22 (d)		1,250	1,279,716
6.13%, 10/15/39		700	783,786
Series L, 6.30%, 9/15/17		575	663,050
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)(d)		505	570,198
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		1,300	1,488,265
6.50%, 9/01/39 (d)		3,000	3,343,026
6.55%, 9/15/40		110	123,550
6.38%, 3/01/41		150	165,646

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19	USD	110	$120,450
5.50%, 2/01/22 (a)		106	102,290
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		355	326,600
Marathon Petroleum Corp., 6.50%, 3/01/41		997	1,098,146
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22		98	102,410
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		212	204,580
MidAmerican Energy Co., 5.80%, 10/15/36		700	801,908
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	894,609
6.50%, 9/15/37		1,900	2,255,657
Nexen, Inc., 7.50%, 7/30/39		1,000	1,227,145
Offshore Group Investment Ltd., 7.13%, 4/01/23		232	223,300
Pacific Drilling SA, 5.38%, 6/01/20 (a)		368	355,120
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		47	48,058
PDC Energy, Inc., 7.75%, 10/15/22		300	315,000
Petrobras International Finance Co.:
3.88%, 1/27/16		1,340	1,375,096
5.75%, 1/20/20		1,725	1,746,035
Pioneer Natural Resources Co., 3.95%, 7/15/22		350	345,628
Premier Oil PLC, 5.00%, 6/09/18		1,900	1,900,000
Range Resources Corp.:
5.75%, 6/01/21 (d)		847	887,232
5.00%, 8/15/22		88	86,020
Regency Energy Partners LP, 4.50%, 11/01/23 (a)		249	222,232
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		168	168,000
Rosetta Resources, Inc., 5.63%, 5/01/21		239	230,635
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		1,787	1,706,585
5.63%, 4/15/23		468	434,070
Sabine Pass LNG LP:
7.50%, 11/30/16		1,475	1,624,344
6.50%, 11/01/20 (a)		475	477,375
SandRidge Energy, Inc.:
8.75%, 1/15/20		35	36,575
7.50%, 2/15/23		382	369,585
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		386	391,790
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17		1,040	1,225,300
Western Gas Partners LP:
5.38%, 6/01/21		710	767,209
4.00%, 7/01/22		200	194,995
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		2,500	2,803,765
			43,201,708
Paper & Forest Products — 0.4%
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		155	166,237
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		180	189,450
International Paper Co.:
7.50%, 8/15/21		75	92,316
4.75%, 2/15/22		420	441,560
6.00%, 11/15/41		435	471,913
NewPage Corp., 11.38%, 12/31/14 (c)(g)		397	—
			1,361,476
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Pharmaceuticals — 0.8%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	$292,084
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	520	587,600
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (a)		575	584,344
VPII Escrow Corp., 6.75%, 8/15/18 (a)		1,321	1,398,609
			2,862,637
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 5.63%, 3/01/23		247	229,710
Simon Property Group LP, 4.75%, 3/15/42		835	796,736
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		275	286,799
Vornado Realty LP, 5.00%, 1/15/22		1,185	1,238,519
			2,551,764
Real Estate Management & Development — 0.9%
Lennar Corp., 4.75%, 11/15/22 (a)		440	403,700
Punch Taverns Finance PLC, Series A2R, 6.82%, 7/15/20	GBP	669	1,046,804
Realogy Corp. (a)(d):
7.88%, 2/15/19	USD	374	406,725
7.63%, 1/15/20		520	582,400
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		476	472,430
WEA Finance LLC, 4.63%, 5/10/21 (a)		305	317,501
			3,229,560
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		950	1,038,645
The Hertz Corp.:
5.88%, 10/15/20		230	236,038
7.38%, 1/15/21		620	669,600
6.25%, 10/15/22		385	391,737
			2,336,020
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		470	470,000
Software — 0.6%
IAC/InterActiveCorp, 4.75%, 12/15/22		598	551,655
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,085	1,033,462
Oracle Corp., 5.38%, 7/15/40 (d)		775	849,905
			2,435,022
Specialty Retail — 0.7%
The Home Depot, Inc., 5.88%, 12/16/36 (d)		830	956,119
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(h)		244	250,710
QVC, Inc. (a):
7.50%, 10/01/19		395	425,841
7.38%, 10/15/20		975	1,059,384
			2,692,054
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22		490	453,863
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		402	396,975
The William Carter Co., 5.25%, 8/15/21 (a)		328	329,640
			1,180,478
Thrifts & Mortgage Finance — 0.4%
Radian Group, Inc., 5.38%, 6/15/15		1,400	1,449,000
Tobacco — 1.2%
Altria Group, Inc.:
9.95%, 11/10/38		800	1,183,177
10.20%, 2/06/39		1,388	2,107,132
Lorillard Tobacco Co., 7.00%, 8/04/41		500	515,256
Reynolds American, Inc., 4.75%, 11/01/42		1,050	917,650
			4,723,215

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, 2.38%, 9/08/16	USD	795	$805,838
Crown Castle International Corp., 5.25%, 1/15/23		465	439,425
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,560	1,758,980
Digicel Group Ltd., 8.25%, 9/30/20 (a)		460	487,600
Digicel Ltd., 6.00%, 4/15/21 (a)		750	723,750
MetroPCS Wireless, Inc., 6.63%, 11/15/20		504	522,900
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,472,202
SBA Tower Trust, 5.10%, 4/15/42 (a)		360	386,299
Softbank Corp., 4.50%, 4/15/20 (a)		550	519,992
Sprint Capital Corp., 6.88%, 11/15/28		464	418,760
Sprint Communications, Inc. (FKA Sprint Nextel Corp.) (a):
9.00%, 11/15/18		530	618,775
7.00%, 3/01/20		888	954,600
			9,109,121
Total Corporate Bonds — 83.8%			318,129,724

Foreign Agency Obligations
Italy Government International Bond, 5.38%, 6/15/33		455	455,955
Slovenia Government Bond, Series RS65, 4.38%, 4/02/14	EUR	1,600	2,129,337
Slovenia Government International Bond, 5.85%, 5/10/23 (a)	USD	432	406,080
Total Foreign Agency Obligations — 0.8%			2,991,372

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.0%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		846	743,080
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,212	1,056,486
Series 2006-OA21, Class A1, 0.37%, 3/20/47 (b)(d)		728	495,744
Series 2007-HY4, Class 4A1, 4.87%, 6/25/47 (b)		589	467,778
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		294	216,808
Series 2007-10, Class A22, 6.00%, 7/25/37		463	403,370
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		1,121	1,117,004
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.19%, 6/19/35 (b)		793	783,118
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		374	352,706
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		565	520,803
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.36%, 12/25/36 (b)		522	431,947
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		670	574,704
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		206	178,129

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.91%, 5/25/36 (b)	USD	580	$466,765
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A21, 6.00%, 7/25/37		37	34,963
			7,843,405
Commercial Mortgage-Backed Securities — 12.2%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		500	542,152
Series 2007-2, Class A4, 5.79%, 4/10/49 (b)		750	833,602
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		800	846,269
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.34%, 12/10/49 (b)		1,370	1,535,351
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,093	1,185,740
Commercial Mortgage Pass-Through Certificates:
Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)		1,750	1,870,773
Series 2013-LC6, Class B, 3.74%, 1/10/46		695	640,929
Series 2013-LC6, Class D, 4.43%, 1/10/46 (a)(b)		835	685,330
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 5.99%, 6/15/38 (b)		1,000	1,082,354
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,854,505
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		1,010	1,107,708
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705	731,934
DBRR Trust, Series 2011-C32, Class A3A, 5.92%, 6/17/49 (a)(b)		365	403,267
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class A4, 6.06%, 7/10/38 (b)		1,165	1,279,129
Series 2007-GG9, Class A4, 5.44%, 3/10/39		2,190	2,403,945
GS Mortgage Securities Trust:
Series 2007-GG10, Class A4, 6.00%, 8/10/45 (b)(d)		435	478,911
Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)		1,250	1,142,999
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		1,267	1,280,917
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		820	839,603
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (b)		330	356,008
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C8, Class C, 4.93%, 12/15/39		1,385	1,422,074
Series 2007-C6, Class A4, 5.86%, 7/15/40		5,201	5,693,748
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,400	1,534,739
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)		4,000	4,413,436
Morgan Stanley Reremic Trust, Series 2011, Class A, 2.50%, 3/23/51 (a)		384	384,137
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		916	913,440
Titan Europe PLC, Series 2007-1X, Class A, 0.76%, 1/20/17 (b)	GBP	1,607	2,142,216
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48	USD	4,049	4,075,696
Series 2007-C33, Class A4, 6.12%, 2/15/51 (b)		2,185	2,384,320

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B, 4.31%, 8/15/45	USD	695	$682,050
Series 2012-C8, Class C, 5.04%, 8/15/45 (b)		895	867,651
Series 2013-C11, Class D, 4.32%, 3/15/45 (a)(b)		800	643,526
			46,258,459
Interest Only Commercial Mortgage-Backed Securities — 1.3%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 2.05%, 8/15/45 (a)(b)		15,750	1,562,518
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.86%, 3/15/45 (a)(b)		9,480	1,224,905
WF-RBS Commercial Mortgage Trust (a)(b):
Series 2012-C8, Class XA, 2.40%, 8/15/45		6,026	734,324
Series 2012-C9, Class XA, 2.43%, 11/15/45		10,745	1,384,456
			4,906,203
Total Non-Agency Mortgage-Backed Securities — 15.5%			59,008,067

Preferred Securities

Capital Trusts
Capital Markets — 0.4%
The Bank of New York Mellon Corp., Series D, 4.50% (b)(f)		1,698	1,519,710
State Street Capital Trust IV, 1.27%, 6/01/77 (b)		70	56,700
			1,576,410
Commercial Banks — 0.9%
BNP Paribas SA, 7.20% (a)(b)(f)		1,000	987,500
BPCE SA, 12.50% (a)(b)(f)		800	996,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		505	501,213
Wachovia Capital Trust III, 5.57% (b)(f)		1,025	968,625
			3,453,338
Diversified Financial Services — 1.5%
Capital One Financial Corp., 4.75%, 7/15/21		960	1,010,155
General Electric Capital Corp., Series B, 6.25% (b)(f)		900	913,500
JPMorgan Chase & Co., Series 1, 7.90% (b)(f)		3,500	3,858,750
			5,782,405
Electric Utilities — 0.5%
Electricite de France SA, 5.25% (a)(b)(f)		2,100	1,968,750
Insurance — 3.2%
The Allstate Corp., 6.50%, 5/15/67 (b)(d)		1,950	2,067,000
AXA SA, 6.46% (a)(b)(f)		1,025	1,019,875
Genworth Holdings, Inc., 6.15%, 11/15/66 (b)		1,150	1,000,500
Liberty Mutual Group, Inc., 7.00%, 3/07/67 (a)(b)		975	989,625
Lincoln National Corp., 6.05%, 4/20/67 (b)		675	668,250
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		640	726,400
MetLife, Inc., 6.40%, 12/15/66		3,500	3,517,500
Swiss Re Capital I LP, 6.85% (a)(b)(f)		1,060	1,107,700
XL Group PLC, Series E, 6.50% (b)(f)		815	788,512
			11,885,362
Total Capital Trusts — 6.5%			24,666,265

Preferred Stocks		Shares
Capital Markets — 0.3%
The Goldman Sachs Group, Inc., Series J, 5.50% (b)		46,000	1,041,900
Commercial Banks — 1.0%
US Bancorp, Series G, 6.00% (b)		150,000	4,023,000
Total Preferred Stocks — 1.3%			5,064,900

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	27

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Trust Preferreds		Shares	Value
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		14,773	$403,673
Total Trust Preferreds — 0.1%			403,673
Total Preferred Securities — 7.9%			30,134,838

Municipal Bonds		Par (000)
City of Detroit Michigan, GO, Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/14 (c)(g)	USD	1,525	610,000
District of Columbia, Refunding RB, Howard University, Series B, 7.63%, 10/01/35		1,000	1,096,800
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,095,749
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,275	1,474,461
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		625	823,531
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, 7.06%, 4/01/57		1,000	1,000,470
New York City Municipal Water Finance Authority, Second General Resolution, Refunding RB:
Build America Bonds, Series GG, 5.72%, 6/15/42		700	790,797
Series EE, 5.38%, 6/15/43		385	400,858
Series EE, 5.50%, 6/15/43		465	489,464
New York State Dormitory Authority, RB, Build American Bonds:
5.63%, 3/15/39		550	595,188
5.60%, 3/15/40		950	1,025,905
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		385	445,053
State of California, GO:
Build America Bonds, 7.63%, 3/01/40		860	1,114,835
Various Purpose, 7.55%, 4/01/39		140	181,472
State of Illinois, GO, Taxable-Pension, 5.10%, 6/01/33		1,000	876,150
University of California, RB, Build America Bonds, 5.95%, 5/15/45		445	482,144
Total Taxable Municipal Bonds — 3.3%			12,502,877

US Government Sponsored Agency Securities
Agency Obligations — 2.6%
Fannie Mae (d):
2.95%, 10/09/19 (i)		7,055	5,899,497
5.63%, 7/15/37 (j)		775	949,917
Federal Home Loan Bank (d):
5.25%, 12/09/22		675	783,107
5.37%, 9/09/24		1,075	1,244,024
Resolution Funding Corp. (i):
1.86%, 7/15/18		525	479,617
1.81%, 10/15/18		525	478,648
			9,834,810
Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34		390	415,459
Freddie Mac Mortgage-Backed Securities, Series 2825, Class VP, 5.50%, 6/15/15		361	364,981
			780,440

US Government Sponsored Agency Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac Mortgage-Backed Securities (b):
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)	USD	165	$154,321
Series 2013-K24, Class B, 3.62%, 11/25/45 (a)		1,750	1,532,653
Series K013, Class A2, 3.97%, 1/25/21		940	996,563
			2,683,537
Interest Only Collateralized Mortgage Obligations — 2.5%
Fannie Mae Mortgage-Backed Securities:
Series 2012-47, Class NI, 4.50%, 4/25/42		5,347	1,095,114
Series 2012-96, Class DI, 4.00%, 2/25/27		7,557	889,513
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)		13,208	1,876,808
Freddie Mac Mortgage-Backed Securities:
Series 2611, Class QI, 5.50%, 9/15/32		1,127	123,609
Series K707, Class X1, 1.69%, 12/25/18 (b)		2,497	172,706
Series K710, Class X1, 1.91%, 5/25/19 (b)		8,616	723,937
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-116, Class KS, 6.29%, 12/16/39		3,759	507,721
Series 2009-78, Class SD, 6.02%, 9/20/32		5,973	968,805
Series 2011-52, Class NS, 6.49%, 4/16/41		16,285	3,156,347
			9,514,560
Mortgage-Backed Securities — 8.1%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/15/42 (k)		16,300	15,630,808
4.00%, 12/01/41 (d)		3,302	3,413,009
4.50%, 7/01/41 (d)		4,186	4,426,122
5.00%, 8/01/34 (d)		2,839	3,054,733
5.50%, 6/01/38 (d)		1,766	1,915,121
6.00%, 12/01/38 (d)		1,545	1,688,059
Freddie Mac Mortgage-Backed Securities, 6.00%, 11/01/13–12/01/18		368	391,158
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33		65	71,399
			30,590,409
Total US Government Sponsored Agency Securities — 14.1%			53,403,756

US Treasury Obligations
US Treasury Bonds:
8.13%, 8/15/21 (d)		1,550	2,202,210
6.25%, 8/15/23 (d)		5,085	6,664,528
3.50%, 2/15/39 (d)		330	324,019
4.25%, 5/15/39 (d)		6,045	6,720,341
4.38%, 5/15/40 (d)		6,375	7,223,672
4.75%, 2/15/41 (d)		1,630	1,957,273
4.38%, 5/15/41 (d)		800	906,250
3.13%, 11/15/41 (d)		9,930	8,977,336
3.13%, 2/15/42 (d)		6,268	5,657,848
3.00%, 5/15/42 (d)		2,730	2,398,136
3.13%, 2/15/43		2,337	2,098,833
US Treasury Notes:
2.25%, 7/31/18 (d)		495	510,817
1.75%, 5/15/22		156	145,665
Total US Treasury Obligations — 12.1%			45,786,928
Total Long-Term Investments (Cost — $544,491,691) — 145.1%			551,028,837

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (l)(m)		5,335,491	5,335,491
Total Short-Term Securities
(Cost — $5,335,491) — 1.4%			5,335,491

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Options Purchased	Value
(Cost — $1,198,937) — 0.4%	$1,600,620
Total Investments Before Options Written
(Cost — $551,026,119) — 146.9%	557,964,948

Options Written	Value
(Premiums Received — $802,073) — (0.4)%	$(1,332,765)
Total Investments, Net of Options Written — 146.5%	556,632,183
Liabilities in Excess of Other Assets — (46.5)%	(176,719,580)
Net Assets — 100.0%	$379,912,603

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	All or a portion of securities with an aggregate market value of $165,853,735 have been pledged as collateral for open reverse repurchase agreements.
(e)	Convertible security.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	All or a portion of security has been pledged in connection with open financial futures contracts.
(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2013 were as follows:

Counterparty	Value	Unrealized Depreciation
J.P. Morgan Securities LLC	$15,630,808	$(12,098)

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	534,025	4,801,466	5,335,491	$2,396	$72

(m)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63%)	10/24/12	Open	$345,482	$343,611
BNP Paribas Securities Corp.	0.35%	1/11/13	Open	4,741,000	4,751,740
Credit Suisse Securities (USA) LLC	0.35%	1/14/13	Open	2,166,425	2,171,269
UBS Securities LLC	(0.25%)	1/15/13	Open	484,487	483,720
UBS Securities LLC	0.28%	1/15/13	Open	3,529,338	3,535,597
UBS Securities LLC	0.32%	1/15/13	Open	2,375,000	2,379,813
UBS Securities LLC	0.32%	1/15/13	Open	2,622,000	2,627,314
UBS Securities LLC	0.32%	1/15/13	Open	1,438,650	1,441,566
UBS Securities LLC	0.32%	1/15/13	Open	2,606,875	2,612,158
UBS Securities LLC	0.32%	1/15/13	Open	1,571,500	1,574,685
UBS Securities LLC	0.32%	1/15/13	Open	1,421,275	1,424,155
UBS Securities LLC	0.32%	1/15/13	Open	985,500	987,497
UBS Securities LLC	0.33%	1/15/13	Open	1,223,250	1,225,807
UBS Securities LLC	0.33%	1/15/13	Open	707,000	708,478
UBS Securities LLC	0.33%	1/15/13	Open	170,100	170,455
UBS Securities LLC	0.33%	1/15/13	Open	382,775	383,575
UBS Securities LLC	0.34%	1/15/13	Open	762,500	764,142
UBS Securities LLC	0.34%	1/15/13	Open	733,125	734,704
UBS Securities LLC	0.34%	1/15/13	Open	904,812	906,760
UBS Securities LLC	0.34%	1/15/13	Open	784,687	786,377
UBS Securities LLC	0.34%	1/15/13	Open	602,212	603,509
UBS Securities LLC	0.34%	1/15/13	Open	1,179,063	1,181,602
UBS Securities LLC	0.34%	1/15/13	Open	334,950	335,671

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	29

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

 Reverse repurchase agreements outstanding as of August 31, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.34%	1/15/13	Open	$1,473,750	$1,476,923
UBS Securities LLC	0.34%	1/15/13	Open	561,600	562,809
UBS Securities LLC	0.34%	1/15/13	Open	4,466,948	4,476,567
UBS Securities LLC	0.34%	1/15/13	Open	1,950,000	1,954,199
UBS Securities LLC	0.34%	1/15/13	Open	871,500	873,377
UBS Securities LLC	0.34%	1/15/13	Open	1,181,250	1,183,794
UBS Securities LLC	0.34%	1/15/13	Open	1,354,500	1,357,417
UBS Securities LLC	(0.50%)	1/15/13	Open	496,600	495,027
BNP Paribas Securities Corp.	0.35%	1/22/13	Open	883,000	884,906
BNP Paribas Securities Corp.	0.35%	1/22/13	Open	1,243,000	1,245,683
Credit Suisse Securities (USA) LLC	0.35%	2/01/13	Open	1,875,750	1,879,616
Credit Suisse Securities (USA) LLC	0.35%	2/01/13	Open	1,797,390	1,801,095
Credit Suisse Securities (USA) LLC	0.10%	2/07/13	Open	2,418,000	2,419,377
Deutsche Bank Securities, Inc.	0.15%	2/07/13	Open	2,194,388	2,196,262
Deutsche Bank Securities, Inc.	0.16%	2/07/13	Open	6,155,488	6,161,096
UBS Securities LLC	0.34%	2/07/13	Open	642,000	643,249
UBS Securities LLC	0.34%	2/07/13	Open	1,095,375	1,097,506
BNP Paribas Securities Corp.	0.32%	2/08/13	Open	1,968,000	1,971,586
BNP Paribas Securities Corp.	0.32%	2/08/13	Open	505,000	505,920
BNP Paribas Securities Corp.	0.15%	2/14/13	Open	9,942,413	9,950,657
BNP Paribas Securities Corp.	0.33%	2/14/13	Open	1,020,000	1,021,861
BNP Paribas Securities Corp.	0.34%	2/28/13	Open	2,269,000	2,272,964
BNP Paribas Securities Corp.	0.34%	2/28/13	Open	1,109,000	1,110,938
BNP Paribas Securities Corp.	0.33%	3/07/13	Open	1,884,000	1,887,074
BNP Paribas Securities Corp.	0.33%	3/07/13	Open	1,228,000	1,230,004
BNP Paribas Securities Corp.	0.33%	3/07/13	Open	2,313,000	2,316,774
BNP Paribas Securities Corp.	0.33%	3/11/13	Open	879,000	880,402
BNP Paribas Securities Corp.	0.33%	3/11/13	Open	983,000	984,568
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.20%	4/02/13	Open	7,563,806	7,570,193
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.22%	4/02/13	Open	1,097,844	1,098,864
Barclays Capital, Inc.	0.35%	4/02/13	Open	369,609	370,152
Barclays Capital, Inc.	0.35%	4/02/13	Open	280,250	280,661
Barclays Capital, Inc.	0.35%	4/02/13	Open	553,137	553,949
Barclays Capital, Inc.	0.35%	4/02/13	Open	480,937	481,643
Barclays Capital, Inc.	0.35%	4/02/13	Open	995,363	996,824
Barclays Capital, Inc.	0.35%	4/02/13	Open	544,530	545,329
Barclays Capital, Inc.	0.35%	4/02/13	Open	304,000	304,446
Barclays Capital, Inc.	0.35%	4/02/13	Open	5,725,080	5,733,485
Barclays Capital, Inc.	0.35%	4/02/13	Open	727,819	728,887
BNP Paribas Securities Corp.	0.20%	4/02/13	Open	533,362	533,812
BNP Paribas Securities Corp.	0.19%	4/02/13	Open	2,719,763	2,721,945
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.20%	4/02/13	Open	7,246,125	7,252,244
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.22%	4/02/13	Open	875,812	876,626
BNP Paribas Securities Corp.	0.19%	4/03/13	Open	851,537	852,216
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,648,500	1,650,904
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,437,844	3,442,858
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	2,020,500	2,023,447
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,700,969	1,703,450
UBS Securities LLC	0.32%	4/11/13	Open	1,630,000	1,632,072
UBS Securities LLC	0.40%	4/11/13	Open	4,055,063	4,061,506
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.14%	4/25/13	Open	8,430,938	8,435,167
BNP Paribas Securities Corp.	0.00%	4/29/13	Open	1,039,000	1,039,000
BNP Paribas Securities Corp.	0.00%	4/29/13	Open	377,850	377,850
BNP Paribas Securities Corp.	0.34%	5/24/13	Open	1,342,000	1,343,267
Barclays Capital, Inc.	0.60%	6/03/13	Open	3,258,750	3,263,584
Citigroup Global Markets, Inc.	0.00%	6/06/13	Open	443,156	443,156
Barclays Capital, Inc.	0.35%	6/24/13	Open	3,334,398	3,336,635
BNP Paribas Securities Corp.	0.07%	6/24/13	Open	5,876,250	5,877,038
BNP Paribas Securities Corp.	0.16%	8/08/13	9/12/13	14,179,000	14,180,260
Deutsche Bank Securities, Inc.	0.34%	8/29/13	Open	1,850,000	1,850,035
Total				$172,326,150	$172,537,361

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
270	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	59,332,500	$23,559
5	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	598,398	(264)
(544)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	67,609,000	(196,940)
251	30-Year US Treasury Bond	Chicago Board of Trade	December 2013	USD	33,108,469	252,657
78	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2013	USD	11,066,250	129,675
150	90-Day Euribor Future	NYSE Liffe	December 2014	USD	49,262,024	(23,168)
(197)	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	48,907,713	42,419
Total						$227,938

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,746,217	EUR	5,765,000	UBS AG	9/25/13	$126,421
USD	467,323	GBP	300,000	BNP Paribas S.A.	10/22/13	2,587
USD	7,439,482	GBP	4,933,000	Deutsche Bank AG	10/22/13	(202,326)
Total						$(73,318)

•	Over-the-counter interest rate swaptions purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.11%	Receive	3-month LIBOR	9/03/13	USD	5,200	$1
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.10%	Pay	3-month LIBOR	2/22/16	USD	2,500	120,133
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	4.00%	Pay	3-month LIBOR	3/14/16	USD	15,000	789,419
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/16/17	USD	6,300	322,292
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	5/22/18	USD	6,000	368,775
Total									$1,600,620

•	Over-the-counter interest rate swaptions written as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.35%	Pay	3-month LIBOR	4/08/14	USD	15,200	$(20,815)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.35%	Pay	3-month LIBOR	7/11/14	USD	15,500	(23,989)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	4/08/14	USD	15,200	(292,132)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	15,500	(417,132)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/16/17	USD	12,600	(255,618)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	5/22/18	USD	12,000	(323,079)
Total									$(1,332,765)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	1,400	$(81,904)	$29,242	$(111,146)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	1,800	11,384	82,977	(71,593)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(2)	13	(15)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(2)	13	(15)
Total						$(70,524)	$112,245	$(182,769)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	31

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Credit Suisse AG	9/20/16	A-	USD	535	$ 5,380	$(29,963)	$35,343
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	730	7,342	(37,387)	44,729
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	500	5,028	(24,922)	29,950
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	900	9,051	(45,202)	54,253
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	275	2,765	(12,319)	15,084
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	298	2,563	(14,302)	16,865
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	285	2,451	(14,855)	17,306
Total							$34,580	$(178,950)	$213,530
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of August 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation (Depreciation)
0.56%[3]	3-month LIBOR	Chicago Mercantile	N/A	6/25/15	USD	20,900	$(15,973)	$(16,201)
0.48%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/01/15	USD	50,000	55,825	55,253
0.68%[3]	3-month LIBOR	Chicago Mercantile	2/03/14[5]	2/01/16	USD	20,800	53,235	52,995
1.56%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/01/18	USD	2,100	17,267	17,239
1.25%[4]	6-Month Euribor	Chicago Mercantile	N/A	8/23/18	EUR	5,000	(34,650)	(7,884)
1.05%[4]	6-Month Euribor	Chicago Mercantile	N/A	8/28/18	EUR	5,000	(100,256)	(79,184)
1.89%[4]	3-month LIBOR	Chicago Mercantile	2/03/14[5]	2/01/19	USD	8,500	(64,497)	(64,611)
2.42%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/22/20	USD	7,500	(21,164)	(21,274)
2.06%[4]	3-month LIBOR	Deutsche Bank AG	N/A	2/25/23	USD	3,400	(234,323)	(234,323)
2.11%[4]	3-month LIBOR	Goldman Sachs & Co.	N/A	3/14/23	USD	300	(19,664)	(19,664)
2.63%[3]	3-month LIBOR	Chicago Mercantile	N/A	6/24/23	USD	900	22,241	22,226
4.27%[4]	3-month LIBOR	Chicago Mercantile	8/23/16[5]	8/23/26	USD	4,800	69,702	69,623
3.05%[3]	3-month LIBOR	Deutsche Bank AG	N/A	2/07/43	USD	4,800	567,479	567,479
3.04%[3]	3-month LIBOR	Deutsche Bank AG	N/A	3/28/43	USD	600	72,932	72,932
Total							$368,154	$414,606
[3]	Fund pays the fixed rate and receives the floating rate.
[4]	Fund pays the floating rate and receives the fixed rate.
[5]	Forward interest rate swap.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to the Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$17,982,531	$10,951,144	$28,933,675
Common Stocks	—	—	137,600	137,600
Corporate Bonds	—	311,845,599	6,284,125	318,129,724
Foreign Agency Obligations	—	2,991,372	—	2,991,372
Non-Agency Mortgage-Backed Securities	—	59,008,067	—	59,008,067
Preferred Securities	$5,468,573	24,666,265	—	30,134,838
Municipal Bonds	—	12,502,877	—	12,502,877
US Government Sponsored Agency Securities	—	53,403,756	—	53,403,756
US Treasury Obligations	—	45,786,928	—	45,786,928
Short-Term Securities	5,335,491	—	—	5,335,491
Options Purchased:
Interest Rate Contracts	—	1,600,620	—	1,600,620
Total	$10,804,064	$529,788,015	$17,372,869	$557,964,948

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$213,530	—	$213,530
Foreign currency exchange contracts	—	129,008	—	129,008
Interest rate contracts	$448,310	857,747	—	1,306,057
Liabilities:
Credit contracts	—	(182,769)	—	(182,769)
Foreign currency exchange contracts	—	(202,326)	—	(202,326)
Interest rate contracts	(220,372)	(1,775,906)	—	(1,996,278)
Total	$227,938	$(960,716)	—	$(732,778)

[1] Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$52,785	—	—	$52,785
Cash pledged for financial futures contracts	287,000	—	—	287,000
Cash pledged for centrally cleared swaps	420,000	—	—	420,000
Cash pledged as collateral for reverse repurchase agreements	5,147,000	—	—	5,147,000
Cash pledged as collateral for over-the-counter swaps	690,000	—	—	690,000
Liabilities:
Bank overdraft	—	$(157,427)	—	(157,427)
Reverse repurchase agreements	—	(172,537,361)	—	(172,537,361)
Cash received as collateral for over-the-counter for swaps	—	(1,400,000)	—	(1,400,000)
Total	$6,596,785	$(174,094,788)	—	$(167,498,003)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	33

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)
A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of August 31, 2012	$1,505,315	$1	$5,224,808	$511,457	$7,241,581
Transfers into Level 3[1]	—	—	4,712,948	—	4,712,948
Transfers out of Level 3[1]	(745,445)	—	—	—	(745,445)
Accrued discounts/premiums	(417,197)	—	(11,673)	2,575	(426,295)
Net realized gain (loss)	—	(1,586)	1,476	34,906	34,796
Net change in unrealized appreciation/depreciation[2]	228,445	139,186	(344,957)	(4,835)	17,839
Purchases	10,380,026	—	—	—	10,380,026
Sales	—	(1)	(3,298,477)	(544,103)	(3,842,581)
Closing Balance, as of August 31, 2013	$10,951,144	$137,600	$6,284,125	—	$17,372,869
[1]	As of August 31, 2012, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $4,712,948 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $23,822.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments August 31, 2013	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24	USD	575	$549,125
Series 2013-7RA, Class C, 3.71%, 4/24/24		1,600	1,510,080
Series 2013-7RA, Class D, 5.26%, 4/24/24		710	652,135
Total Asset-Backed Securities — 0.6%			2,711,340

Common Stocks		Shares
Auto Components — 0.8%
Dana Holding Corp.		9,157	191,931
Delphi Automotive PLC		13,100	720,762
The Goodyear Tire & Rubber Co. (d)		125,547	2,526,005
Lear Corp.		653	44,894
			3,483,592
Automobiles — 1.5%
General Motors Co. (d)		184,063	6,272,867
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (d)		10,590	123,374
Capital Markets — 1.9%
American Capital Ltd. (d)		545,247	6,804,682
E*Trade Financial Corp. (d)		72,200	1,013,688
Uranium Participation Corp. (d)		53,140	245,192
			8,063,562
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (d)		9,890	386,205
Huntsman Corp.		68,400	1,197,000
			1,583,205
Communications Equipment — 0.3%
Loral Space & Communications Ltd.		19,132	1,264,817
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd. (d)		422,854,200	2,135,414
Diversified Telecommunication Services — 0.3%
Broadview Networks Holdings, Inc. (d)		49,725	313,268
Level 3 Communications, Inc. (d)		33,620	751,743
			1,065,011
Electrical Equipment — 0.0%
Medis Technologies Ltd. (d)		109,685	1
Energy Equipment & Services — 0.9%
Laricina Energy Ltd. (d)		70,588	2,371,028
Osum Oil Sands Corp. (d)		120,000	1,443,463
			3,814,491
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Corp. (d)		68,974	1,480,872
Pinnacle Entertainment, Inc. (d)		13,261	314,020
Travelport LLC/Travelport Holdings, Inc. (d)		1,440,364	1,274,722
			3,069,614
Insurance — 0.6%
American International Group, Inc. (d)		59,082	2,744,950
Media — 0.2%
Cablevision Systems Corp., Class A		48,526	860,366
Clear Channel Outdoor Holdings, Inc., Class A (d)		14,202	107,367
			967,733
Metals & Mining — 0.1%
African Minerals Ltd. (d)		65,551	193,543
Peninsula Energy Ltd. (d)		11,250,902	258,308
			451,851
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (d)		294,600	31,465
Common Stocks		Shares	Value
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd. (a)		208,741	$605,349
Ainsworth Lumber Co. Ltd. (a)(d)		728,451	2,005,609
NewPage Corp. (d)		12,520	1,001,600
Western Forest Products, Inc. (d)		74,889	101,100
Western Forest Products, Inc. (d)		74,936	101,025
			3,814,683
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		200	4,298
Software — 0.2%
HMH Holdings/EduMedia (d)		30,127	907,565
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (d)		62,760	1,427,162
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (d)		14,451	1,003,188
SBA Communications Corp., Class A (d)		14,451	1,083,825
			2,087,013
Total Common Stocks — 10.1%			43,312,668

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD	720	744,300
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		240	258,600
7.13%, 3/15/21		375	405,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,244	1,343,520
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		285	290,315
			3,041,735
Air Freight & Logistics — 0.2%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		507	507,143
Series 2, 12.38%, 8/16/15		514	513,989
			1,021,132
Airlines — 2.3%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		599	596,964
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18		17	17,110
Series 2010-1, Class B, 6.00%, 7/12/20		521	534,172
Series 2012-3, Class C, 6.13%, 4/29/18		1,370	1,389,865
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24		867	944,597
Series 2009-1, Class B, 9.75%, 6/17/18		247	270,808
Series 2010-1, Class B, 6.38%, 7/02/17		800	830,000
US Airways Group, Inc., 6.13%, 6/01/18		485	440,138
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		682	719,540
Series 2012-1, Class C, 9.13%, 10/01/15		622	646,389
Series 2012-2, Class B, 6.75%, 12/03/22		600	619,500
Series 2012-2, Class C, 5.45%, 6/03/18		1,525	1,422,063
Series 2013-1, Class B, 5.38%, 5/15/23		1,400	1,330,000
			9,761,146
Auto Components — 3.0%
Affinia Group, Inc., 7.75%, 5/01/21 (a)		991	1,018,252
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	156,520
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)	USD	300	303,150
Dana Holding Corp., 6.75%, 2/15/21		660	700,425
Delphi Corp., 6.13%, 5/15/21		115	125,638
GKN Holdings PLC, 5.38%, 9/19/22	GBP	290	457,494
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Auto Components (concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD	4,455	$4,688,887
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		585	647,887
Jaguar Land Rover Automotive PLC (FKA Jaguar Land Rover PLC), 8.25%, 3/15/20	GBP	610	1,047,412
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	193	255,129
Schaeffler Holding Finance BV (e):
6.88%, 8/15/18 (a)	USD	715	743,600
6.88%, 8/15/18	EUR	495	672,208
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		428	574,264
Titan International, Inc.:
7.88%, 10/01/17 (a)	USD	725	768,500
7.88%, 10/01/17		685	726,100
			12,885,466
Building Products — 1.5%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		690	669,300
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		592	592,000
Building Materials Corp. of America (a):
7.00%, 2/15/20		810	860,625
6.75%, 5/01/21		1,170	1,240,200
Cemex SAB de CV, 5.88%, 3/25/19 (a)		340	322,150
Momentive Performance Materials, Inc., 8.88%, 10/15/20		1,120	1,162,000
Texas Industries, Inc., 9.25%, 8/15/20		347	379,098
USG Corp., 9.75%, 1/15/18		1,045	1,204,362
			6,429,735
Capital Markets — 0.3%
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (a)(f)(g)		356	483,270
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		336	330,120
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		313	308,305
			1,121,695
Chemicals — 3.0%
Axiall Corp., 4.88%, 5/15/23 (a)		160	148,400
Basell Finance Co. BV, 8.10%, 3/15/27 (a)		610	771,448
Celanese US Holdings LLC, 5.88%, 6/15/21		1,072	1,098,800
Huntsman International LLC, 8.63%, 3/15/21		250	278,750
INEOS Finance PLC, 7.50%, 5/01/20 (a)		570	609,900
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		445	430,538
6.50%, 8/15/18	EUR	463	594,851
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	185	187,775
LSB Industries, Inc., 7.75%, 8/01/19 (a)		350	362,250
LyondellBasell Industries NV, 5.75%, 4/15/24 (h)		3,870	4,291,938
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		135	134,325
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		335	335,000
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 6/15/18	EUR	505	744,875
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)	USD	252	243,810
PolyOne Corp., 7.38%, 9/15/20		320	352,800
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,370	1,346,025
Tronox Finance LLC, 6.38%, 8/15/20 (a)		366	349,530
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21	EUR	100	130,513
7.38%, 5/01/21 (a)	USD	525	536,812
			12,948,340

Corporate Bonds		Par (000)	Value
Commercial Banks — 1.1%
CIT Group, Inc.:
5.25%, 3/15/18	USD	830	$856,975
6.63%, 4/01/18 (a)		340	367,200
5.50%, 2/15/19 (a)		2,428	2,488,700
6.00%, 4/01/36		810	775,361
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (b)	EUR	60	97,538
			4,585,774
Commercial Services & Supplies — 3.6% Value
AA Bond Co. Ltd., 9.50%, 7/31/19	GBP	270	446,662
ACCO Brands Corp., 6.75%, 4/30/20	USD	112	110,600
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		412	434,660
ARAMARK Corp., 5.75%, 3/15/20 (a)		962	981,240
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		800	842,410
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		210	217,102
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		38	40,708
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		749	758,362
Covanta Holding Corp., 6.38%, 10/01/22		940	953,815
EC Finance PLC, 9.75%, 8/01/17	EUR	518	746,162
Interactive Data Corp., 10.25%, 8/01/18		1,990	2,216,462
Mobile Mini, Inc., 7.88%, 12/01/20	USD	545	594,050
Mustang Merger Corp., 8.50%, 8/15/21 (a)		777	765,345
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		95	105,688
UR Merger Sub Corp.:
5.75%, 7/15/18		379	404,582
7.38%, 5/15/20		505	544,137
8.25%, 2/01/21		686	758,030
7.63%, 4/15/22		3,386	3,639,950
6.13%, 6/15/23		280	275,800
Verisure Holding AB:
8.75%, 9/01/18	EUR	174	251,814
8.75%, 12/01/18		234	327,049
West Corp., 8.63%, 10/01/18	USD	205	221,913
			15,636,541
Communications Equipment — 1.7%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (a)		1,220	1,244,400
6.50%, 1/15/28		85	64,600
6.45%, 3/15/29		279	214,830
Avaya, Inc. (a):
7.00%, 4/01/19		400	366,000
10.50%, 3/01/21		1,237	955,582
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(e)		705	697,950
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,340	1,453,900
10.13%, 7/01/20		2,190	2,485,650
			7,482,912
Computers & Peripherals — 0.1%
EMC Corp., Series B, 1.75%, 12/01/13 (g)		298	478,476
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (a)		275	222,750
H&E Equipment Services, Inc., 7.00%, 9/01/22		654	694,875
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		347	348,735
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		230	223,100
			1,489,460

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Construction Materials — 3.4%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	201	$282,914
HD Supply, Inc.:
8.13%, 4/15/19	USD	4,929	5,483,512
11.00%, 4/15/20		2,881	3,442,795
7.50%, 7/15/20 (a)		5,086	5,314,870
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	81	126,323
			14,650,414
Consumer Finance — 0.3%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	660	704,550
IVS F. SpA, 7.13%, 4/01/20	EUR	320	421,871
Springleaf Finance, 6.90%, 12/15/17	USD	155	157,906
			1,284,327
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17	EUR	200	281,379
9.13%, 10/15/20 (a)	USD	459	489,983
9.13%, 10/15/20 (a)		590	626,875
7.00%, 11/15/20 (a)		357	347,183
5.00%, 11/15/22	EUR	320	408,405
Berry Plastics Corp., 9.75%, 1/15/21	USD	270	312,525
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	867	1,145,916
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	24	25,200
GCL Holdings SCA, 9.38%, 4/15/18 (a)	EUR	394	562,388
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	550	598,125
OI European Group BV, 4.88%, 3/31/21	EUR	221	294,947
Pactiv LLC, 7.95%, 12/15/25	USD	691	611,535
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		590	660,800
			6,365,261
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17		2,030	2,111,200
Diversified Consumer Services — 1.0%
APX Group, Inc. (a):
6.38%, 12/01/19		1,456	1,372,280
8.75%, 12/01/20		882	868,770
Laureate Education, Inc., 9.25%, 9/01/19 (a)		1,845	1,992,600
			4,233,650
Diversified Financial Services — 5.7%
Aircastle Ltd.:
6.75%, 4/15/17		550	583,000
6.25%, 12/01/19		481	501,443
Ally Financial, Inc.:
7.50%, 12/31/13		460	468,050
8.00%, 3/15/20		447	514,609
7.50%, 9/15/20		303	340,875
8.00%, 11/01/31		5,137	5,907,550
8.00%, 11/01/31		300	340,125
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		162	151,875
Co-Operative Group Ltd. (i):
6.88%, 7/08/20	GBP	250	367,085
7.50%, 7/08/26		100	144,897
DPL, Inc.:
6.50%, 10/15/16	USD	450	474,750
7.25%, 10/15/21		1,275	1,300,500
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	706	1,165,204
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	460	512,325
4.25%, 5/15/23 (a)		357	321,300
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		750	742,500
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		857	842,003

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Lehman Brothers Holdings, Inc. (d)(j):
5.38%, 10/17/13	EUR	200	$70,047
4.75%, 1/16/14		1,130	395,768
1.00%, 2/05/14		2,350	807,528
1.00%, 9/22/18	USD	255	65,025
1.00%, 12/31/49		915	233,325
Leucadia National Corp., 8.13%, 9/15/15		1,148	1,280,020
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		565	601,019
9.00%, 4/15/19		860	887,950
7.88%, 8/15/19		189	207,900
9.88%, 8/15/19		696	739,500
5.75%, 10/15/20		3,360	3,330,600
WMG Acquisition Corp., 11.50%, 10/01/18		1,128	1,300,020
			24,596,793
Diversified Telecommunication Services — 3.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		765	757,350
CenturyLink, Inc., Series V, 5.63%, 4/01/20		2,037	1,996,260
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		630	579,600
Consolidated Communications Finance Co., 10.88%, 6/01/20		515	592,250
Frontier Communications Corp., 8.50%, 4/15/20		775	846,687
Level 3 Communications, Inc., 8.88%, 6/01/19		475	507,063
Level 3 Financing, Inc.:
8.13%, 7/01/19		2,269	2,399,467
7.00%, 6/01/20		639	643,793
8.63%, 7/15/20		2,572	2,752,040
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	431	571,340
6.75%, 8/15/24		520	695,849
tw telecom holdings, Inc.:
5.38%, 10/01/22 (a)	USD	380	361,950
5.38%, 10/01/22		440	419,100
Windstream Corp.:
7.88%, 11/01/17		630	699,300
7.75%, 10/15/20		230	235,175
6.38%, 8/01/23		356	321,735
			14,378,959
Electric Utilities — 0.6%
Homer City Generation LP (e):
8.14%, 10/01/19		225	226,125
8.73%, 10/01/26		330	334,950
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		344	361,364
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,200	1,583,182
			2,505,621
Electrical Equipment — 0.9%
Belden, Inc.:
5.50%, 9/01/22 (a)		550	533,500
5.50%, 4/15/23		180	228,381
General Cable Corp., 5.75%, 10/01/22 (a)	USD	890	856,625
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (a)		411	427,440
Rexel SA, 5.13%, 6/15/20	EUR	388	520,492
Techem GmbH:
6.13%, 10/01/19 (a)		105	149,062
6.13%, 10/01/19		633	898,630
7.88%, 10/01/20		105	150,916
Trionista TopCo GmbH, 6.88%, 4/30/21		106	141,502
			3,906,548
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	350	412,125

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Energy Equipment & Services — 3.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	205	$219,350
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		497	500,728
CGG (FKA Compagnie Generale de Geophysique, Veritas):
7.75%, 5/15/17		365	374,125
6.50%, 6/01/21		1,855	1,878,187
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		988	1,054,690
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		75	73,875
Gulfmark Offshore, Inc., 6.38%, 3/15/22		230	232,875
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		465	470,813
MEG Energy Corp., 6.50%, 3/15/21 (a)		2,124	2,161,170
Oil States International, Inc.:
6.50%, 6/01/19		986	1,040,230
5.13%, 1/15/23 (a)		510	557,175
Parker Drilling Co., 7.50%, 8/01/20 (a)		575	564,937
Peabody Energy Corp.:
6.00%, 11/15/18		992	987,040
6.25%, 11/15/21		978	943,770
7.88%, 11/01/26		555	553,612
4.75%, 12/15/66 (g)		630	487,463
Precision Drilling Corp.:
6.63%, 11/15/20		115	121,038
6.50%, 12/15/21		265	276,925
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		349	349,000
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,009	2,024,067
Tervita Corp., 8.00%, 11/15/18 (a)		404	402,990
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	615	820,943
			16,095,003
Food & Staples Retailing — 0.6%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	393	634,916
8.75%, 6/15/20		200	323,887
R&R Ice Cream PLC, 9.25%, 5/15/18 (e)	EUR	205	277,712
Rite Aid Corp.:
9.25%, 3/15/20		555	627,844
6.75%, 6/15/21 (a)	USD	608	615,600
Zobele Holding SpA, 7.88%, 2/01/18	EUR	140	192,432
			2,672,391
Food Products — 0.9%
Darling International, Inc., 8.50%, 12/15/18	USD	170	187,000
Findus Bondco SA:
9.13%, 7/01/18	EUR	249	346,401
9.50%, 7/01/18	GBP	126	204,850
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (a)	USD	576	535,680
Post Holdings, Inc., 7.38%, 2/15/22		840	886,200
Smithfield Foods, Inc., 6.63%, 8/15/22		702	719,550
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		824	827,090
5.88%, 8/01/21		257	256,357
			3,963,128
Health Care Equipment & Supplies — 2.3%
Biomet, Inc.:
6.50%, 8/01/20		2,655	2,721,375
6.50%, 10/01/20		3,076	3,068,310
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		560	606,200
7.75%, 4/15/18		155	152,287
9.88%, 4/15/18		844	886,200
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (a)		420	428,400

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (concluded)
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		800	$891,000
IDH Finance PLC:
6.00%, 12/01/18	GBP	150	231,874
6.00%, 12/01/18 (a)		100	154,583
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	343	357,149
Teleflex, Inc., 6.88%, 6/01/19		435	456,750
			9,954,128
Health Care Providers & Services — 5.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		845	904,150
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	1,180	1,206,550
8.00%, 11/15/19		159	166,950
7.13%, 7/15/20		1,020	1,030,200
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	517	727,707
Crown Newco 3 PLC:
7.00%, 2/15/18	GBP	100	158,224
7.00%, 2/15/18 (a)		547	865,488
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	1,319	1,305,810
HCA Holdings, Inc., 6.25%, 2/15/21		1,079	1,081,697
HCA, Inc.:
8.50%, 4/15/19		200	216,000
6.50%, 2/15/20		2,161	2,320,374
7.88%, 2/15/20		405	436,894
7.25%, 9/15/20		2,045	2,226,494
5.88%, 3/15/22		865	893,113
4.75%, 5/01/23		541	505,159
Health Management Associates, Inc., 7.38%, 1/15/20		305	340,838
Hologic, Inc., 6.25%, 8/01/20		1,817	1,894,222
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		140	146,650
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		930	948,600
Omnicare, Inc., 3.75%, 4/01/42 (g)		426	590,276
Symbion, Inc., 8.00%, 6/15/16		510	535,500
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,741	1,838,931
6.75%, 2/01/20		775	759,500
4.38%, 10/01/21 (a)		1,122	1,018,215
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		1,594	1,705,580
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	270	415,490
			24,238,612
Health Care Technology — 1.0%
IMS Health, Inc. (a):
12.50%, 3/01/18	USD	3,290	3,882,200
6.00%, 11/01/20		212	217,565
			4,099,765
Hotels, Restaurants & Leisure — 3.2%
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		485	492,275
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	680	912,203
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,983	2,201,130
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	477	741,055
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	657	890,032
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		640	875,461
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	75	77,438
5.88%, 3/15/21		322	297,850
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		433	424,340
MCE Finance Ltd., 5.00%, 2/15/21 (a)		998	915,665
MTR Gaming Group, Inc., 11.50%, 8/01/19 (e)		412	434,765
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		150	153,000

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
PNK Finance Corp., 6.38%, 8/01/21 (a)	USD	765	$763,087
Regal Entertainment Group, 5.75%, 2/01/25		130	119,600
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		882	833,490
Station Casinos LLC, 7.50%, 3/01/21		2,080	2,142,400
Travelport LLC/Travelport Holdings, Inc. (a):
6.40%, 3/01/16 (b)		122	118,061
11.88%, 9/01/16		50	48,478
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(j)		475	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	500	780,662
Vougeot Bidco PLC, 7.88%, 7/15/20		252	401,264
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22	USD	111	109,612
			13,731,868
Household Durables — 2.7%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	205	279,744
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	USD	336	332,640
Beazer Homes USA, Inc., 6.63%, 4/15/18		55	57,956
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		605	618,612
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		427	421,663
Jarden Corp., 7.50%, 1/15/20	EUR	447	623,306
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	1,400	1,477,000
Libbey Glass, Inc., 6.88%, 5/15/20		427	456,356
Pulte Group, Inc., 6.38%, 5/15/33		280	250,600
RPG Byty Sro, 6.75%, 5/01/20	EUR	383	488,475
The Ryland Group, Inc., 6.63%, 5/01/20	USD	500	518,750
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	339	499,564
Standard Pacific Corp.:
10.75%, 9/15/16	USD	2,050	2,434,375
8.38%, 1/15/21		1,450	1,624,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a):
7.75%, 4/15/20		440	480,700
5.25%, 4/15/21		395	373,275
William Lyon Homes, Inc., 8.50%, 11/15/20		445	471,700
			11,408,716
Household Products — 0.8%
Ontex IV SA:
7.50%, 4/15/18	EUR	100	138,794
7.50%, 4/15/18 (a)		220	305,348
9.00%, 4/15/19		321	440,159
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	568	587,880
6.63%, 11/15/22		370	379,250
Spectrum Brands, Inc.:
9.50%, 6/15/18		1,395	1,534,500
6.75%, 3/15/20		142	149,810
			3,535,741
Independent Power Producers & Energy Traders — 3.9%
Calpine Corp., 7.50%, 2/15/21 (a)		67	71,020
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		611	617,874
11.25%, 12/01/18 (a)(e)		949	744,651
10.00%, 12/01/20		4,766	5,022,172
10.00%, 12/01/20 (a)		2,645	2,780,556
12.25%, 3/01/22 (a)		1,897	2,110,413

Corporate Bonds		Par (000)	Value
Independent Power Producers & Energy Traders (concluded)
GenOn REMA LLC:
Series B, 9.24%, 7/02/17	USD	133	$136,752
Series C, 9.68%, 7/02/26		662	701,720
Laredo Petroleum, Inc.:
9.50%, 2/15/19		730	812,125
7.38%, 5/01/22		550	580,250
NRG Energy, Inc., 7.63%, 1/15/18		2,336	2,587,120
QEP Resources, Inc., 5.38%, 10/01/22		488	466,040
			16,630,693
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		680	680,000
Insurance — 0.8%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		1,661	1,698,372
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		332	346,940
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		968	997,040
TMF Group Holding BV, 9.88%, 12/01/19	EUR	270	372,925
			3,415,277
Internet Software & Services — 0.3%
Bankrate, Inc., 6.13%, 8/15/18 (a)	USD	430	425,163
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	200	267,026
8.00%, 1/15/21		100	132,495
VeriSign, Inc., 4.63%, 5/01/23 (a)	USD	410	383,350
			1,208,034
IT Services — 4.7%
Ceridian Corp.:
11.25%, 11/15/15		185	187,313
8.88%, 7/15/19 (a)		2,480	2,790,000
11.00%, 3/15/21 (a)		3,859	4,457,145
Epicor Software Corp., 8.63%, 5/01/19		820	865,100
First Data Corp. (a):
7.38%, 6/15/19		3,519	3,650,962
8.88%, 8/15/20		795	858,600
6.75%, 11/01/20		1,989	2,033,752
10.63%, 6/15/21		1,088	1,081,200
11.75%, 8/15/21		530	495,550
SunGard Data Systems, Inc.:
7.38%, 11/15/18		810	860,625
6.63%, 11/01/19		2,209	2,242,135
WEX, Inc., 4.75%, 2/01/23 (a)		726	660,660
			20,183,042
Machinery — 0.4%
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)		500	530,000
DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)		137	141,453
Navistar International Corp., 8.25%, 11/01/21		541	537,619
SPX Corp., 6.88%, 9/01/17		260	287,950
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		269	262,947
			1,759,969
Media — 10.0%
AMC Networks, Inc.:
7.75%, 7/15/21		330	364,650
4.75%, 12/15/22		430	403,125
Cablevision Systems Corp., 5.88%, 9/15/22		820	783,100
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		870	793,875
5.13%, 2/15/23		1,105	991,737
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(j)		942	690,015
Checkout Holding Corp., 9.92%, 11/15/15 (a)(f)		675	545,063
Cinemark USA, Inc., 5.13%, 12/15/22		374	349,690

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (concluded)
Clear Channel Communications, Inc.:
9.00%, 12/15/19	USD	995	$957,687
9.00%, 3/01/21		1,801	1,710,950
Clear Channel Worldwide Holdings, Inc., Series B:
7.63%, 3/15/20		1,425	1,428,562
6.50%, 11/15/22		916	909,130
6.50%, 11/15/22		2,827	2,827,000
DISH DBS Corp.:
4.25%, 4/01/18		775	763,375
5.13%, 5/01/20		1,326	1,282,905
5.88%, 7/15/22		1,505	1,474,900
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		259	266,123
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		1,335	1,448,475
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)		1,209	1,121,347
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		1,865	1,930,275
Live Nation Entertainment, Inc. (a):
8.13%, 5/15/18		1,130	1,234,536
7.00%, 9/01/20		285	296,400
Lynx I Corp., 6.00%, 4/15/21	GBP	1,676	2,603,791
The McClatchy Co., 9.00%, 12/15/22	USD	820	865,100
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (a)		1,378	1,381,445
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		660	714,912
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		580	587,250
Nara Cable Funding Ltd.:
8.88%, 12/01/18	EUR	200	278,406
8.88%, 12/01/18 (a)	USD	200	204,500
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		91	94,758
7.75%, 10/15/18		1,779	1,934,662
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (a)	GBP	308	491,627
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	270	271,350
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		385	381,150
Sirius XM Radio, Inc. (a):
4.25%, 5/15/20		759	694,485
5.75%, 8/01/21		523	512,540
4.63%, 5/15/23		373	329,173
Sterling Entertainment Corp., 10.00%, 12/15/19		1,275	1,275,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19		1,249	1,786,927
5.50%, 1/15/23 (a)		760	691,600
5.63%, 4/15/23	EUR	104	133,328
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		518	776,867
Univision Communications, Inc. (a):
8.50%, 5/15/21	USD	426	461,145
6.75%, 9/15/22		176	182,600
5.13%, 5/15/23		1,037	978,669
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR	114	158,028
6.38%, 7/01/20 (a)		1,218	1,688,407
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	531	549,585
			42,600,225

Corporate Bonds		Par (000)	Value
Metals & Mining — 3.6%
ArcelorMittal:
9.50%, 2/15/15	USD	445	$488,387
4.25%, 8/05/15		436	449,080
4.25%, 3/01/16		175	178,500
5.00%, 2/25/17		545	557,262
6.13%, 6/01/18		489	503,670
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	585	788,629
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		1,496	1,533,400
6.00%, 4/01/17	USD	2,003	2,038,052
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		445	485,050
Kaiser Aluminum Corp., 8.25%, 6/01/20		330	367,950
New Gold, Inc., 6.25%, 11/15/22 (a)		445	426,088
Novelis, Inc., 8.75%, 12/15/20		4,560	4,959,000
Peninsula Energy Ltd., 11.00%, 12/14/14		800	800,000
Perstorp Holding AB, 8.75%, 5/15/17 (a)		285	291,413
Steel Dynamics, Inc., 6.38%, 8/15/22		355	370,088
Taseko Mines Ltd., 7.75%, 4/15/19		605	595,925
Vedanta Resources PLC, 8.25%, 6/07/21 (a)		415	390,100
			15,222,594
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17		1,169	1,227,577
Dufry Finance SCA, 5.50%, 10/15/20 (a)		455	464,351
			1,691,928
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		436	447,990
6.13%, 7/15/22		405	416,137
4.88%, 5/15/23		655	609,150
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (g)		1,335	1,224,028
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		281	283,810
Aurora USA Oil & Gas, Inc. (a):
9.88%, 2/15/17		990	1,044,450
7.50%, 4/01/20		490	485,100
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		126	128,205
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		375	371,250
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		354	373,470
Chaparral Energy, Inc., 7.63%, 11/15/22		325	325,813
Chesapeake Energy Corp.:
7.25%, 12/15/18		180	203,850
6.63%, 8/15/20		121	129,773
6.88%, 11/15/20		399	431,917
6.13%, 2/15/21		122	126,880
Concho Resources, Inc.:
7.00%, 1/15/21		125	137,188
6.50%, 1/15/22		436	462,160
5.50%, 10/01/22		536	523,940
5.50%, 4/01/23		109	105,730
CONSOL Energy, Inc.:
8.00%, 4/01/17		621	655,155
8.25%, 4/01/20		460	487,600
Continental Resources, Inc., 7.13%, 4/01/21		545	596,775
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		225	239,063
Crown Oil Partners IV LP, 15.00%, 3/07/15		922	960,555
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		503	497,970
Denbury Resources, Inc., 4.63%, 7/15/23		1,132	1,010,310
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		695	773,187
7.75%, 6/15/19		795	826,800
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		315	346,500

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19	USD	510	$541,875
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		215	215,000
Halcon Resources Corp., 8.88%, 5/15/21		616	617,540
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (a)		392	417,480
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		230	236,900
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		510	558,450
5.50%, 2/01/22 (a)		238	229,670
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (a)		225	213,750
Lightstream Resources Ltd. (FKA PetroBakken Energy Ltd.), 8.63%, 2/01/20 (a)		380	361,000
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		66	62,040
6.25%, 11/01/19 (a)		1,055	970,600
8.63%, 4/15/20		1,160	1,165,800
7.75%, 2/01/21		95	92,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		246	257,070
4.50%, 7/15/23		365	332,150
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		289	278,885
Newfield Exploration Co., 6.88%, 2/01/20		1,150	1,204,625
Northern Oil & Gas, Inc., 8.00%, 6/01/20		460	466,900
Oasis Petroleum, Inc.:
7.25%, 2/01/19		295	312,700
6.50%, 11/01/21		430	451,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		622	598,675
Pacific Drilling SA, 5.38%, 6/01/20 (a)		598	577,070
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		140	143,150
PDC Energy, Inc., 7.75%, 10/15/22		310	325,500
Penn Virginia Corp., 8.50%, 5/01/20		294	294,000
Petrobras Global Finance BV, 3.00%, 1/15/19		514	472,782
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		850	930,750
Range Resources Corp.:
8.00%, 5/15/19		515	553,625
6.75%, 8/01/20		177	190,718
5.75%, 6/01/21		1,439	1,507,352
5.00%, 8/15/22		473	462,357
5.00%, 3/15/23		230	224,825
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		166	178,035
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		187	187,000
Rosetta Resources, Inc., 5.63%, 5/01/21		393	379,245
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		1,721	1,643,555
5.63%, 4/15/23		498	461,895
Sabine Pass LNG LP:
7.50%, 11/30/16		2,565	2,824,706
6.50%, 11/01/20 (a)		480	482,400
SandRidge Energy, Inc.:
8.75%, 1/15/20		45	47,025
7.50%, 2/15/23		433	418,927
SESI LLC, 6.38%, 5/01/19		301	316,803
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		148	151,700
SM Energy Co.:
6.63%, 2/15/19		315	329,175
6.50%, 11/15/21		390	409,500
6.50%, 1/01/23		455	468,650

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)	USD	420	$426,300
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		229	228,428
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		400	405,000
			38,849,989
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		468	493,740
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		180	193,050
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		85	89,463
Clearwater Paper Corp.:
7.13%, 11/01/18		865	929,875
4.50%, 2/01/23		65	58,825
NewPage Corp., 11.38%, 12/31/14 (d)(j)		2,887	—
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)		200	209,000
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		385	385,962
			2,359,915
Pharmaceuticals — 2.2%
Capsugel Finance Co. SCA:
9.88%, 8/01/19 (a)	EUR	300	438,127
9.88%, 8/01/19		100	146,042
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	1,002	1,132,260
Valeant Pharmaceuticals International (a):
6.88%, 12/01/18		1,343	1,423,580
6.38%, 10/15/20		402	408,533
6.75%, 8/15/21		673	693,190
VPII Escrow Corp. (a):
6.75%, 8/15/18		3,610	3,822,087
7.50%, 7/15/21		218	233,260
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		905	988,713
			9,285,792
Professional Services — 0.3%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR	324	417,509
Truven Health Analytics, Inc., 10.63%, 6/01/20	USD	760	807,500
			1,225,009
Real Estate Investment Trusts (REITs) — 0.7%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (a)		417	426,383
Felcor Lodging LP:
6.75%, 6/01/19		1,507	1,578,582
5.63%, 3/01/23		379	352,470
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(g)		180	245,250
iStar Financial, Inc., 4.88%, 7/01/18		602	583,940
			3,186,625
Real Estate Management & Development — 2.5%
CBRE Services, Inc., 6.63%, 10/15/20		500	531,250
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		1,270	1,365,250
IVG Finance BV, 1.75%, 3/29/17 (g)	EUR	400	343,629
Realogy Corp. (a):
7.88%, 2/15/19	USD	3,425	3,724,687
7.63%, 1/15/20		750	840,000
9.00%, 1/15/20		485	560,175
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		498	494,265

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	USD	2,005	$2,200,488
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		665	661,675
			10,721,419
Road & Rail — 0.7%
The Hertz Corp.:
7.50%, 10/15/18		820	885,600
6.75%, 4/15/19		430	458,487
5.88%, 10/15/20		95	97,494
7.38%, 1/15/21		645	696,600
6.25%, 10/15/22		395	401,913
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		290	286,375
			2,826,469
Semiconductors & Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC (a):
3.75%, 6/01/18		635	613,569
9.75%, 8/01/18		100	110,500
5.75%, 2/15/21		500	500,000
			1,224,069
Software — 1.9%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		1,065	1,078,312
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(e)		495	502,425
IAC/InterActiveCorp, 4.75%, 12/15/22		621	572,872
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(e)		436	445,810
Infor US, Inc., 9.38%, 4/01/19		3,040	3,382,000
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		219	226,118
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,380	1,314,450
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		645	699,825
			8,221,812
Specialty Retail — 3.1%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		540	596,700
Claire’s Stores, Inc. (a):
9.00%, 3/15/19		1,288	1,434,510
7.75%, 6/01/20		488	485,560
CST Brands, Inc., 5.00%, 5/01/23 (a)		557	529,150
House of Fraser Funding PLC:
8.88%, 8/15/18 (a)	GBP	420	688,918
8.88%, 8/15/18		321	526,530
Limited Brands, Inc., 8.50%, 6/15/19	USD	1,170	1,382,062
Magnolia BC SA, 9.00%, 8/01/20	EUR	446	596,883
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(e)	USD	865	865,000
Michaels Stores, Inc., 7.75%, 11/01/18		346	372,382
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(e)		319	327,773
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		1,500	1,606,875
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(e)		421	416,264
Penske Automotive Group, Inc., 5.75%, 10/01/22		476	471,240
QVC, Inc. (a):
7.50%, 10/01/19		920	991,832
7.38%, 10/15/20		440	478,081
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		805	877,450
5.75%, 6/01/22		753	753,941
			13,401,151

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22	USD	645	$685,313
PVH Corp., 4.50%, 12/15/22		373	345,491
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		176	181,500
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		743	733,712
The William Carter Co., 5.25%, 8/15/21 (a)		374	375,870
			2,321,886
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 2.00%, 4/01/20 (g)		75	94,313
Radian Group, Inc. (g):
3.00%, 11/15/17		88	121,825
2.25%, 3/01/19		211	301,730
			517,868
Trading Companies & Distributors — 0.7%
Air Lease Corp., 4.50%, 1/15/16		880	915,200
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		735	777,262
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (a):
Series 2012-1, Class A, 5.13%, 11/30/24		892	878,722
Series 2012-1, Class B, 6.50%, 5/30/21		289	291,725
			2,862,909
Transportation Infrastructure — 0.5%
Aguila 3 SA (a):
7.88%, 1/31/18		632	662,020
Series 144, 7.88%, 1/31/18		470	492,325
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (a)		1,085	1,112,125
			2,266,470
Wireless Telecommunication Services — 4.6%
Crown Castle International Corp., 5.25%, 1/15/23		1,658	1,566,810
Digicel Group Ltd., 8.25%, 9/30/20 (a)		1,430	1,515,800
Digicel Ltd., 6.00%, 4/15/21 (a)		2,296	2,215,640
MetroPCS Wireless, Inc., 6.63%, 11/15/20		773	801,988
NII Capital Corp., 7.63%, 4/01/21		517	395,505
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	200	320,788
9.50%, 4/01/18 (a)		545	874,147
Softbank Corp., 4.50%, 4/15/20 (a)	USD	1,155	1,091,983
Sprint Capital Corp., 6.88%, 11/15/28		1,503	1,356,458
Sprint Communications, Inc. (FKA Sprint Nextel Corp.) (a):
9.00%, 11/15/18		5,339	6,233,282
7.00%, 3/01/20		2,777	2,985,275
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		550	555,500
			19,913,176
Total Corporate Bonds — 108.3%			463,602,983

Floating Rate Loan Interests (b)
Airlines — 1.0%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		644	645,181
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		943	872,897
2.30%, 3/10/17		945	874,542
1.68%, 9/10/18		799	707,450
1.68%, 9/10/18		793	701,771
1.68%, 9/10/18		787	696,903
			4,498,744

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Auto Components — 1.2%
Federal-Mogul Corp.:
Term Loan B, 2.12% – 2.13%, 12/29/14	USD	3,093	$3,011,878
Term Loan C, 2.12% – 2.13%, 12/28/15		1,439	1,400,759
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		915	916,418
			5,329,055
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		622	616,564
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		2,082	2,088,431
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		525	522,706
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		505	502,056
Term Loan, 4.18%, 5/15/17		192	191,327
			3,304,520
Chemicals — 0.2%
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20		160	161,600
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		415	413,834
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		80	80,319
			655,753
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		594	593,971
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		380	381,190
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		608	606,815
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		380	380,357
			1,962,333
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		2,070	2,078,023
Term Loan D, 6.25%, 1/30/19	EUR	806	1,067,580
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	USD	184	174,070
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		2,158	2,164,083
			5,483,756
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		1,294	1,297,308
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50% – 6.50%, 8/25/19		395	393,025
Diversified Consumer Services — 0.2%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		212	210,962
ServiceMaster Co.:
Extended Term Loan, 4.44%, 1/31/17		245	237,990
Term Loan, 4.25%, 1/31/17		677	655,964
			1,104,916
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.00%, 1/15/20		585	584,514
2019 Term Loan B, 4.00%, 8/01/19		405	404,243
Term Loan, 4.75%, 8/01/19		690	689,276
			1,678,033
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		265	263,232

Floating Rate Loan Interests (b)		Par (000)	Value
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20	USD	160	$163,950
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		318	321,087
Health Care Equipment & Supplies — 0.3%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		1,106	1,101,894
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		411	406,742
			1,508,636
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan B, 10.00% – 10.75%, 9/25/17		345	354,571
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		576	561,564
			916,135
Hotels, Restaurants & Leisure — 4.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		680	678,728
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		645	645,800
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,770	1,765,575
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		10,632	10,115,967
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		794	790,459
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		825	827,054
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		960	962,803
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		1,372	1,380,711
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16 (e)		651	650,549
2nd Lien Term Loan 1, 9.50%, 1/29/16		144	149,355
Refinancing Term Loan, 6.25%, 6/26/19		425	429,038
			18,396,039
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		856	858,605
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		498	499,057
IT Services — 0.4%
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		455	454,527
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		1,160	1,147,750
			1,602,277
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		303	304,983
Machinery — 1.3%
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		1,820	1,809,516
4.75%, 7/30/20	EUR	1,992	2,625,326
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20	USD	1,058	1,046,355
			5,481,197
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Media — 1.6%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14	USD	477	$340,746
Tranche 1 Incremental, 6.00%, 7/03/14		2,285	1,614,114
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		198	184,709
Term Loan C, 3.83%, 1/29/16		147	134,746
Term Loan D, 6.93%, 1/30/19		2,204	2,021,206
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		630	632,291
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		69	66,392
Harron Communications Corp., Refinancing Term Loan B, 3.50%, 6/19/20		875	875,726
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		330	338,250
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		369	367,674
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		175	174,120
			6,749,974
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		1,317	1,346,326
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		2,098	2,105,231
			3,451,557
Multiline Retail — 0.4%
HEMA Holding BV, Mezzanine, 8.63%, 7/05/17	EUR	1,518	1,805,247
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	USD	3,255	3,314,664
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,008	1,008,083
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		345	346,511
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		1,277	1,286,266
Term Loan B, 5.75%, 3/22/19		539	542,690
			6,498,214
Pharmaceuticals — 0.7%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,463	1,465,249
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		1,052	1,046,477
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		458	457,094
			2,968,820
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		1,421	1,421,436
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		136	136,402
Extended Term Loan, 4.50%, 3/05/20		673	677,016
			813,418
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		403	401,745
Software — 0.4%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		205	204,574
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		85	86,275
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		747	750,700
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		760	785,650
			1,827,199

Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail — 0.3%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	USD	796	$800,171
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		385	383,964
			1,184,135
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,620	1,550,671
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		898	906,279
Total Floating Rate Loan Interests — 20.1%			86,217,900

Investment Companies — 0.2%		Shares
Exchange-Traded Fund — 0.2%
iShares MSCI EAFE Index Fund (l)		17,990	1,064,468

Other Interests (m)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	USD	790	3,950
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (d)		4,650	47
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)		970	10
Media — 0.0%
Adelphia Escrow (d)		1,250	12
Adelphia Recovery Trust (d)		1,568	15,677
			15,689
Total Other Interests — 0.0%			19,696

Preferred Securities		Par (000)
Capital Trusts — 0.0%
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(k)		100	97,921

Preferred Stocks — 2.0%		Shares
Auto Components — 2.0%
Dana Holding Corp., 4.00% (a)(g)		47,370	8,322,317

Trust Preferreds — 1.4%
Diversified Financial Services — 1.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		225,570	5,956,951
Total Preferred Securities — 3.4%			14,377,189

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)
Warrants (n)	Shares	Value
Containers & Packaging — 0.1%
MDP Acquisitions PLC (Issued/Exercisable 12/31/02, 3 Shares for 1 Warrant, Expires 10/01/13, Strike Price EUR 0.001)	1,100	$116,011
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	52,465	1
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)	22,194	33,934
(Expires 9/30/14)	3,995	7,343
		41,277
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17) (d)	3,455,851	23,684
Peninsula Minerals Ltd. (Expires 12/31/15) (d)	5,850,469	57,280
		80,964
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1,736	—
Total Warrants — 0.1%		238,253
Total Long-Term Investments (Cost — $606,641,350) — 142.7%		611,544,497
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (l)(o)	1,683,977	$1,683,977
Total Short-Term Securities (Cost — $1,683,977) — 0.4%		1,683,977

Options Purchased
(Cost — $1,664,859) — 0.5%		1,928,050
Total Investments Before Options Written (Cost — $609,990,186) — 143.7%		615,156,524

Options Written
(Premiums Received — $421,361) — (0.1)%		(445,000)
Total Investments, Net of Options Written — 143.6%		614,711,524
Liabilities in Excess of Other Assets — (43.6)%		(186,583,193)
Net Assets — 100.0%		$428,128,331

Notes to Consolidated Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$2,711,340	—

(d)	Non-income producing security.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Convertible security.
(h)	All or a portion of security has been pledged as collateral in connection with swaps.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Shares Purchased	Shares Sold	Shares Held at August 31, 2013	Value at August 31, 2013	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,683,977[1]	—	1,683,977	$1,683,977	$1,320	$114
iShares iBoxx $ High Yield Corporate Bond ETF[2]	—	39,471	(39,471)	—	—	$18,910	$(54,141)
iShares MSCI EAFE Index Fund	—	17,990	—	17,990	$1,064,468	—	—
[1]	Represents net shares purchased.
[2]	No longer held by the Trust as of report date.

(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(n)
Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(18)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	3,955,500	$(256)
(48)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	5,744,625	7,062
(32)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	3,977,000	(2,050)
Total						$4,756

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,634,974	EUR	1,974,000	Barclays Bank PLC	9/25/13	$25,858
USD	32,419,901	EUR	24,128,000	UBS AG	9/25/13	528,935
USD	680,492	AUD	747,000	UBS AG	10/22/13	17,739
USD	6,858,484	CAD	7,137,000	JPMorgan Chase Bank N.A.	10/22/13	90,700
USD	189,961	GBP	126,000	Bank of America N.A.	10/22/13	(5,229)
USD	317,860	GBP	205,000	Bank of America N.A.	10/22/13	289
USD	109,924	GBP	71,000	Barclays Bank PLC	10/22/13	(63)
USD	13,344,336	GBP	8,849,000	Deutsche Bank AG	10/22/13	(363,876)
USD	231,143	GBP	152,000	Deutsche Bank AG	10/22/13	(4,324)
USD	47,346	GBP	30,443	Deutsche Bank AG	10/22/13	186
Total						$290,215

•	Exchange-traded options purchased as of August 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	165.00	9/21/13	450	$151,200
SPDR S&P 500 ETF Trust	Put	USD	164.00	9/21/13	1,500	425,250
SPDR S&P 500 ETF Trust	Put	USD	161.00	10/19/13	1,732	519,600
SPDR S&P 500 ETF Trust	Put	USD	164.00	10/19/13	2,000	832,000
Total						$1,928,050

•	Exchange-traded options written as of August 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	156.00	9/21/13	1,500	$(105,000)
SPDR S&P 500 ETF Trust	Put	USD	156.00	10/19/13	2,000	(340,000)
Total						$(445,000)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	98	$24,594	$30,452	$(5,858)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	98	24,595	29,985	(5,390)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	98	24,594	27,169	(2,575)
Total						$73,783	$87,606	$(13,823)

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	98	$(10,437)	$(15,218)	$4,781
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	98	(10,437)	(15,238)	4,801
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	98	(10,437)	(12,478)	2,041
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	403	(76,799)	(116,072)	39,273
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	112	(21,294)	(27,899)	6,605
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	483	(108,676)	(110,210)	1,534
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	118	(26,577)	(25,631)	(946)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	558	(125,539)	(97,766)	(27,773)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	163	(36,735)	(39,086)	2,351
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	163	(36,735)	(39,086)	2,351
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	68	(15,359)	(13,987)	(1,372)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	331	(86,110)	(82,861)	(3,249)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	630	(164,134)	(152,963)	(11,171)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	1,132	(294,976)	(278,718)	(16,258)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	182	(47,390)	(37,197)	(10,193)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	299	(106,005)	(82,770)	(23,235)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	355	(125,935)	(110,507)	(15,428)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	207	(73,435)	(60,981)	(12,454)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B	USD	690	112,258	—	112,258
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	2,400	490,360	—	490,360
Level 3 Communications, Inc.	5.00%	Goldman Sachs International	6/20/19	B	USD	1,500	31,152	(133,551)	164,703
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	115	(13,080)	(10,815)	(2,265)
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	225	(25,592)	(21,301)	(4,291)

Total							$(781,912)	$(1,484,335)	$702,423
[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of agreement.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$2,711,340	$2,711,340
Common Stocks	$32,808,407	$3,239,487	7,264,774	43,312,668
Corporate Bonds	—	459,121,956	4,481,027	463,602,983
Floating Rate Loan Interests	—	73,752,994	12,464,906	86,217,900
Investment Companies	1,064,468	—	—	1,064,468
Other Interests	15,677	—	4,019	19,696
Preferred Securities	5,956,951	8,420,238	—	14,377,189
Warrants	173,292	—	64,961	238,253
Short-Term Securities	1,683,977	—	—	1,683,977
Options Purchased:
Equity Contracts	1,928,050	—	—	1,928,050
Unfunded Loan Commitments	—	11,909	—	11,909
	$43,630,822	$544,546,584	$26,991,027	$615,168,433

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$7,062	—	$602,618	$7,062
Foreign currency exchange contracts	—	$663,707	—	663,707
Credit contracts	—	228,440	—	831,058
Liabilities:
Interest rate contracts	(2,306)	—	—	(2,306)
Equity contracts	(445,000)	—	—	(445,000)
Foreign currency exchange contracts	—	(373,492)	—	(373,492)
Credit contracts	—	(142,458)	—	(142,458)
Total	$(440,244)	$376,197	$602,618	$538,571

[1] Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$178	—	—	$178
Foreign currency at value	14,803	—	—	14,803
Cash pledged for financial futures contracts	120,000	—	—	120,000
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(700,000)	—	(700,000)
Loan payable	—	(186,000,000)	—	(186,000,000)
Total	$134,981	$(186,700,000)	—	$(186,565,019)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2012	—	$6,755,302	$6,576,954	$19,411,992	$8,463	$1	$32,752,712
Transfers into Level 3	—	329	2,120,575	1,620,899	—	—	3,741,803
Transfers out of Level 3	—	—	—	(2,707,741)	—	—	(2,707,741)
Accrued discounts/premiums	—	—	5,414	104,443	—	—	109,857
Net realized gain (loss)	—	(8,657)	10,758	193,694	—	(6)	195,789
Net change in unrealized appreciation/ depreciation[1]	—	(241,656)	(1,651,001)	807,868	(4,444)	63,313	(1,025,920)
Purchases	$2,711,340	759,460	2,111,376	9,539,934	—	1,653	15,123,763
Sales	—	(4)	(4,693,049)	(16,506,183)	—	—	(21,199,236)
Closing Balance, as of August 31, 2013	$2,711,340	$7,264,774	$4,481,027	$12,464,906	$4,019	$64,961	$26,991,027
[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(2,034,675).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening Balance, as of August 31, 2012	$829,910
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	(227,292)
Purchases	—
Issues[3]	—
Sales	—
Settlements[4]	—
Closing Balance, as of August 31, 2013	$602,618

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2013 was $397,267.
[3]	Issues represent upfront cash received on certain derivative financial instruments.
[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	49

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of August 31, 2013. The table does not include Level 3 investments and derivative financial instruments with values derived based upon unadjusted third party pricing information. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments. The value of Level 3 investments and derivative financial instruments derived using third party pricing information is $16,606,206.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[2]	$3,814,491	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	CAD[3] $0.35x—$0.53x
			PV-10 Multiple[4]	0.13x — 0.21x
	313,268	Market Comparable Companies	Forecasted EBITDA Multiple	3.50x
	2,135,414	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
Corporate Bonds[5]	960,555	Discounted Cash Flow	Yield	12.00%
	1,021,132	Market Comparable Companies	Yield	12.10%
	1,275,000	Market Comparable Companies	Last 12 Months EBITDA Multiple	10.00x
	800,000	Cost[6]	N/A	—
Warrant[7]	41,277	Estimated Recovery Value	Distribution Rate	$1.36—$1.63
	23,684	Black-Scholes	Implied Volatility	67.605%
Total	$10,384,821
[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	Increase	Decrease
PV-10 Multiple	Increase	Decrease
Forecasted EBITDA Multiple	Increase	Decrease
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Last 12 Months EBITDA Multiple	Increase	Decrease
Distribution Rate	Decrease	Increase
Implied Volatility	Increase	Decrease
[2]	For the year ended August 31, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. The investment was previously valued utilizing the company’s financial restructuring plan. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[3]	Canadian Dollar.
[4]	Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%.
[5]	For the year ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued using acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[6]	The Trust fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.
[7]	For the year ended August 31, 2013, the valuation technique for certain investments classified as warrants changed to a estimated recovery value approach. The investment was previously valued using a discounted vendor price. The estimated recovery value is considered to be a more relevant measure of fair value for this investment.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments August 31, 2013	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24	USD	600	$573,000
Series 2013-7RA, Class C, 3.71%, 4/24/24		1,680	1,585,584
Series 2013-7RA, Class D, 5.26%, 4/24/24		725	665,913
Total Asset-Backed Securities — 0.6%			2,824,497

Common Stocks		Shares
Auto Components — 0.8%
Dana Holding Corp.		9,558	226,520
Delphi Automotive PLC		13,700	753,774
The Goodyear Tire & Rubber Co. (d)		130,904	2,633,788
			3,614,082
Automobiles — 1.5%
General Motors Co. (d)		193,621	6,598,604
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (d)		11,018	128,360
Capital Markets — 1.9%
American Capital Ltd. (d)		562,613	7,021,410
E*Trade Financial Corp. (d)		76,600	1,075,464
Uranium Participation Corp. (d)		54,600	251,928
			8,348,802
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (d)		10,410	380,327
Huntsman Corp.		71,500	1,251,250
			1,631,577
Communications Equipment — 0.3%
Loral Space & Communications Ltd.		21,531	1,423,414
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.		461,295,490	2,329,542
Diversified Telecommunication Services — 0.3%
Broadview Networks Holdings, Inc. (d)		54,600	343,980
Level 3 Communications, Inc. (d)		34,800	778,128
			1,122,108
Electrical Equipment — 0.0%
Medis Technologies Ltd. (d)		116,910	1
Energy Equipment & Services — 0.9%
Laricina Energy Ltd. (d)		70,588	2,371,028
Osum Oil Sands Corp. (d)		124,000	1,491,579
			3,862,607
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Corp. (d)		69,602	1,494,355
Pinnacle Entertainment, Inc. (d)		14,058	332,893
Travelport LLC/Travelport Holdings, Inc. (d)		1,507,583	1,334,211
			3,161,459
Insurance — 0.7%
American International Group, Inc. (d)		64,081	2,977,203
Media — 0.2%
Cablevision Systems Corp., Class A		50,740	899,620
Clear Channel Outdoor Holdings, Inc., Class A (d)		14,553	110,021
			1,009,641
Metals & Mining — 0.1%
African Minerals Ltd. (d)		72,301	213,474
Peninsula Energy Ltd. (d)		11,756,996	269,927
			483,401
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (d)		307,100	32,800
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd. (a)(d)		221,591	642,614
Ainsworth Lumber Co. Ltd. (d)		773,706	2,130,207
Comon Stocks		Shares	Value
Paper & Forest Products (concluded)
NewPage Corp. (d)		13,400	$1,072,000
Western Forest Products, Inc. (d)		78,039	105,208
			3,950,029
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		431	9,262
Software — 0.2%
HMH Holdings/EduMedia (d)		31,742	956,234
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (d)		65,450	1,488,333
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (d)		15,414	1,070,040
SBA Communications Corp., Class A (d)		15,414	1,156,050
			2,226,090
Total Common Stocks — 10.2%			45,353,549

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD	750	775,312
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		260	280,150
7.13%, 3/15/21		410	442,800
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,274	1,375,920
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		284	289,297
			3,163,479
Airlines — 2.3%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		623	620,882
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18		265	273,762
Series 2010-1, Class B, 6.00%, 7/12/20		521	534,172
Series 2012-3, Class C, 6.13%, 4/29/18		1,435	1,455,807
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24		904	985,274
Series 2009-1, Class B, 9.75%, 6/17/18		262	287,057
Series 2010-1, Class B, 6.38%, 7/02/17		900	933,750
US Airways Group, Inc., 6.13%, 6/01/18		510	462,825
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		715	754,812
Series 2012-1, Class C, 9.13%, 10/01/15		650	675,487
Series 2012-2, Class B, 6.75%, 12/03/22		600	619,500
Series 2012-2, Class C, 5.45%, 6/03/18		1,540	1,436,050
Series 2013-1, Class B, 5.38%, 5/15/23		1,465	1,391,750
			10,431,128
Auto Components — 3.0%
Affinia Group, Inc., 7.75%, 5/01/21 (a)		1,046	1,074,765
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	156,520
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)	USD	300	303,150
Dana Holding Corp., 6.75%, 2/15/21		700	742,875
Delphi Corp., 6.13%, 5/15/21		115	125,637
GKN Holdings PLC, 5.38%, 9/19/22	GBP	310	489,045
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD	4,690	4,936,225
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		595	658,962
Jaguar Land Rover Automotive PLC (FKA Jaguar Land Rover PLC), 8.25%, 3/15/20	GBP	638	1,095,489
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	202	267,027
Schaeffler Holding Finance BV (e):
6.88%, 8/15/18 (a)	USD	750	780,000
6.88%, 8/15/18	EUR	520	706,158
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		438	587,682

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	51

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Auto Components (concluded)
Titan International, Inc.:
7.88%, 10/01/17	USD	720	$763,200
7.88%, 10/01/17 (a)		760	805,600
			13,492,335
Building Products — 1.5%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		715	693,550
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		623	623,000
Building Materials Corp. of America (a):
7.00%, 2/15/20		840	892,500
6.75%, 5/01/21		1,220	1,293,200
Cemex SAB de CV, 5.88%, 3/25/19 (a)		355	336,362
Momentive Performance Materials, Inc., 8.88%, 10/15/20		1,174	1,218,025
Texas Industries, Inc., 9.25%, 8/15/20		362	395,485
USG Corp., 9.75%, 1/15/18		1,100	1,267,750
			6,719,872
Capital Markets — 0.3%
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (a)(f)(g)		380	515,850
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		351	344,858
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		326	321,110
			1,181,818
Chemicals — 3.0%
Axiall Corp., 4.88%, 5/15/23 (a)		167	154,893
Basell Finance Co. BV, 8.10%, 3/15/27 (a)		645	815,712
Celanese US Holdings LLC, 5.88%, 6/15/21		1,132	1,160,300
Huntsman International LLC, 8.63%, 3/15/21		265	295,475
INEOS Finance PLC, 7.50%, 5/01/20 (a)		590	631,300
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		470	454,725
6.50%, 8/15/18	EUR	463	594,851
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	195	197,925
LSB Industries, Inc., 7.75%, 8/01/19 (a)		366	378,810
LyondellBasell Industries NV, 5.75%, 4/15/24		4,050	4,491,563
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		145	144,275
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		350	350,000
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 6/15/18	EUR	532	784,708
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)	USD	264	255,420
PolyOne Corp., 7.38%, 9/15/20		335	369,337
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,425	1,400,062
Tronox Finance LLC, 6.38%, 8/15/20 (a)		384	366,720
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21	EUR	100	130,513
7.38%, 5/01/21 (a)	USD	550	562,375
			13,538,964
Commercial Banks — 1.1%
CIT Group, Inc.:
5.25%, 3/15/18		860	887,950
6.63%, 4/01/18 (a)		355	383,400
5.50%, 2/15/19 (a)		2,552	2,615,800
6.00%, 4/01/36		850	813,650
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (c)	EUR	60	97,538
			4,798,338
Commercial Services & Supplies — 3.6%
AA Bond Co. Ltd., 9.50%, 7/31/19	GBP	280	463,205
ACCO Brands Corp., 6.75%, 4/30/20	USD	117	115,537
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		431	454,705

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
ARAMARK Corp., 5.75%, 3/15/20 (a)	USD	1,005	$1,025,100
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		840	884,531
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		134	138,442
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		43	46,064
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		782	791,775
Covanta Holding Corp., 6.38%, 10/01/22		985	999,477
EC Finance PLC, 9.75%, 8/01/17	EUR	625	900,291
Interactive Data Corp., 10.25%, 8/01/18		2,080	2,316,704
Mobile Mini, Inc., 7.88%, 12/01/20	USD	570	621,300
Mustang Merger Corp., 8.50%, 8/15/21 (a)		810	797,850
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		99	110,137
UR Merger Sub Corp.:
5.75%, 7/15/18		398	424,865
7.38%, 5/15/20		520	560,300
8.25%, 2/01/21		718	793,390
7.63%, 4/15/22		3,359	3,610,925
6.13%, 6/15/23		295	290,575
Verisure Holding AB:
8.75%, 9/01/18	EUR	163	235,895
8.75%, 12/01/18		239	334,037
West Corp., 8.63%, 10/01/18	USD	210	227,325
			16,142,430
Communications Equipment — 1.8%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (a)		1,476	1,505,520
6.50%, 1/15/28		90	68,400
6.45%, 3/15/29		288	221,760
Avaya, Inc. (a):
7.00%, 4/01/19		420	384,300
10.50%, 3/01/21		1,296	1,001,160
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(e)		740	732,600
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,410	1,529,850
10.13%, 7/01/20		2,285	2,593,475
			8,037,065
Computers & Peripherals — 0.1%
EMC Corp., Series B, 1.75%, 12/01/13 (g)		307	492,927
Construction & Engineering — 0.4%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (a)		300	243,000
H&E Equipment Services, Inc., 7.00%, 9/01/22		687	729,938
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		363	364,815
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		240	232,800
			1,570,553
Construction Materials — 3.4%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	213	299,804
HD Supply, Inc.:
8.13%, 4/15/19	USD	5,183	5,766,088
11.00%, 4/15/20		3,024	3,613,680
7.50%, 7/15/20 (a)		5,327	5,566,715
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	83	129,442
			15,375,729
Consumer Finance — 0.3%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	710	757,925
IVS F. SpA, 7.13%, 4/01/20	EUR	330	435,054
Springleaf Finance, 6.90%, 12/15/17	USD	160	163,000
			1,355,979

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17	EUR	200	$281,379
9.13%, 10/15/20 (a)	USD	470	501,725
9.13%, 10/15/20 (a)		615	653,438
7.00%, 11/15/20 (a)		374	363,715
5.00%, 11/15/22	EUR	360	459,455
Berry Plastics Corp., 9.75%, 1/15/21	USD	280	324,100
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	882	1,165,742
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	26	27,300
GCL Holdings SCA, 9.38%, 4/15/18 (a)	EUR	414	590,936
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	580	630,750
OI European Group BV, 4.88%, 3/31/21	EUR	330	440,419
Pactiv LLC, 7.95%, 12/15/25	USD	722	638,970
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		614	687,680
			6,765,609
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17		2,126	2,211,040
Diversified Consumer Services — 1.0%
APX Group, Inc. (a):
6.38%, 12/01/19		1,527	1,439,198
8.75%, 12/01/20		924	910,140
Laureate Education, Inc., 9.25%, 9/01/19 (a)		1,930	2,084,400
			4,433,738
Diversified Financial Services — 5.5%
Aircastle Ltd.:
6.75%, 4/15/17		575	609,500
6.25%, 12/01/19		500	521,250
Ally Financial, Inc.:
7.50%, 12/31/13		700	712,250
8.00%, 3/15/20		467	537,634
7.50%, 9/15/20		317	356,625
8.00%, 11/01/31 (h)		5,380	6,187,000
8.00%, 11/01/31		310	351,462
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		166	155,625
Co-Operative Group Ltd. (i):
6.88%, 7/08/20	GBP	370	543,286
7.50%, 7/08/26		100	144,897
DPL, Inc.:
6.50%, 10/15/16	USD	470	495,850
7.25%, 10/15/21		1,345	1,371,900
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	802	1,323,646
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	460	512,325
4.25%, 5/15/23 (a)		383	344,700
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		785	777,150
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		902	886,215
Leucadia National Corp., 8.13%, 9/15/15		1,232	1,373,680
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		585	622,294
9.00%, 4/15/19		900	929,250
7.88%, 8/15/19		189	207,900
9.88%, 8/15/19		716	760,750
5.75%, 10/15/20		3,515	3,484,244
WMG Acquisition Corp., 11.50%, 10/01/18		1,186	1,366,865
			24,576,298
Diversified Telecommunication Services — 3.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		840	831,600
CenturyLink, Inc., Series V, 5.63%, 4/01/20		2,128	2,085,440
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		655	602,600

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Consolidated Communications Finance Co., 10.88%, 6/01/20	USD	530	$609,500
Frontier Communications Corp., 8.50%, 4/15/20		805	879,462
Level 3 Communications, Inc., 8.88%, 6/01/19		495	528,413
Level 3 Financing, Inc.:
8.13%, 7/01/19		2,374	2,510,505
7.00%, 6/01/20		660	664,950
8.63%, 7/15/20		2,690	2,878,300
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	444	588,573
6.75%, 8/15/24		645	863,120
tw telecom holdings, Inc.:
5.38%, 10/01/22 (a)	USD	400	381,000
5.38%, 10/01/22		460	438,150
Windstream Corp.:
7.88%, 11/01/17		627	695,970
7.75%, 10/15/20		246	251,535
6.38%, 8/01/23		371	335,291
			15,144,409
Electric Utilities — 0.6%
Homer City Generation LP (e):
8.14%, 10/01/19		240	241,200
8.73%, 10/01/26		345	350,175
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		361	378,905
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,250	1,649,148
			2,619,428
Electrical Equipment — 0.9%
Belden, Inc.:
5.50%, 9/01/22 (a)		570	552,900
5.50%, 4/15/23		190	241,069
General Cable Corp., 5.75%, 10/01/22 (a)	USD	950	914,375
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (a)		428	445,120
Rexel SA, 5.13%, 6/15/20	EUR	406	544,639
Techem GmbH:
6.13%, 10/01/19 (a)		105	149,062
6.13%, 10/01/19		644	914,246
7.88%, 10/01/20		105	150,916
Trionista TopCo GmbH, 6.88%, 4/30/21		112	149,511
			4,061,838
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	365	429,788
Energy Equipment & Services — 3.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20		215	230,050
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		518	521,885
CGG (FKA Compagnie Generale de Geophysique, Veritas):
7.75%, 5/15/17		395	404,875
6.50%, 6/01/21		1,945	1,969,313
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		1,042	1,112,335
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		79	77,815
Gulfmark Offshore, Inc., 6.38%, 3/15/22		245	248,063
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		490	496,125
MEG Energy Corp., 6.50%, 3/15/21 (a)		2,213	2,251,727
Oil States International, Inc.:
6.50%, 6/01/19		1,035	1,091,925
5.13%, 1/15/23 (a)		530	579,025
Parker Drilling Co., 7.50%, 8/01/20 (a)		600	589,500
Peabody Energy Corp.:
6.00%, 11/15/18		1,046	1,040,770
6.25%, 11/15/21		1,034	997,810
7.88%, 11/01/26		580	578,550
4.75%, 12/15/66 (g)		659	509,901

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	53

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
Precision Drilling Corp.:
6.63%, 11/15/20	USD	120	$126,300
6.50%, 12/15/21		280	292,600
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		364	364,000
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,107	2,122,802
Tervita Corp., 8.00%, 11/15/18 (a)		425	423,938
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	618	824,947
			16,854,256
Food & Staples Retailing — 0.7%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	502	811,013
8.75%, 6/15/20		300	485,831
R&R Ice Cream PLC, 9.25%, 5/15/18 (e)	EUR	205	277,712
Rite Aid Corp.:
9.25%, 3/15/20		580	656,125
6.75%, 6/15/21 (a)	USD	636	643,950
Zobele Holding SpA, 7.88%, 2/01/18	EUR	140	192,432
			3,067,063
Food Products — 0.9%
Darling International, Inc., 8.50%, 12/15/18	USD	180	198,000
Findus Bondco SA:
9.13%, 7/01/18	EUR	260	361,704
9.50%, 7/01/18	GBP	139	225,985
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (a)	USD	603	560,790
Post Holdings, Inc., 7.38%, 2/15/22		875	923,125
Smithfield Foods, Inc., 6.63%, 8/15/22		729	747,225
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		857	860,214
5.88%, 8/01/21		269	268,327
			4,145,370
Health Care Equipment & Supplies — 2.4%
Biomet, Inc.:
6.50%, 8/01/20		2,779	2,848,475
6.50%, 10/01/20		3,220	3,211,950
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		586	634,345
7.75%, 4/15/18		160	157,200
9.88%, 4/15/18		884	928,200
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (a)		440	448,800
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		850	946,687
IDH Finance PLC:
6.00%, 12/01/18	GBP	258	398,823
6.00%, 12/01/18 (a)		100	154,583
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	355	369,644
Teleflex, Inc., 6.88%, 6/01/19		455	477,750
			10,576,457
Health Care Providers & Services — 5.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		880	941,600
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,180	1,206,550
8.00%, 11/15/19		167	175,350
7.13%, 7/15/20		1,066	1,076,660
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	522	734,745
Crown Newco 3 PLC:
7.00%, 2/15/18	GBP	100	158,224
7.00%, 2/15/18 (a)		575	909,790
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	1,376	1,362,240
HCA Holdings, Inc., 6.25%, 2/15/21		1,128	1,130,820

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
HCA, Inc.:
8.50%, 4/15/19	USD	205	$221,400
6.50%, 2/15/20		2,288	2,456,740
7.88%, 2/15/20		430	463,863
7.25%, 9/15/20		2,140	2,329,925
5.88%, 3/15/22		900	929,250
4.75%, 5/01/23		610	569,588
Health Management Associates, Inc., 7.38%, 1/15/20		320	357,600
Hologic, Inc., 6.25%, 8/01/20		1,901	1,981,792
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		137	143,508
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		970	989,400
Omnicare, Inc., 3.75%, 4/01/42 (g)		447	619,374
Symbion, Inc., 8.00%, 6/15/16		535	561,750
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,826	1,928,712
6.75%, 2/01/20		810	793,800
4.38%, 10/01/21 (a)		1,173	1,064,498
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		1,671	1,787,970
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	280	430,879
			25,326,028
Health Care Technology — 1.0%
IMS Health, Inc. (a):
12.50%, 3/01/18	USD	3,480	4,106,400
6.00%, 11/01/20		221	226,801
			4,333,201
Hotels, Restaurants & Leisure — 3.2%
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		510	517,650
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	714	957,813
Diamond Resorts Corp., 12.00%, 8/15/18	USD	2,089	2,318,790
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	501	778,341
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	670	907,643
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		665	909,659
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	80	82,600
5.88%, 3/15/21		337	311,725
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		441	432,180
MCE Finance Ltd., 5.00%, 2/15/21 (a)		1,044	957,870
MTR Gaming Group, Inc., 11.50%, 8/01/19 (e)		431	454,863
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		150	153,000
PNK Finance Corp., 6.38%, 8/01/21 (a)		794	792,015
Regal Entertainment Group, 5.75%, 2/01/25		138	126,960
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		918	867,510
Station Casinos LLC, 7.50%, 3/01/21		2,176	2,241,280
Travelport LLC/Travelport Holdings, Inc. (a):
6.40%, 3/01/16 (c)		117	113,025
11.88%, 9/01/16		52	50,740
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(j)		515	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	500	780,662
Vougeot Bidco PLC, 7.88%, 7/15/20		261	415,595
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22	USD	117	115,537
			14,285,458
Household Durables — 2.6%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	206	281,108
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	USD	352	348,480
Beazer Homes USA, Inc., 6.63%, 4/15/18		55	57,956
See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Household Durables (concluded)
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)	USD	635	$649,288
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		447	441,413
Jarden Corp., 7.50%, 1/15/20	EUR	455	634,461
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	1,465	1,545,575
Libbey Glass, Inc., 6.88%, 5/15/20		447	477,731
Pulte Group, Inc., 6.38%, 5/15/33		290	259,550
RPG Byty Sro, 6.75%, 5/01/20	EUR	393	501,229
The Ryland Group, Inc., 6.63%, 5/01/20	USD	525	544,688
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	264	389,041
Standard Pacific Corp.:
10.75%, 9/15/16	USD	2,185	2,594,687
8.38%, 1/15/21		1,510	1,691,200
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a):
7.75%, 4/15/20		460	502,550
5.25%, 4/15/21		413	390,285
William Lyon Homes, Inc., 8.50%, 11/15/20		470	498,200
			11,807,442
Household Products — 0.8%
Ontex IV SA:
7.50%, 4/15/18	EUR	100	138,794
7.50%, 4/15/18 (a)		220	305,348
9.00%, 4/15/19		316	433,303
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	592	612,720
6.63%, 11/15/22		385	394,625
Spectrum Brands, Inc.:
9.50%, 6/15/18		1,470	1,617,000
6.75%, 3/15/20		148	156,140
			3,657,930
Independent Power Producers & Energy Traders — 4.0%
Calpine Corp., 7.50%, 2/15/21 (a)		72	76,320
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		641	648,211
11.25%, 12/01/18 (a)(e)		1,102	865,293
10.00%, 12/01/20		5,180	5,458,425
10.00%, 12/01/20 (a)		2,810	2,954,012
12.25%, 3/01/22 (a)		1,902	2,115,975
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		140	143,676
Series C, 9.68%, 7/02/26		688	729,280
Laredo Petroleum, Inc.:
9.50%, 2/15/19		765	851,063
7.38%, 5/01/22		575	606,625
NRG Energy, Inc., 7.63%, 1/15/18		2,439	2,701,192
QEP Resources, Inc., 5.38%, 10/01/22		513	489,915
			17,639,987
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		710	710,000
Insurance — 0.8%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		1,731	1,769,947
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		346	361,570
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		1,015	1,045,450
TMF Group Holding BV, 9.88%, 12/01/19	EUR	270	372,925
			3,549,892

Corporate Bonds		Par (000)	Value
Internet Software & Services — 0.3%
Bankrate, Inc., 6.13%, 8/15/18 (a)	USD	449	$443,949
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	201	268,361
8.00%, 1/15/21		100	132,495
VeriSign, Inc., 4.63%, 5/01/23 (a)	USD	435	406,725
			1,251,530
IT Services — 4.7%
Ceridian Corp.:
11.25%, 11/15/15		195	197,438
8.88%, 7/15/19 (a)		2,595	2,919,375
11.00%, 3/15/21 (a)		4,025	4,648,875
Epicor Software Corp., 8.63%, 5/01/19		860	907,300
First Data Corp. (a):
7.38%, 6/15/19		3,698	3,836,675
8.88%, 8/15/20		830	896,400
6.75%, 11/01/20		2,079	2,125,777
10.63%, 6/15/21		1,138	1,130,887
11.75%, 8/15/21		552	516,120
SunGard Data Systems, Inc.:
7.38%, 11/15/18		840	892,500
6.63%, 11/01/19		2,304	2,338,560
WEX, Inc., 4.75%, 2/01/23 (a)		759	690,690
			21,100,597
Machinery — 0.4%
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)		500	530,000
DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)		144	148,680
Navistar International Corp., 8.25%, 11/01/21		566	562,462
SPX Corp., 6.88%, 9/01/17		275	304,563
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		281	274,678
			1,820,383
Media — 9.9%
AMC Networks, Inc.:
7.75%, 7/15/21		350	386,750
4.75%, 12/15/22		449	420,938
Cablevision Systems Corp., 5.88%, 9/15/22		855	816,525
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		915	834,938
5.13%, 2/15/23		1,150	1,032,125
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(j)		1,026	751,545
Checkout Holding Corp., 9.92%, 11/15/15 (a)(f)		710	573,325
Cinemark USA, Inc., 5.13%, 12/15/22		391	365,585
Clear Channel Communications, Inc.:
9.00%, 12/15/19		1,041	1,001,962
9.00%, 3/01/21		1,884	1,789,800
Clear Channel Worldwide Holdings, Inc., Series B:
7.63%, 3/15/20		1,490	1,493,725
6.50%, 11/15/22		2,959	2,959,000
6.50%, 11/15/22		959	951,807
DISH DBS Corp.:
4.25%, 4/01/18		810	797,850
5.13%, 5/01/20		1,382	1,337,085
5.88%, 7/15/22		1,575	1,543,500
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		274	281,535
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		1,410	1,529,850
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)		1,271	1,178,852
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		1,950	2,018,250
Live Nation Entertainment, Inc. (a):
8.13%, 5/15/18		1,170	1,278,237
7.00%, 9/01/20		298	309,920
Lynx I Corp., 6.00%, 4/15/21	GBP	1,876	2,914,506
The McClatchy Co., 9.00%, 12/15/22	USD	858	905,190

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	55

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (concluded)
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (a)	USD	1,442	$1,445,605
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		812	879,558
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		607	614,588
Nara Cable Funding Ltd.:
8.88%, 12/01/18	EUR	190	264,485
8.88%, 12/01/18 (a)	USD	200	204,500
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		147	153,071
7.75%, 10/15/18		1,825	1,984,687
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (a)	GBP	324	517,166
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	281	282,405
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		405	400,950
Sirius XM Radio, Inc. (a):
4.25%, 5/15/20		474	433,710
5.75%, 8/01/21		550	539,000
Sterling Entertainment Corp., 10.00%, 12/15/19		1,335	1,335,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	1,313	1,878,491
5.50%, 1/15/23 (a)	USD	795	723,450
5.63%, 4/15/23	EUR	104	133,328
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		548	821,859
Univision Communications, Inc. (a):
8.50%, 5/15/21	USD	445	481,713
6.75%, 9/15/22		184	190,900
5.13%, 5/15/23		1,084	1,023,025
UPCB Finance II Ltd.:
6.38%, 7/01/20 (a)	EUR	1,273	1,764,649
6.38%, 7/01/20		114	158,028
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	555	574,425
			44,277,393
Metals & Mining — 3.6%
ArcelorMittal:
9.50%, 2/15/15		470	515,825
4.25%, 8/05/15		453	466,590
4.25%, 3/01/16		200	204,000
5.00%, 2/25/17		568	580,780
6.13%, 6/01/18		505	520,150
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	610	822,331
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		1,554	1,593,157
6.00%, 4/01/17	USD	2,099	2,135,732
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		460	501,400
Kaiser Aluminum Corp., 8.25%, 6/01/20		345	384,675
New Gold, Inc., 6.25%, 11/15/22 (a)		465	445,237
Novelis, Inc., 8.75%, 12/15/20		4,760	5,176,500
Peninsula Energy Ltd., 11.00%, 12/14/14		900	900,000
Perstorp Holding AB, 8.75%, 5/15/17 (a)		295	301,638
Steel Dynamics, Inc., 6.38%, 8/15/22		375	390,938
Taseko Mines Ltd., 7.75%, 4/15/19		650	640,250
Vedanta Resources PLC, 8.25%, 6/07/21 (a)		435	408,900
			15,988,103
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17		1,225	1,286,383
Dufry Finance SCA, 5.50%, 10/15/20 (a)		466	475,577
			1,761,960

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21	USD	456	$468,540
6.13%, 7/15/22		425	436,688
4.88%, 5/15/23		684	636,120
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (g)		1,381	1,266,204
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		294	296,940
Aurora USA Oil & Gas, Inc. (a):
9.88%, 2/15/17		1,005	1,060,275
7.50%, 4/01/20		510	504,900
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		131	133,293
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		400	396,000
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		367	387,185
Chaparral Energy, Inc., 7.63%, 11/15/22		340	340,850
Chesapeake Energy Corp.:
7.25%, 12/15/18		190	215,175
6.63%, 8/15/20		125	134,063
6.88%, 11/15/20		420	454,650
6.13%, 2/15/21		130	135,200
Concho Resources, Inc.:
7.00%, 1/15/21		130	142,675
6.50%, 1/15/22		458	485,480
5.50%, 10/01/22		561	548,377
5.50%, 4/01/23		113	109,610
CONSOL Energy, Inc.:
8.00%, 4/01/17		647	682,585
8.25%, 4/01/20		485	514,100
Continental Resources, Inc., 7.13%, 4/01/21		575	629,625
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		235	249,688
Crown Oil Partners IV LP, 15.00%, 3/07/15		967	1,006,734
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		526	520,740
Denbury Resources, Inc., 4.63%, 7/15/23		1,187	1,059,397
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		725	806,562
7.75%, 6/15/19		830	863,200
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		325	357,500
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		535	568,437
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		220	220,000
Halcon Resources Corp., 8.88%, 5/15/21		645	646,612
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (a)		408	434,520
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		245	252,350
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		540	591,300
5.50%, 2/01/22 (a)		249	240,285
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (a)		235	223,250
Lightstream Resources Ltd. (FKA PetroBakken Energy Ltd.), 8.63%, 2/01/20 (a)		397	377,150
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		66	62,040
6.25%, 11/01/19 (a)		1,105	1,016,600
8.63%, 4/15/20		1,202	1,208,010
7.75%, 2/01/21		100	97,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		253	264,385
4.50%, 7/15/23		380	345,800
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		305	294,325

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Newfield Exploration Co., 6.88%, 2/01/20	USD	1,205	$1,262,237
Northern Oil & Gas, Inc., 8.00%, 6/01/20		480	487,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19		315	333,900
6.50%, 11/01/21		450	472,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		650	625,625
Pacific Drilling SA, 5.38%, 6/01/20 (a)		625	603,125
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		149	152,353
PDC Energy, Inc., 7.75%, 10/15/22		325	341,250
Penn Virginia Corp., 8.50%, 5/01/20		308	308,000
Petrobras Global Finance BV, 3.00%, 1/15/19		537	493,938
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		901	986,595
Range Resources Corp.:
8.00%, 5/15/19		600	645,000
6.75%, 8/01/20		177	190,718
5.75%, 6/01/21		1,506	1,577,535
5.00%, 8/15/22		481	470,177
5.00%, 3/15/23		247	241,443
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		174	186,615
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		194	194,000
Rosetta Resources, Inc., 5.63%, 5/01/21		411	396,615
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		1,800	1,719,000
5.63%, 4/15/23		521	483,227
Sabine Pass LNG LP:
7.50%, 11/30/16		2,675	2,945,844
6.50%, 11/01/20 (a)		505	507,525
SandRidge Energy, Inc.:
8.75%, 1/15/20		48	50,160
7.50%, 2/15/23		461	446,018
SESI LLC, 6.38%, 5/01/19		318	334,695
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		152	155,800
SM Energy Co.:
6.63%, 2/15/19		330	344,850
6.50%, 11/15/21		405	425,250
6.50%, 1/01/23		475	489,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		436	442,540
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		240	239,400
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		420	425,250
			40,662,055
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		491	518,005
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		180	193,050
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		90	94,725
Clearwater Paper Corp.:
7.13%, 11/01/18		885	951,375
4.50%, 2/01/23		70	63,350
NewPage Corp., 11.38%, 12/31/14 (d)(j)		3,090	—
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)		200	209,000
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		405	406,013
			2,435,518
Pharmaceuticals — 2.2%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	105	153,344
9.88%, 8/01/19 (a)		300	438,127
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	1,048	1,184,240

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International (a):
6.88%, 12/01/18	USD	1,398	$1,481,880
6.38%, 10/15/20		419	425,809
6.75%, 8/15/21		701	722,030
VPII Escrow Corp. (a):
6.75%, 8/15/18		3,779	4,001,016
7.50%, 7/15/21		228	243,960
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		945	1,032,413
			9,682,819
Professional Services — 0.3%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR	311	400,757
Truven Health Analytics, Inc., 10.63%, 6/01/20	USD	790	839,375
			1,240,132
Real Estate Investment Trusts (REITs) — 0.7%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (a)		436	445,810
Felcor Lodging LP:
6.75%, 6/01/19		1,578	1,652,955
5.63%, 3/01/23		397	369,210
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(g)		190	258,875
iStar Financial, Inc., 4.88%, 7/01/18		628	609,160
			3,336,010
Real Estate Management & Development — 2.4%
CBRE Services, Inc., 6.63%, 10/15/20		520	552,500
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		1,330	1,429,750
Realogy Corp. (a):
7.88%, 2/15/19		3,610	3,925,875
7.63%, 1/15/20		785	879,200
9.00%, 1/15/20		510	589,050
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		521	517,093
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		2,125	2,332,187
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		695	691,525
			10,917,180
Road & Rail — 0.7%
The Hertz Corp.:
7.50%, 10/15/18		855	923,400
6.75%, 4/15/19		450	479,812
5.88%, 10/15/20		100	102,625
7.38%, 1/15/21		675	729,000
6.25%, 10/15/22		410	417,175
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		305	301,188
			2,953,200
Semiconductors & Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC (a):
3.75%, 6/01/18		660	637,725
9.75%, 8/01/18		100	110,500
5.75%, 2/15/21		525	525,000
			1,273,225
Software — 1.9%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		1,110	1,123,875
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(e)		517	524,755
IAC/InterActiveCorp, 4.75%, 12/15/22		650	599,625
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(e)		454	464,215
Infor US, Inc., 9.38%, 4/01/19		3,180	3,537,750

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	57

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Software (concluded)
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)	USD	229	$236,443
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,445	1,376,362
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		666	722,610
			8,585,635
Speciality Retail — 3.1%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		565	624,325
Claire’s Stores, Inc. (a):
9.00%, 3/15/19		1,348	1,501,335
7.75%, 6/01/20		510	507,450
CST Brands, Inc., 5.00%, 5/01/23 (a)		579	550,050
House of Fraser Funding PLC:
8.88%, 8/15/18 (a)	GBP	439	720,083
8.88%, 8/15/18		322	528,170
Limited Brands, Inc., 8.50%, 6/15/19	USD	1,255	1,482,469
Magnolia BC SA, 9.00%, 8/01/20	EUR	455	608,928
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(e)	USD	901	901,000
Michaels Stores, Inc., 7.75%, 11/01/18		362	389,603
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(e)		334	343,185
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		1,559	1,670,079
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(e)		438	433,072
Penske Automotive Group, Inc., 5.75%, 10/01/22		498	493,020
QVC, Inc. (a):
7.50%, 10/01/19		970	1,045,736
7.38%, 10/15/20		455	494,379
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		840	915,600
5.75%, 6/01/22		788	788,985
			13,997,469
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22		675	717,188
PVH Corp., 4.50%, 12/15/22		390	361,238
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		184	189,750
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		773	763,337
The William Carter Co., 5.25%, 8/15/21 (a)		388	389,940
			2,421,453
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 2.00%, 4/01/20 (g)		78	98,085
Radian Group, Inc. (g):
3.00%, 11/15/17		92	127,363
2.25%, 3/01/19		110	157,300
			382,748
Trading Companies & Distributors — 0.6%
Air Lease Corp., 4.50%, 1/15/16		920	956,800
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		765	808,987
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (a):
Series 2012-1, Class A, 5.13%, 11/30/24		761	749,779
Series 2012-1, Class B, 6.50%, 5/30/21		312	314,516
			2,830,082
Transportation Infrastructure — 0.5%
Aguila 3 SA (a):
7.88%, 1/31/18		665	696,588
Series 144, 7.88%, 1/31/18		490	513,275
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (a)		1,135	1,163,375
			2,373,238

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services — 4.7%
Crown Castle International Corp., 5.25%, 1/15/23	USD	1,732	$1,636,740
Digicel Group Ltd., 8.25%, 9/30/20 (a)		1,520	1,611,200
Digicel Ltd., 6.00%, 4/15/21 (a)		2,576	2,485,840
MetroPCS Wireless, Inc., 6.63%, 11/15/20		812	842,450
NII Capital Corp., 7.63%, 4/01/21		539	412,335
Phones4u Finance PLC:
9.50%, 4/01/18 (a)	GBP	570	914,246
9.50%, 4/01/18		200	320,788
Softbank Corp., 4.50%, 4/15/20 (a)	USD	1,205	1,139,255
Sprint Capital Corp., 6.88%, 11/15/28		1,563	1,410,607
Sprint Communications, Inc. (FKA Sprint Nextel Corp.) (a):
9.00%, 11/15/18		5,566	6,498,305
7.00%, 3/01/20		2,922	3,141,150
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		575	580,750
			20,993,666
Total Corporate Bonds — 108.0%			482,780,245

Floating Rate Loan Interests (c)
Airlines — 1.0%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		646	647,622
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		986	912,967
2.30%, 3/10/17		988	914,274
1.68%, 9/10/18		829	733,411
1.68%, 9/10/18		823	728,544
1.68%, 9/10/18		836	739,902
			4,676,720
Auto Components — 1.2%
Federal-Mogul Corp.:
Term Loan B, 2.12% – 2.13%, 12/29/14		3,210	3,125,473
Term Loan C, 2.12–2.13%, 12/28/15		1,506	1,466,593
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		950	951,472
			5,543,538
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		652	646,159
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		2,183	2,189,768
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		550	547,597
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		525	521,939
Term Loan, 4.18%, 5/15/17		205	204,044
			3,463,348
Chemicals — 0.2%
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20		165	166,650
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		455	453,721
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		80	80,319
			700,690
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		652	651,826
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		400	401,252
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		635	632,790
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		400	400,376
			2,086,244

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19	USD	2,164	$2,172,933
Term Loan D, 6.25%, 1/30/19	EUR	841	1,113,710
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	USD	194	183,354
Zayo Group LLC/Zayo Capital Inc., Term Loan B, 4.50%, 7/02/19		2,256	2,262,164
			5,732,161
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		1,364	1,366,691
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50% – 6.50%, 8/25/19		410	407,950
Diversified Consumer Services — 0.3%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		222	220,774
ServiceMaster Co.:
Extended Term Loan, 4.44%, 1/31/17		255	247,705
Term Loan, 4.25%, 1/31/17		706	684,903
			1,153,382
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.00%, 1/15/20		610	609,494
2019 Term Loan B, 4.00%, 8/01/19		420	419,214
Term Loan, 4.75%, 8/01/19		740	739,223
			1,767,931
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		280	278,132
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		165	169,074
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		328	331,121
Health Care Equipment & Supplies — 0.3%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		1,165	1,160,924
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		431	426,344
			1,587,268
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan B, 10.00% – 10.75%, 9/25/17		366	376,070
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		576	561,564
			937,634
Hotels, Restaurants & Leisure — 4.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		705	703,682
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		675	675,837
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,850	1,845,375
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		11,050	10,514,075
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		833	829,985
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		860	862,141
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		1,005	1,007,935
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		1,431	1,440,960

Floating Rate Loan Interests (c)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16 (e)	USD	682	$680,908
2nd Lien Term Loan 1, 9.50%, 1/29/16		138	142,984
Refinancing Term Loan, 6.25%, 6/26/19		450	454,275
			19,158,157
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		890	893,346
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		517	519,019
IT Services — 0.4%
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		475	474,506
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		1,220	1,207,117
			1,681,623
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		318	319,982
Machinery — 1.3%
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		1,898	1,887,654
4.75%, 7/30/20	EUR	2,081	2,742,528
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20	USD	1,106	1,093,917
			5,724,099
Media — 1.6%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		492	351,284
Tranche 1 Incremental, 6.00%, 7/03/14		2,513	1,774,823
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		205	191,034
Term Loan C, 3.83%, 1/29/16		156	143,071
Term Loan D, 6.93%, 1/30/19		2,310	2,118,507
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		670	672,120
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		74	71,348
Harron Communications Corp., Refinancing Term Loan B, 3.50%, 6/19/20		915	915,760
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		345	353,625
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		385	383,574
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		185	184,070
			7,159,216
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		1,377	1,407,522
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		2,192	2,199,538
			3,607,060
Multiline Retail — 0.5%
HEMA Holding BV, Mezzanine, 8.63%, 7/05/17	EUR	1,821	2,166,297
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	USD	3,435	3,497,963
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,058	1,058,197
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		360	361,577
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		1,330	1,339,383
Term Loan B, 5.75%, 3/22/19		564	567,814
			6,824,934

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	59

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Pharmaceuticals — 0.7%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	USD	1,463	$1,465,249
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		1,102	1,095,839
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		482	481,677
			3,042,765
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		1,492	1,491,620
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		138	138,343
Extended Term Loan, 4.50%, 3/05/20		718	722,150
			860,493
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		421	419,801
Software — 0.4%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		215	214,553
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		90	91,350
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		783	787,564
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		795	821,831
			1,915,298
Specialty Retail — 0.3%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		831	835,178
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		405	403,911
			1,239,089
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,728	1,654,680
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		938	946,558
Total Floating Rate Loan Interests — 20.3%			90,472,080

Investment Companies — 0.3%		Shares
Exchange-Traded Fund — 0.3%
iShares MSCI EAFE Index Fund (l)		18,790	1,111,804

Other Interests (d)(m)		Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	USD	4,870	49
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		950	9
Media — 0.0%
Adelphia Escrow		1,300	13
Adelphia Recovery Trust		1,630	16,304
			16,317
Total Other Interests — 0.0%			16,375

Preferred Securities	Par (000)	Value
Capital Trusts — 0.0%
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(k)	100	$97,921

Preferred Stocks — 1.6%	Shares
Auto Components — 1.6%
Dana Holding Corp., 4.00% (a)(g)	40,610	7,134,669

Trust Preferreds — 1.4%
Diversified Financial Services — 1.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	235,590	6,221,564
Total Preferred Securities — 3.0%		13,454,154

Warrants (n)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	54,577	1
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)	22,194	33,934
(Expires 9/30/14)	3,995	7,343
		41,277
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17)	3,611,304	24,750
Peninsula Minerals Ltd. (Expires 12/31/15) (d)	6,113,638	59,856
		84,606
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1,835	—
Total Warrants — 0.0%		125,884
Total Long-Term Investments (Cost — $632,362,664) — 142.4%		636,138,588

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (l)(o)	1,737,587	1,737,587
Total Short-Term Securities (Cost — $1,737,587) — 0.4%		1,737,587

Options Purchased
(Cost — $1,707,056) — 0.4%		1,975,830
Total Investments Before Options Written (Cost — $635,807,307) — 143.2%		639,852,005

Options Written
(Premiums Received — $432,862) — (0.1)%		(457,150)
Total Investments, Net of Options Written — 143.1%		639,394,855
Liabilities in Excess of Other Assets — (43.1)%		(192,548,255)
Net Assets — 100.0%		$446,846,600

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

Notes to Consolidated Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
JPMorgan Securities LLC	$2,824,497	—

(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Convertible security.
(h)	All or a portion of security has been pledged as collateral in connection with swaps.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Shares Purchased		Shares Sold	Shares Held at August 31, 2013	Value at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,737,587	[1]	—	1,737,587	$1,737,587	$1,305	$110
iShares iBoxx $ High Yield Corporate Bond ETF[2]	—	41,177		(41,177)	—	—	$19,727	$(56,794)
iShares MSCI EAFE Index Fund	—	18,790		—	18,790	$1,111,804	—	—
[1]	Represents net shares purchased.
[2]	No longer held by the Trust of report date.

(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(n)
Warrants entitle the Trust to purchase a predetermined number of shares of comon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(19)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	4,175,250	$ (270)
(50)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	5,983,985	7,356
(33)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	4,101,281	(2,114)
Total						$4,972

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	61

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	471,701	EUR	357,000	Credit Suisse International	9/03/13	$(129)
USD	360,796	GBP	233,000	Bank of America N.A.	9/03/13	(284)
EUR	357,000	USD	471,734	Credit Suisse International	9/25/13	127
USD	2,752,440	EUR	2,062,000	Barclays Bank PLC	9/25/13	27,010
USD	33,736,691	EUR	25,108,000	UBS AG	9/25/13	550,419
GBP	233,000	USD	360,661	Bank of America N.A.	10/22/13	286
GBP	78,747	USD	122,640	State Street Bank and Trust Co.	10/22/13	(651)
USD	711,464	AUD	781,000	UBS AG	10/22/13	18,546
USD	6,991,098	CAD	7,275,000	JPMorgan Chase Bank N.A.	10/22/13	92,454
USD	209,560	GBP	139,000	Bank of America N.A.	10/22/13	(5,768)
USD	237,232	GBP	153,000	Bank of America N.A.	10/22/13	216
USD	103,870	GBP	68,000	BNP Paribas S.A.	10/22/13	(1,471)
USD	166,946	GBP	110,000	Credit Suisse International	10/22/13	(3,458)
USD	14,847,817	GBP	9,846,000	Deutsche Bank AG	10/22/13	(404,873)
USD	241,788	GBP	159,000	Deutsche Bank AG	10/22/13	(4,523)
USD	159,723	GBP	102,700	Deutsche Bank AG	10/22/13	628
Total						$268,529

•	Exchange-traded options purchased as of August 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	165.00	9/21/13	460	$154,560
SPDR S&P 500 ETF Trust	Put	USD	164.00	9/21/13	1,540	436,590
SPDR S&P 500 ETF Trust	Put	USD	161.00	10/19/13	1,766	529,800
SPDR S&P 500 ETF Trust	Put	USD	164.00	10/19/13	2,055	854,880
Total						$1,975,830

•	Exchange-traded options written as of August 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	156.00	9/21/13	1,540	$(107,800)
SPDR S&P 500 ETF Trust	Put	USD	156.00	10/19/13	2,055	(349,350)
Total						$(457,150)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	102	$ 25,774	$31,912	$(6,138)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	102	25,773	31,423	(5,649)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	102	25,774	28,472	(2,699)

Total						$ 77,321	$ 91,807	$(14,486)

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	102	$(10,937)	$(15,948)	$5,011
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	102	(10,938)	(15,969)	5,031
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	102	(10,938)	(13,076)	2,138
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	422	(80,416)	(121,538)	41,122
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	117	(22,296)	(29,212)	6,916
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	170	(38,185)	(40,628)	2,443
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	170	(38,185)	(40,628)	2,443
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	506	(113,770)	(115,376)	1,606
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	113	(25,514)	(24,606)	(908)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	558	(125,616)	(97,825)	(27,791)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	66	(14,744)	(13,427)	(1,317)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	345	(89,775)	(86,388)	(3,387)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	660	(171,950)	(160,247)	(11,703)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	1,184	(308,561)	(291,554)	(17,007)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	190	(49,579)	(38,916)	(10,663)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	312	(110,535)	(86,307)	(24,228)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	$372	(131,747)	(115,607)	(16,140)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	217	(76,801)	(63,777)	(13,024)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B	USD	720	117,139	—	117,139
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	2,400	490,360	—	490,360
Level 3 Communications, Inc.	5.00%	Goldman Sachs International	6/20/19	B	USD	1,600	33,229	(142,456)	175,685
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	120	(13,649)	(11,286)	(2,363)
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	235	(26,729)	(22,247)	(4,482)

Total							$(830,137)	$(1,547,018)	$716,881
[1]	Using S&P’s rating of the issuer or the underlying securities of the Index, as applicable.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of agreement.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	63

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$2,824,497	$2,824,497
Common Stocks	$34,328,959	$3,416,460	7,608,130	45,353,549
Corporate Bonds	—	479,106,330	3,673,915	482,780,245
Floating Rate Loan Interests	—	77,399,502	13,072,578	90,472,080
Investment Companies	1,111,804	—	—	1,111,804
Other Interests	16,304	—	71	16,375
Preferred Securities	6,221,564	7,232,590	—	13,454,154
Warrants	59,856	—	66,028	125,884
Short-Term Securities	1,737,587	—	—	1,737,587
Options Purchased:
Equity Contracts	1,975,830	—	—	1,975,830
Unfunded Loan Commitments	—	12,443	—	12,443
Total	$45,451,904	$567,167,325	$27,245,219	$639,864,448

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$242,395	$607,499	$849,894
Foreign currency exchange contracts	—	689,686	—	689,686
Interest rate contracts	$7,356	—	—	7,356
Liabilities:
Credit contracts	—	(147,499)	—	(147,499)
Equity contracts	(457,150)	—	—	(457,150)
Foreign currency exchange contracts	(413)	(420,744)	—	(421,157)
Interest rate contracts	(2,384)	—	—	(2,384)
Total	$(452,591)	$363,838	$607,499	$518,746

[1] Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$238	—	—	$238
Cash pledged for financial futures contracts	125,000	—	—	125,000
Foreign currency at value	14,923	—	—	14,923
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(700,000)	—	(700,000)
Loan payable	—	(191,000,000)	—	(191,000,000)
Total	$140,161	$(191,700,000)	—	$(191,559,839)
There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2012	—	$7,005,140	$4,924,921	$19,461,069	$71	$1	$31,391,202
Transfers into Level 3	—	351	2,269,625	1,729,618	—	—	3,999,594
Transfers out of Level 3	—	—	—	(3,067,208)	—	—	(3,067,208)
Accrued discounts/premiums	—	—	5,469	95,293	(1)	—	100,761
Net realized gain (loss)	—	(9,246)	11,516	237,407	—	(6)	239,671
Net change in unrealized appreciation/ depreciation[2]	—	(219,911)	(1,958,951)	940,806	1	64,305	(1,173,750)
Purchases	$2,824,497	831,800	2,273,154	9,973,485	—	1,728	15,904,664
Sales	—	(4)	(3,851,819)	(16,297,892)	—	—	(20,149,715)
Closing Balance, as of August 31, 2013	$2,824,497	$7,608,130	$3,673,915	$13,072,578	$71	$66,028	$27,245,219
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(2,118,337).

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening Balance, as of August 31, 2012	$869,356
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1]	(261,857)
Purchases	—
Issues[2]	—
Sales	—
Settlements[3]	—
Closing Balance, as of August 31, 2013	$607,499

[1]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2013 was $401,720.
[2]	Issues represent upfront cash received on certain derivative financial instruments.
[3]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of August 31, 2013. The table does not include Level 3 investments and derivative financial instruments with values derived based upon unadjusted third party pricing information. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments. The value of Level 3 investments and derivative financial instruments derived using third party pricing information is $17,401,330.

	Value	Valuation Techniques	Unobservable Inputs[4]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[5]	$3,862,607	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	CAD[6] $0.35x — $0.53x
			PV-10 Multiple[7]	0.13x — 0.21x
	343,980	Market Comparable Companies	Forecasted EBITDA Multiple	3.50x
	2,329,542	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
Corporate Bonds[8]	1,006,734	Discounted Cash Flow	Yield	12.00%
	1,335,000	Market Comparable Companies	Last 12 Months EBITDA Multiple	10.00x
	900,000	Cost[9]	N/A	—
Warrant[10]	41,276	Estimated Recovery Value	Distribution Rate	$1.36 — $1.63
	24,750	Black-Scholes	Implied Volatility	67.605%
Total	$9,843,889
[4]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	Increase	Decrease
PV-10 Multiple	Increase	Decrease
Forecasted EBITDA Multiple	Increase	Decrease
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Last 12 Months EBITDA Multiple	Increase	Decrease
Distribution Rate	Decrease	Increase
Implied Volatility	Increase	Decrease
[5]	For the year ended August 31, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. The investment was previously valued utilizing the company’s financial restructuring plan. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[6]	Canadian Dollar.
[7]	Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 100%.
[8]	For the year ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued using acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[9]	The Trust fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.
[10]	For the year ended August 31, 2013, the valuation technique for certain investments classified as warrants changed to a estimated recovery value approach. The investment was previously valued using a discounted vendor price. The estimated recovery value is considered to be a more relevant measure of fair value for this investment.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	65

Schedule of Investments August 31, 2013	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Common Stocks (a)		Shares	Value
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.		128,137,634	$647,095
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc.		15,600	98,280
Hotels, Restaurants & Leisure — 0.3%
Travelport LLC/Travelport Holdings, Inc.		444,679	393,541
Paper & Forest Products — 0.3%
NewPage Corp.		3,980	318,400
Software — 0.2%
HMH Holdings/EduMedia		9,409	283,440
Total Common Stocks — 1.4%			1,740,756

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Bombardier, Inc., 4.25%, 1/15/16 (b)	USD	210	217,088
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		100	107,750
7.13%, 3/15/21		125	135,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		398	429,840
			889,678
Air Freight & Logistics — 0.3%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		158	158,482
Series 2, 12.38%, 8/16/15		161	160,622
			319,104
Airlines — 2.0%
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		149	152,621
Series 2012-3, Class C, 6.13%, 4/29/18		405	410,873
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24		261	284,735
Series 2009-1, Class B, 9.75%, 6/17/18		87	94,783
US Airways Group, Inc., 6.13%, 6/01/18		140	127,050
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		207	218,684
Series 2012-1, Class C, 9.13%, 10/01/15		186	193,293
Series 2012-2, Class B, 6.75%, 7/02/17		150	154,875
Series 2012-2, Class C, 5.45%, 6/03/18		445	414,962
Series 2013-1, Class B, 5.38%, 12/03/22		405	384,750
			2,436,626
Auto Components — 2.2%
Affinia Group, Inc., 7.75%, 5/01/21 (b)		290	297,975
Dana Holding Corp., 6.75%, 2/15/21		200	212,250
Delphi Corp., 6.13%, 5/15/21		35	38,238
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		1,510	1,589,275
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		155	171,662
Titan International, Inc.:
7.88%, 10/01/17 (b)		210	222,600
7.88%, 10/01/17		190	201,400
			2,733,400
Automobiles — 0.3%
Ford Motor Co., 4.25%, 11/15/16 (c)		160	305,600
Building Products — 1.3%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		200	194,000
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		430	456,875
Cemex SAB de CV, 5.88%, 3/25/19 (b)		200	189,500
Momentive Performance Materials, Inc., 8.88%, 10/15/20		330	342,375

Corporate Bonds		Par (000)	Value
Building Products (concluded)
Texas Industries, Inc., 9.25%, 8/15/20	USD	100	$109,250
USG Corp., 9.75%, 1/15/18		315	363,037
			1,655,037
Capital Markets — 0.5%
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (c)(d)		295	400,462
KCG Holdings, Inc., 8.25%, 6/15/18 (b)		97	95,303
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)		94	92,590
			588,355
Chemicals — 2.6%
Axiall Corp., 4.88%, 5/15/23 (b)		76	70,490
Celanese US Holdings LLC, 5.88%, 6/15/21		360	369,000
Huntsman International LLC, 8.63%, 3/15/21		80	89,200
INEOS Finance PLC, 7.50%, 5/01/20 (b)		195	208,650
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19		55	55,825
LSB Industries, Inc., 7.75%, 8/01/19 (b)		101	104,535
LyondellBasell Industries NV, 5.75%, 4/15/24		1,210	1,341,924
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		40	39,800
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		100	100,000
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 6/15/18	EUR	148	217,753
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)	USD	74	71,595
PolyOne Corp., 7.38%, 9/15/20		100	110,250
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		375	368,437
Tronox Finance LLC, 6.38%, 8/15/20 (b)		118	112,690
			3,260,149
Commercial Banks — 2.0%
CIT Group, Inc.:
5.25%, 3/15/18		1,440	1,486,800
6.63%, 4/01/18 (b)		215	232,200
5.50%, 2/15/19 (b)		718	735,950
			2,454,950
Commercial Services & Supplies — 3.6%
ACCO Brands Corp., 6.75%, 4/30/20		34	33,575
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)		122	128,710
ARAMARK Corp., 5.75%, 3/15/20 (b)		282	287,640
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		230	242,193
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		152	157,320
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		9	9,641
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		220	222,750
Covanta Holding Corp.:
3.25%, 6/01/14 (c)		152	205,580
6.38%, 10/01/22		280	284,115
Interactive Data Corp., 10.25%, 8/01/18		615	684,987
Mobile Mini, Inc., 7.88%, 12/01/20		165	179,850
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		27	30,038
UR Merger Sub Corp.:
5.75%, 7/15/18		114	121,695
7.38%, 5/15/20		150	161,625
8.25%, 2/01/21		210	232,050
7.63%, 4/15/22		1,177	1,265,275
6.13%, 6/15/23		85	83,725
West Corp., 8.63%, 10/01/18		65	70,362
			4,401,131
Communications Equipment — 1.7%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (b)		275	280,500
6.45%, 3/15/29		330	254,100

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Communications Equipment (concluded)
Avaya, Inc. (b):
7.00%, 4/01/19	USD	115	$105,225
10.50%, 3/01/21		373	288,142
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		430	466,550
10.13%, 7/01/20		650	737,750
			2,132,267
Computers & Peripherals — 0.1%
EMC Corp., Series B, 1.75%, 12/01/13 (c)		89	142,901
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		90	72,900
H&E Equipment Services, Inc., 7.00%, 9/01/22		193	205,063
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)		67	64,990
			342,953
Construction Materials — 3.9%
HD Supply, Inc.:
8.13%, 4/15/19		2,079	2,312,887
11.00%, 4/15/20		777	928,515
7.50%, 7/15/20 (b)		1,443	1,507,935
			4,749,337
Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17		220	234,850
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		330	384,910
8.13%, 1/15/20		500	607,923
			1,227,683
Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC (b):
9.13%, 10/15/20		200	213,500
9.13%, 10/15/20		200	212,500
Berry Plastics Corp., 9.75%, 1/15/21		85	98,388
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		7	7,350
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	120	171,286
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	175	190,312
Pactiv LLC, 7.95%, 12/15/25		203	179,655
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		176	197,120
			1,270,111
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17		605	629,200
Diversified Consumer Services — 1.0%
APX Group, Inc. (b):
6.38%, 12/01/19		432	407,160
8.75%, 12/01/20		261	257,085
Laureate Education, Inc., 9.25%, 9/01/19 (b)		550	594,000
			1,258,245
Diversified Financial Services — 5.4%
Aircastle Ltd.:
6.75%, 4/15/17		160	169,600
6.25%, 12/01/19		140	145,950
Ally Financial, Inc.:
7.50%, 12/31/13		330	335,775
8.00%, 3/15/20		130	149,663
7.50%, 9/15/20		88	99,000
8.00%, 11/01/31		1,502	1,727,300
8.00%, 11/01/31		86	97,503
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		49	45,938
DPL, Inc.:
6.50%, 10/15/16		146	154,030
7.25%, 10/15/21		384	391,680

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	140	$155,925
4.25%, 5/15/23 (b)		109	98,100
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		210	207,900
Leucadia National Corp., 8.13%, 9/15/15		378	421,470
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		115	122,331
9.00%, 4/15/19		315	325,237
7.88%, 8/15/19		150	165,000
9.88%, 8/15/19		275	292,187
5.75%, 10/15/20		1,205	1,194,456
WMG Acquisition Corp., 11.50%, 10/01/18		340	391,850
			6,690,895
Diversified Telecommunication Services — 3.7%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		240	237,600
CenturyLink, Inc., Series V, 5.63%, 4/01/20		589	577,220
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		180	165,600
Consolidated Communications Finance Co., 10.88%, 6/01/20		150	172,500
Frontier Communications Corp., 8.50%, 4/15/20		225	245,812
Level 3 Communications, Inc.:
6.50%, 10/01/16 (c)		176	244,090
8.88%, 6/01/19		145	154,788
Level 3 Financing, Inc.:
8.13%, 7/01/19		967	1,022,602
7.00%, 6/01/20		192	193,440
8.63%, 7/15/20		844	903,080
tw telecom holdings, Inc.:
5.38%, 10/01/22		130	123,825
5.38%, 10/01/22 (b)		110	104,775
Windstream Corp.:
7.88%, 11/01/17		163	180,930
7.75%, 10/15/20		69	70,553
6.38%, 8/01/23		105	94,894
			4,491,709
Electric Utilities — 0.4%
Homer City Generation LP (e):
8.14%, 10/01/19		65	65,325
8.73%, 10/01/26		95	96,425
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		104	108,760
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	200	263,864
			534,374
Electrical Equipment — 0.5%
Belden, Inc., 5.50%, 9/01/22 (b)	USD	160	155,200
General Cable Corp.:
5.75%, 10/01/22 (b)		270	259,875
4.50%, 11/15/29 (c)(f)		200	219,125
			634,200
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		125	137,344
Jabil Circuit, Inc., 8.25%, 3/15/18		105	123,637
			260,981
Energy Equipment & Services — 3.0%
Atwood Oceanics, Inc., 6.50%, 2/01/20		65	69,550
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		185	186,387
CGG (FKA Compagnie Generale de Geophysique Veritas):
7.75%, 5/15/17		170	174,250
6.50%, 6/01/21		595	602,437
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		355	378,962

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	67

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	USD	22	$21,670
Gulfmark Offshore, Inc., 6.38%, 3/15/22		70	70,875
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		140	141,750
MEG Energy Corp., 6.50%, 3/15/21 (b)		233	237,077
Oil States International, Inc.:
6.50%, 6/01/19		291	307,005
5.13%, 1/15/23 (b)		145	158,413
Peabody Energy Corp.:
6.00%, 11/15/18		86	85,570
6.25%, 11/15/21		509	491,185
7.88%, 11/01/26		170	169,575
4.75%, 12/15/41 (c)		185	143,144
Precision Drilling Corp.:
6.63%, 11/15/20		35	36,838
6.50%, 12/15/21		80	83,600
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		200	200,000
Tervita Corp., 8.00%, 11/15/18 (b)		119	118,703
			3,676,991
Food & Staples Retailing — 0.3%
Rite Aid Corp.:
9.25%, 3/15/20		165	186,656
6.75%, 6/15/21 (b)		176	178,200
			364,856
Food Products — 0.6%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)		168	156,240
Post Holdings, Inc., 7.38%, 2/15/22		255	269,025
Smithfield Foods, Inc., 6.63%, 8/15/22		205	210,125
Sun Merger Sub, Inc., 5.25%, 8/01/18 (b)		90	90,338
			725,728
Health Care Equipment & Supplies — 3.6%
Biomet, Inc.:
6.50%, 8/01/20		1,962	2,011,050
6.50%, 10/01/20		972	969,570
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		168	181,860
7.75%, 4/15/18		50	49,125
9.88%, 4/15/18		244	256,200
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		120	122,400
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		505	562,444
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		102	106,207
Teleflex, Inc., 6.88%, 6/01/19		130	136,500
			4,395,356
Health Care Providers & Services — 6.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		255	272,850
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		395	403,888
8.00%, 11/15/19		48	50,400
7.13%, 7/15/20		299	301,990
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	281,511
Crown Newco 3 PLC, 7.00%, 2/15/18 (b)	GBP	200	316,449
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	393	389,070
HCA Holdings, Inc., 6.25%, 2/15/21		360	360,900
HCA, Inc.:
8.50%, 4/15/19		60	64,800
6.50%, 2/15/20		682	732,297
7.88%, 2/15/20		40	43,150
7.25%, 9/15/20		940	1,023,425
5.88%, 3/15/22		180	185,850
4.75%, 5/01/23		360	336,150

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Health Management Associates, Inc., 7.38%, 1/15/20	USD	90	$100,575
Hologic, Inc., 6.25%, 8/01/20		541	563,992
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		42	43,995
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		280	285,600
Omnicare, Inc., 3.75%, 4/01/42 (c)		243	336,707
Symbion, Inc., 8.00%, 6/15/16		155	162,750
Tenet Healthcare Corp.:
6.25%, 11/01/18		522	551,363
6.75%, 2/01/20		230	225,400
4.38%, 10/01/21 (b)		327	296,753
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		467	499,690
			7,829,555
Health Care Technology — 1.1%
IMS Health, Inc. (b):
12.50%, 3/01/18		1,125	1,327,500
6.00%, 11/01/20		63	64,654
			1,392,154
Hotels, Restaurants & Leisure — 1.9%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/15		389	342,320
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)		200	203,000
Diamond Resorts Corp., 12.00%, 8/15/18		610	677,100
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19		20	20,650
5.88%, 3/15/21		94	86,950
MTR Gaming Group, Inc., 11.50%, 8/01/19 (e)		120	126,943
PNK Finance Corp., 6.38%, 8/01/21 (b)		215	214,462
Regal Entertainment Group, 5.75%, 2/01/25		38	34,960
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		200	189,000
Station Casinos LLC, 7.50%, 3/01/21		102	105,060
Travelport LLC/Travelport Holdings, Inc. (b):
6.39%, 3/01/16 (g)		42	40,846
11.88%, 9/01/16		15	14,966
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(h)		215	—
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22		302	298,225
			2,354,482
Household Durables — 2.8%
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (b)		98	97,020
Beazer Homes USA, Inc., 6.63%, 4/15/18		15	15,806
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		180	184,050
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		125	123,438
Jarden Corp.:
1.88%, 9/15/18 (b)(c)		100	112,813
7.50%, 1/15/20	EUR	140	195,219
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	415	437,825
Libbey Glass, Inc., 6.88%, 5/15/20		127	135,731
Pulte Group, Inc., 6.38%, 5/15/33		85	76,075
The Ryland Group, Inc., 6.63%, 5/01/20		160	166,000
Standard Pacific Corp.:
10.75%, 9/15/16		890	1,056,875
8.38%, 1/15/21		440	492,800
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (b):
7.75%, 4/15/20		125	136,562
5.25%, 4/15/21		114	107,730
William Lyon Homes, Inc., 8.50%, 11/15/20		130	137,800
			3,475,744

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Household Products — 0.8%
Ontex IV SA, 7.50%, 4/15/18 (b)	EUR	100	$138,794
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	USD	167	172,845
6.63%, 11/15/22		110	112,750
Spectrum Brands, Inc.:
9.50%, 6/15/18		430	473,000
6.75%, 3/15/20		43	45,365
			942,754
Independent Power Producers & Energy Traders — 4.3%
Calpine Corp., 7.50%, 2/15/21 (b)		20	21,200
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		181	183,036
10.00%, 12/01/20 (b)		980	1,030,225
10.00%, 12/01/20		2,280	2,402,550
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		55	56,836
Series C, 9.68%, 7/02/26		135	143,100
Laredo Petroleum, Inc.:
9.50%, 2/15/19		340	378,250
7.38%, 5/01/22		165	174,075
NRG Energy, Inc., 7.63%, 1/15/18		740	819,550
QEP Resources, Inc., 5.38%, 10/01/22		148	141,340
			5,350,162
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)		200	200,000
Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		499	510,228
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		98	102,410
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		292	300,760
			913,398
Internet Software & Services — 0.2%
Bankrate, Inc., 6.13%, 8/15/18 (b)		124	122,605
Equinix, Inc., 4.88%, 4/01/20		64	61,600
VeriSign, Inc., 4.63%, 5/01/23 (b)		125	116,875
			301,080
IT Services — 4.2%
Ceridian Corp.:
11.25%, 11/15/15		55	55,688
8.88%, 7/15/19 (b)		830	933,750
11.00%, 3/15/21 (b)		615	710,325
Epicor Software Corp., 8.63%, 5/01/19		230	242,650
First Data Corp. (b):
7.38%, 6/15/19		1,118	1,159,925
6.75%, 11/01/20		377	385,482
10.63%, 6/15/21		173	171,919
11.75%, 8/15/21		153	143,055
SunGard Data Systems, Inc.:
7.38%, 11/15/18		250	265,625
6.63%, 11/01/19		904	917,560
WEX, Inc., 4.75%, 2/01/23 (b)		214	194,740
			5,180,719
Machinery — 0.4%
DH Services Luxembourg Sarl, 7.75%, 12/15/20 (b)		40	41,300
Navistar International Corp., 8.25%, 11/01/21		246	244,462
SPX Corp., 6.88%, 9/01/17		80	88,600
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		79	77,223
			451,585
Media — 9.1%
AMC Networks, Inc.:
7.75%, 7/15/21		100	110,500
4.75%, 12/15/22		127	119,063
Cablevision Systems Corp., 5.88%, 9/15/22		250	238,750

Corporate Bonds		Par (000)	Value
Media (concluded)
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22	USD	711	$648,787
5.13%, 2/15/23		420	376,950
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(b)(h)		293	214,622
Checkout Holding Corp., 9.92%, 11/15/15 (b)(d)		207	167,153
Cinemark USA, Inc., 5.13%, 12/15/22		110	102,850
Clear Channel Communications, Inc.:
9.00%, 12/15/19		359	345,537
9.00%, 3/01/21		520	494,000
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		271	268,967
Series B, 6.50%, 11/15/22		902	902,000
Series B, 7.63%, 3/15/20		425	426,062
DISH DBS Corp.:
4.25%, 4/01/18		524	516,140
5.13%, 5/01/20		338	327,015
5.88%, 7/15/22		450	441,000
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		140	151,900
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (b)		350	324,625
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		800	828,000
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		335	365,991
The McClatchy Co., 9.00%, 12/15/22		52	54,860
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		232	251,302
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		155	156,938
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		72	74,974
7.75%, 10/15/18		517	562,237
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (b)	GBP	100	159,619
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)	USD	82	82,410
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(b)(c)(h)		1,427	714
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		110	108,900
Sterling Entertainment Corp., 10.00%, 12/15/19		375	375,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	304	434,929
9.63%, 12/01/19		100	146,373
9.50%, 3/15/21		190	284,951
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	123	133,148
6.75%, 9/15/22		14	14,525
5.13%, 5/15/23		131	123,631
UPC Holding BV, 9.88%, 4/15/18 (b)		200	217,000
UPCB Finance II Ltd., 6.38%, 7/01/20 (b)	EUR	371	514,285
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	155	160,425
			11,226,133
Metals & Mining — 3.5%
ArcelorMittal:
9.50%, 2/15/15		295	323,762
4.25%, 8/05/15		129	132,870
4.25%, 3/01/16		50	51,000
5.00%, 2/25/17		160	163,600
6.13%, 6/01/18		141	145,230
FMG Resources August 2006 Property Ltd. (b):
6.38%, 2/01/16		435	445,670
6.00%, 4/01/17		582	592,185
Global Brass & Copper, Inc., 9.50%, 6/01/19 (b)		130	141,700
Kaiser Aluminum Corp., 8.25%, 6/01/20		100	111,500
Novelis, Inc., 8.75%, 12/15/20		1,525	1,658,437
Steel Dynamics, Inc., 6.38%, 8/15/22		105	109,463
Taseko Mines Ltd., 7.75%, 4/15/19		190	187,150
Vedanta Resources PLC, 8.25%, 6/07/21 (b)		200	188,000
			4,250,567

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	69

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Multiline Retail — 0.5%
Dollar General Corp., 4.13%, 7/15/17	USD	351	$368,588
Dufry Finance SCA, 5.50%, 10/15/20 (b)		200	204,110
			572,698
Oil, Gas & Consumable Fuels — 9.2%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		126	129,465
6.13%, 7/15/22		120	123,300
4.88%, 5/15/23		193	179,490
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (c)		450	412,594
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		81	81,810
Aurora USA Oil & Gas, Inc. (b):
9.88%, 2/15/17		100	105,500
7.50%, 4/01/20		140	138,600
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		37	37,648
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		115	113,850
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		107	112,885
Chaparral Energy, Inc., 7.63%, 11/15/22		95	95,237
Chesapeake Energy Corp.:
7.25%, 12/15/18		50	56,625
6.63%, 8/15/20		37	39,683
6.88%, 11/15/20		123	133,147
6.13%, 2/15/21		35	36,400
2.50%, 5/15/37 (c)		101	99,169
Concho Resources, Inc.:
7.00%, 1/15/21		40	43,900
6.50%, 1/15/22		133	140,980
5.50%, 10/01/22		158	154,445
5.50%, 4/01/23		33	32,010
CONSOL Energy, Inc.:
8.00%, 4/01/17		178	187,790
8.25%, 4/01/20		135	143,100
Continental Resources, Inc., 7.13%, 4/01/21		170	186,150
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		65	69,063
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		147	145,530
Denbury Resources, Inc., 4.63%, 7/15/23		334	298,095
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		210	233,625
7.75%, 6/15/19		245	254,800
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		95	104,500
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		155	164,687
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		70	70,000
Halcon Resources Corp., 8.88%, 5/15/21		179	179,447
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (b)		124	132,060
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		155	169,725
5.50%, 2/01/22 (b)		68	65,620
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)		65	61,750
Lightstream Resources Ltd. (FKA PetroBakken Energy Ltd.), 8.63%, 2/01/20 (b)		124	117,800
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		20	18,800
6.25%, 11/01/19 (b)		310	285,200
8.63%, 4/15/20		340	341,700
7.75%, 2/01/21		30	29,100

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22	USD	84	$87,780
4.50%, 7/15/23		210	191,100
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		85	82,025
Newfield Exploration Co., 6.88%, 2/01/20		350	366,625
Northern Oil & Gas, Inc., 8.00%, 6/01/20		140	142,100
Oasis Petroleum, Inc.:
7.25%, 2/01/19		90	95,400
6.50%, 11/01/21		135	141,750
Offshore Group Investment Ltd., 7.13%, 4/01/23		180	173,250
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		43	43,968
PDC Energy, Inc., 7.75%, 10/15/22		90	94,500
Penn Virginia Corp., 8.50%, 5/01/20		83	83,000
Petrobras Global Finance BV, 3.00%, 1/15/19		149	137,052
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		465	509,175
Range Resources Corp.:
8.00%, 5/15/19		170	182,750
6.75%, 8/01/20		53	57,108
5.75%, 6/01/21		441	461,947
5.00%, 8/15/22		144	140,760
5.00%, 3/15/23		73	71,358
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		48	51,480
Rosetta Resources, Inc., 5.63%, 5/01/21		114	110,010
Sabine Pass Liquefaction LLC (b):
5.63%, 2/01/21		455	434,525
5.63%, 4/15/23		143	132,632
Sabine Pass LNG LP:
7.50%, 11/30/16		815	897,519
6.50%, 11/01/20 (b)		140	140,700
SandRidge Energy, Inc.:
8.75%, 1/15/20		15	15,675
7.50%, 2/15/23		139	134,482
SESI LLC, 6.38%, 5/01/19		92	96,830
SM Energy Co.:
6.63%, 2/15/19		95	99,275
6.50%, 11/15/21		115	120,750
6.50%, 1/01/23		135	139,050
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		120	121,800
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)		68	67,830
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		120	121,500
			11,270,986
Paper & Forest Products — 0.7%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		210	221,550
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		50	53,625
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		25	26,313
Clearwater Paper Corp.:
7.13%, 11/01/18		270	290,250
4.50%, 2/01/23		20	18,100
NewPage Corp., 11.38%, 12/31/14 (a)(h)		918	—
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		200	209,000
6.63%, 4/15/21		65	60,450
			879,288
Pharmaceuticals — 1.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	146,043
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	USD	174	196,620

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International (b):
6.88%, 12/01/18	USD	393	$416,580
6.38%, 10/15/20		121	122,966
VPII Escrow Corp., 6.75%, 8/15/18 (b)		548	580,195
			1,462,404
Professional Services — 0.2%
Truven Health Analytics, Inc., 10.63%, 6/01/20		220	233,750
Real Estate Investment Trusts (REITs) — 0.9%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		122	124,745
Felcor Lodging LP:
6.75%, 6/01/19		463	484,992
5.63%, 3/01/23		112	104,160
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(c)		195	265,688
iStar Financial, Inc., 4.88%, 7/01/18		173	167,810
			1,147,395
Real Estate Management & Development — 2.0%
CBRE Services, Inc., 6.63%, 10/15/20		160	170,000
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		375	403,125
Realogy Corp. (b):
7.88%, 2/15/19		560	609,000
7.63%, 1/15/20		220	246,400
9.00%, 1/15/20		145	167,475
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		145	143,913
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		635	696,912
			2,436,825
Road & Rail — 1.0%
The Hertz Corp.:
7.50%, 10/15/18		360	388,800
6.75%, 4/15/19		130	138,612
5.88%, 10/15/20		40	41,050
7.38%, 1/15/21		450	486,000
6.25%, 10/15/22		115	117,012
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		85	83,938
			1,255,412
Semiconductors & Semiconductor Equipment — 0.2%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		200	200,000
Software — 1.8%
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (b)(e)		142	144,130
IAC/InterActiveCorp, 4.75%, 12/15/22		183	168,818
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(e)		130	132,925
Infor US, Inc., 9.38%, 4/01/19		1,030	1,145,875
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (b)		64	66,080
Nuance Communications, Inc.:
5.38%, 8/15/20 (b)		250	238,125
2.75%, 11/01/31 (c)		145	149,259
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		198	214,830
			2,260,042
Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		165	182,325
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		280	311,850
CST Brands, Inc., 5.00%, 5/01/23 (b)		160	152,000
House of Fraser Funding PLC, 8.88%, 8/15/18 (b)	GBP	129	211,596
Limited Brands, Inc., 8.50%, 6/15/19	USD	70	82,687
Michaels Stores, Inc., 7.75%, 11/01/18		103	110,854
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(e)		94	96,585

Corporate Bonds		Par (000)	Value
Specialty Retail (concluded)
Party City Holdings, Inc., 8.88%, 8/01/20 (b)	USD	620	$664,175
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (b)(e)		121	119,639
Penske Automotive Group, Inc., 5.75%, 10/01/22		144	142,560
QVC, Inc., 7.38%, 10/15/20 (b)		130	141,251
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		245	267,050
5.75%, 6/01/22		223	223,279
			2,705,851
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22		195	207,187
PVH Corp., 4.50%, 12/15/22		111	102,814
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (b)		216	213,300
The William Carter Co., 5.25%, 8/15/21 (b)		110	110,550
			633,851
Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp., 2.00%, 4/01/20 (c)		22	27,665
Radian Group, Inc. (c):
3.00%, 11/15/17		25	34,609
2.25%, 3/01/19		171	244,530
			306,804
Trading Companies & Distributors — 0.8%
Air Lease Corp., 4.50%, 1/15/16		260	270,400
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		215	227,363
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (b):
Series 2012-1, Class A, 5.13%, 11/30/24		252	248,334
Series 2012-1, Class B, 6.50%, 5/30/21		226	227,910
			974,007
Transportation Infrastructure — 0.4%
Aguila 3 SA, 7.88%, 1/31/18 (b)		198	207,405
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (b)		315	322,875
			530,280
Wireless Telecommunication Services — 3.4%
Crown Castle International Corp., 5.25%, 1/15/23		469	443,205
Digicel Group Ltd., 8.25%, 9/30/20 (b)		245	259,700
Digicel Ltd., 6.00%, 4/15/21 (b)		780	752,700
MetroPCS Wireless, Inc., 6.63%, 11/15/20		234	242,775
NII Capital Corp., 7.63%, 4/01/21		152	116,280
Phones4u Finance PLC, 9.50%, 4/01/18 (b)	GBP	130	208,512
Sprint Capital Corp., 6.88%, 11/15/28	USD	558	503,595
Sprint Communications, Inc. (FKA Sprint Nextel Corp.) (b):
9.00%, 11/15/18		1,251	1,460,543
7.00%, 3/01/20		90	96,750
T-Mobile USA, Inc., 5.25%, 9/01/18 (b)		155	156,550
			4,240,610
Total Corporate Bonds — 103.6%			127,550,353

Floating Rate Loan Interests (g)
Airlines — 1.1%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		211	210,895
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		275	254,218
2.30%, 3/10/17		276	255,040
1.68%, 9/10/18		233	206,069
1.68%, 9/10/18		231	204,447
1.68%, 9/10/18		229	202,824
			1,333,493

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	71

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (g)		Par (000)	Value
Auto Components — 1.1%
Federal-Mogul Corp.:
Term Loan B, 2.12% – 2.13%, 12/29/14	USD	886	$862,327
Term Loan C, 2.12% – 2.13%, 12/28/15		418	406,563
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		95	95,147
			1,364,037
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		184	182,503
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		618	620,309
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		150	149,344
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		150	149,125
Term Loan, 4.18%, 5/15/17		54	53,640
			972,418
Chemicals — 0.0%
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20		25	25,250
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		25	25,100
			50,350
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		185	185,134
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		110	110,344
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		185	184,034
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		110	110,104
			589,616
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc., Term Loan C, 5.75%, 1/30/19		950	954,093
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18		57	53,381
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		628	629,731
			1,637,205
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		400	401,189
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50% – 6.50%, 8/25/19		115	114,425
Diversified Consumer Services — 0.3%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		64	63,779
ServiceMaster Co.:
Extended Term Loan, 4.44%, 1/31/17		70	67,997
Term Loan, 4.25%, 1/31/17		199	192,931
			324,707
Diversified Telecommunication Services — 0.7%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		401	401,602
Level 3 Financing, Inc.:
2016 Term Loan B, 4.00%, 1/15/20		160	159,867
2019 Term Loan B, 4.00%, 8/01/19		120	119,776
Term Loan, 4.75%, 8/01/19		220	219,769
			901,014
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		75	74,500

Floating Rate Loan Interests (g)		Par (000)	Value
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20	USD	45	$46,111
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		95	95,323
Health Care Equipment & Supplies — 0.4%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		346	344,342
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		124	122,512
			466,854
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan B, 10.00% – 10.75%, 9/25/17		102	105,096
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		166	161,569
			266,665
Hotels, Restaurants & Leisure — 4.4%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		195	194,635
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		185	185,229
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		510	508,725
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		3,207	3,051,461
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		228	227,250
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		240	240,598
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		280	280,818
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		404	406,682
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16 (e)		201	200,839
2nd Lien Term Loan 1, 9.50%, 1/29/16		50	51,672
Refinancing Term Loan, 6.25%, 6/26/19		125	126,188
			5,474,097
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		252	253,115
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		144	144,727
IT Services — 0.4%
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		130	129,865
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		355	351,251
			481,116
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		89	89,995
Machinery — 1.3%
Gardner Denver, Inc.:
EUR Term Loan, 4.75%, 7/30/20	EUR	575	757,906
USD Term Loan, 4.25%, 7/30/20	USD	525	522,292
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		314	310,770
			1,590,968
Media — 1.6%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		138	98,360
Tranche 1 Incremental, 6.00%, 7/03/14		688	485,639
See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (g)		Par (000)	Value
Media (concluded)
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16	USD	62	$57,445
Term Loan C, 3.83%, 1/29/16		45	41,287
Term Loan D, 6.93%, 1/30/19		670	614,814
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		194	194,168
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		13	12,973
Harron Communications Corp., Refinancing Term Loan B, 3.50%, 6/19/20		250	250,207
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		95	97,375
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		110	109,308
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		50	49,749
			2,011,325
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		379	387,579
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		614	615,828
			1,003,407
Oil, Gas & Consumable Fuels — 1.6%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		975	992,872
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		320	320,307
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		100	100,438
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		379	382,059
Term Loan B, 5.75%, 3/22/19		155	155,772
			1,951,448
Pharmaceuticals — 0.5%
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		135	134,621
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		318	315,918
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		138	137,611
			588,150
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		306	306,420
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		29	28,934
Extended Term Loan, 4.50%, 3/05/20		185	185,553
			214,487
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		118	117,364
Software — 0.4%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		55	54,885
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		25	25,375
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		222	222,801
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		225	232,594
			535,655

Floating Rate Loan Interests (g)		Par (000)	Value
Specialty Retail — 0.3%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	USD	234	$235,050
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		110	109,704
			344,754
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		504	482,221
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		259	261,814
Total Floating Rate Loan Interests — 20.0%			24,671,473

Preferred Securities
Preferred Stocks		Shares
Auto Components — 0.9%
Dana Holding Corp., Series B, 4.00% (b)(c)		6,200	1,089,263
Diversified Financial Services — 0.8%
Ally Financial, Inc., Series G, 7.00% (b)		1,100	1,029,256
Media — 0.1%
Emmis Communications Corp., Series A, 6.25% (c)		10,300	139,050
Total Preferred Stocks — 1.8%			2,257,569

Trust Preferreds — 1.4%
Diversified Financial Services — 1.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)		66,510	1,756,425
Total Preferred Securities — 3.2%			4,013,994

Warrants — 0.0% (i)
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		513	—
Total Long-Term Investments (Cost — $158,182,419) — 128.2%			157,976,576

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)		1,687,499	1,687,499
Total Short-Term Securities (Cost — $1,687,499) — 1.4%			1,687,499
Total Investments (Cost — $159,869,918) — 129.6%			159,664,075
Liabilities in Excess of Other Assets — (29.6)%			(36,501,128)
Net Assets — 100.0%			$123,162,947

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	73

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)
Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,687,499	1,687,499	$585	$33

(k)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(43)	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	USD	3,507,295	$108,866
(5)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	1,098,750	(71)
(14)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	1,675,516	2,060
(9)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	1,118,531	(577)
Total						$110,278

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	764,863	EUR	573,000	Barclays Bank PLC	9/25/13	$7,510
USD	2,839,160	EUR	2,113,000	UBS AG	9/25/13	46,336
USD	806,783	GBP	535,000	Deutsche Bank AG	10/22/13	(21,997)
Total						$31,849

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	28	$7,075	$8,626	$(1,551)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	28	7,075	7,816	(741)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	28	7,075	8,760	(1,685)

Total						$21,225	$25,202	$(3,977)

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	28	$(3,003)	$(3,590)	$587
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	28	(3,003)	(4,384)	1,381
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	28	(3,003)	(4,378)	1,375
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	65	(7,392)	(6,153)	(1,239)
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	35	(3,980)	(3,291)	(689)

Total							$(20,381)	$(21,796)	$1,415
[1]	Using S&P’s rating of the issuers or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	—	$676,981	$1,063,775	$1,740,756
Corporate Bonds	—	126,855,535	694,818	127,550,353
Floating Rate Loan Interests	—	20,982,501	3,688,972	24,671,473
Preferred Securities	$2,924,731	1,089,263	—	4,013,994
Short-Term Securities	1,687,499	—	—	1,687,499
Unfunded Loan Commitment	—	3,437	—	3,437
Total	$4,612,230	$149,607,717	$5,447,565	$159,667,512

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$3,343	—	$3,343
Equity contracts	$108,866	—	—	108,866
Foreign currency exchange contracts	—	53,846	—	53,846
Interest rate contracts	2,060	—	—	2,060
Liabilities:
Credit contracts	—	(5,905)	—	(5,905)
Foreign currency exchange contracts	—	(21,997)	—	(21,997)
Interest rate contracts	(648)	—	—	(648)
Total	$110,278	$29,287	—	$139,565
[3]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	75

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)
Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$198,460			$198,460
Foreign currency at value	21,318	—	—	21,318
Cash pledged for financial futures contracts	195,000	—	—	195,000
Liabilities:
Loan payable	—	$(37,000,000)	—	(37,000,000)
Total	$414,778	$(37,000,000)	—	$(36,585,222)
As of August 31, 2012, the Fund used other observable inputs in determining the value of certain equity securities. As of August 31, 2013, the Fund valued the same securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $1,778,390 transferred from Level 2 to Level 1 in the disclosure hierarchy.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of August 31, 2012	$663,716	$1,655,876	$4,877,951	$7,197,543
Transfers into Level 3	—	674,112	504,060	1,178,172
Transfers out of Level 3	—	—	(767,398)	(767,398)
Net realized gain (loss)	(2,944)	3,778	71,037	71,871
Net change in unrealized appreciation/depreciation[1]	181,598	(611,755)	154,815	(275,342)
Purchases	221,407	375,000	2,775,423	3,371,830
Sales	(2)	(1,402,193)	(3,926,916)	(5,329,111)
Closing Balance, as of August 31, 2013	$1,063,775	$694,818	$3,688,972	$5,447,565

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(418,773).

The following table summarizes the valuation techniques used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of August 31, 2013. The table does not include Level 3 investments and derivative financial instruments with values based upon unadjusted third party pricing information. Level 3 investments valued using third party pricing information was $4,007,372. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[3]	$647,095	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
	98,280	Market Comparable Companies	Forecasted EBITDA Multiple	3.50x
Corporate Bonds[4]	375,000	Market Comparable Companies	Last 12 Months EBITDA Multiple	10.00x
	319,104	Market Comparable Companies	Yield	12.10%
	714	Estimated Recovery Value	Recovery Rate	0.05%
Total	$1,440,193
[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:.
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Forecasted EBITDA Multiple	Increase	Decrease
Last 12 Months EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Recovery Rate	Increase	Decrease
[3]	For the year ended August 31, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. The investment was previously valued using the company’s financial restructuring plan. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[4]	For the year ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued using acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 0.6%
ALM Loan Funding, Series 2013-7RA, Class C, 3.71%, 4/24/24 (a)(b)(c)	USD	315	$297,297

Common Stocks		Shares
Auto Components — 0.8%
Dana Holding Corp.		1,025	21,484
Delphi Automotive PLC		1,500	82,530
The Goodyear Tire & Rubber Co. (d)		13,974	281,157
			385,171
Automobiles — 1.5%
General Motors Co. (d)		20,874	711,386
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (d)		1,210	14,097
Capital Markets — 1.6%
American Capital Ltd. (d)		58,948	735,671
E*Trade Financial Corp. (d)		3,200	44,928
			780,599
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (d)		1,100	42,955
Huntsman Corp.		7,500	131,250
			174,205
Diversified Telecommunication Services — 0.3%
Broadview Networks Holdings, Inc. (d)		6,337	39,923
Level 3 Communications, Inc. (d)		4,300	96,148
			136,071
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Corp. (d)		7,749	166,371
Pinnacle Entertainment, Inc. (d)		1,197	28,345
Travelport LLC/Travelport Holdings, Inc. (d)		157,936	139,773
			334,489
Insurance — 0.6%
American International Group, Inc. (d)		5,595	259,944
Media — 0.2%
Cablevision Systems Corp., Class A		5,445	96,540
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (d)		17,200	1,837
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (d)		8,875	24,435
Ainsworth Lumber Co. Ltd. (a)(d)		2,507	7,270
NewPage Holdings Corp. (d)		1,460	116,800
			148,505
Software — 0.2%
HMH Holdings/EduMedia (d)		3,231	97,339
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (d)		7,140	162,364
Wireless Telecommunication Services — 0.6%
Crown Castle International Corp. (d)		1,927	133,772
SBA Communications Corp., Class A (d)		1,927	144,525
			278,297
Total Common Stocks — 7.5%			3,580,844

Corporate Bonds		Par (000)
Aerospace & Defense — 0.9%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD	80	82,700
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		110	118,525
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		210	226,800
			428,025
Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.2%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	USD	57	$56,601
Series 2, 12.38%, 8/16/15		57	57,365
			113,966
Airlines — 2.1%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		68	67,769
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		74	76,310
Series 2012-3, Class C, 6.13%, 4/29/18		155	157,248
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 7/02/24		100	108,470
US Airways Group, Inc., 6.13%, 6/01/18		55	49,913
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		74	77,597
Series 2012-1, Class C, 9.13%, 10/01/15		74	76,902
Series 2012-2, Class B, 6.75%, 12/03/22		60	61,950
Series 2012-2, Class C, 5.45%, 6/03/18		195	181,837
Series 2013-1, Class B, 5.38%, 5/15/23		155	147,250
			1,005,246
Auto Components — 2.8%
Affinia Group, Inc., 7.75%, 5/01/21 (a)		110	113,025
Dana Holding Corp., 6.75%, 2/15/21		180	191,025
Delphi Corp., 6.13%, 5/15/21		15	16,388
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		650	684,125
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		85	94,137
Jaguar Land Rover Automotive PLC 8.25%, 3/15/20	GBP	100	171,707
Titan International, Inc., 7.88%, 10/01/17 (a)	USD	80	84,800
			1,355,207
Beverages — 0.3%
Crown European Holdings SA, 7.13%, 8/15/18	EUR	92	130,103
Building Products — 1.3%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)	USD	75	72,750
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		68	68,000
Building Materials Corp. of America (a):
7.00%, 2/15/20		20	21,250
6.75%, 5/01/21		160	169,600
Momentive Performance Materials, Inc., 8.88%, 10/15/20		129	133,837
Texas Industries, Inc., 9.25%, 8/15/20		39	42,608
USG Corp., 9.75%, 1/15/18		115	132,537
			640,582
Capital Markets — 0.3%
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (e)(f)		71	96,382
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		37	36,353
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		21	20,685
			153,420
Chemicals — 2.1%
Axiall Corp., 4.88%, 5/15/23 (a)		18	16,695
Basell Finance Co. BV, 8.10%, 3/15/27 (a)		60	75,880
Celanese US Holdings LLC, 5.88%, 6/15/21		134	137,350
Huntsman International LLC, 8.63%, 3/15/21		25	27,875
INEOS Finance PLC (a):
8.38%, 2/15/19		100	109,500
7.50%, 5/01/20		75	80,250
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19		20	20,300
LSB Industries, Inc., 7.75%, 8/01/19 (a)		39	40,365
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		15	14,925
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		35	35,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	77

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)	USD	200	$221,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		28	27,090
PolyOne Corp., 7.38%, 9/15/20		35	38,588
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		156	153,270
Tronox Finance LLC, 6.38%, 8/15/20 (a)		29	27,695
			1,025,783
Commercial Banks — 1.1%
CIT Group, Inc.:
5.25%, 3/15/18		130	134,225
6.63%, 4/01/18 (a)		40	43,200
5.50%, 2/15/19 (a)		262	268,550
6.00%, 4/01/36		90	86,151
			532,126
Commercial Services & Supplies — 4.2%
ACCO Brands Corp., 6.75%, 4/30/20		14	13,825
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		46	48,530
ARAMARK Corp., 5.75%, 3/15/20 (a)		108	110,160
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		92	96,877
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		152	157,320
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		7	7,499
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		82	83,025
Covanta Holding Corp., 6.38%, 10/01/22		135	136,984
Interactive Data Corp., 10.25%, 8/01/18		220	245,036
Mobile Mini, Inc., 7.88%, 12/01/20		60	65,400
Mustang Merger Corp., 8.50%, 8/15/21 (a)		87	85,695
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		11	12,238
UR Merger Sub Corp.:
5.75%, 7/15/18		43	45,902
7.38%, 5/15/20		60	64,650
8.25%, 2/01/21		77	85,085
7.63%, 4/15/22		521	560,075
6.13%, 6/15/23		30	29,550
Verisure Holding AB, 8.75%, 9/01/18	EUR	100	144,721
West Corp., 8.63%, 10/01/18	USD	25	27,062
			2,019,634
Communications Equipment — 1.8%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (a)		200	204,000
6.50%, 1/15/28		10	7,600
6.45%, 3/15/29		32	24,640
Avaya, Inc. (a):
7.00%, 4/01/19		45	41,175
10.50%, 3/01/21		79	61,027
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(g)		80	79,200
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		145	157,325
10.13%, 7/01/20		255	289,425
			864,392
Computers & Peripherals — 0.1%
EMC Corp., Series B, 1.75%, 12/01/13 (f)		31	49,774
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (a)		35	28,350
H&E Equipment Services, Inc., 7.00%, 9/01/22		79	83,938
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		26	25,220
			137,508

Corporate Bonds		Par (000)	Value
Construction Materials — 3.6%
HD Supply, Inc.:
8.13%, 4/15/19	USD	608	$676,400
11.00%, 4/15/20		340	406,300
7.50%, 7/15/20 (a)		620	647,900
			1,730,600
Consumer Finance — 1.5%
Credit Acceptance Corp., 9.13%, 2/01/17		80	85,400
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		120	139,967
6.63%, 8/15/17		230	259,719
5.88%, 8/02/21		200	217,439
			702,525
Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (a)		200	212,500
Berry Plastics Corp., 9.75%, 1/15/21		30	34,725
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		4	4,200
Graphic Packaging International, Inc., 7.88%, 10/01/18		60	65,250
Pactiv LLC, 7.95%, 12/15/25		78	69,030
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		67	75,040
			460,745
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17		229	238,160
Diversified Consumer Services — 1.0%
APX Group, Inc. (a):
6.38%, 12/01/19		165	155,512
8.75%, 12/01/20		98	96,530
Laureate Education, Inc., 9.25%, 9/01/19 (a)		205	221,400
			473,442
Diversified Financial Services — 5.8%
Aircastle Ltd.:
6.75%, 4/15/17		55	58,300
6.25%, 12/01/19		53	55,253
Ally Financial, Inc.:
8.00%, 3/15/20		63	72,529
7.50%, 9/15/20		46	51,750
8.00%, 11/01/31		786	903,900
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		23	21,563
DPL, Inc.:
6.50%, 10/15/16		52	54,860
7.25%, 10/15/21		143	145,860
General Motors Financial Co., Inc., 4.25%, 5/15/23 (a)		40	36,000
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	198,000
Leucadia National Corp., 8.13%, 9/15/15		140	156,100
Reynolds Group Issuer, Inc.:
9.00%, 4/15/19		100	103,250
9.88%, 8/15/19		175	185,937
5.75%, 10/15/20		460	455,975
6.88%, 2/15/21		115	121,325
WMG Acquisition Corp., 11.50%, 10/01/18		127	146,367
			2,766,969
Diversified Telecommunication Services — 3.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		98	96,525
CenturyLink, Inc., Series V, 5.63%, 4/01/20		226	221,480
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		70	64,400
Consolidated Communications Finance Co., 10.88%, 6/01/20		55	63,250
Frontier Communications Corp., 8.50%, 4/15/20		85	92,862
Level 3 Communications, Inc., 8.88%, 6/01/19		55	58,713

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc.:
8.13%, 7/01/19	USD	415	$438,862
7.00%, 6/01/20		75	75,563
8.63%, 7/15/20		287	307,090
tw telecom holdings, Inc.:
5.38%, 10/01/22		50	47,625
5.38%, 10/01/22 (a)		45	42,863
Windstream Corp.:
7.88%, 11/01/17		70	77,700
7.75%, 10/15/20		28	28,630
6.38%, 8/01/23		43	38,861
			1,654,424
Electric Utilities — 0.3%
Homer City Generation LP (g):
8.14%, 10/01/19		25	25,125
8.73%, 10/01/26		35	35,525
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		67	70,168
			130,818
Electrical Equipment — 0.4%
Belden, Inc., 5.50%, 9/01/22 (a)		60	58,200
General Cable Corp., 5.75%, 10/01/22 (a)		100	96,250
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (a)		46	47,840
			202,290
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18		40	47,100
Energy Equipment & Services — 3.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		25	26,750
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		55	55,413
CGG (FKA Compagnie Generale de Geophysique, Veritas):
7.75%, 5/15/17		65	66,625
6.50%, 6/01/21		200	202,500
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		123	131,302
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		9	8,865
Gulfmark Offshore, Inc., 6.38%, 3/15/22		25	25,313
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		50	50,625
MEG Energy Corp., 6.50%, 3/15/21 (a)		239	243,182
Oil States International, Inc.:
6.50%, 6/01/19		110	116,050
5.13%, 1/15/23 (a)		56	61,180
Parker Drilling Co., 7.50%, 8/01/20 (a)		65	63,862
Peabody Energy Corp.:
6.00%, 11/15/18		109	108,455
6.25%, 11/15/21		111	107,115
7.88%, 11/01/26		65	64,837
4.75%, 12/15/41 (f)		70	54,163
Precision Drilling Corp.:
6.63%, 11/15/20		10	10,525
6.50%, 12/15/21		25	26,125
Seadrill Ltd., 5.63%, 9/15/17 (a)		410	413,075
Tervita Corp., 8.00%, 11/15/18 (a)		46	45,885
			1,881,847
Food & Staples Retailing — 0.3%
Rite Aid Corp.:
9.25%, 3/15/20		60	67,875
6.75%, 6/15/21 (a)		69	69,863
			137,738
Food Products — 0.8%
Darling International, Inc., 8.50%, 12/15/18		20	22,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (a)		64	59,520

Corporate Bonds		Par (000)	Value
Food Products (concluded)
Post Holdings, Inc., 7.38%, 2/15/22	USD	110	$116,050
Smithfield Foods, Inc., 6.63%, 8/15/22		82	84,050
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		92	92,345
5.88%, 8/01/21		29	28,928
			402,893
Health Care Equipment & Supplies — 2.4%
Biomet, Inc.:
6.50%, 8/01/20		328	336,200
6.50%, 10/01/20		371	370,072
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		63	68,197
7.75%, 4/15/18		20	19,650
9.88%, 4/15/18		105	110,250
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (a)		50	51,000
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		80	89,100
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		38	39,568
Teleflex, Inc., 6.88%, 6/01/19		50	52,500
			1,136,537
Health Care Providers & Services — 5.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		95	101,650
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		140	143,150
8.00%, 11/15/19		18	18,900
7.13%, 7/15/20		112	113,120
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	100	158,224
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	148	146,520
HCA Holdings, Inc., 6.25%, 2/15/21		123	123,307
HCA, Inc.:
8.50%, 4/15/19		25	27,000
6.50%, 2/15/20		307	329,641
7.88%, 2/15/20		145	156,419
7.25%, 9/15/20		220	239,525
5.88%, 3/15/22		95	98,088
4.75%, 5/01/23		64	59,760
Health Management Associates, Inc., 7.38%, 1/15/20		35	39,113
Hologic, Inc., 6.25%, 8/01/20		117	121,972
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		17	17,808
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		100	102,000
Omnicare, Inc., 3.75%, 4/01/42 (f)		47	65,124
Symbion, Inc., 8.00%, 6/15/16		55	57,750
Tenet Healthcare Corp.:
6.25%, 11/01/18		195	205,969
6.75%, 2/01/20		90	88,200
4.38%, 10/01/21 (a)		123	111,623
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		177	189,390
			2,714,253
Health Care Technology — 1.1%
IMS Health, Inc. (a):
12.50%, 3/01/18		410	483,800
6.00%, 11/01/20		24	24,630
			508,430
Hotels, Restaurants & Leisure — 2.1%
Diamond Resorts Corp., 12.00%, 8/15/18		224	248,640
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19		10	10,325
5.88%, 3/15/21		36	33,300
MCE Finance Ltd., 5.00%, 2/15/21 (a)		200	183,500

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	79

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
MTR Gaming Group, Inc., 11.50%, 8/01/19 (g)	USD	47	$49,717
PNK Finance Corp., 6.38%, 8/01/21 (a)		88	87,780
Regal Entertainment Group, 5.75%, 2/01/25		13	11,960
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		100	94,500
Station Casinos LLC, 7.50%, 3/01/21		233	239,990
Travelport LLC/Travelport Holdings, Inc. (a):
6.39%, 3/01/16 (c)		10	9,512
11.88%, 9/01/16		5	5,316
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(h)		25	—
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22		13	12,837
			987,377
Household Durables — 2.6%
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)		38	37,620
Beazer Homes USA, Inc., 6.63%, 4/15/18		10	10,538
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		70	71,575
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		47	46,412
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		160	168,800
Libbey Glass, Inc., 6.88%, 5/15/20		47	50,231
Pulte Group, Inc., 6.38%, 5/15/33		30	26,850
The Ryland Group, Inc., 6.63%, 5/01/20		60	62,250
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	100	147,364
Standard Pacific Corp.:
10.75%, 9/15/16	USD	300	356,250
8.38%, 1/15/21		170	190,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a):
7.75%, 4/15/20		50	54,625
5.25%, 4/15/21		45	42,525
			1,265,440
Household Products — 0.9%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	100	138,794
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	63	65,205
6.63%, 11/15/22		40	41,000
Spectrum Brands, Inc.:
9.50%, 6/15/18		160	176,000
6.75%, 3/15/20		17	17,935
			438,934
Independent Power Producers & Energy Traders — 4.0%
Calpine Corp., 7.50%, 2/15/21 (a)		7	7,420
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		55	55,619
11.25%, 12/01/18 (a)(g)		117	91,521
10.00%, 12/01/20 (a)		370	388,962
10.00%, 12/01/20		618	651,217
12.25%, 3/01/22 (a)		127	141,288
GenOn REMA LLC, Series B, 9.24%, 7/02/17		28	28,851
Laredo Petroleum, Inc.:
9.50%, 2/15/19		90	100,125
7.38%, 5/01/22		60	63,300
NRG Energy, Inc., 7.63%, 1/15/18		284	314,530
QEP Resources, Inc., 5.38%, 10/01/22		56	53,480
			1,896,313
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		80	80,000

Corporate Bonds		Par (000)	Value
Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)	USD	186	$190,185
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		37	38,665
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		106	109,180
			338,030
Internet Software & Services — 0.2%
Bankrate, Inc., 6.13%, 8/15/18 (a)		48	47,460
VeriSign, Inc., 4.63%, 5/01/23 (a)		45	42,075
			89,535
IT Services — 5.0%
Ceridian Corp.:
11.25%, 11/15/15		20	20,250
8.88%, 7/15/19 (a)		280	315,000
11.00%, 3/15/21 (a)		434	501,270
Epicor Software Corp., 8.63%, 5/01/19		87	91,785
First Data Corp. (a):
7.38%, 6/15/19		420	435,750
8.88%, 8/15/20		90	97,200
6.75%, 11/01/20		251	256,647
10.63%, 6/15/21		124	123,225
11.75%, 8/15/21		60	56,100
SunGard Data Systems, Inc.:
7.38%, 11/15/18		150	159,375
6.63%, 11/01/19		244	247,660
WEX, Inc., 4.75%, 2/01/23 (a)		81	73,710
			2,377,972
Machinery — 0.4%
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)		60	63,600
DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)		15	15,488
Navistar International Corp., 8.25%, 11/01/21		58	57,637
SPX Corp., 6.88%, 9/01/17		30	33,225
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		30	29,325
			199,275
Media — 9.7%
AMC Networks, Inc.:
7.75%, 7/15/21		40	44,200
4.75%, 12/15/22		48	45,000
Cablevision Systems Corp., 5.88%, 9/15/22		95	90,725
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		105	95,813
5.13%, 2/15/23		125	112,188
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(h)		99	72,518
Checkout Holding Corp., 9.92%, 11/15/15 (a)(e)		80	64,600
Cinemark USA, Inc., 5.13%, 12/15/22		42	39,270
Clear Channel Communications, Inc.:
9.00%, 12/15/19		80	77,000
9.00%, 3/01/21		278	264,100
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		102	101,235
Series B, 6.50%, 11/15/22		347	347,000
Series B, 7.63%, 3/15/20		159	159,397
DISH DBS Corp.:
4.25%, 4/01/18		85	83,725
5.13%, 5/01/20		150	145,125
5.88%, 7/15/22		250	245,000
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		28	28,770
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		155	168,175
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)		137	127,067
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		210	217,350
Live Nation Entertainment, Inc. (a):
8.13%, 5/15/18		125	136,564
7.00%, 9/01/20		32	33,280

See Notes to Financial Statements.

80	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (concluded)
The McClatchy Co., 9.00%, 12/15/22	USD	90	$94,950
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (a)		153	153,382
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		84	90,989
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		57	57,713
The New York Times Co., 6.63%, 12/15/16		225	249,187
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18		319	346,912
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)		29	29,145
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(d)(f)(h)		414	207
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		45	44,550
Sirius XM Radio, Inc. (a):
4.25%, 5/15/20		85	77,775
5.75%, 8/01/21		57	55,860
4.63%, 5/15/23		42	37,065
Sterling Entertainment Corp., 10.00%, 12/15/19		150	150,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmbh, 7.50%, 3/15/19	EUR	112	160,237
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		100	149,974
Univision Communications, Inc. (a):
8.50%, 5/15/21	USD	48	51,960
6.75%, 9/15/22		23	23,863
5.13%, 5/15/23		116	109,475
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)		55	56,925
			4,638,271
Metals & Mining — 2.9%
ArcelorMittal:
9.50%, 2/15/15		40	43,900
4.25%, 8/05/15		49	50,470
4.25%, 3/01/16		25	25,500
5.00%, 2/25/17		58	59,305
6.13%, 6/01/18		53	54,590
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		122	124,640
6.00%, 4/01/17		219	222,833
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		50	54,500
Kaiser Aluminum Corp., 8.25%, 6/01/20		35	39,025
Novelis, Inc., 8.75%, 12/15/20		545	592,687
Steel Dynamics, Inc., 6.38%, 8/15/22		40	41,700
Taseko Mines Ltd., 7.75%, 4/15/19		70	68,950
			1,378,100
Multiline Retail — 0.7%
Dollar General Corp., 4.13%, 7/15/17		134	140,715
Dufry Finance SCA, 5.50%, 10/15/20 (a)		200	204,110
			344,825
Oil, Gas & Consumable Fuels — 9.0%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		48	49,320
6.13%, 7/15/22		45	46,238
4.88%, 5/15/23		72	66,960
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (f)		142	130,196
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		31	31,310
Aurora USA Oil & Gas, Inc. (a):
9.88%, 2/15/17		115	121,325
7.50%, 4/01/20		55	54,450
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		14	14,245
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		40	39,600

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	USD	38	$40,090
Chaparral Energy, Inc., 7.63%, 11/15/22		35	35,088
Chesapeake Energy Corp.:
7.25%, 12/15/18		20	22,650
6.63%, 8/15/20		14	15,015
6.88%, 11/15/20		46	49,795
6.13%, 2/15/21		11	11,440
Concho Resources, Inc.:
7.00%, 1/15/21		15	16,463
6.50%, 1/15/22		52	55,120
5.50%, 10/01/22		63	61,582
5.50%, 4/01/23		12	11,640
CONSOL Energy, Inc.:
8.00%, 4/01/17		69	72,795
8.25%, 4/01/20		50	53,000
Continental Resources, Inc., 7.13%, 4/01/21		60	65,700
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		25	26,563
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		57	56,430
Denbury Resources, Inc., 4.63%, 7/15/23		128	114,240
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		75	83,437
7.75%, 6/15/19		90	93,600
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		35	38,500
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		55	58,437
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		25	25,000
Halcon Resources Corp., 8.88%, 5/15/21		72	72,180
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (a)		45	47,925
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		25	25,750
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		60	65,700
5.50%, 2/01/22 (a)		27	26,055
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (a)		25	23,750
Lightstream Resources Ltd. (FKA PetroBakken Energy Ltd.), 8.63%, 2/01/20 (a)		47	44,650
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		7	6,580
6.25%, 11/01/19 (a)		143	131,560
8.63%, 4/15/20		165	165,825
7.75%, 2/01/21		25	24,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		30	31,350
4.50%, 7/15/23		40	36,400
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		32	30,880
Newfield Exploration Co., 6.88%, 2/01/20		135	141,412
Northern Oil & Gas, Inc., 8.00%, 6/01/20		55	55,825
Oasis Petroleum, Inc.:
7.25%, 2/01/19		35	37,100
6.50%, 11/01/21		50	52,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		69	66,412
Pacific Drilling SA, 5.38%, 6/01/20 (a)		67	64,655
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		16	16,360
PDC Energy, Inc., 7.75%, 10/15/22		35	36,750
Penn Virginia Corp., 8.50%, 5/01/20		31	31,000
Petrobras Global Finance BV, 3.00%, 1/15/19		58	53,349
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		95	104,025
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	81

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
8.00%, 5/15/19	USD	20	$21,500
6.75%, 8/01/20		20	21,550
5.75%, 6/01/21		160	167,600
5.00%, 8/15/22		54	52,785
5.00%, 3/15/23		29	28,348
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		20	21,450
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		22	22,000
Rosetta Resources, Inc., 5.63%, 5/01/21		45	43,425
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		170	162,350
5.63%, 4/15/23		100	92,750
Sabine Pass LNG LP:
7.50%, 11/30/16		305	335,881
6.50%, 11/01/20 (a)		55	55,275
SandRidge Energy, Inc.:
8.75%, 1/15/20		5	5,225
7.50%, 2/15/23		52	50,310
SESI LLC, 6.38%, 5/01/19		35	36,838
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		15	15,375
SM Energy Co.:
6.63%, 2/15/19		32	33,440
6.50%, 11/15/21		45	47,250
6.50%, 1/01/23		53	54,590
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		45	45,675
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		26	25,935
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		40	40,500
			4,332,524
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		83	87,565
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		5	5,363
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		15	15,788
Clearwater Paper Corp.:
7.13%, 11/01/18		95	102,125
4.50%, 2/01/23		5	4,525
NewPage Corp., 11.38%, 12/31/14 (d)(h)		337	—
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (a)		25	23,250
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		45	45,112
			283,728
Pharmaceuticals — 1.9%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)		108	122,040
Valeant Pharmaceuticals International (a):
6.88%, 12/01/18		156	165,360
6.38%, 10/15/20		47	47,764
VPII Escrow Corp. (a):
6.75%, 8/15/18		403	426,676
7.50%, 7/15/21		25	26,750
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		102	111,435
			900,025
Professional Services — 0.2%
Truven Health Analytics, Inc., 10.63%, 6/01/20		90	95,625
Real Estate Investment Trusts (REITs) — 0.8%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (a)		46	47,035

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
Felcor Lodging LP:
6.75%, 6/01/19	USD	181	$189,598
5.63%, 3/01/23		41	38,130
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(f)		20	27,250
iStar Financial, Inc., 4.88%, 7/01/18		67	64,990
			367,003
Real Estate Management & Development — 2.6%
CBRE Services, Inc., 6.63%, 10/15/20		55	58,438
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		145	155,875
Realogy Corp. (a):
7.88%, 2/15/19		425	462,187
7.63%, 1/15/20		120	134,400
9.00%, 1/15/20		55	63,525
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		56	55,580
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		230	252,425
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		75	74,625
			1,257,055
Road & Rail — 1.0%
The Hertz Corp.:
7.50%, 10/15/18		130	140,400
6.75%, 4/15/19		50	53,312
5.88%, 10/15/20		10	10,263
7.38%, 1/15/21		170	183,600
6.25%, 10/15/22		45	45,787
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		34	33,575
			466,937
Semiconductors & Semiconductor Equipment — 0.6%
NXP BV/NXP Funding LLC (a):
3.75%, 6/01/18		115	111,119
5.75%, 2/15/21		200	200,000
			311,119
Software — 2.1%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		120	121,500
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(g)		55	55,825
IAC/InterActiveCorp, 4.75%, 12/15/22		71	65,497
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(g)		47	48,058
Infor US, Inc., 9.38%, 4/01/19		400	445,000
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		27	27,878
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		155	147,637
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		78	84,630
			996,025
Specialty Retail — 3.2%
Asbury Automotive Group, Inc.:
7.63%, 3/15/17		60	61,651
8.38%, 11/15/20		60	66,300
Claire’s Stores, Inc. (a):
9.00%, 3/15/19		149	165,949
7.75%, 6/01/20		55	54,725
CST Brands, Inc., 5.00%, 5/01/23 (a)		61	57,950
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	100	164,028
Limited Brands, Inc., 8.50%, 6/15/19	USD	140	165,375
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(g)		99	99,000
Michaels Stores, Inc., 7.75%, 11/01/18		39	41,974
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(g)		37	38,017
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		173	185,326

See Notes to Financial Statements.

82	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Specialty Retail (concluded)
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(g)	USD	46	$45,482
Penske Automotive Group, Inc., 5.75%, 10/01/22		51	50,490
QVC, Inc. (a):
7.50%, 10/01/19		100	107,808
7.38%, 10/15/20		55	59,760
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		90	98,100
5.75%, 6/01/22		83	83,104
			1,545,039
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22		75	79,688
PVH Corp., 4.50%, 12/15/22		41	37,976
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		20	20,625
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		82	80,975
The William Carter Co., 5.25%, 8/15/21 (a)		42	42,210
			261,474
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc. (f):
3.00%, 11/15/17		10	13,844
2.25%, 3/01/19		12	17,160
			31,004
Trading Companies & Distributors — 1.2%
Air Lease Corp., 4.50%, 1/15/16		100	104,000
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		90	95,175
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (a):
Series 2012-1, Class A, 5.13%, 11/30/24		194	191,026
Series 2012-1, Class B, 6.50%, 5/30/21		181	182,328
			572,529
Transportation Infrastructure — 0.6%
Aguila 3 SA, 7.88%, 1/31/18		150	156,375
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (a)		120	123,000
			279,375
Wireless Telecommunication Services — 5.1%
Crown Castle International Corp., 5.25%, 1/15/23		187	176,715
Digicel Group Ltd., 8.25%, 9/30/20 (a)		200	212,000
Digicel Ltd., 6.00%, 4/15/21 (a)		200	193,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20		75	77,813
NII Capital Corp., 7.63%, 4/01/21		35	26,775
Phones4u Finance PLC, 9.50%, 4/01/18	GBP	100	160,394
Softbank Corp., 4.50%, 4/15/20 (a)	USD	200	189,088
Sprint Capital Corp., 6.88%, 11/15/28		173	156,132
Sprint Communications, Inc. (a):
9.00%, 11/15/18		698	814,915
7.00%, 3/01/20		329	353,675
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		60	60,600
			2,421,107
Total Corporate Bonds — 108.2%			51,799,178

Floating Rate Loan Interests (c)
Airlines — 1.1%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		95	95,563
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		213	196,628
1.68%, 9/10/18		267	236,087
			528,278
Auto Components — 0.1%
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		25	25,039

Floating Rate Loan Interests (c)		Par (000)	Value
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19	USD	70	$69,055
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		237	237,789
Knight Capital Group, Inc., Term Loan B, 5.75%, 12/05/17		60	59,738
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		50	49,708
Term Loan, 4.18%, 5/15/17		16	15,764
			362,999
Chemicals — 0.0%
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20		10	10,100
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		10	10,040
			20,140
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		93	92,567
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		45	45,141
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		70	69,634
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		40	40,038
			247,380
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		234	234,777
Term Loan D, 6.25%, 1/30/19	EUR	90	118,620
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	USD	20	18,567
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		241	241,688
			613,652
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		163	163,572
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50% – 6.50%, 8/25/19		45	44,775
Diversified Consumer Services — 0.3%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		25	24,530
ServiceMaster Co.:
Extended Term Loan, 4.44%, 1/31/17		30	29,142
Term Loan, 4.25%, 1/31/17		80	77,172
			130,844
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.00%, 1/15/20		70	69,942
2019 Term Loan B, 4.00%, 8/01/19		40	39,925
Term Loan, 4.75%, 8/01/19		70	69,927
			179,794
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		30	29,800
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		20	20,494
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		35	35,119

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	83

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Equipment & Supplies — 0.4%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19	USD	128	$127,898
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		45	44,105
			172,003
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan B, 10.00% – 10.75%, 9/25/17		42	42,997
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		79	76,856
			119,853
Hotels, Restaurants & Leisure — 4.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		75	74,860
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		70	70,087
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		200	199,500
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		1,196	1,137,994
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		84	83,958
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		90	90,224
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		105	105,307
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		155	155,644
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16 (g)		71	71,331
2nd Lien Term Loan 1, 9.50%, 1/29/16		12	12,033
Refinancing Term Loan, 6.25%, 6/26/19		50	50,475
			2,051,413
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		94	94,298
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		55	54,896
IT Services — 0.4%
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		50	49,948
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		130	128,627
			178,575
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		35	34,998
Machinery — 1.3%
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		203	201,515
4.75%, 7/30/20	EUR	225	296,911
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		123	121,376
			619,802
Media — 1.5%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		59	42,154
Tranche 1 Incremental, 6.00%, 7/03/14		238	167,734
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		23	21,257
Term Loan C, 3.83%, 1/29/16		16	14,273
Term Loan D, 6.93%, 1/30/19		217	198,581
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		45	44,808
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		9	8,406
Harron Communications Corp., Refinancing Term Loan B, 3.50%, 6/19/20		100	100,083

Floating Rate Loan Interests (c)		Par (000)	Value
Media (concluded)
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20	USD	40	$41,000
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		39	38,754
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		20	19,899
			696,949
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		150	152,992
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		232	233,225
			386,217
Oil, Gas & Consumable Fuels — 1.4%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		325	330,957
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		113	112,859
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		40	40,175
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		144	145,059
Term Loan B, 5.75%, 3/22/19		60	60,299
			689,349
Pharmaceuticals — 0.4%
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		30	29,916
Par Pharmaceutical Co., Inc., Term Loan B, 4.25%, 9/30/19		119	118,469
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		49	49,154
			197,539
Real Estate Investment Trusts (REITs) — 0.2%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		114	114,380
Real Estate Management & Development — 0.1%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		14	14,467
Extended Term Loan, 4.50%, 3/05/20		55	55,164
			69,631
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		45	45,140
Software — 0.4%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		25	24,948
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		10	10,150
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		80	80,357
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		85	87,869
			203,324
Specialty Retail — 0.3%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		90	90,019
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		45	44,879
			134,898
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		183	174,923
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		100	100,698
Total Floating Rate Loan Interests — 18.0%			8,609,827

See Notes to Financial Statements.

84	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)
Investment Companies — 0.3%	Shares	Value
Exchange-Traded Fund — 0.3%
iShares MSCI EAFE Index Fund (i)	2,020	$119,523

Preferred Securities
Preferred Stocks
Auto Components — 1.3%
Dana Holding Corp., 4.00% (a)(f)	3,660	643,016

Trust Preferreds
Diversified Financial Services — 1.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	23,640	624,296
Total Preferred Securities — 2.6%		1,267,312
Warrants — 0.0% (j)	Shares	Value
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	176	—
Total Long-Term Investments (Cost — $64,318,903) — 137.2%		$65,673,981

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (i)(k)	1,556,206	1,556,206
Total Short-Term Securities (Cost — $1,556,206) — 3.2%		1,556,206

Options Purchased
(Cost — $2,933) — 0.0%		—
Total Investments (Cost — $65,878,042) — 140.4%		67,230,187
Liabilities in Excess of Other Assets — (40.4)%		(19,340,820)
Net Assets — 100.0%		$47,889,367

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$297,297	—

(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Convertible security.
(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Shares Purchased		Shares Sold	Shares Held at August 31, 2013	Value at August 31, 2013	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,204,968	351,238	[1]	—	1,556,206	$1,556,206	$536	$12
iShares iBoxx $ High Yield Corporate Bond ETF[2]	—	4,699		(4,699)	—	—	$2,251	$(6,629)
iShares MSCI EAFE Index Fund	—	2,020		—	2,020	$119,523	—	—
[1]	Represents net shares purchased.
[2]	No longer held by the Trust as of report date.

(j)
Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(k)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	85

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(20)	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	USD	1,631,300	$51,847
(2)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	439,500	(29)
(6)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	718,078	883
(4)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	497,125	(256)
Total						$52,445

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	296,334	EUR	222,000	Barclays Bank PLC	9/25/13	$2,908
USD	972,812	EUR	724,000	UBS AG	9/25/13	15,871
USD	580,582	GBP	385,000	Deutsche Bank AG	10/22/13	(15,831)
Total						$2,948

•	Over-the-counter options purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	3	—

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Clear Channel Communications, Inc.	5.00%	Barclays Bank PLC	3/20/16	USD	18	$2,565	$2,359	$206
Clear Channel Communications, Inc.	5.00%	Deutsche Bank AG	3/20/16	USD	35	5,130	4,555	575
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	225	1,423	10,372	(8,949)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	11	2,695	3,337	(642)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	11	2,695	3,286	(591)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	11	2,695	2,977	(282)
Total						$17,203	$26,886	$(9,683)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	9/20/15	CCC-	USD	34	$(5,387)	$(8,121)	$2,734
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	11	(1,144)	(1,668)	524
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	11	(1,144)	(1,670)	526
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	11	(1,144)	(1,368)	224
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	12/20/15	CCC-	USD	95	(18,006)	(20,901)	2,895
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	46	(8,722)	(13,182)	4,460
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	13	(2,418)	(3,168)	750
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	12	(2,641)	(2,499)	(142)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	11	(2,564)	(2,154)	(410)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	17	(3,867)	(4,114)	247
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	17	(3,867)	(4,114)	247
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	53	(11,886)	(12,054)	168
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	26	(5,847)	(5,639)	(208)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	74	(16,669)	(12,981)	(3,688)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	13	(2,907)	(2,647)	(260)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	6/20/16	CCC-	USD	30	(7,816)	(5,772)	(2,044)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	35	(9,161)	(8,815)	(346)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	70	(18,237)	(16,996)	(1,241)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	74	(19,406)	(18,337)	(1,069)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	21	(5,341)	(4,192)	(1,149)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	11	(4,038)	(3,304)	(734)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	33	(11,779)	(9,197)	(2,582)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	40	(14,174)	(12,438)	(1,736)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	23	(8,222)	(6,828)	(1,394)

See Notes to Financial Statements.

86	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)

Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows (concluded):

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B	USD	80	$13,015	—	$13,015
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	280	57,209	—	57,209
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	15	(1,706)	$(1,411)	(295)
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	25	(2,844)	(2,367)	(477)
Total							$(120,713)	$(185,937)	$65,224
[1]	Using S&P’s rating of the issuer or underlying securities of the index, as applicable.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$297,297	$297,297
Common Stocks	$3,179,739	$244,382	156,723	3,580,844
Corporate Bonds	—	51,535,005	264,173	51,799,178
Floating Rate Loan Interests	—	7,197,445	1,412,382	8,609,827
Investment Companies	119,523	—	—	119,523
Preferred Securities	624,296	643,016	—	1,267,312
Short-Term Securities	1,556,206	—	—	1,556,206
Unfunded Loan Commitments	—	1,304	—	1,304
Total	$5,479,764	$59,621,152	$2,130,575	$67,231,491

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$13,556	$70,224	$83,780
Equity contracts	$51,847	—	—	51,847
Foreign currency exchange contracts	—	18,779	—	18,779
Interest rate contracts	883	—	—	883
Liabilities:
Credit contracts	—	(28,239)	—	(28,239)
Foreign currency exchange contracts	—	(15,831)	—	(15,831)
Interest rate contracts	(285)	—	—	(285)
Total	$52,445	$(11,735)	$70,224	$110,934
[3]	Derivative financial instruments are swaps, financial futures contracts, and foreign currency exchange contracts. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	87

Schedule of Investments (concluded)	BlackRock High Yield Trust (BHY)

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$13,531	—	—	$13,531
Cash pledged for financial futures contracts	85,000	—	—	85,000
Liabilities:
Loan payable	—	$(19,000,000)	—	(19,000,000)
Total	$98,531	$(19,000,000)	—	$(18,901,469)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2012	—	$1	$638,018	$1,898,540	$1	$2,536,560
Transfers into Level 3	—	—	247,288	182,845	—	430,133
Transfers out of Level 3	—	—	—	(136,510)	—	(136,510)
Accrued discounts/premiums	—		—	8,721	—	8,721
Net realized gain (loss)	—	(1,069)	1,255	17,394	(1)	17,579
Net change in unrealized appreciation/depreciation[1]	—	98,752	(224,212)	88,162	—	(37,298)
Purchases	$297,297	59,040	150,000	1,081,898	—	1,588,235
Sales	—	(1)	(548,176)	(1,728,668)	—	(2,276,845)
Closing Balance, as of August 31, 2013	$297,297	$156,723	$264,173	$1,412,382	—	$2,130,575

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(124,223).

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening Balance, as of August 31, 2012	$90,639
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	(20,415)
Purchases	—
Issues[3]	—
Sales	—
Settlements[4]	—
Closing Balance, as of August 31, 2013	$70,224

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2013 was $46,274.
[3]	Issues represent upfront cash received on certain derivative financial instruments.
[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

88	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 6.9%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	670	$683,407
ACAS CLO Ltd., Series 2013-1A, Class C, 3.24%, 4/20/25 (a)(b)		500	480,000
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17		400	415,284
Apidos CDO XI, Series 2012-11A, Class D, 4.52%, 1/17/23 (a)(b)		600	596,100
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (a)(b)		750	712,875
Babson CLO Ltd., Series 2012-1X, Class B, 2.77%, 4/15/22 (b)		500	492,500
Brookside Mill CLO Ltd., Series 2013-1A, Class C1, 2.92%, 4/17/25 (a)(b)		500	474,400
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		210	212,091
Class C, 2.20%, 10/16/17		125	126,935
Class D, 3.09%, 8/15/18		160	164,060
Cavalry CLO Ltd., Series 2A (a)(b):
Class C, 3.12%, 1/17/24		1,040	995,800
Class D, 4.27%, 1/17/24		765	743,962
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		1,105	1,061,320
CIFC Funding Ltd. (a)(b):
Series 2012-1A, Class B1L, 5.51%, 8/14/24		750	752,812
Series 2013-1A, Class B, 3.09%, 4/16/25		500	495,450
Series 2013-1A, Class C, 3.88%, 4/16/25		500	502,400
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,023	1,023,764
DT Auto Owner Trust, Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		260	261,246
Duane Street CLO IV Ltd., Series 2007-4A, Class D, 2.51%, 11/14/21 (a)(b)		500	479,750
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class B, 1.08%, 1/15/16 (b)		180	180,255
Series 2012-1, Class C, 1.68%, 1/15/16 (b)		480	481,561
Series 2012-1, Class D, 2.28%, 1/15/16 (b)		450	452,410
Series 2012-2, Class B, 2.32%, 1/15/19		245	248,906
Series 2012-2, Class C, 2.86%, 1/15/19		105	107,272
Series 2012-2, Class D, 3.50%, 1/15/19		200	205,550
Galaxy CLO Ltd., Series 2013-15A, Class C, 2.88%, 4/15/25 (a)(b)		500	476,250
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.29%, 7/25/37 (b)		4	4,303
ING IM CLO Ltd., Series 2012-2A, Class C, 3.72%, 10/15/22 (a)(b)		750	754,500
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.37%, 8/23/27		525	510,692
Series 2008-3, Class A4, 1.91%, 11/25/24		620	651,970
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25 (a)(b)		500	488,750
OZLM Funding Ltd., Series 2013-3A, Class B, 3.37%, 1/22/25 (a)(b)		750	731,400
PFS Financing Corp., Series 2012-AA, Class A, 1.38%, 2/15/16 (a)(b)		480	480,969
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		407	408,876
Series 2011-S1A, Class C, 2.01%, 8/15/16		267	267,984
Series 2011-S1A, Class D, 3.15%, 8/15/16		276	277,412
Series 2011-WO, Class C, 3.19%, 10/15/15		575	581,963
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		253	253,723
Series 2010-2, Class C, 3.89%, 7/17/17		1,020	1,041,975
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		604	610,530
Series 2011-1, Class D, 4.01%, 2/15/17		940	965,560
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		137	137,726
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		26	25,903
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (concluded)
Santander Drive Auto Receivables Trust (concluded):
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)	USD	362	$364,261
Series 2012-1, Class B, 2.72%, 5/16/16		240	243,836
Series 2012-1, Class C, 3.78%, 11/15/17		325	332,170
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.45%, 6/15/21 (b)		152	149,735
Series 2008-5, Class A3, 1.57%, 1/25/18 (b)		525	530,690
Series 2008-5, Class A4, 1.97%, 7/25/23 (b)		630	662,153
Series 2012-A, Class A1, 1.58%, 8/15/25 (a)(b)		260	261,875
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		345	361,920
Small Business Administration Participation Certificates, Class 1, Series 1996-20K, 6.95%, 11/01/16		115	121,359
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.86%, 7/28/21 (a)(b)		750	717,660
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		1,180	1,227,888
			25,994,143
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		3,409	240,749
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (a)		5,330	353,124
			593,873
Total Asset-Backed Securities — 7.1%			26,588,016

Common Stocks		Shares
Paper & Forest Products — 0.1%
NewPage Corp. (c)		4,960	396,800

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	USD	230	248,400
United Technologies Corp. (d):
4.88%, 5/01/15		1,250	1,337,602
6.13%, 7/15/38		750	913,877
			2,499,879
Airlines — 1.7%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 7/15/24 (a)		2,000	1,980,000
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		521	534,172
Series 2012-3, Class C, 6.13%, 4/29/18		500	507,250
United Airlines 2013-1 Class A Pass Through Trust, 4.30%, 2/15/27		2,000	1,965,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,552	1,613,895
			6,600,317
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		1,000	1,052,500
Automobiles — 0.5%
Ford Motor Co., 4.75%, 1/15/43		2,005	1,772,470
Building Products — 0.2%
Cemex SAB de CV, 5.88%, 3/25/19 (a)		200	189,500
Momentive Performance Materials, Inc., 8.88%, 10/15/20		250	259,375
Texas Industries, Inc., 9.25%, 8/15/20		326	356,155
			805,030

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	89

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Capital Markets — 3.8%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)	USD	2,955	$3,375,177
The Goldman Sachs Group, Inc. (d):
5.38%, 3/15/20		1,215	1,321,834
5.25%, 7/27/21		3,175	3,392,688
5.75%, 1/24/22		1,815	1,993,316
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		186	182,745
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)(e)		225	—
Morgan Stanley:
4.20%, 11/20/14		680	705,698
4.00%, 7/24/15		400	417,811
6.25%, 8/28/17 (d)		1,925	2,174,018
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)		820	870,097
			14,433,384
Chemicals — 1.3%
Axiall Corp., 4.88%, 5/15/23 (a)		152	140,980
The Dow Chemical Co., 4.13%, 11/15/21		350	355,832
Huntsman International LLC, 4.88%, 11/15/20		297	282,892
Methanex Corp., 3.25%, 12/15/19		2,074	2,018,944
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		240	240,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		161	155,767
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,481	1,455,082
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)		151	154,398
			4,803,895
Commercial Banks — 3.2%
CIT Group, Inc.:
5.50%, 2/15/19 (a)		398	407,950
5.38%, 5/15/20		1,650	1,658,250
Depfa ACS Bank, 5.13%, 3/16/37 (a)		4,150	3,449,687
HSBC Bank Brasil SA—Banco Multiplo, 4.00%, 5/11/16 (a)(d)		1,400	1,433,600
HSBC Bank PLC, 3.10%, 5/24/16 (a)(d)		695	728,220
HSBC Holdings PLC, 6.10%, 1/14/42 (d)		305	360,482
Rabobank Nederland (d):
3.88%, 2/08/22		1,390	1,379,692
3.95%, 11/09/22		1,500	1,429,470
Wells Fargo & Co., 3.50%, 3/08/22 (d)		1,390	1,380,983
			12,228,334
Commercial Services & Supplies — 1.4%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		245	258,475
The ADT Corp., 4.88%, 7/15/42		539	394,091
Aviation Capital Group Corp. (a):
4.63%, 1/31/18		650	648,706
7.13%, 10/15/20		900	979,228
The Hertz Corp., 4.25%, 4/01/18 (a)		237	232,260
Mobile Mini, Inc., 7.88%, 12/01/20		1,320	1,438,800
UR Merger Sub Corp.:
5.75%, 7/15/18		194	207,095
7.38%, 5/15/20		385	414,837
7.63%, 4/15/22		455	489,125
West Corp., 8.63%, 10/01/18		135	146,138
			5,208,755
Communications Equipment — 1.3%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (f)		4,340	4,394,250
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		530	575,050
			4,969,300
Construction & Engineering — 0.1%
ABB Finance USA, Inc., 4.38%, 5/08/42		194	182,515
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	201,000
			383,515

Corporate Bonds		Par (000)	Value
Construction Materials — 1.1%
HD Supply, Inc.:
8.13%, 4/15/19	USD	1,954	$2,173,825
7.50%, 7/15/20 (a)		1,544	1,613,480
11.50%, 7/15/20		250	296,250
Lafarge SA, 7.13%, 7/15/36		135	140,400
			4,223,955
Consumer Finance — 0.9%
Discover Financial Services, 3.85%, 11/21/22		250	235,873
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		280	316,180
8.13%, 1/15/20		1,265	1,538,045
4.25%, 9/20/22		800	779,513
SLM Corp., 6.25%, 1/25/16		651	693,315
			3,562,926
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC, 7.38%, 10/15/17 (a)	EUR	425	597,931
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	91	95,550
Sealed Air Corp. (a):
6.50%, 12/01/20		550	583,000
8.38%, 9/15/21		225	254,531
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		410	410,000
			1,941,012
Diversified Consumer Services — 0.6%
APX Group, Inc., 6.38%, 12/01/19 (a)		634	597,545
Rent-A-Center, Inc., 4.75%, 5/01/21 (a)		431	398,675
Service Corp. International, 4.50%, 11/15/20		1,240	1,202,800
			2,199,020
Diversified Financial Services — 7.0%
Aircastle Ltd., 6.25%, 12/01/19		705	734,963
Ally Financial, Inc.:
8.30%, 2/12/15		860	928,800
5.50%, 2/15/17		1,500	1,581,193
6.25%, 12/01/17		160	171,565
8.00%, 3/15/20		560	644,700
8.00%, 11/01/31		300	345,000
Bank of America Corp.:
5.63%, 7/01/20 (d)		1,100	1,210,623
3.30%, 1/11/23		5,010	4,631,404
Citigroup, Inc., Series D, 5.35% (b)(g)		1,050	931,875
FMR LLC, 4.95%, 2/01/33 (a)(d)		1,150	1,121,248
General Electric Capital Corp., 6.75%, 3/15/32 (d)		2,500	2,995,675
General Motors Financial Co., Inc., 4.25%, 5/15/23 (a)		406	365,400
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		500	495,000
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		626	615,045
JPMorgan Chase & Co.:
6.30%, 4/23/19 (d)		1,375	1,597,874
Series Q, 5.15%(b)(g)		1,500	1,320,000
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	908,500
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		900	994,500
Moody’s Corp., 4.50%, 9/01/22		900	890,226
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		200	212,750
7.88%, 8/15/19		560	616,000
5.75%, 10/15/20		1,000	991,250
6.88%, 2/15/21		1,255	1,324,025
WMG Acquisition Corp., 11.50%, 10/01/18		562	647,705
			26,275,321
See Notes to Financial Statements.

90	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 1.7%
CenturyLink, Inc., Series V, 5.63%, 4/01/20	USD	400	$392,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		671	709,582
8.63%, 7/15/20		580	620,600
Verizon Communications, Inc. (d):
3.50%, 11/01/21		500	489,578
6.40%, 2/15/38		3,396	3,821,356
Windstream Corp., 7.88%, 11/01/17		200	222,000
			6,255,116
Electric Utilities — 6.4%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	154,429
5.95%, 12/15/36		217	221,806
CMS Energy Corp., 5.05%, 3/15/22		917	986,042
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	379,088
6.00%, 1/15/38 (d)		850	1,008,542
4.25%, 12/15/41 (d)		375	354,048
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)		1,575	1,926,671
Electricite de France SA, 5.60%, 1/27/40 (a)(d)		1,400	1,464,350
Florida Power Corp.:
6.35%, 9/15/37 (d)		1,450	1,779,108
6.40%, 6/15/38		340	418,029
Georgia Power Co., 3.00%, 4/15/16 (d)		800	832,562
Hydro-Quebec (d):
9.40%, 2/01/21		390	534,052
Series HY 8.40%, 1/15/22		730	973,567
Series IO 8.05%, 7/07/24		1,900	2,561,514
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	290,713
Nisource Finance Corp.:
6.40%, 3/15/18		280	323,259
5.25%, 2/15/43		500	483,036
Ohio Power Co., Series D, 6.60%, 3/01/33		1,500	1,781,007
PacifiCorp., 6.25%, 10/15/37 (d)		650	802,505
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)		1,350	1,697,941
Southern California Edison Co. (d):
5.63%, 2/01/36		675	775,730
Series 08-A, 5.95%, 2/01/38		1,100	1,315,467
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	650	857,557
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)	USD	1,920	2,288,150
			24,209,173
Energy Equipment & Services — 3.2%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		565	569,237
Ensco PLC:
3.25%, 3/15/16		160	166,609
4.70%, 3/15/21 (d)		1,745	1,845,896
EOG Resources, Inc., 2.63%, 3/15/23 (d)		1,898	1,735,535
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		497	530,548
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		71	69,935
GrafTech International Ltd., 6.38%, 11/15/20		580	580,000
MEG Energy Corp., 6.50%, 3/15/21 (a)		560	569,800
Noble Holding International Ltd., 5.25%, 3/15/42		350	321,252
Peabody Energy Corp.:
6.00%, 11/15/18		1,256	1,249,720
6.25%, 11/15/21		1,244	1,200,460
Seadrill Ltd., 5.63%, 9/15/17 (a)		1,590	1,601,925
Tervita Corp., 8.00%, 11/15/18 (a)		384	383,040
Transocean, Inc.:
5.05%, 12/15/16		850	929,661
6.50%, 11/15/20		350	386,947
			12,140,565

Corporate Bonds		Par (000)	Value
Food & Staples Retailing — 0.3%
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	USD	700	$704,053
Rite Aid Corp., 6.75%, 6/15/21 (a)		279	282,488
			986,541
Food Products — 1.1%
Kraft Foods Group, Inc.:
5.38%, 2/10/20		1,570	1,762,248
5.00%, 6/04/42		997	978,284
Pinnacle Foods Finance LLC, 4.88%, 5/01/21 (a)		224	208,320
Post Holdings, Inc., 7.38%, 2/15/22		749	790,195
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		328	329,230
5.88%, 8/01/21		169	168,578
			4,236,855
Gas Utilities — 0.3%
CenterPoint Energy Resources Corp., 5.85%, 1/15/41		700	805,970
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18		380	407,550
			1,213,520
Health Care Equipment & Supplies — 0.5%
Boston Scientific Corp., 6.25%, 11/15/15		1,260	1,390,901
DJO Finance LLC/DJO Finance Corp., 7.75%, 4/15/18		40	39,300
Teleflex, Inc., 6.88%, 6/01/19		385	404,250
			1,834,451
Health Care Providers & Services — 3.8%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		535	572,450
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		400	409,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	695,333
HCA, Inc.:
8.50%, 4/15/19	USD	17	18,360
6.50%, 2/15/20		2,044	2,194,745
7.25%, 9/15/20		357	388,684
4.75%, 5/01/23		1,161	1,084,084
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		75	78,563
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		300	306,000
Symbion, Inc., 8.00%, 6/15/16		455	477,750
Tenet Healthcare Corp.:
6.25%, 11/01/18		750	792,187
4.50%, 4/01/21		383	352,360
4.38%, 10/01/21 (a)		1,765	1,601,737
UnitedHealth Group, Inc., 2.88%, 3/15/22 (d)		2,000	1,884,586
WellPoint, Inc., 4.65%, 1/15/43 (d)		3,995	3,696,909
			14,552,748
Hotels, Restaurants & Leisure — 2.0%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		398	382,080
MCE Finance Ltd., 5.00%, 2/15/21 (a)		941	863,367
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		150	153,000
PNK Finance Corp., 6.38%, 8/01/21 (a)		524	522,690
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		859	811,755
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	900	1,405,191
Series A4, 5.66%, 6/30/27		1,322	1,915,538
Series N, 6.46%, 3/30/32		1,195	1,328,733
			7,382,354
Household Durables — 0.1%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)	USD	374	353,430

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	91

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Household Products — 0.2%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	190	$263,709
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	200	207,000
6.63%, 11/15/22		275	281,875
			752,584
Industrial Conglomerates — 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (a)		180	166,186
Insurance — 5.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		608	621,680
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	500	724,059
The Allstate Corp., 5.75%, 8/15/53 (b)	USD	1,000	985,000
American International Group, Inc.:
3.80%, 3/22/17 (d)		5,580	5,905,035
5.45%, 5/18/17 (d)		800	888,101
8.18%, 5/15/68 (b)		970	1,137,325
AXA SA, 5.25%, 4/16/40 (b)	EUR	250	343,080
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19	USD	345	392,091
5.13%, 4/15/22		930	1,012,675
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)		1,000	1,102,383
Lincoln National Corp., 6.25%, 2/15/20		630	729,594
Manulife Financial Corp., 3.40%, 9/17/15 (d)		1,625	1,701,507
MetLife Global Funding I, 5.13%, 6/10/14 (a)(d)		775	802,599
Montpelier Re Holdings Ltd., 4.70%, 10/15/22		450	437,017
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	350,200
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	297,866
Prudential Financial, Inc. (d):
4.75%, 9/17/15	USD	1,220	1,312,536
7.38%, 6/15/19		300	367,747
5.38%, 6/21/20		250	280,537
4.50%, 11/15/20		400	427,351
5.70%, 12/14/36		950	1,012,941
			20,831,324
Internet Software & Services — 0.2%
Equinix, Inc., 4.88%, 4/01/20		87	83,738
InterActiveCorp, 4.75%, 12/15/22		598	551,655
VeriSign, Inc., 4.63%, 5/01/23 (a)		345	322,575
			957,968
IT Services — 0.7%
First Data Corp. (a):
7.38%, 6/15/19		205	212,688
8.88%, 8/15/20		1,000	1,080,000
6.75%, 11/01/20		680	695,300
SunGard Data Systems, Inc., 7.38%, 11/15/18		490	520,625
			2,508,613
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22		250	231,312
Machinery — 0.1%
Navistar International Corp., 8.25%, 11/01/21		381	378,619
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)		1,100	1,155,000
Media — 6.6%
AMC Networks, Inc.:
7.75%, 7/15/21		320	353,600
4.75%, 12/15/22		343	321,563
Cinemark USA, Inc., 5.13%, 12/15/22		175	163,625
Clear Channel Communications, Inc., 9.00%, 12/15/19		306	294,525
Clear Channel Worldwide Holdings, Inc.:
Series B 6.50%, 11/15/22		671	665,967
Series B Series wi, 6.50%, 11/15/22		1,814	1,814,000
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)		2,000	2,802,220

Corporate Bonds		Par (000)	Value
Media (concluded)
Cox Communications, Inc. (a):
6.95%, 6/01/38	USD	1,000	$1,058,060
8.38%, 3/01/39		1,735	2,074,550
DIRECTV Holdings LLC:
6.38%, 3/01/41		260	259,998
5.15%, 3/15/42		2,100	1,807,871
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)		700	649,250
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		109	113,360
Lynx I Corp., 5.38%, 4/15/21 (a)		395	385,125
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		345	349,313
NBC Universal Media LLC (d):
5.15%, 4/30/20		1,974	2,225,734
4.38%, 4/01/21		1,015	1,085,515
The New York Times Co., 6.63%, 12/15/16		1,070	1,185,025
Omnicom Group, Inc., 3.63%, 5/01/22 (d)		2,355	2,274,235
Sirius XM Radio, Inc., 4.25%, 5/15/20 (a)		334	305,610
Time Warner, Inc.:
4.70%, 1/15/21		1,000	1,061,953
6.10%, 7/15/40		615	663,244
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		250	227,500
Univision Communications, Inc., 5.13%, 5/15/23 (a)		1,153	1,088,144
Virgin Media Secured Finance PLC:
6.50%, 1/15/18		330	344,025
7.00%, 1/15/18	GBP	792	1,282,594
			24,856,606
Metals & Mining — 4.1%
Alcoa, Inc., 5.40%, 4/15/21	USD	1,450	1,432,211
ArcelorMittal:
9.50%, 2/15/15		395	433,512
4.25%, 2/25/15		174	178,568
4.25%, 8/05/15		174	179,220
4.25%, 3/01/16		175	178,500
5.00%, 2/25/17		215	219,838
6.13%, 6/01/18		314	323,420
Commercial Metals Co., 4.88%, 5/15/23		561	507,705
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)(d)		1,566	1,385,282
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)		405	412,087
Freeport-McMoRan Copper & Gold, Inc.:
3.55%, 3/01/22		540	481,903
5.45%, 3/15/43 (a)		450	388,031
New Gold, Inc., 6.25%, 11/15/22 (a)		435	416,512
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)		475	407,073
Novelis, Inc., 8.75%, 12/15/20		4,105	4,464,187
Teck Resources Ltd., 5.38%, 10/01/15		2,350	2,531,411
Xstrata Canada Corp., 6.20%, 6/15/35		1,550	1,397,105
			15,336,565
Multiline Retail — 0.8%
Dollar General Corp., 3.25%, 4/15/23		2,000	1,821,376
Dufry Finance SCA, 5.50%, 10/15/20 (a)		1,260	1,285,894
			3,107,270
Oil, Gas & Consumable Fuels — 11.4%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		400	411,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,916	2,148,882
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		159	160,590
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		59	60,033
BP Capital Markets PLC, 3.13%, 10/01/15		330	345,433
Burlington Resources Finance Co., 7.40%, 12/01/31 (d)		950	1,251,302
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		400	422,000
Cenovus Energy, Inc., 6.75%, 11/15/39		750	898,759

See Notes to Financial Statements.

92	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp., 5.75%, 3/15/23	USD	615	$611,925
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	173,806
CONSOL Energy, Inc.:
8.00%, 4/01/17		514	542,270
8.25%, 4/01/20		166	175,960
Continental Resources, Inc., 4.50%, 4/15/23		114	112,005
Denbury Resources, Inc., 4.63%, 7/15/23		627	559,597
El Paso Natural Gas Co. LLC, 8.38%, 6/15/32		275	360,814
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		240	275,126
Energy Transfer Partners LP, 7.50%, 7/01/38		500	585,646
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		455	506,187
Enterprise Products Operating LLC:
4.05%, 2/15/22 (d)		1,250	1,279,716
6.13%, 10/15/39		700	783,786
Series L, 6.30%, 9/15/17		600	691,878
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)(d)		505	570,198
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		1,300	1,488,265
6.50%, 9/01/39		3,000	3,343,026
6.55%, 9/15/40		110	123,550
6.38%, 3/01/41		160	176,689
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		110	120,450
5.50%, 2/01/22 (a)		106	102,290
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		355	326,600
Marathon Petroleum Corp., 6.50%, 3/01/41		1,052	1,158,725
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22		43	44,935
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		212	204,580
MidAmerican Energy Co., 5.80%, 10/15/36		800	916,466
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	1,062,348
6.50%, 9/15/37		2,115	2,510,903
Nexen, Inc.:
6.40%, 5/15/37		400	433,171
7.50%, 7/30/39		670	822,187
Offshore Group Investment Ltd., 7.13%, 4/01/23		232	223,300
Pacific Drilling SA, 5.38%, 6/01/20 (a)		370	357,050
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		47	48,058
PDC Energy, Inc., 7.75%, 10/15/22		300	315,000
Petrobras International Finance Co.:
3.88%, 1/27/16		1,335	1,369,965
5.75%, 1/20/20		1,760	1,781,461
Pioneer Natural Resources Co., 3.95%, 7/15/22		350	345,629
Premier Oil PLC, 5.00%, 6/09/18		1,900	1,900,000
Range Resources Corp.:
5.75%, 6/01/21		851	891,422
5.00%, 8/15/22		90	87,975
Regency Energy Partners LP, 4.50%, 11/01/23 (a)		249	222,233
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		168	168,000
Rosetta Resources, Inc., 5.63%, 5/01/21		239	230,635
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		1,791	1,710,405
5.63%, 4/15/23		469	434,998
Sabine Pass LNG LP:
7.50%, 11/30/16		1,120	1,233,400
6.50%, 11/01/20 (a)		475	477,375
SandRidge Energy, Inc.:
8.75%, 1/15/20		23	24,035
7.50%, 2/15/23		238	230,265

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)	USD	388	$393,820
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17		1,030	1,213,518
Western Gas Partners LP:
5.38%, 6/01/21		715	772,612
4.00%, 7/01/22		200	194,995
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		2,500	2,803,765
			43,191,014
Paper & Forest Products — 0.5%
Clearwater Paper Corp., 7.13%, 11/01/18		1,000	1,075,000
International Paper Co.:
7.50%, 8/15/21		75	92,315
4.75%, 2/15/22		420	441,560
6.00%, 11/15/41		435	471,913
NewPage Corp., 11.38%, 12/31/14 (c)(e)		1,144	—
			2,080,788
Pharmaceuticals — 0.8%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	292,085
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	520	587,600
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (a)		575	584,344
VPII Escrow Corp., 6.75%, 8/15/18 (a)		1,322	1,399,667
			2,863,696
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 5.63%, 3/01/23		247	229,710
Simon Property Group LP, 4.75%, 3/15/42 (d)		835	796,736
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		275	286,799
Vornado Realty LP, 5.00%, 1/15/22		1,190	1,243,745
			2,556,990
Real Estate Management & Development — 0.9%
Lennar Corp., 5.00%, 11/15/22 (a)		440	403,700
Punch Taverns Finance PLC, Series A2R, 6.82%, 7/15/20	GBP	669	1,046,804
Realogy Corp. (a)(d):
7.88%, 2/15/19	USD	369	401,288
7.63%, 1/15/20		520	582,400
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		477	473,422
WEA Finance LLC, 4.63%, 5/10/21 (a)		305	317,501
			3,225,115
Road & Rail — 0.9%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		940	1,027,712
The Hertz Corp.:
5.88%, 10/15/20		230	236,038
7.38%, 1/15/21		1,450	1,566,000
6.25%, 10/15/22		385	391,737
			3,221,487
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		470	470,000
Software — 0.5%
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,085	1,033,462
Oracle Corp., 5.38%, 7/15/40 (d)		800	877,321
			1,910,783
Specialty Retail — 0.6%
The Home Depot, Inc., 5.88%, 12/16/36 (d)		830	956,119
QVC, Inc. (a):
7.50%, 10/01/19		395	425,841
7.38%, 10/15/20		975	1,059,384
			2,441,344

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	93

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22	USD	487	$451,084
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		404	398,950
The William Carter Co., 5.25%, 8/15/21 (a)		329	330,645
			1,180,679
Thrifts & Mortgage Finance — 0.4%
Radian Group, Inc., 5.38%, 6/15/15		1,400	1,449,000
Tobacco — 1.2%
Altria Group, Inc.:
9.95%, 11/10/38		800	1,183,177
10.20%, 2/06/39		1,389	2,108,651
Lorillard Tobacco Co., 7.00%, 8/04/41		500	515,256
Reynolds American, Inc., 4.75%, 11/01/42		1,050	917,649
			4,724,733
Wireless Telecommunication Services — 2.5%
America Movil SAB de CV, 2.38%, 9/08/16		800	810,906
Crown Castle International Corp., 5.25%, 1/15/23		465	439,425
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,595	1,798,444
Digicel Group Ltd., 8.25%, 9/30/20 (a)		405	429,300
Digicel Ltd., 6.00%, 4/15/21 (a)		800	772,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20		504	522,900
Rogers Communications, Inc., 7.50%, 8/15/38		1,175	1,504,207
SBA Tower Trust, 5.10%, 4/15/42 (a)		360	386,299
Softbank Corp., 4.50%, 4/15/20 (a)		550	519,992
Sprint Capital Corp.:
6.88%, 11/15/28		398	359,195
8.75%, 3/15/32		350	358,750
Sprint Communications, Inc. (a):
9.00%, 11/15/18		530	618,775
7.00%, 3/01/20		872	937,400
			9,457,593
Total Corporate Bonds — 83.4%			315,179,635

Foreign Agency Obligations
Italy Government International Bond, 5.38%, 6/15/33		470	470,987
Slovenia Government Bond, Series RS65, 4.38%, 4/02/14	EUR	1,600	2,129,337
Slovenia Government International Bond, 5.85%, 5/10/23 (a)	USD	432	406,080
Total Foreign Agency Obligations — 0.8%			3,006,404

Municipal Bonds
City of Detroit Michigan, GO, Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/14 (c)(e)		1,525	610,000
District of Columbia, Refunding RB, Howard University Issue, Series B, 7.63%, 10/01/35		1,000	1,096,800
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,095,749
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,260	1,457,114
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		670	882,826
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, 7.06%, 4/01/57		1,000	1,000,470
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Build America Bonds, 5.72%, 6/15/42		690	779,500
Series EE, 5.38%, 6/15/43		385	400,858
Series EE, 5.50%, 6/15/43		465	489,464

Municipal Bonds		Par (000)	Value
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39	USD	550	$595,188
5.60%, 3/15/40		950	1,025,905
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		395	456,612
State of California, GO, Build America Bonds:
7.63%, 3/01/40		860	1,114,835
Various Purpose, 7.55%, 4/01/39		140	181,472
State of Illinois, GO, Pension Funding, 5.10%, 6/01/33		1,000	876,150
University of California, RB, Build America Bonds, 5.95%, 5/15/45		440	476,727
Total Municipal Bonds — 3.3%			12,539,670

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.0%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		846	743,080
Collateralized Mortgage Obligation Trust, Series 40, Class R, 0.58%, 4/01/18		25	25
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,287	1,122,516
Series 2006-OA21, Class A1, 0.37%, 3/20/47 (b)		784	533,878
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		307	226,235
Series 2007-10, Class A22, 6.00%, 7/25/37		463	403,370
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		1,131	1,126,861
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.19%, 6/19/35 (b)		790	779,747
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.36%, 12/25/36 (b)		532	440,254
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		670	574,704
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.91%, 5/25/36 (b)		598	480,493
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33		905	964,460
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.93%, 5/25/47 (b)		335	279,271
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A21, 6.00%, 7/25/37		40	37,460
			7,712,354
Commercial Mortgage-Backed Securities — 12.9%
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class A2, 5.31%, 10/10/45		1,317	1,331,089
Series 2007-1, Class A4, 5.45%, 1/15/49		500	542,151
Series 2007-2, Class A4, 5.79%, 4/10/49 (b)		750	833,602
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		800	846,269
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.34%, 12/10/49 (b)		1,200	1,344,833
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,100	1,193,334
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.21%, 12/10/49 (b)		1,515	1,702,380
Commercial Mortgage Pass-Through Certificates:
Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)		1,750	1,870,773
Series 2013-LC6, Class B, 3.74%, 1/10/46		695	640,929
Series 2013-LC6, Class D, 4.43%, 1/10/46 (a)(b)		835	685,330

See Notes to Financial Statements.

94	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 5.99%, 6/15/38 (b)	USD	1,000	$1,082,354
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,854,505
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		1,010	1,107,708
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705	731,934
DBRR Trust, Series 2011-C32, Class A3A, 5.92%, 6/17/49 (a)(b)		365	403,267
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A4, 4.55%, 12/10/41		455	455,852
Greenwich Capital Commercial Funding Corp., Class A4:
Series 2006-GG7, 6.06%, 7/10/38 (b)		1,169	1,283,521
Series 2007-GG9, 5.44%, 3/10/39		2,165	2,376,503
GS Mortgage Securities Trust:
Series 2007-GG10, Class A4, 5.99%, 8/10/45 (b)(d)		430	473,406
Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)		1,255	1,147,571
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2 5.12%, 7/15/41		820	839,603
Series 2006-CB14, Class AM 5.63%, 12/12/44 (b)		330	356,008
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C4, Class A3, 5.56%, 6/15/29		274	277,991
Series 2004-C8, Class C, 4.93%, 12/15/39		1,385	1,422,074
Series 2007-C6, Class A4, 5.86%, 7/15/40		5,225	5,720,022
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,400	1,534,739
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)		4,000	4,413,436
Morgan Stanley Reremic Trust, Series 2011, Class A, 2.50%, 3/23/51 (a)		384	384,137
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		911	908,827
Titan Europe PLC, Series 2007-1X, Class A, 0.76%, 1/20/17 (b)	GBP	1,607	2,142,216
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48	USD	4,049	4,075,696
Series 2007-C33, Class A4, 6.12%, 2/15/51 (b)		2,285	2,493,442
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B, 4.31%, 8/15/45		700	686,957
Series 2012-C8, Class C, 5.04%, 8/15/45 (b)		900	872,499
Series 2013-C11, Class D, 4.32%, 3/15/45 (a)(b)		800	643,526
			48,678,484
Interest Only Collateralized Mortgage Obligations — 0.0%
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)		1,774	34,430
Interest Only Commercial Mortgage-Backed Securities — 1.3%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 2.05%, 8/15/45 (a)(b)		15,784	1,565,945
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.86%, 3/15/45 (a)(b)		9,480	1,224,904
WF-RBS Commercial Mortgage Trust (a)(b):
Series 2012-C8, Class XA, 2.40%, 8/15/45		6,041	736,130
Series 2012-C9, Class XA, 2.43%, 11/15/45		10,716	1,380,646
			4,907,625
Total Non-Agency Mortgage-Backed Securities — 16.2%			61,332,893

Preferred Securities
Capital Trusts
Capital Markets — 0.4%
The Bank of New York Mellon Corp., Series D, 4.50% (b)(g)		1,702	1,523,290
State Street Capital Trust IV, 1.25%, 6/15/37 (b)		70	56,700
			1,579,990

Preferred Securities		Par (000)		Value
Commercial Banks — 0.9%
BNP Paribas SA, 7.20% (a)(b)(g)	USD	1,000		$987,500
BPCE SA, 12.50% (a)(b)(g)		800		996,000
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)		505		501,212
Wachovia Capital Trust III, 5.57% (b)(g)		1,025		968,625
				3,453,337
Diversified Financial Services — 1.6%
Capital One Financial Corp., 4.75%, 7/15/21		975		1,025,939
General Electric Capital Corp., Series B, 6.25% (b)(d)(g)		900		913,500
JPMorgan Chase & Co., Series 1, 7.90% (b)(g)		3,500		3,858,750
				5,798,189
Electric Utilities — 0.5%
Electricite de France SA, 5.25% (a)(b)(g)		2,100		1,968,750
Insurance — 3.2%
The Allstate Corp., 6.50%, 5/15/57 (b)(d)		2,150		2,279,000
AXA SA, 6.46% (a)(b)(g)		1,025		1,019,875
Genworth Holdings, Inc., 6.15%, 11/15/66 (b)		1,150		1,000,500
Liberty Mutual Group, Inc., 7.00%, 3/15/37 (a)(b)		975		989,625
Lincoln National Corp., 6.05%, 4/20/67 (b)		750		742,500
MetLife Capital Trust IV, 7.88%, 12/15/37 (a)		645		732,075
MetLife, Inc., 6.40%, 12/15/66		3,500		3,517,500
Swiss Re Capital I LP, 6.85% (a)(b)(d)(g)		1,060		1,107,700
XL Group PLC, Series E, 6.50% (b)(g)		810		783,675
				12,172,450
Total Capital Trusts — 6.6%				24,972,716

Preferred Stock		Shares
Capital Markets — 0.3%
The Goldman Sachs Group, Inc., 5.50% (b)		46,000		1,041,900
Commercial Banks — 1.1%
US Bancorp, 6.00% (b)		150,000		4,023,000
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25% (b)		10,000		51,800
Total Preferred Stocks — 1.4%				5,116,700

Trust Preferreds — 0.1%
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		14,810		404,683
Total Preferred Securities — 8.1%				30,494,099

US Government Sponsored Agency Securities		Par (000)
Agency Obligations — 3.3%
Fannie Mae (d):
2.95%, 10/09/19 (h)	USD	7,305		6,108,551
5.63%, 7/15/37		825		1,011,202
Federal Home Loan Bank (d):
5.25%, 12/09/22		700		812,111
5.37%, 9/09/24		1,100		1,272,955
Resolution Funding Corp., 3.91%, 4/15/30 (h)		6,055		3,182,914
				12,387,733
Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 2,476.85%, 5/25/21 (b)		—	(i)	1,618
Series 1991-87, Class S, 26.19%, 8/25/21 (b)		16		24,910
Series 2005-5, Class PK, 5.00%, 12/25/34		414		441,157
Series G-7, Class S, 1,123.81%, 3/25/21 (b)		—	(i)	1,260
Series G-17, Class S, 1,061.94%, 6/25/21 (b)		—	(i)	1,367
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(i)	1,060
Series G-49, Class S, 1,015.66%, 12/25/21 (b)		—	(i)	544

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	95

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
US Government Sponsored Agency Securities		Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series 19, Class R, 16,284.32%, 3/15/20 (b)	USD	—	(i)	$285
Series 75, Class R, 9.50%, 1/15/21		—	(i)	1
Series 75, Class RS, 36.11%, 1/15/21 (b)		—	(i)	1
Series 173, Class R, 9.00%, 11/15/21		4		4
Series 173, Class RS, 9.25%, 11/15/21 (b)		—	(i)	4
Series 1057, Class J, 1,008.00%, 3/15/21		—	(i)	420
				472,631
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac Mortgage-Backed Securities (b):
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)		170		158,997
Series 2013-K24, Class B, 3.62%, 11/25/45 (a)		1,750		1,532,653
Series K013, Class A2, 3.97%, 1/25/21		930		985,961
				2,677,611
Interest Only Collateralized Mortgage Obligations — 2.6%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17		1		113
Series 89, Class 2, 8.00%, 10/01/18		2		174
Series 94, Class 2, 9.50%, 8/01/21		1		132
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(i)	130
Series 1990-136, Class S, 19.89%, 11/25/20 (b)		3,896		5,685
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(i)	786
Series 1991-99, Class L, 930.00%, 8/25/21		—	(i)	519
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		114		2,921
Series 2012-47, Class NI, 4.50%, 4/25/42		5,333		1,092,336
Series 2012-96, Class DI, 4.00%, 2/25/27		7,557		889,514
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)		13,317		1,892,284
Series G-10, Class S, 1,087.19%, 5/25/21 (b)		—	(i)	4,829
Series G-12, Class S, 1,154.11%, 5/25/21 (b)		—	(i)	2,934
Series G92-5, Class H, 9.00%, 1/25/22		17		1,621
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21		10		163
Series 200, Class R, 197,388.08%, 12/15/22 (b)		—	(i)	422
Series 1043, Class H, 44.18%, 2/15/21 (b)		2,957		6,334
Series 1054, Class I, 865.53%, 3/15/21 (b)		—	(i)	444
Series 1056, Class KD, 1,084.50%, 3/15/21		—	(i)	315
Series 1148, Class E, 1,175.36%, 10/15/21 (b)		—	(i)	1,065
Series 1254, Class Z, 8.50%, 4/15/22		38		5,862
Series 2611, Class QI, 5.50%, 9/15/32		1,127		123,609
Series K707, Class X1, 1.69%, 12/25/18 (b)		2,510		173,669
Series K710, Class X1, 1.91%, 5/25/19 (b)		8,635		725,610
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-78, Class SD, 6.02%, 9/20/32		5,937		962,959
Series 2009-116, Class KS, 6.29%, 12/16/39		3,786		511,322
Series 2011-52, Class NS, 6.49%, 4/16/41		16,285		3,156,347
				9,562,099
Mortgage-Backed Securities — 8.0%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/15/43 (j)		16,300		15,630,808
4.00%, 12/01/41 (d)		3,302		3,413,009
4.50%, 7/01/41 (d)		4,186		4,426,122
5.00%, 8/01/34		2,837		3,052,921
5.50%, 12/01/13–6/01/38		1,838		1,992,701
6.00%, 3/01/16–12/01/38 (d)		1,660		1,808,504

US Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities, 8.00%, 7/15/24	USD	—	(i)	$331
				30,324,396
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23		6		5,572
Series 228, Class 1, 6/01/23		4		4,179
Series 1993-51, Class E, 2/25/23		20		18,410
Series 1993-70, Class A, 5/25/23		3		2,612
				30,773
Total US Government Sponsored Agency Securities — 14.7%				55,455,243

US Treasury Obligations
US Treasury Bonds (d):
6.25%, 8/15/23		4,355		5,707,772
5.38%, 2/15/31		375		475,195
3.50%, 2/15/39		2,865		2,813,072
4.25%, 5/15/39		2,770		3,079,462
4.38%, 5/15/40		8,225		9,319,953
4.75%, 2/15/41		1,621		1,946,466
4.38%, 5/15/41		805		911,914
3.13%, 11/15/41		9,925		8,972,815
3.13%, 2/15/42		2,368		2,137,489
3.00%, 5/15/42		2,730		2,398,136
3.13%, 2/15/43		2,344		2,105,122
US Treasury Notes, 1.75%, 5/15/22 (d)		152		141,930
Total US Treasury Obligations — 10.6%				40,009,326
Total Long-Term Investments
(Cost — $539,064,589) — 144.3%				545,002,086

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k)(l)		6,904,938		6,904,938
Total Short-Term Securities
(Cost — $6,904,938) — 1.8%				6,904,938

Options Purchased
(Cost — $1,198,938) — 0.4%				1,600,620
Total Investments Before Options Written
(Cost — $547,168,465) — 146.5%				553,507,644

Options Written
(Premiums Received — $804,034) — (0.3)%				(1,337,670)
Total Investments, Net of Options Written — 146.2%				552,169,974
Liabilities in Excess of Other Assets — (46.2)%				(174,364,776)
Net Assets — 100.0%				$377,805,198

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	All or a portion of securities with an aggregate market value of $153,978,750 have been pledged as collateral for open reverse repurchase agreements.

See Notes to Financial Statements.

96	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Convertible security.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Amount is less than $500.
(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2013 were as follows:

Counterparty	Value	Unrealized Depreciation
J.P. Morgan Securities LLC	$15,630,808	$(12,098)

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund	1,343,014	5,561,924	6,904,938	$1,827	$26

(l)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	Open	$340,864	$339,017
BNP Paribas Securities Corp.	0.34%	1/09/13	Open	1,969,000	1,973,370
BNP Paribas Securities Corp.	0.35%	1/11/13	Open	4,760,000	4,768,114
Credit Suisse Securities (USA) LLC	0.35%	1/14/13	Open	2,160,813	2,165,644
UBS Securities LLC	(0.50)%	1/15/13	Open	496,600	495,027
UBS Securities LLC	0.28%	1/15/13	Open	3,553,388	3,559,689
UBS Securities LLC	0.32%	1/15/13	Open	1,421,275	1,424,155
UBS Securities LLC	0.32%	1/15/13	Open	2,622,000	2,627,314
UBS Securities LLC	0.32%	1/15/13	Open	701,950	703,373
UBS Securities LLC	0.32%	1/15/13	Open	382,775	383,551
UBS Securities LLC	0.32%	1/15/13	Open	1,571,500	1,574,685
UBS Securities LLC	0.32%	1/15/13	Open	985,500	987,497
UBS Securities LLC	0.32%	1/15/13	Open	784,687	786,278
UBS Securities LLC	0.33%	1/15/13	Open	1,438,650	1,441,657
UBS Securities LLC	0.33%	1/15/13	Open	1,281,500	1,284,178
UBS Securities LLC	0.34%	1/15/13	Open	934,000	936,011
UBS Securities LLC	0.34%	1/15/13	Open	796,875	798,591
UBS Securities LLC	0.34%	1/15/13	Open	4,346,880	4,353,571
UBS Securities LLC	0.34%	1/15/13	Open	933,750	935,761
UBS Securities LLC	0.34%	1/15/13	Open	561,600	562,809
UBS Securities LLC	0.34%	1/15/13	Open	823,500	825,273
UBS Securities LLC	0.35%	1/15/13	Open	1,021,250	1,023,514
BNP Paribas Securities Corp.	0.35%	1/22/13	Open	883,000	884,906
Credit Suisse Securities (USA) LLC	0.35%	2/01/13	Open	1,793,610	1,797,307
Credit Suisse Securities (USA) LLC	0.35%	2/01/13	Open	1,937,250	1,941,243
Deutsche Bank Securities, Inc.	0.16%	2/07/13	Open	1,406,625	1,407,907
BNP Paribas Securities Corp.	0.32%	2/08/13	Open	2,384,000	2,388,344
BNP Paribas Securities Corp.	0.32%	2/08/13	Open	505,000	505,920
BNP Paribas Securities Corp.	0.15%	2/14/13	Open	9,937,406	9,942,977
BNP Paribas Securities Corp.	0.33%	2/14/13	Open	1,020,000	1,021,861
UBS Securities LLC	0.34%	2/14/13	Open	1,089,625	1,091,673
UBS Securities LLC	0.34%	2/14/13	Open	814,000	815,530
BNP Paribas Securities Corp.	0.20%	2/20/13	Open	150,670	150,832
BNP Paribas Securities Corp.	0.34%	2/28/13	Open	2,258,000	2,261,945
BNP Paribas Securities Corp.	0.34%	2/28/13	Open	1,109,000	1,110,938
BNP Paribas Securities Corp.	0.33%	3/07/13	Open	1,884,000	1,887,074
BNP Paribas Securities Corp.	0.33%	3/07/13	Open	1,228,000	1,230,004
BNP Paribas Securities Corp.	0.33%	3/07/13	Open	2,313,000	2,316,774
BNP Paribas Securities Corp.	0.33%	3/11/13	Open	2,932,000	2,936,677
Barclays Capital, Inc.	0.35%	4/02/13	Open	1,025,525	1,027,031

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	97

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

Reverse repurchase agreements outstanding as of August 31, 2013 were as follows: (concluded)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	4/02/13	Open	$1,804,525	$1,807,174
Barclays Capital, Inc.	0.35%	4/02/13	Open	1,249,962	1,251,797
Barclays Capital, Inc.	0.35%	4/02/13	Open	369,609	370,152
BNP Paribas Securities Corp.	0.19%	4/02/13	Open	2,719,763	2,721,944
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.20%	4/02/13	Open	3,465,963	3,468,889
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.22%	4/02/13	Open	6,446,663	6,452,651
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.22%	4/02/13	Open	908,250	909,094
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.20%	4/02/13	Open	6,205,875	6,211,116
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,460,625	1,462,755
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,232,000	1,233,797
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,751,625	1,754,179
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	599,687	600,562
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,363,837	1,365,826
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,505,317	1,507,513
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,372,250	1,374,251
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,600,156	1,602,490
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,317,750	1,319,672
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	262,812	263,196
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,359,375	1,361,357
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,284,050	1,285,923
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	361,875	362,403
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	411,500	412,100
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	5,642,775	5,648,335
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,967,006	1,969,875
UBS Securities LLC	0.32%	4/11/13	Open	1,625,000	1,627,066
UBS Securities LLC	0.40%	4/11/13	Open	4,044,938	4,051,364
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.14%	4/25/13	Open	10,877,563	10,883,019
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.14%	4/25/13	Open	3,560,880	3,562,666
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.14%	4/25/13	Open	3,262,519	3,264,155
BNP Paribas Securities Corp.	0.00%	4/29/13	Open	2,212,665	2,212,665
BNP Paribas Securities Corp.	0.00%	4/29/13	Open	1,045,494	1,045,494
UBS Securities LLC	0.34%	4/30/13	Open	969,750	970,886
UBS Securities LLC	0.34%	4/30/13	Open	858,950	859,956
UBS Securities LLC	0.35%	4/30/13	Open	897,625	898,707
UBS Securities LLC	0.37%	4/30/13	Open	1,102,400	1,103,805
Citigroup Global Markets, Inc.	0.06%	6/06/13	Open	438,062	438,062
Barclays Capital, Inc.	0.35%	6/24/13	Open	3,344,933	3,347,177
BNP Paribas Securities Corp.	0.00%	7/24/13	Open	493,594	493,650
BNP Paribas Securities Corp.	0.10%	6/24/13	Open	1,077,656	1,077,863
BNP Paribas Securities Corp.	0.32%	6/24/13	Open	2,886,000	2,887,770
BNP Paribas Securities Corp.	0.04%	7/24/13	Open	1,832,500	1,832,577
BNP Paribas Securities Corp.	0.16%	8/08/13	9/12/13	14,223,000	14,224,264
Deutsche Bank Securities, Inc.	0.34%	8/29/13	Open	2,040,000	2,040,039
Total				$172,015,847	$172,206,258

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
270	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	59,332,500	$23,559
225	30-Year US Treasury Bond	Chicago Board of Trade	December 2013	USD	29,678,906	226,297
99	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2013	USD	14,045,625	144,728
(549)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	68,230,406	(198,874)
(25)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	2,991,992	3,678
150	90-Day Euribor Future	NYSE Liffe	December 2014	USD	49,262,024	(23,168)
(197)	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	48,907,713	42,419
Total						$218,639

See Notes to Financial Statements.

98	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,808,340	EUR	5,067,000	UBS AG	9/25/13	$111,079
USD	467,323	GBP	300,000	BNP Paribas S.A.	10/22/13	2,586
USD	8,638,425	GBP	5,728,000	Deutsche Bank AG	10/22/13	(234,966)
Total						$(121,301)

•	Over-the-counter interest rate swaptions purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.11%	Receive	3-month LIBOR	9/03/13	USD	5,200	$1
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.10%	Pay	3-month LIBOR	2/22/16	USD	2,500	120,133
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	4.00%	Pay	3-month LIBOR	3/14/16	USD	15,000	789,419
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/16/17	USD	6,300	322,292
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	5/22/18	USD	6,000	368,775
Total									$1,600,620

•	Over-the-counter interest rate swaptions written as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.35%	Pay	3-month LIBOR	4/08/14	USD	15,300	$(20,952)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.35%	Pay	3-month LIBOR	7/11/14	USD	15,600	(24,144)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	4/08/14	USD	15,300	(294,053)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	15,600	(419,824)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/16/17	USD	12,600	(255,618)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	5/22/18	USD	12,000	(323,079)
Total									$(1,337,670)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	1,400	$(81,904)	$29,242	$(111,146)
The New York Times Co.	1.00%	Barclays Capital, Inc.	12/20/16	USD	1,800	11,384	82,977	(71,593)
Total						$(70,520)	$112,219	$(182,739)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Credit Suisse AG	9/20/16	A-	USD	545	$5,480	$(30,523)	$36,003
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	730	7,341	(37,387)	44,728
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	500	5,027	(24,922)	29,949
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	275	2,764	(12,319)	15,083
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	910	9,151	(45,704)	54,855
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	298	2,563	(14,302)	16,865
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	290	2,493	(15,203)	17,696
Total							$34,819	$(180,360)	$215,179

[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under terms of the agreements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	99

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Interest rate swaps outstanding as of August 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/25/15	USD	20,900	$(15,974)	$(16,202)
0.48%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/01/15	USD	50,000	55,825	55,253
0.68%[2]	3-month LIBOR	Chicago Mercantile	2/03/14[3]	2/01/16	USD	20,800	53,235	52,995
1.56%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/01/18	USD	2,100	17,267	17,239
1.25%[1]	6-Month Euribor	Chicago Mercantile	N/A	8/23/18	EUR	5,000	(34,650)	(7,884)
1.05%[1]	6-Month Euribor	Chicago Mercantile	N/A	8/28/18	EUR	5,000	(100,257)	(79,185)
1.89%[1]	3-month LIBOR	Chicago Mercantile	2/03/14[3]	2/01/19	USD	8,500	(64,497)	(64,611)
2.42%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/22/20	USD	7,500	(21,165)	(21,275)
2.06%[1]	3-month LIBOR	Deutsche Bank AG	N/A	2/25/23	USD	3,400	(234,324)	(234,324)
2.11%[1]	3-month LIBOR	Goldman Sachs Bank USA	N/A	3/14/23	USD	300	(19,664)	(19,664)
2.63%[2]	3-month LIBOR	Chicago Mercantile	N/A	6/24/23	USD	900	22,240	22,225
4.27%[2]	3-month LIBOR	Chicago Mercantile	8/23/16[3]	8/23/26	USD	4,800	69,702	69,623
3.05%[2]	3-month LIBOR	Deutsche Bank AG	N/A	2/07/43	USD	4,800	567,491	567,491
2.88%[2]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A	4/16/43	USD	800	120,980	120,980
Total							$416,209	$462,661
[1]	Trust pays the floating rate and receives the fixed rate.
[2]	Trust pays the fixed rate and receives the floating rate.
[3]	Forward interest rate swap.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$16,099,534	$10,488,482	$26,588,016
Common Stocks	—	—	396,800	396,800
Corporate Bonds	—	308,885,385	6,294,250	315,179,635
Foreign Agency Obligations	—	3,006,404	—	3,006,404
Municipal Bonds	—	12,539,670	—	12,539,670
Non-Agency Mortgage-Backed Securities	—	61,332,868	25	61,332,893
Preferred Securities	$5,521,383	24,972,716	—	30,494,099
US Government Sponsored Agency Securities	—	55,454,526	717	55,455,243
US Treasury Obligations	—	40,009,326	—	40,009,326
Short-Term Securities	6,904,938	—	—	6,904,938
Options Purchased:
Interest Rate Contracts	—	1,600,620	—	1,600,620
Total	$12,426,321	$523,901,049	$17,180,274	$553,507,644

See Notes to Financial Statements.

100	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$215,179	—	$215,179
Foreign currency exchange contracts	—	113,665	—	113,665
Interest rate contracts	$440,681	905,806	—	1,346,487
Liabilities:
Credit contracts	—	(182,739)	—	(182,739)
Foreign currency exchange contracts	—	(234,966)	—	(234,966)
Interest rate contracts	(222,042)	(1,780,815)	—	(2,002,857)
Total	$218,639	$(963,870)	—	$(745,231)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$19,756	—	—	$19,756
Foreign currency at value	52,462	—	—	52,462
Cash pledged for financial futures contracts .	453,000	—	—	453,000
Cash pledged for centrally cleared swaps	420,000	—	—	420,000
Cash pledged as collateral for reverse repurchase agreements	7,923,000	—	—	7,923,000
Cash pledged as collateral for over-the-counter swaps	570,000	—	—	570,000
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(1,500,000)	—	(1,500,000)
Reverse repurchase agreements	—	(172,206,258)	—	(172,206,258)
Total	$9,438,218	$(173,706,258)	—	$(164,268,040)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.
A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2012	$1,537,590	$1	$1,957,000	$523,393	$36,218	$4,054,202
Transfers into Level 3[2]	—	—	5,271,934	—	2,112	5,274,046
Transfers out of Level 3[2]	(751,537)	—	—	—	—	(751,537)
Accrued discounts/premiums	(423,923)	—	(11,700)	2,635	(8)	(432,996)
Net realized gain (loss)	—	(1,784)	4,260	35,719	(1,379)	36,816
Net change in unrealized appreciation/depreciation[3]	223,793	398,584	(830,918)	(4,965)	2,342	(211,164)
Purchases	9,902,559	—	—	—	—	9,902,559
Sales	—	(1)	(96,326)	(556,757)	(38,568)	(691,652)
Closing Balance, as of August 31, 2013	$10,488,482	$396,800	$6,294,250	$25	$717	$17,180,274

[2]	As of August 31, 2012, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $5,274,047 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(210,115).

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	101

Schedule of Investments August 31, 2013	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 1.1%
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M2, 0.84%, 3/25/35 (a)	$3,229		$3,211,332
Securitized Asset-Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.61%, 10/25/35 (a)	1,875		1,571,214
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 7.60%, 5/01/16	79		82,900
Series 1996-20G, 7.70%, 7/01/16	75		78,727
Series 1996-20H, 7.25%, 8/01/16	82		86,289
Series 1996-20K, 6.95%, 11/01/16	218		229,784
Series 1997-20C, 7.15%, 3/01/17	87		92,671
			5,352,917
Interest Only Asset-Backed Securities — 0.2%
Small Business Administration, Series 1, 1.00%, 4/01/15	1,063		9,305
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	3,487		246,303
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)	6,633		439,443
			695,051
Total Asset-Backed Securities — 1.3%			6,047,968

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.1%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.49%, 4/01/18	—(c)		53
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	582		557,204
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.45%, 10/25/35 (a)	2,631		2,193,625
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.28%, 8/25/23 (a)	47		52,961
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	1,267		1,350,244
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.56%, 8/25/34 (a)	1,325		1,289,208
			5,443,295
Commercial Mortgage-Backed Securities — 0.6%
Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420		2,652,385
Interest Only Collateralized Mortgage Obligations — 0.8%
Bank of America Mortgage Securities Inc., Series 2003-3, Class 1A, 0.25%, 5/25/33 (a)	37,605		228,641
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	768		189,715
First Boston Mortgage Securities Corp., Series C, 10.97%, 4/25/17	11		964
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)	3,526		68,445
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	78,334		289,521
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 4/25/34 (a)	9,462		104,974
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	312		35,757
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	286		23,210
Sequoia Mortgage Trust, Series 2005-2, Class XA, 1.05%, 3/20/35 (a)	36,513		587,639

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 5.02%, 8/25/36 (a)	$19,288		$2,115,639
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.03%, 5/15/29 (a)	43,642		15,100
			3,659,605
Interest Only Commercial Mortgage-Backed Securities — 0.0%
CS First Boston Mortgage Securities Corp., Series 1997-C1, Class AX, 1.34%, 6/20/29 (a)(b)	2,210		19,249
Principal Only Collateralized Mortgage Obligations — 0.4%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-26, 8/25/33	772		713,154
Series 2003-J4, 6/25/33	138		124,515
Series 2003-J5, 7/25/33	278		254,900
Series 2003-J8, 9/25/23	177		154,544
Drexel Burnham Lambert CMO Trust, Class 1:
Series K, 9/23/17	5		5,041
Series V, 9/01/18	6		5,773
MASTR Asset Securitization Trust, Series 2004-3, Class 4A15, 3/25/34	8		7,174
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 2/25/36	628		379,124
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 4/25/24	6		6,067
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 11/25/35	273		186,997
			1,837,289
Total Non-Agency Mortgage-Backed Securities — 2.9%			13,611,823

US Government Sponsored Agency Securities
Agency Obligations — 2.3%
Federal Housing Administration:
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	139		136,197
Merrill Projects, Series 54, 7.43%, 5/15/23	2		1,685
Reilly Projects, Series 41, 8.28%, 3/01/20	162		161,365
USGI Projects, Series 87, 7.43%, 12/01/22	58		56,823
USGI Projects, Series 99, 7.43%, 6/01/21	3,755		3,675,465
USGI Projects, Series 99, 7.43%, 10/01/23	36		34,957
USGI Projects, Series 99, 7.43%, 10/01/23	106		103,283
Resolution Funding Corp., 3.91%, 4/15/30 (d)	13,000		6,833,671
			11,003,446
Collateralized Mortgage Obligations — 40.7%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 2,476.85%, 5/25/21 (a)	—	(c)	3,474
Series 1991-87, Class S, 26.19%, 8/25/21 (a)	35		54,428
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	250		288,282
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		13,993,015
Series 2004-31, Class ZG, 7.50%, 5/25/34	3,683		4,236,984
Series 2005-73, Class DS, 17.07%, 8/25/35 (a)	1,908		2,548,727
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		46,671,383
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		14,994,030
Series 2011-142, Class PE, 3.50%, 1/25/42	15,567		15,390,228
Series G-7, Class S, 1,123.81%, 3/25/21 (a)	—	(c)	2,705
Series G-17, Class S, 1,061.94%, 6/25/21 (a)	—	(c)	2,935
Series G-33, Class PV, 1,078.42%, 10/25/21	—	(c)	2,276
Series G-49, Class S, 1,015.66%, 12/25/21 (a)	—	(c)	1,168

See Notes to Financial Statements.

102	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
US Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series 19, Class F, 8.50%, 3/15/20	$39		$41,163
Series 19, Class R, 16,284.32%, 3/15/20 (a)	—	(c)	612
Series 40, Class K, 6.50%, 8/17/24	231		257,356
Series 75, Class R, 9.50%, 1/15/21	—	(c)	1
Series 75, Class RS, 36.11%, 1/15/21 (a)	—	(c)	1
Series 173, Class R, 9.00%, 11/15/21	9		9
Series 173, Class RS, 9.25%, 11/15/21 (a)	—	(c)	9
Series 192, Class U, 1,009.03%, 2/15/22 (a)	—	(c)	31
Series 1057, Class J, 1,008.00%, 3/15/21	—	(c)	902
Series 1160, Class F, 39.38%, 10/15/21 (a)	13		26,945
Series 2218, Class Z, 8.50%, 3/15/30	3,825		4,523,607
Series 2542, Class UC, 6.00%, 12/15/22	4,240		4,716,246
Series 2758, Class KV, 5.50%, 5/15/23	8,243		8,948,865
Series 2861, Class AX, 10.52%, 9/15/34 (a)	94		104,389
Series 2927, Class BZ, 5.50%, 2/15/35	3,308		3,802,866
Series 3856, Class PB, 5.00%, 5/15/41	10,000		11,173,230
Series 4016, Class BX, 4.00%, 9/15/41	15,408		15,620,192
Series T-11, Class A9, 2.78%, 1/25/28 (a)	1,678		1,742,516
Ginnie Mae Mortgage-Backed Securities:
Series 1996-5, Class Z, 7.00%, 5/16/26	378		425,783
Series 2001-33, Class PB, 6.50%, 7/20/31	677		763,124
Series 2004-89, Class PE, 6.00%, 10/20/34	1,522		1,583,547
Series 2011-80, Class PB, 4.00%, 10/20/39	11,489		11,955,603
Series 2011-88, Class PY, 4.00%, 6/20/41	15,402		15,934,509
Series 2012-16, Class HJ, 4.00%, 9/20/40	10,000		10,438,440
			190,249,581
Interest Only Collateralized Mortgage Obligations — 5.5%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17	3		243
Series 89, Class 2, 8.00%, 10/01/18	4		373
Series 94, Class 2, 9.50%, 8/01/21	2		284
Series 1990-123, Class M, 1,009.50%, 10/25/20	—	(c)	280
Series 1990-136, Class S, 19.89%, 11/25/20 (a)	8		12,206
Series 1991-99, Class L, 930.00%, 8/25/21	—	(c)	1,114
Series 1991-139, Class PT, 648.35%, 10/25/21	—	(c)	1,687
Series 1993-199, Class SB, 7.32%, 10/25/23 (a)	330		34,816
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	227		5,842
Series 1997-90, Class M, 6.00%, 1/25/28	3,344		561,898
Series 1999-W4, 6.50%, 12/25/28	219		40,855
Series 2010-74, Class DI, 5.00%, 12/25/39	18,627		864,593
Series 2011-124, Class GS, 6.52%, 3/25/37 (a)	20,451		3,319,407
Series 2012-96, Class DI, 4.00%, 2/25/27	9,594		1,129,204
Series 2013-45, Class EI, 4.00%, 4/25/43	19,216		3,143,245
Series G-10, Class S, 1,087.19%, 5/25/21 (a)	—	(c)	10,368
Series G-12, Class S, 1,154.11%, 5/25/21 (a)	—	(c)	6,300
Series G92-5, Class H, 9.00%, 1/25/22	44		4,168
Series G92-12, Class C, 1,016.90%, 2/25/22	—	(c)	2,028
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	156		6,205
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21	—	(c)	350
Series 200, Class R, 197,388.08%, 12/15/22 (a)	—	(c)	906
Series 1043, Class H, 44.18%, 2/15/21 (a)	6,349		13,599
Series 1054, Class I, 865.53%, 3/15/21 (a)	—	(c)	954
Series 1056, Class KD, 1,084.50%, 3/15/21	—	(c)	677
Series 1148, Class E, 1,175.36%, 10/15/21 (a)	—	(c)	2,287
Series 2559, 0.50%, 8/15/30 (a)	106		1,427

US Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
Series 2611, Class QI, 5.50%, 9/15/32	$2,056		$225,603
Series 3744, Class PI, 4.00%, 6/15/39	16,814		2,807,924
Series 3745, Class IN, 4.00%, 1/15/35	35,095		3,749,519
Series 4026, 4.50%, 4/15/32	5,778		971,860
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-116, Class KS, 6.29%, 12/16/39	4,372		590,541
Series 2011-52, Class MJ, 6.47%, 4/20/41	19,622		4,003,207
Series 2011-52, Class NS, 6.49%, 4/16/41	21,478		4,162,883
			25,676,853
Mortgage-Backed Securities — 123.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 8/15/43–9/15/43 (f)	87,658		83,808,196
3.50%, 10/15/41–9/15/42 (e)(f)	59,804		59,782,898
4.00%, 1/15/41–9/15/42 (f)	37,144		38,391,385
4.50%, 8/15/25–9/15/43 (e)(f)(g)	126,133		133,980,348
5.00%, 1/15/23–9/15/43 (e)(f)	107,553		116,466,137
5.50%, 2/15/33–9/15/43 (f)(g)	47,105		51,157,873
5.97%, 8/01/16	2,975		3,319,158
6.00%, 9/15/43–10/15/43 (f)	65,400		71,548,281
6.50%, 12/15/37–10/15/39 (f)	17,614		19,443,596
7.50%, 2/01/22	—	(c)	91
9.50%, 9/15/24 (f)	2		2,214
Freddie Mac Mortgage-Backed Securities:
2.55%, 10/01/34 (a)	287		292,740
2.61%, 1/01/35 (a)	191		192,166
2.73%, 11/01/17 (a)	11		11,059
5.00%, 2/01/22–4/01/22	454		490,846
9.00%, 9/01/20	28		31,006
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21–12/15/23	134		142,485
8.00%, 10/15/22–8/15/27	60		66,561
9.00%, 4/15/20–9/15/21	7		6,381
			579,133,421
Principal Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23	13		11,963
Series 228, Class 1, 6/01/23	10		8,972
Series 1991-7, Class J, 2/25/21	8		7,891
Series 1993-51, Class E, 2/25/23	42		39,525
Series 1993-70, Class A, 5/25/23	6		5,609
Series 1999-W4, Class PO, 2/25/29	115		105,361
Series 2002-13, Class PR, 3/25/32	242		221,282
Series G93-2, Class KB, 1/25/23	116		107,920
Freddie Mac Mortgage-Backed Securities:
Series 1418, Class M, 11/15/22	45		42,107
Series 1571, Class G, 8/15/23	300		272,800
Series 1691, Class B, 3/15/24	578		534,663
Series T-8, Class A10, 11/15/28	90		84,067
			1,442,160
Total US Government Sponsored Agency Securities — 172.6%			807,505,461

US Treasury Obligations
US Treasury Notes:
0.63%, 9/30/17 (e)	7,945		7,736,444
1.00%, 11/30/19 (e)	2,965		2,788,259
1.63%, 11/15/22	780		712,177
2.50%, 8/15/23	1,530		1,497,010
Total US Treasury Obligations — 2.7%			12,733,890
Total Long-Term Investments (Cost — $847,502,231) — 179.5%			839,899,142

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	103

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
Money Market Funds — 3.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (h)(i)	14,996,794	$14,996,794

	Par (000)
Borrowed Bond Agreement — 0.2%
Credit Suisse Securities (USA) LLC, 0.05%, 9/02/13 (Purchased on 2/04/13 to be repurchased at $847,324, collateralized by US Treasury Bonds, 2.75%, 11/15/42, par and fair value of USD 917,000 and $760,824, respectively)	$847	847,079
Total Short-Term Securities (Cost — $15,843,873) — 3.4%		15,843,873
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $863,346,104) — 182.9%		855,743,015

Borrowed Bonds	Par (000)	Value
US Treasury Bonds, 2.75%, 11/15/42	$917	$(760,824)
Total Borrowed Bonds (Proceeds — $842,347) — (0.2)%		(760,824)

TBA Sale Commitments (f)
Fannie Mae Mortgage-Backed Securities:
3.00%, 8/15/43 — 9/15/43	56,800	(54,468,093)
3.50%, 10/15/41 — 9/15/42	22,200	(22,193,062)
4.50%, 8/15/25 — 9/15/43	17,600	(18,632,433)
5.00%, 1/15/23 — 9/15/43	39,200	(42,114,828)
6.00%, 9/15/43–10/15/43	43,600	(47,700,563)
Total TBA Sale Commitments (Proceeds — $184,946,964) — (39.5)%		(185,108,979)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 143.2%		669,873,212
Liabilities in Excess of Other Assets — (43.2)%		(201,925,173)
Net Assets — 100.0%		$467,948,039

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Amount is less than $500.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	All or a portion of securities with an aggregate market value of $320,754,086 have been pledged as collateral for open reverse repurchase agreements.
(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC	$6,563	$(820)
Deutsche Bank Securities, Inc	$14,384,700	$(104,282)
Goldman Sachs & Co	$(1,389,407)	$20,402
J.P. Morgan Securities LLC	$19,319,832	$17,274
Morgan Stanley & Co. LLC	—	$(33,906)
Wells Fargo Securities, LLC	$(3,835,781)	$1,719

(g)	All or a portion of security has been pledged as collateral in connection with swaps.
(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Art, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund	2,187,808	12,808,986	14,996,794	$7,875	$94

(i)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

104	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Reverse repurchase agreements outstanding as of August 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.15%	1/28/13	Open	$22,922,685	$22,939,424
BNP Paribas Securities Corp.	0.00%	2/08/13	Open	2,916,819	2,916,819
Deutsche Bank Securities, Inc.	0.10%	5/31/13	Open	7,885,413	7,887,450
BNP Paribas Securities Corp.	0.16%	8/08/13	9/12/13	84,864,000	84,871,543
Morgan Stanley & Co. LLC	0.16%	8/12/13	9/12/13	29,726,000	29,728,642
Total				$148,314,917	$148,343,878

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
37	90-Day Euro-Dollar	Chicago Mercantile	September 2013	USD	9,225,488	$26,863
(2)	90-Day Euro-Dollar	Chicago Mercantile	December 2013	USD	498,500	(79)
(74)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	16,261,500	(7,347)
(517)	30-Year US Treasury Bond	Chicago Board of Trade	December 2013	USD	68,195,531	(747,071)
(152)	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2013	USD	21,565,000	(356,487)
(27)	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	6,725,700	(2,131)
(41)	90-Day Euro-Dollar	Chicago Mercantile	June 2014	USD	10,204,388	(13,859)
(41)	90-Day Euro-Dollar	Chicago Mercantile	September 2014	USD	10,192,600	(9,003)
(41)	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	10,178,763	(3,096)
(41)	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	10,161,337	8,516
(12)	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	2,967,600	14,077
(12)	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	2,959,800	18,927
(12)	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	2,951,250	23,827
(12)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	2,942,400	28,702
Total						$(1,018,161)

•	Interest rate swaps outstanding as of August 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
4.88%[1]	3-month LIBOR	UBS AG	3/21/15	USD	25,000	$1,700,023	—	$1,700,023
0.46%[1]	3-month LIBOR	Chicago Mercantile	6/11/15	USD	100	(79)	—	(79)
4.87%[1]	3-month LIBOR	Goldman Sachs Bank USA	1/25/16	USD	5,500	543,884	—	543,884
2.81%[1]	3-month LIBOR	Citibank N.A.	2/06/16	USD	20,000	1,009,020	—	1,009,020
5.72%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	7/14/16	USD	5,400	738,310	—	738,310
4.31%[2]	3-month LIBOR	Deutsche Bank AG	10/01/18	USD	60,000	(7,386,262)	—	(7,386,262)
3.43%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	3/28/21	USD	6,000	384,889	$(211,777)	596,666
5.41%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	8/15/22	USD	9,565	2,047,854	—	2,047,854
Total						$(962,361)	$(211,777)	$(750,584)
[1]	Trust pays the floating rate and receives the fixed rate.
[2]	Trust pays the fixed interest rate and receives the floating rate.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	105

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,352,917	$695,051	$6,047,968
Non-Agency Mortgage-Backed Securities	—	10,803,518	2,808,305	13,611,823
US Government Sponsored Agency Securities	—	800,190,903	7,314,558	807,505,461
US Treasury Obligations	—	12,733,890	—	12,733,890
Short-Term Securities:
Borrowed Bond Agreements	—	847,079	—	847,079
Money Market Funds	$14,996,794	—	—	14,996,794
Liabilities:
Investments:
Borrowed Bonds	—	(760,824)	—	(760,824)
TBA Sale Commitments	—	(185,108,979)	—	(185,108,979)
Total	$14,996,794	$644,058,504	$10,817,914	$669,873,212

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$120,912	$6,635,757	—	$6,756,669
Liabilities:
Interest rate contracts	(1,139,073)	(7,386,341)	—	(8,525,414)
Total	$(1,018,161)	$(750,584)	—	$(1,768,745)
[1]	Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,397,000	—	—	$2,397,000
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Cash pledged as collateral for over-the-counter swaps	2,900,000	—	—	2,900,000
Cash pledged as collateral for reverse repurchase agreements	2,060,000	—	—	2,060,000
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(4,520,000)	—	(4,520,000)
Reverse repurchase agreements	—	(148,343,878)	—	(148,343,878)
Total	$7,367,000	$(152,863,878)	—	$(145,496,878)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2012	$917,196	$4,067,898	$4,622,964	$9,608,058
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(452,945)	—	(452,945)
Accrued discounts/premiums	(508,200)	—	(167,938)	(676,138)
Net realized gain (loss)	—	—	(15,437)	(15,437)
Net change in unrealized appreciation/depreciation[2]	286,055	(806,648)	1,140,632	620,039
Purchases	—	—	2,189,702	2,189,702
Sales	—	—	(455,365)	(455,365)
Closing Balance, as of August 31, 2013	$695,051	$2,808,305	$7,314,558	$10,817,914

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $620,041.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

106	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Common Stocks (a)		Shares	Value
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc.		5,037	$31,733
Media — 0.0%
Adelphia Recovery Trust		396,568	1,111
Paper & Forest Products — 0.3%
NewPage Corp.		3,380	270,400
Total Common Stocks — 0.3%			303,244

Corporate Bonds		Par (000)
Aerospace & Defense — 0.5%
Bombardier, Inc., 4.25%, 1/15/16 (b)	USD	85	87,869
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		60	64,800
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		185	199,800
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		100	101,865
			454,334
Airlines — 0.5%
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		125	126,813
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 1/02/23		137	149,147
Series 2009-1, Class B, 9.75%, 12/17/16		35	37,913
US Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14		167	176,358
			490,231
Auto Components — 1.8%
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)		150	151,575
Dana Holding Corp., 6.75%, 2/15/21		180	191,025
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		670	705,175
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	177	303,921
Schaeffler Holding Finance BV, 6.88%, 8/15/18 (c)	EUR	115	156,169
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		100	134,174
Titan International, Inc., 7.88%, 10/01/17 (b)	USD	146	154,760
			1,796,799
Building Products — 0.6%
Building Materials Corp. of America (b):
7.00%, 2/15/20		210	223,125
6.75%, 5/01/21		230	243,800
Momentive Performance Materials, Inc., 8.88%, 10/15/20		65	67,438
Texas Industries, Inc., 9.25%, 8/15/20		82	89,585
			623,948
Capital Markets — 2.0%
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (d)(e)		100	135,750
The Goldman Sachs Group, Inc.:
5.38%, 3/15/20		225	244,784
6.00%, 6/15/20		250	280,527
5.75%, 1/24/22		525	576,579
KCG Holdings, Inc., 8.25%, 6/15/18 (b)		48	47,160
Merrill Lynch & Co., Inc., 6.05%, 5/16/16		325	355,464
Morgan Stanley, 5.63%, 9/23/19		320	352,246
			1,992,510
Chemicals — 2.2%
Axiall Corp., 4.88%, 5/15/23 (b)		39	36,173
Celanese US Holdings LLC, 5.88%, 6/15/21		324	332,100
Huntsman International LLC:
4.88%, 11/15/20		75	71,437
8.63%, 3/15/21		65	72,475

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
INEOS Finance PLC, 7.50%, 5/01/20 (b)	USD	85	$90,950
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19		45	45,675
LyondellBasell Industries NV, 5.75%, 4/15/24		664	736,395
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		30	29,850
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		60	60,000
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 6/15/18	EUR	98	144,726
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)	USD	41	39,667
PolyOne Corp., 7.38%, 9/15/20		80	88,200
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		374	367,455
Tronox Finance LLC, 6.38%, 8/15/20 (b)		46	43,930
			2,159,033
Commercial Banks — 2.6%
Barclays Bank Plc, 5.14%, 10/14/20		100	103,796
CIT Group, Inc.:
5.25%, 3/15/18		1,434	1,480,605
6.63%, 4/01/18 (b)		110	118,800
5.50%, 2/15/19 (b)		219	224,475
HSBC Bank PLC, 7.65%, 5/01/25		350	424,932
Itau Unibanco Holding SA, 5.75%, 1/22/21 (b)		225	214,875
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (f)	EUR	12	19,508
			2,586,991
Commercial Services & Supplies — 2.8%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	100	165,431
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	USD	61	64,355
The ADT Corp., 3.50%, 7/15/22		75	62,716
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		172	177,772
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		11	11,784
Covanta Holding Corp., 6.38%, 10/01/22		85	86,249
EC Finance PLC, 9.75%, 8/01/17	EUR	50	72,023
Interactive Data Corp., 10.25%, 8/01/18		340	378,692
Mobile Mini, Inc., 7.88%, 12/01/20	USD	135	147,150
UR Merger Sub Corp.:
5.75%, 7/15/18		50	53,375
7.38%, 5/15/20		95	102,362
8.25%, 2/01/21		165	182,325
7.63%, 4/15/22		919	987,925
Verisure Holding AB:
8.75%, 9/01/18	EUR	100	144,721
8.75%, 12/01/18		100	139,764
West Corp., 8.63%, 10/01/18	USD	50	54,125
			2,830,769
Communications Equipment — 1.2%
Avaya, Inc., 7.00%, 4/01/19 (b)		215	196,725
Brocade Communications Systems, Inc., 6.88%, 1/15/20		175	188,562
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		578	627,130
10.13%, 7/01/20		186	211,110
			1,223,527
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		75	60,750
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		200	201,000
			261,750

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	107

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Construction Materials — 3.1%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	100	$140,753
HD Supply, Inc.:
8.13%, 4/15/19	USD	1,487	1,654,288
11.00%, 4/15/20		230	274,850
7.50%, 7/15/20 (b)		977	1,020,965
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	21	32,750
			3,123,606
Consumer Finance — 0.7%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	185	197,488
Ford Motor Credit Co. LLC, 2.75%, 5/15/15		500	508,360
			705,848
Containers & Packaging — 0.8%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	54	71,372
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	23	24,150
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	100	142,738
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	135	146,813
Sealed Air Corp. (b):
6.50%, 12/01/20		120	127,200
8.38%, 9/15/21		60	67,875
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		200	200,000
			780,148
Diversified Consumer Services — 0.5%
APX Group, Inc., 6.38%, 12/01/19 (b)		157	147,973
Rent-A-Center, Inc., 4.75%, 5/01/21 (b)		108	99,900
Service Corp. International, 4.50%, 11/15/20		307	297,790
			545,663
Diversified Financial Services — 7.1%
Aircastle Ltd., 6.25%, 12/01/19		174	181,395
Ally Financial, Inc.:
8.30%, 2/12/15		400	432,000
6.25%, 12/01/17		30	32,169
8.00%, 3/15/20		60	69,075
7.50%, 9/15/20		550	618,750
8.00%, 11/01/31		1,106	1,271,900
Bank of America Corp.:
4.50%, 4/01/15		375	393,291
6.50%, 8/01/16		410	462,357
5.63%, 10/14/16		100	110,721
5.75%, 12/01/17		240	268,535
Citigroup, Inc., 8.13%, 7/15/39		55	75,704
Co-Operative Group Ltd., 5.63%, 7/08/20 (g)	GBP	100	146,834
DPL, Inc.:
6.50%, 10/15/16	USD	115	121,325
7.25%, 10/15/21		310	316,200
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	100	165,043
General Motors Financial Co., Inc., 4.25%, 5/15/23 (b)	USD	101	90,900
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	198,000
JPMorgan Chase & Co.:
5.50%, 10/15/40		175	188,311
5.60%, 7/15/41		175	189,989
Macquarie Bank Ltd., 5.00%, 2/22/17 (b)		200	215,840
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		180	198,000
9.88%, 8/15/19		274	291,125
5.75%, 10/15/20		748	741,455
6.88%, 2/15/21		125	131,875
WMG Acquisition Corp., 11.50%, 10/01/18		151	174,028
			7,084,822

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 3.2%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17	USD	78	$76,725
CenturyLink, Inc., Series V, 5.63%, 4/01/20		398	390,040
Level 3 Communications, Inc., 8.88%, 6/01/19		150	160,125
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,310	1,385,325
8.63%, 7/15/20		188	201,160
Qwest Corp., 7.25%, 10/15/35		200	190,386
Telefonica Emisiones SAU, 5.46%, 2/16/21		250	255,555
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	265,123
6.75%, 8/15/24		100	133,817
Windstream Corp., 7.88%, 11/01/17	USD	142	157,620
			3,215,876
Electric Utilities — 2.3%
Nisource Finance Corp., 3.85%, 2/15/23		400	387,678
Oncor Electric Delivery Co. LLC, 4.10%, 6/01/22		325	334,638
Progress Energy, Inc., 7.75%, 3/01/31		1,000	1,291,241
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	250	329,830
			2,343,387
Electrical Equipment — 0.1%
General Cable Corp., 5.75%, 10/01/22 (b)	USD	102	98,175
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18		45	52,988
Energy Equipment & Services — 4.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		145	146,088
CGG (FKA Compagnie Generale de Geophysique, Veritas):
7.75%, 5/15/17		55	56,375
6.50%, 6/01/21		200	202,500
Energy Transfer Partners LP, 5.20%, 2/01/22		600	632,216
Ensco PLC, 4.70%, 3/15/21		425	449,573
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		285	304,237
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		18	17,730
GrafTech International Ltd., 6.38%, 11/15/20		150	150,000
MEG Energy Corp., 6.50%, 3/15/21 (b)		366	372,405
Oil States International, Inc., 6.50%, 6/01/19		115	121,325
Peabody Energy Corp.:
6.00%, 11/15/18		313	311,435
6.25%, 11/15/21		312	301,080
Precision Drilling Corp., 6.50%, 12/15/21		65	67,925
Seadrill Ltd., 5.63%, 9/15/17 (b)		535	539,012
Tervita Corp., 8.00%, 11/15/18 (b)		97	96,758
Transocean, Inc., 6.50%, 11/15/20		550	608,060
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	100	133,487
			4,510,206
Food & Staples Retailing — 0.4%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	104	168,018
8.75%, 6/15/20		100	161,944
Rite Aid Corp., 6.75%, 6/15/21 (b)	USD	72	72,900
			402,862
Food Products — 2.0%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		200	201,158
Darling International, Inc., 8.50%, 12/15/18		90	99,000
Findus Bondco SA:
9.13%, 7/01/18	EUR	100	139,117
9.50%, 7/01/18	GBP	100	162,579
Mondelez International, Inc.:
6.50%, 8/11/17	USD	600	695,035
6.13%, 8/23/18		250	289,326
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)		56	52,080
See Notes to Financial Statements.

108	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Food Products (concluded)
Post Holdings, Inc., 7.38%, 2/15/22	USD	185	$195,175
Sun Merger Sub, Inc. (b):
5.25%, 8/01/18		86	86,323
5.88%, 8/01/21		44	43,890
			1,963,683
Gas Utilities — 0.3%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		145	186,880
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18		95	101,887
			288,767
Health Care Equipment & Supplies — 2.7%
Biomet, Inc.:
6.50%, 8/01/20		1,371	1,405,275
6.50%, 10/01/20		741	739,147
DJO Finance LLC, 7.75%, 4/15/18		40	39,300
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	456,638
Teleflex, Inc., 6.88%, 6/01/19		105	110,250
			2,750,610
Health Care Providers & Services — 6.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		150	160,500
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		246	251,535
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	281,511
Crown Newco 3 PLC, 7.00%, 2/15/18 (b)	GBP	200	316,449
HCA, Inc.:
8.50%, 4/15/19	USD	40	43,200
6.50%, 2/15/20		1,149	1,233,739
7.88%, 2/15/20		115	124,056
7.25%, 9/15/20		805	876,444
5.88%, 3/15/22		148	152,810
4.75%, 5/01/23		317	295,999
Hologic, Inc., 6.25%, 8/01/20		240	250,200
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		20	20,950
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		80	81,600
Symbion, Inc., 8.00%, 6/15/16		125	131,250
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,363	1,439,668
4.50%, 4/01/21		100	92,000
4.38%, 10/01/21 (b)		446	404,745
WellPoint, Inc., 5.95%, 12/15/34		194	214,572
			6,371,228
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	778,800
Hotels, Restaurants & Leisure — 2.1%
Caesars Entertainment Operating Co., Inc.:
8.50%, 2/15/20		7	6,685
9.00%, 2/15/20		177	169,920
9.00%, 2/15/20		445	427,200
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	51	68,415
Diamond Resorts Corp., 12.00%, 8/15/18	USD	310	344,100
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	200	270,938
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		150	205,186
PNK Finance Corp., 6.38%, 8/01/21 (b)	USD	136	135,660
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		212	200,340
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(h)		50	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	200	312,265
			2,140,709

Corporate Bonds		Par (000)	Value
Household Durables — 1.6%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	145	$152,794
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	127,539
The Ryland Group, Inc., 6.63%, 5/01/20	USD	130	134,875
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	109	160,627
Standard Pacific Corp.:
10.75%, 9/15/16	USD	565	670,937
8.38%, 1/15/21		200	224,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		95	89,775
			1,560,547
Household Products — 0.4%
Ontex IV SA:
7.50%, 4/15/18 (b)	EUR	100	138,795
9.00%, 4/15/19		100	137,121
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	USD	50	51,750
6.63%, 11/15/22		70	71,750
			399,416
Independent Power Producers & Energy Traders — 3.2%
Calpine Corp., 7.50%, 2/15/21 (b)		36	38,160
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00%, 12/01/20		1,562	1,645,957
10.00%, 12/01/20 (b)		765	804,206
GenOn REMA LLC, Series C,, 9.68%, 7/02/26		105	111,300
Laredo Petroleum, Inc.:
9.50%, 2/15/19		115	127,938
7.38%, 5/01/22		50	52,750
NRG Energy, Inc., 7.63%, 1/15/18		330	365,475
QEP Resources, Inc., 5.38%, 10/01/22		75	71,625
			3,217,411
Insurance — 3.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		147	150,308
American International Group, Inc., 6.40%, 12/15/20		1,130	1,319,173
Lincoln National Corp., 8.75%, 7/01/19		575	739,104
MetLife Global Funding I, 5.13%, 6/10/14 (b)		250	258,903
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		90	92,700
Prudential Financial, Inc., 5.38%, 6/21/20		400	448,859
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	138,120
			3,147,167
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20	USD	22	21,175
VeriSign, Inc., 4.63%, 5/01/23 (b)		85	79,475
			100,650
IT Services — 2.7%
Ceridian Corp. (b):
8.88%, 7/15/19		370	416,250
11.00%, 3/15/21		112	129,360
First Data Corp. (b):
7.38%, 6/15/19		943	978,362
8.88%, 8/15/20		195	210,600
6.75%, 11/01/20		486	496,935
SunGard Data Systems, Inc.:
7.38%, 11/15/18		280	297,500
6.63%, 11/01/19		205	208,075
			2,737,082
Machinery — 0.2%
Navistar International Corp., 8.25%, 11/01/21		97	96,394
SPX Corp., 6.88%, 9/01/17		65	71,987
			168,381

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	109

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media — 10.5%
AMC Networks, Inc.:
7.75%, 7/15/21	USD	80	$88,400
4.75%, 12/15/22		86	80,625
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		320	324,000
5.25%, 9/30/22		218	198,925
5.13%, 2/15/23		50	44,875
Checkout Holding Corp., 9.92%, 11/15/15 (b)(e)		166	134,045
Cinemark USA, Inc., 5.13%, 12/15/22		44	41,140
Clear Channel Communications, Inc.:
9.00%, 12/15/19		130	125,125
9.00%, 3/01/21		276	262,200
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		167	165,747
Series B, 7.63%, 3/15/20		240	240,600
Series B, 6.50%, 11/15/22		678	678,000
DIRECTV Holdings LLC:
3.80%, 3/15/22		250	233,183
6.00%, 8/15/40		175	167,028
DISH DBS Corp.:
7.00%, 10/01/13		201	201,804
5.88%, 7/15/22		340	333,200
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		154	164,395
5.50%, 8/01/23 (b)		161	149,328
Live Nation Entertainment, Inc. (b):
8.13%, 5/15/18		150	163,877
7.00%, 9/01/20		29	30,160
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		216	233,971
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		75	75,938
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	100	139,203
NBC Universal Media LLC, 6.40%, 4/30/40	USD	530	633,700
The New York Times Co., 6.63%, 12/15/16		500	553,750
News America, Inc., 6.20%, 12/15/34		825	885,480
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18		408	443,700
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (b)	GBP	100	159,619
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)	USD	47	47,235
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20		141	129,015
4.63%, 5/15/23		68	60,010
TCI Communications, Inc., 7.88%, 2/15/26		1,000	1,297,749
Time Warner Cable, Inc., 4.50%, 9/15/42		445	345,930
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmbh, 7.50%, 3/15/19	EUR	337	482,141
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		150	224,961
Univision Communications, Inc., 5.13%, 5/15/23 (b)	USD	292	275,575
UPCB Finance II Ltd., 6.38%, 7/01/20 (b)	EUR	292	404,774
Virgin Media Secured Finance PLC, 6.50%, 1/15/18	USD	200	208,500
Ziggo Finance BV, 6.13%, 11/15/17 (b)	EUR	88	120,388
			10,548,296
Metals & Mining — 3.1%
ArcelorMittal:
9.50%, 2/15/15	USD	100	109,750
4.25%, 2/25/15		43	44,129
4.25%, 8/05/15		29	29,870
4.25%, 3/01/16		50	51,000
6.13%, 6/01/18		190	195,700
Barrick Gold Corp., 2.90%, 5/30/16		225	226,253
Barrick North America Finance LLC, 5.70%, 5/30/41		250	212,710
Commercial Metals Co., 4.88%, 5/15/23		138	124,890
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	100	134,808

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
New Gold, Inc., 6.25%, 11/15/22 (b)	USD	105	$100,538
Newmont Mining Corp., 5.13%, 10/01/19		225	235,708
Novelis, Inc., 8.75%, 12/15/20		1,195	1,299,562
Taseko Mines Ltd., 7.75%, 4/15/19		150	147,750
Vedanta Resources PLC, 8.25%, 6/07/21 (b)		200	188,000
			3,100,668
Multiline Retail — 0.7%
Dollar General Corp., 4.13%, 7/15/17		244	256,227
Dufry Finance SCA, 5.50%, 10/15/20 (b)		400	408,220
			664,447
Oil, Gas & Consumable Fuels — 10.2%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		100	102,750
Anadarko Petroleum Corp.:
5.95%, 9/15/16		365	409,364
6.38%, 9/15/17		75	86,794
6.95%, 6/15/19		150	179,908
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		40	40,400
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		15	15,263
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		100	105,500
Chesapeake Energy Corp.:
7.25%, 12/15/18		10	11,325
6.63%, 8/15/20		90	96,525
6.13%, 2/15/21		95	98,800
5.75%, 3/15/23		160	159,200
Concho Resources, Inc.:
7.00%, 1/15/21		40	43,900
6.50%, 1/15/22		50	53,000
CONSOL Energy, Inc., 8.25%, 4/01/20		625	662,500
Continental Resources, Inc.:
7.13%, 4/01/21		135	147,825
5.00%, 9/15/22		121	122,210
4.50%, 4/15/23		29	28,493
Denbury Resources, Inc., 4.63%, 7/15/23		157	140,122
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21		500	528,179
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		120	133,500
7.75%, 6/15/19		320	332,800
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	523,533
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		60	63,750
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		55	55,000
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (b)		70	74,550
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22		475	464,127
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		128	140,160
5.50%, 2/01/22 (b)		27	26,055
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		16	15,040
6.25%, 11/01/19 (b)		316	290,720
8.63%, 4/15/20		55	55,275
7.75%, 2/01/21		50	48,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22		44	45,980
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		52	50,180
Nexen, Inc., 6.40%, 5/15/37		150	162,439
Oasis Petroleum, Inc.:
7.25%, 2/01/19		90	95,400
6.50%, 11/01/21		110	115,500
Pacific Drilling SA, 5.38%, 6/01/20 (b)		94	90,710
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		11	11,248

See Notes to Financial Statements.

110	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
PDC Energy, Inc., 7.75%, 10/15/22	USD	75	$78,750
Petrobras International Finance Co.:
3.88%, 1/27/16		1,100	1,128,810
5.88%, 3/01/18		200	211,501
7.88%, 3/15/19		100	112,566
6.88%, 1/20/40		25	23,608
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		210	229,950
Pioneer Natural Resources Co., 6.88%, 5/01/18		35	41,054
Range Resources Corp.:
8.00%, 5/15/19		45	48,375
5.75%, 6/01/21		317	332,057
5.00%, 8/15/22		33	32,258
Regency Energy Partners LP, 4.50%, 11/01/23 (b)		63	56,228
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		43	43,000
Rosetta Resources, Inc., 5.63%, 5/01/21		61	58,865
Sabine Pass Liquefaction LLC (b):
5.63%, 2/01/21		458	437,390
5.63%, 4/15/23		117	108,517
Sabine Pass LNG LP:
7.50%, 11/30/16		545	600,181
6.50%, 11/01/20 (b)		120	120,600
SandRidge Energy, Inc.:
8.75%, 1/15/20		8	8,360
7.50%, 2/15/23		98	94,815
SM Energy Co., 6.63%, 2/15/19		45	47,025
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		100	101,500
Western Gas Partners LP, 5.38%, 6/01/21		325	351,187
The Williams Cos., Inc., 8.75%, 3/15/32		124	154,030
			10,247,152
Paper & Forest Products — 0.7%
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		50	53,625
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		45	47,363
Clearwater Paper Corp., 7.13%, 11/01/18		215	231,125
International Paper Co.:
7.95%, 6/15/18		220	271,683
7.30%, 11/15/39		5	6,156
NewPage Corp., 11.38%, 12/31/14 (a)(h)		779	—
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		50	46,500
			656,452
Pharmaceuticals — 2.1%
Actavis, Inc. (FKA Watson Pharmaceuticals, Inc.), 3.25%, 10/01/22		550	510,942
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	146,042
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	USD	125	141,250
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		285	294,975
6.38%, 10/15/20		97	98,576
VPII Escrow Corp., 6.75%, 8/15/18 (b)		244	258,335
Wyeth LLC, 6.50%, 2/01/34		500	618,386
			2,068,506
Real Estate Investment Trusts (REITs) — 0.6%
Felcor Lodging LP:
6.75%, 6/01/19		290	303,775
5.63%, 3/01/23		62	57,660
HCP, Inc., 5.38%, 2/01/21		225	243,665
			605,100
Real Estate Management & Development — 2.0%
CBRE Services, Inc., 6.63%, 10/15/20		90	95,625
Lennar Corp., 4.75%, 11/15/22 (b)		110	100,925

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
Realogy Corp. (b):
7.88%, 2/15/19	USD	951	$1,034,212
7.63%, 1/15/20		130	145,600
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		119	118,108
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		445	488,387
			1,982,857
Road & Rail — 1.5%
Canadian National Railway Co., 6.90%, 7/15/28		500	629,527
The Hertz Corp.:
7.50%, 10/15/18		285	307,800
5.88%, 10/15/20		55	56,444
7.38%, 1/15/21		380	410,400
6.25%, 10/15/22		95	96,663
			1,500,834
Semiconductors & Semiconductor Equipment — 0.2%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		200	200,000
Software — 1.3%
IAC/InterActiveCorp, 4.75%, 12/15/22		151	139,298
Infor US, Inc., 9.38%, 4/01/19		630	700,875
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		265	252,412
Oracle Corp., 5.38%, 7/15/40		210	230,297
			1,322,882
Specialty Retail — 1.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		130	143,650
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		85	94,669
House of Fraser Funding PLC:
8.88%, 8/15/18 (b)	GBP	100	164,028
8.88%, 8/15/18		125	205,035
Limited Brands, Inc., 8.50%, 6/15/19	USD	320	378,000
Magnolia BC SA, 9.00%, 8/01/20	EUR	100	133,830
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(c)	USD	59	60,623
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		233	249,601
QVC, Inc. (b):
7.50%, 10/01/19		135	145,541
7.38%, 10/15/20		95	103,222
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		146	146,182
			1,824,381
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22		122	113,003
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (b)		106	104,675
The William Carter Co., 5.25%, 8/15/21 (b)		88	88,440
			306,118
Tobacco — 0.1%
Altria Group, Inc., 9.95%, 11/10/38		50	73,949
Trading Companies & Distributors — 0.3%
Air Lease Corp., 4.50%, 1/15/16		257	267,280
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		150	157,125
Wireless Telecommunication Services — 5.6%
America Movil SAB de CV:
2.38%, 9/08/16		200	202,727
5.00%, 3/30/20		400	424,341
American Tower Corp.:
4.50%, 1/15/18		375	396,602
4.70%, 3/15/22		380	376,075
Crown Castle International Corp., 5.25%, 1/15/23		115	108,675
Crown Castle Towers LLC, 6.11%, 1/15/20 (b)		375	422,832

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	111

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (b):
10.50%, 4/15/18	USD	90	$96,975
8.25%, 9/30/20		220	233,200
MetroPCS Wireless, Inc., 6.63%, 11/15/20		93	96,488
Phones4u Finance PLC:
9.50%, 4/01/18 (b)	GBP	100	160,394
9.50%, 4/01/18		100	160,394
SBA Tower Trust, 4.25%, 4/15/40 (b)	USD	325	331,018
Sprint Capital Corp., 6.8%, 11/15/28		431	388,977
Sprint Communications, Inc. (b):
9.00%, 11/15/18		1,216	1,419,680
7.00%, 3/01/20		669	719,175
T-Mobile USA, Inc., 5.25%, 9/01/18 (b)		75	75,750
			5,613,303
Total Corporate Bonds — 104.1%			104,047,274

Floating Rate Loan Interests (f)
Airlines — 0.2%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		161	161,434
Auto Components — 1.2%
Federal-Mogul Corp.:
Term Loan B, 2.12% — 2.13%, 12/29/14		653	636,208
Term Loan C, 2.12% — 2.13%, 12/28/15		325	316,568
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		210	210,325
			1,163,101
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		149	147,976
Capital Markets — 0.1%
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		125	124,454
Chemicals — 0.3%
INEOS US Finance LLC, 6 Year Term Loan, 4.00%, 5/04/18		141	139,518
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20		20	20,200
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		90	89,747
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		25	25,100
			274,565
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		127	127,279
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		90	90,282
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		150	149,217
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		90	90,085
			456,863
Communications Equipment — 1.5%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		498	499,525
Term Loan D, 6.25%, 1/30/19	EUR	194	257,010
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19	USD	747	749,438
			1,505,973
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		321	321,846
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 6.50%, 8/25/19		95	94,525

Floating Rate Loan Interests (f)		Par (000)	Value
Diversified Consumer Services — 0.6%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	USD	483	$480,827
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		164	159,168
			639,995
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc.:
2019 Term Loan B, 4.00%, 8/01/19		110	109,794
Term Loan, 4.75%, 8/01/19		70	69,927
			179,721
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		40	40,988
Food Products — 0.4%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		80	80,272
Dole Food Co., Inc., Term Loan, 3.75% — 5.00%, 4/01/20		155	154,336
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		160	157,871
			392,479
Health Care Equipment & Supplies — 0.4%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		277	275,474
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		104	102,910
			378,384
Health Care Providers & Services — 0.1%
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		107	104,807
Hotels, Restaurants & Leisure — 3.0%
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		2,305	2,193,207
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		208	207,593
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		579	582,409
			2,983,209
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		208	208,447
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		119	119,774
IT Services — 0.3%
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		285	281,990
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		74	74,996
Machinery — 0.1%
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		118	116,601
Media — 3.4%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		39	28,103
Tranche 1 Incremental, 6.00%, 7/03/14		475	335,469
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		35	32,943
Term Loan C, 3.83%, 1/29/16		20	18,240
Term Loan D, 6.93%, 1/30/19		380	348,782
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		104	104,552
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18		2,361	2,376,482

See Notes to Financial Statements.

112	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (f)		Par (000)	Value
Media (concluded)
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20	USD	80	$82,000
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		40	39,799
			3,366,370
Metals & Mining — 0.9%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		309	316,182
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		559	561,207
			877,389
Multiline Retail — 0.1%
JC Penney Corp., Inc., 1st Lien Term Loan, 6.00%, 5/21/18		80	77,966
Oil, Gas & Consumable Fuels — 1.8%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		765	779,023
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		253	253,426
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		85	85,372
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		312	314,345
Term Loan B, 5.75%, 3/22/19		379	381,893
			1,814,059
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		108	108,134
Professional Services — 0.1%
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/01/19		134	134,043
Real Estate Investment Trusts (REITs) — 0.2%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		185	184,504
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		50	50,215
Extended Term Loan, 4.50%, 3/05/20		185	185,553
			235,768
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		100	99,308
Software — 0.6%
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		401	402,915
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		185	191,244
			594,159
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		400	382,940
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		214	216,500
Total Floating Rate Loan Interests — 17.9%			17,863,268

Foreign Agency Obligations
Qatar Government International Bond, 4.00%, 1/20/15 (b)		200	207,000
Total Foreign Agency Obligations — 0.2%			207,000
Municipal Bonds		Par (000)	Value
Metropolitan Transportation Authority, RB, Build America Bonds, Series TR, 6.81%, 11/15/40	USD	300	$355,110
Total Municipal Bonds — 0.4%			355,110

Other Interests (i)		Beneficial Interest (000)
Media — 0.0%
Adelphia Communications Corp., Class A		400	3,000

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.1%
State Street Capital Trust IV, 1.27%, 6/01/77 (f)		200	162,000
Insurance — 0.2%
MetLife Capital Trust X, 9.25%, 4/08/68 (b)		150	194,250
Total Capital Trusts — 0.3%			356,250

Preferred Stocks		Shares
Capital Markets — 0.3%
The Goldman Sachs Group, Inc., Series J, 5.50%, 12/31/49 (f)		13,550	306,907

Trust Preferreds — 0.7%
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		25,680	678,169
Total Preferred Securities — 1.3%			1,341,326

US Government Sponsored Agency Securities		Par (000)
Collateralized Mortgage Obligations — 0.1%
Ginnie Mae Mortgage-Backed Securities, Series 2006-68, Class B, 5.16%, 6/16/31 (f)	USD	99	$100,015

US Treasury Obligations
US Treasury Bonds:
3.00%, 5/15/42		700	614,907
3.13%, 2/15/43		140	125,759
US Treasury Notes:
2.00%, 2/15/22		70	67,101
1.63%, 8/15/22		200	183,672
2.00%, 2/15/23		85	79,926
2.50%, 8/15/23		1,200	1,174,126
Total US Treasury Obligations — 2.2%			2,245,491
Total Long-Term Investments (Cost — $124,117,142) — 126.5%			126,465,728

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	113

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)	907,585	$907,585
Total Short-Term Securities (Cost — $907,585) — 0.9%		907,585

Options Purchased Value
(Cost — $85,254) — 0.1%		70,737
Total Investments Before Options Written (Cost — $125,109,981) — 127.5%		127,444,050
Options Written	Value
(Premiums Received — $39,000) — (0.1)%	$(38,932)
Total Investments, Net of Options Written — 127.4%	127,405,118
Liabilities in Excess of Other Assets — (27.4)%	(27,437,627)
Net Assets — 100.0%	$99,967,491

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d)	Convertible security.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Variable rate security. Rate shown is as of report date.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Represents the current yield as of report date.
(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	907,585	907,585	$587	$22

•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
46	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	10,108,500	$3,768
22	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	2,632,953	7,928
(3)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	372,844	(192)
(30)	30-Year US Treasury Bond	Chicago Board of Trade	December 2013	USD	3,957,188	(37,365)
(1)	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2013	USD	141,875	(1,572)
Total						$(27,433)

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,979,300	EUR	4,450,000	UBS AG	9/25/13	$97,553
GBP	21,635	USD	33,694	State Street Bank and Trust Co.	10/22/13	(179)
USD	150,763	GBP	100,000	Bank of America N.A.	10/22/13	(4,150)
USD	147,301	GBP	95,000	Bank of America N.A.	10/22/13	134
USD	2,430,904	GBP	1,612,000	Deutsche Bank AG	10/22/13	(66,286)
Total						$27,072

See Notes to Financial Statements.

114	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

•	Over-the-counter options purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	6	—

•	Over-the-counter interest rate swaptions purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Royal Bank of Scotland PLC	Call	3.25%	Receive	3-Month LIBOR	7/11/14	USD	500	$10,244
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.25%	Receive	3-Month LIBOR	8/01/14	USD	500	10,709
30-Year Interest Rate Swap	Credit Suisse International	Put	4.50%	Pay	6-Month EURIBOR	9/16/13	EUR	600	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-Month LIBOR	2/02/17	USD	1,000	49,784
Total									$70,737

•	Over-the-counter interest rate swaptions written as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-Month LIBOR	2/02/17	USD	2,000	$(38,932)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	500	$3,162	$23,049	$(19,887)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	150	$12,409	$3,861	$8,548
MetLife, Inc.	1.00%	UBS AG	9/20/15	A-	USD	175	1,985	(5,205)	7,190
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	56	(10,692)	(14,420)	3,728
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	27	(5,141)	(6,214)	1,073
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	98	(18,722)	(28,295)	9,573
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	23	(4,338)	(5,683)	1,345
Caesars Entertainment Operating Co., Inc.	5.00%	UBS AG	12/20/15	CCC-	USD	130	(24,756)	(28,120)	3,364
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	13	(3,000)	(2,839)	(161)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	13	(2,992)	(2,513)	(479)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	14	(3,255)	(2,794)	(461)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	39	(8,700)	(9,257)	557
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	39	(8,700)	(9,257)	557
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	121	(27,169)	(27,552)	383
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	30	(6,644)	(6,408)	(236)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	36	(8,159)	(6,354)	(1,805)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	15	(3,303)	(3,008)	(295)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	6/20/16	CCC-	USD	70	(18,237)	(13,468)	(4,769)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	77	(20,153)	(19,393)	(760)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	150	(39,080)	(36,420)	(2,660)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	13	(4,712)	(3,855)	(857)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	27	(9,593)	(7,966)	(1,627)
Total							$(212,952)	$(235,160)	$22,208

[1]	Using S&P’s ratings of the issuer.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	115

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

•	Interest rate swaps outstanding as of August 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation (Depreciation)
0.44%[1]	3-Month LIBOR	Chicago Mercantile	8/29/14	USD	2,000	$(2,076)	$(2,076)
0.41%[1]	3-month LIBOR	Goldman Sachs Bank USA	2/08/15	USD	1,800	380	380
2.39%[1]	3-Month LIBOR	Chicago Mercantile	6/20/23	USD	2,675	124,900	124,849
2.78%[1]	3-Month LIBOR	Chicago Mercantile	8/13/23	USD	600	8,728	8,717
Total						$131,932	$131,870
[1]	Trust pays the fixed rate and receives the floating rate.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,111	—	$302,133	$303,244
Corporate Bonds	—	104,047,274	—	104,047,274
Floating Rate Loan Interests	—	16,415,375	1,447,893	17,863,268
Foreign Agency Obligations	—	207,000	—	207,000
Municipal Bonds	—	355,110	—	355,110
Other Interests	—	3,000	—	3,000
Preferred Securities	985,076	356,250	—	1,341,326
US Government Sponsored Agency Securities	—	100,015	—	100,015
US Treasury Obligations	—	2,245,491	—	2,245,491
Short-Term Securities	907,585	—	—	907,585
Options Purchased:
Interest Rate Contracts	—	70,737	—	70,737
Total	$1,893,772	$123,800,252	$1,750,026	$127,444,050

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$36,318	—	$36,318
Foreign currency exchange contracts	—	97,687	—	97,687
Interest rate contracts	$11,696	133,946	—	145,642
Liabilities:
Credit contracts	—	(33,997)	—	(33,997)
Foreign currency exchange contracts	—	(70,615)	—	(70,615)
Interest rate contracts	(39,129)	(41,008)	—	(80,137)
Total	$(27,433)	$122,331	—	$94,898
[2]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are show at value.

See Notes to Financial Statements.

116	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investment (concluded)	BlackRock Strategic Bond Trust (BHD)

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,006	—	—	$3,006
Foreign currency at value	5,823	—	—	5,823
Cash pledged for financial futures contracts	53,660	—	—	53,660
Cash pledged for centrally cleared swaps	150,000	—	—	150,000
Liabilities:
Loan Payable	—	(29,000,000)	—	(29,000,000)
Total	$212,489	$(29,000,000)	—	$(28,787,511)

There were no transfers between level 1 and level 2 during the year ended August 31, 2013.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loans	Warrants	Total
Assets:
Opening Balance, as of August 31, 2012	$1	—	$4,212,613	—	$4,212,614
Transfers into Level 3	—	$572,488	400,283	—	972,771
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	10,157	—	10,157
Net realized gain/loss	(1,322)	2,905	115,614	$(1)	117,196
Net change in unrealized appreciation/depreciation[1]	256,530	(509,751)	(76,010)	1	(329,230)
Purchases	46,924	—	754,675	—	801,599
Sales	—	(65,642)	(3,969,439)	—	(4,035,081)
Closing Balance, as of August 31, 2013	$302,133	—	$1,447,893	—	$1,750,026

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(257,719).

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	117

Statements of Assets and Liabilities

August 31, 2013	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)*	BlackRock Corporate High Yield Fund VI, Inc. (HYT)*	BlackRock High Income Shares (HIS)
Assets
Investments at value — unaffiliated[1]	$552,629,457	$612,408,079	$637,002,614	$157,976,576
Investments at value — affiliated[2]	5,335,491	2,748,445	2,849,391	1,687,499
Foreign currency at value[3]	52,785	14,803	14,923	21,318
Cash	—	178	238	198,460
Cash pledged for financial futures contracts	287,000	120,000	125,000	195,000
Cash pledged as collateral for reverse repurchase agreements	5,147,000	—	—	—
Cash pledged for centrally cleared swaps	420,000	—	—	—
Cash pledged as collateral for over-the-counter swaps	690,000	—	—	—
Interest receivable	6,421,275	9,357,212	9,800,879	2,565,245
Investments sold receivable	275,326	3,101,187	3,760,355	331,954
Unrealized appreciation on over-the-counter swaps	853,941	831,058	849,894	3,343
Unrealized appreciation on foreign currency exchange contracts	129,008	663,707	689,686	53,846
Unrealized appreciation on unfunded loan commitments	—	11,909	12,443	3,437
Swaps receivable	13,201	123,359	127,043	890
Variation margin receivable on financial futures contracts	187,771	1,968	2,015	12,172
Variation margin receivable on centrally cleared swaps	12,768	—	—	—
Swap premiums paid	112,245	87,606	91,807	25,202
Principal paydown receivable	183	—	—	—
Dividends receivable	—	24,958	19,461	—
Prepaid expenses	12,629	8,052	8,645	9,237
Other assets	29,378	—	—	—
Total assets	572,609,458	629,502,521	655,354,394	163,084,179

Liabilities
Bank overdraft	157,427	—	—	—
Reverse repurchase agreements	172,537,361	—	—	—
Loan payable	—	186,000,000	191,000,000	37,000,000
Cash received as collateral for over-the-counter swaps	1,400,000	700,000	700,000	—
Investments purchased payable	15,657,848	11,402,823	13,170,569	2,432,701
Unrealized depreciation on over-the-counter swaps	436,756	142,458	147,499	5,905
Options written at value[4]	1,332,765	445,000	457,150	—
Swap premiums received	178,950	1,484,335	1,547,018	21,796
Swaps payable	37,742	3,055	3,202	879
Investment advisory fees payable	244,965	309,049	373,294	101,134
Unrealized depreciation on foreign currency exchange contracts	202,326	373,492	421,157	21,997
Officer’s and Trustees’ fees payable	55,185	122,037	127,719	15,180
Interest expense payable	—	139,748	141,812	27,532
Income dividends payable	58,281	65,858	78,768	26,665
Reorganization costs payable	—	—	172,314	162,712
Other liabilities	240,760	—	—	—
Other accrued expenses payable	156,489	186,335	167,292	104,731
Total liabilities	192,696,855	201,374,190	208,507,794	39,921,232
Net Assets	$379,912,603	$428,128,331	$446,846,600	$123,162,947
[1]Investments at cost — unaffiliated	$545,690,628	$607,208,326	$632,923,015	$158,182,419
[2]Investments at cost — affiliated	$5,335,491	$2,781,860	$2,884,292	$1,687,499
[3]Foreign currency at cost	$51,756	$14,706	$14,820	$21,419
[4]Premiums received	$802,073	$421,361	$432,862	—
See Notes to Financial Statements.

118	ANNUAL REPORT	AUGUST 31, 2013

Statements of Assets and Liabilities (concluded)

August 31, 2013	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)*	BlackRock Corporate High Yield Fund VI, Inc. (HYT)*	BlackRock High Income Shares (HIS)
Net Assets Consist of
Paid-in capital[5,6,7]	$378,960,758	$470,688,615	$506,446,583	$158,527,973
Undistributed net investment income	5,180,547	3,091,497	3,902,307	1,365,529
Accumulated net realized loss	(11,267,206)	(51,791,934)	(68,513,471)	(36,667,344)
Net unrealized appreciation (depreciation)	7,038,504	6,140,153	5,011,181	(63,211)
Net Assets	$379,912,603	$428,128,331	$446,846,600	$123,162,947
Net asset value per share	$14.05	$12.97	$12.62	$2.25
[5]Par value	$0.001	$0.100	$0.100	—
[6]Shares outstanding	27,041,847	33,015,111	35,418,240	54,848,390
[7]Shares authorized	Unlimited	200 million	200 million	Unlimited
*	Consolidated Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	119

Statements of Assets and Liabilities

August 31, 2013	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Assets
Investments at value — unaffiliated[1]	$65,554,458	$546,602,706	$840,746,221	$126,536,465
Investments at value — affiliated[2]	1,675,729	6,904,938	14,996,794	907,585
Foreign currency at value[3]	13,531	52,462	—	5,823
Cash	—	19,756	—	3,006
Cash pledged for financial futures contracts	85,000	453,000	2,397,000	53,660
Cash pledged as collateral for reverse repurchase agreements	—	7,923,000	2,060,000	—
Cash pledged for centrally cleared swaps	—	420,000	10,000	150,000
Cash pledged as collateral for over-the-counter swaps	—	570,000	2,900,000	—
TBA sale commitments receivable	—	—	184,946,964	—
Interest receivable	1,044,060	6,271,534	2,703,835	1,887,429
Investments sold receivable	70,407	1,718,100	243,833	281,276
Unrealized appreciation on over-the-counter swaps	83,780	903,650	6,635,757	36,698
Unrealized appreciation on foreign currency exchange contracts	18,779	113,665	—	97,687
Unrealized appreciation on unfunded loan commitments	1,304	—	—	—
Swaps receivable	14,014	13,236	826,647	11,170
Variation margin receivable on financial futures contracts	5,666	199,246	—	—
Variation margin receivable on centrally cleared swaps	—	12,678	—	6,192
Swap premiums paid	26,886	112,219	—	26,910
Principal paydown receivable	—	—	347,063	—
Dividends receivable	1,637	—	—	—
Prepaid expenses	3,921	12,703	15,640	4,824
Other assets	—	96,026	16,208	—
Total assets	68,599,172	572,398,919	1,058,845,962	130,008,725

Liabilities
Bank overdraft	—	—	15,569	—
Reverse repurchase agreements	—	172,206,258	148,343,878	—
Loan payable	19,000,000	—	—	29,000,000
Cash received as collateral for over-the-counter swaps	—	1,500,000	4,520,000	—
Investments purchased payable	1,181,515	17,240,919	242,482,723	334,200
TBA sale commitments at value[4]	—	—	185,108,979	—
Unrealized depreciation on over-the-counter swaps	28,239	436,727	7,386,262	33,997
Options written at value[5]	—	1,337,670	—	38,932
Swap premiums received	185,937	180,360	211,777	239,021
Swaps payable	1,353	38,642	1,139,576	6,021
Investment advisory fees payable	49,848	192,120	257,951	82,236
Unrealized depreciation on foreign currency exchange contracts	15,831	234,966	—	70,615
Borrowed bonds at value[6]	—	—	760,824	—
Officer’s and Directors’ fees payable	13,288	104,006	112,951	12,839
Interest expense payable	13,536	—	7,470	22,663
Income dividends payable	1,695	57,369	90,500	8,416
Variation margin payable on financial futures contracts	—	—	240,206	3,626
Variation margin payable on centrally cleared swaps	—	—	12	—
Administration fees payable	5,542	32,089	59,797	—
Reorganization costs payable	126,174	—	—	101,036
Other liabilities	—	879,346	—	—
Other accrued expenses payable	86,847	153,249	159,448	87,632
Total liabilities	20,709,805	194,593,721	590,897,923	30,041,234
Net Assets	$47,889,367	$377,805,198	$467,948,039	$99,967,491
[1]Investments at cost — unaffiliated	$64,198,561	$540,263,527	$848,349,310	$124,202,396
[2]Investments at cost — affiliated	$1,679,481	$6,904,938	$14,996,794	$907,585
[3]Foreign currency at cost	$13,591	$51,454	—	$5,884
[4]Proceeds from TBA sale commitments	—	—	$184,946,964	—
[5]Premiums received	—	$804,034	—	$39,000
[6]Proceeds received from borrowed bonds	—	—	$842,347	—

See Notes to Financial Statements.

120	ANNUAL REPORT	AUGUST 31, 2013

Statements of Assets and Liabilities (concluded)

August 31, 2013	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Net Assets Consist of
Paid-in capital[7,8,9]	$58,058,527	$385,546,646	$478,542,248	$98,454,037
Undistributed net investment income	123,319	5,082,132	10,875,865	203,336
Accumulated net realized loss	(11,757,076)	(19,318,654)	(12,033,956)	(1,157,852)
Net unrealized appreciation (depreciation)	1,464,597	6,495,074	(9,436,118)	2,467,970
Net Assets	$47,889,367	$377,805,198	$467,948,039	$99,967,491
Net asset value per share	$7.45	$10.96	$7.32	$14.15
[7]Par value	$0.001	$0.01	$0.01	$0.001
[8]Shares outstanding	6,431,296	34,456,370	63,942,535	7,065,615
[9]Shares authorized	Unlimited	200 million	200 million	Unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	121

Statements of Operations

Year Ended August 31, 2013	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)[1]	BlackRock Corporate High Yield Fund VI, Inc. (HYT)[1]	BlackRock High Income Shares (HIS)
Investment Income
Interest	$27,840,497	$39,770,117	$41,294,418	$11,789,071
Dividends — unaffiliated	243,534	943,045	993,791	113,882
Dividends — affiliated	2,396	20,230	21,032	585
Total income	28,086,427	40,733,392	42,309,241	11,903,538

Expenses
Investment advisory	3,261,955	3,650,948	4,422,408	1,248,272
Reorganization	—	400,000	172,314	162,712
Professional	107,327	125,713	129,617	74,281
Custodian	55,403	88,623	102,382	40,760
Transfer agent	49,612	51,192	55,275	57,021
Accounting services	27,171	79,571	84,419	26,130
Officer and Trustees	44,567	53,163	57,727	15,970
Printing	24,927	26,753	27,121	14,605
Borrowing costs[2]	—	58,256	67,264	28,374
Registration	6,499	7,825	8,662	13,504
Miscellaneous	114,140	134,550	122,417	60,903
Total expenses excluding interest expense and income tax	3,691,601	4,676,594	5,249,606	1,742,532
Interest expense	497,286	1,677,757	1,709,758	383,281
Income tax	—	4,230	4,230	—
Total expenses	4,188,887	6,358,581	6,963,594	2,125,813
Less fees waived by Manager	(179,822)	(979)	(980)	(433)
Less reorganization costs reimbursed by Manager	—	(400,000)	—	—
Total expenses after fees waived and/or reimbursed	4,009,065	5,957,602	6,962,614	2,125,380
Net investment income	24,077,362	34,775,790	35,346,627	9,778,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,094,521	25,623,204	25,588,336	3,379,475
Investments — affiliated	—	(54,141)	(56,794)	—
Capital gain distributions received from affiliated investment companies	72	114	110	33
Financial futures contracts	(3,044,660)	(2,172,749)	(2,280,817)	(650,640)
Foreign currency transactions	(533,898)	(1,978,121)	(2,064,417)	(363,231)
Borrowed bonds	155,006	—	—	—
Options written	666,712	113,750	119,000	—
Swaps	2,360,552	1,730,238	1,774,972	43,963
	1,698,305	23,262,295	23,080,390	2,409,600
Net change in unrealized appreciation/depreciation on:
Investments	(32,801,391)	(9,894,983)	(10,562,248)	(2,950,878)
Financial futures contracts	454,664	845,562	884,496	370,695
Foreign currency translations	239,009	1,337,433	1,360,309	169,658
Options written	(580,570)	(23,639)	(24,288)	—
Swaps	884,452	(489,261)	(510,820)	(2,562)
Unfunded loan commitments	—	11,909	12,443	3,437
	(31,803,836)	(8,212,979)	(8,840,108)	(2,409,650)
Total realized and unrealized gain (loss)	(30,105,531)	15,049,316	14,240,282	(50)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,028,169)	$49,825,106	$49,586,909	$9,778,108

[1]	Consolidated Statement of Operations.
[2]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

122	ANNUAL REPORT	AUGUST 31, 2013

Statements of Operations
Year Ended August 31, 2013	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Investment Income
Interest	$4,399,536	$27,075,174	$25,240,056	$8,273,169
Dividends — unaffiliated	34,015	243,541	—	39,312
Dividends — affiliated	2,787	1,827	7,875	587
Total income	4,436,338	27,320,542	25,247,931	8,313,068

Expenses
Investment advisory	593,384	2,427,384	3,167,479	991,730
Administration	65,931	404,564	730,957	—
Reorganization	126,174	—	—	101,036
Professional	56,023	86,201	92,741	63,667
Custodian	30,487	56,206	60,732	33,808
Transfer agent	34,030	64,542	124,855	30,455
Accounting services	8,916	27,035	51,612	20,990
Officer and Trustees	6,049	46,814	58,939	12,251
Printing	11,556	24,945	22,617	14,430
Borrowing costs[1]	4,151	—	—	8,372
Registration	6,441	8,223	15,282	6,440
Miscellaneous	56,235	114,462	60,244	62,909
Total expenses excluding interest expense and income tax	999,377	3,260,376	4,385,458	1,346,088
Interest expense	166,115	502,745	502,575	276,443
Total expenses	1,165,492	3,763,121	4,888,033	1,622,531
Less fees waived by Manager	(384)	(1,942)	(8,296)	(406)
Total expenses after fees waived	1,165,108	3,761,179	4,879,737	1,622,125
Net investment income	3,271,230	23,559,363	20,368,194	6,690,943

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,358,216	4,301,606	(10,374,386)	3,340,267
Investments — affiliated	(6,629)	—	—	—
Capital gain distributions received from affiliated investment companies	12	26	94	22
Financial futures contracts	(248,903)	(3,441,689)	10,629,460	275,485
Foreign currency transactions	(100,940)	(328,070)	—	(373,714)
Borrowed bonds	—	342,608	(218,955)	—
Options written	13,125	663,556	—	23,004
Swaps	136,783	2,380,571	480,588	356,511
	2,151,664	3,918,608	516,801	3,621,575
Net change in unrealized appreciation/depreciation on:
Investments	(1,162,736)	(35,071,230)	(31,951,081)	(5,257,378)
Financial futures contracts	139,446	595,341	822,164	5,330
Foreign currency translations	53,585	152,551	—	190,651
Options written	—	(582,881)	—	(16,372)
Swaps	(43,003)	905,511	214,561	74,982
Borrowed bonds	—	—	754,056	—
Unfunded loan commitments	1,304	—	—	—
	(1,011,404)	(34,000,708)	(30,160,300)	(5,002,787)
Total realized and unrealized gain (loss)	1,140,260	(30,082,100)	(29,643,499)	(1,381,212)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,411,490	$(6,522,737)	$(9,275,305)	$5,309,731

[1]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	123

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)		BlackRock High Income Shares (HIS)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$24,077,362	$23,862,728	$9,778,158	$10,999,966
Net realized gain (loss)	1,698,305	12,725,546	2,409,600	(1,548,634)
Net change in unrealized appreciation/depreciation	(31,803,836)	24,398,010	(2,409,650)	6,381,729
Net increase (decrease) in net assets resulting from operations	(6,028,169)	60,986,284	9,778,108	15,833,061

Dividends to Shareholders From[1]
Net investment income	(25,416,860)	(22,212,928)	(10,599,743)	(11,172,280)

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	—	—	—	2,126
Reinvestment of dividends	221,789	67,030	239,225	273,904
Net increase in net assets derived from capital share transactions	221,789	67,030	239,225	276,030

Net Assets
Total increase (decrease) in net assets	(31,223,240)	38,840,386	(582,410)	4,936,811
Beginning of year	411,135,843	372,295,457	123,745,357	118,808,546
End of year	$379,912,603	$411,135,843	$123,162,947	$123,745,357
Undistributed net investment income, end of year	$5,180,547	$7,384,327	$1,365,529	$2,289,115

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund V, Inc. (HYV)		BlackRock Corporate High Yield Fund VI, Inc. (HYT)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$34,775,790	$35,444,739	$35,346,627	$36,665,376
Net realized gain (loss)	23,262,295	(2,168,911)	23,080,390	(3,682,719)
Net change in unrealized appreciation/depreciation	(8,212,979)	32,228,184	(8,840,108)	32,859,977
Net increase in net assets resulting from operations	49,825,106	65,504,012	49,586,909	65,842,634

Dividends to Shareholders From[1]
Net investment income	(38,560,059)	(35,208,709)	(39,195,248)	(36,599,844)

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	—	—	—	8,495
Reinvestment of dividends	162,267	718,285	499,916	1,006,632
Net increase in net assets derived from capital share transactions	162,267	718,285	499,916	1,015,127

Net Assets
Total increase in net assets	11,427,314	31,013,588	10,891,577	30,257,917
Beginning of year	416,701,017	385,687,429	435,955,023	405,697,106
End of year	$428,128,331	$416,701,017	$446,846,600	$435,955,023
Undistributed net investment income, end of year	$3,091,497	$7,780,357	$3,902,307	$8,725,988
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

124	ANNUAL REPORT	AUGUST 31, 2013

Statements of Changes in Net Assets

	BlackRock High Yield Trust (BHY)		BlackRock Income Opportunity Trust, Inc. (BNA)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$3,271,230	$3,397,215	$23,559,363	$23,112,371
Net realized gain	2,151,664	793,181	3,918,608	10,895,929
Net change in unrealized appreciation/depreciation	(1,011,404)	2,402,266	(34,000,708)	25,143,570
Net increase (decrease) in net assets resulting from operations	4,411,490	6,592,662	(6,522,737)	59,151,870

Dividends to Shareholders From[1]
Net investment income	(3,412,042)	(3,374,830)	(23,740,439)	(22,258,816)

Capital Share Transactions
Reinvestment of dividends	13,526	14,323	—	—

Net Assets
Total increase (decrease) in net assets	1,012,974	3,232,155	(30,263,176)	36,893,054
Beginning of year	46,876,393	43,644,238	408,068,374	371,175,320
End of year	$47,889,367	$46,876,393	$377,805,198	$408,068,374
Undistributed net investment income, end of year	$123,319	$177,267	$5,082,132	$5,436,734

	BlackRock Income Trust, Inc. (BKT)		BlackRock Strategic Bond Trust (BHD)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$20,368,194	$24,774,308	$6,690,943	$6,983,209
Net realized gain	516,801	13,620,770	3,621,575	1,329,497
Net change in unrealized appreciation/depreciation	(30,160,300)	(8,999,000)	(5,002,787)	5,886,978
Net increase (decrease) in net assets resulting from operations	(9,275,305)	29,396,078	5,309,731	14,199,684

Dividends and Distributions to Shareholders From[1]
Net investment income	(30,628,476)	(17,586,939)	(7,120,905)	(7,652,086)
Net realized gain	—	(12,721,826)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(30,628,476)	(30,308,765)	(7,120,905)	(7,652,086)

Capital Share Transactions
Reinvestment of dividends	—	—	54,178	50,250

Net Assets
Total increase (decrease) in net assets	(39,903,781)	(912,687)	(1,756,996)	6,597,848
Beginning of year	507,851,820	508,764,507	101,724,487	95,126,639
End of year	$467,948,039	$507,851,820	$99,967,491	$101,724,487
Undistributed net investment income, end of year	$10,875,865	$8,050,320	$203,336	$810,526
[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	125

Statements of Cash Flows
Year Ended August 31, 2013	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)[1]	BlackRock Corporate High Yield Fund VI, Inc. (HYT)[1]	BlackRock High Income Shares (HIS)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(6,028,169)	$49,825,106	$49,586,909	$9,778,108
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(392,705)	(524,424)	(517,055)	(11,605)
(Increase) decrease in swaps receivable	168,071	65,538	66,324	(890)
Increase in other assets	(29,378)	—	—	—
Increase in prepaid expenses	(10,426)	(1,361)	(1,269)	(5,923)
Increase in dividends receivable	—	(16,924)	(16,554)	—
Increase in variation margin receivable on financial futures contracts	(176,941)	(1,968)	(2,015)	(12,172)
Increase in variation margin receivable on centrally cleared swaps	(12,768)	—	—	—
Decrease in cash pledged for financial futures contracts	172,000	611,000	640,000	13,000
Increase in cash pledged for centrally cleared swaps	(420,000)	—	—	—
Decrease in cash pledged as collateral for over-the-counter swaps	6,700,000	400,000	400,000	—
Increase in cash pledged as collateral for reverse repurchase agreements	(3,504,000)	—	—	—
Increase (decrease) in investment advisory fees payable	(15,298)	13,755	14,409	(2,165)
Increase in interest expense payable	155,581	83,887	82,072	19,445
Decrease in other accrued expenses payable	(28,431)	(118,790)	(93,200)	(5,327)
Decrease in variation margin payable on financial futures contracts	—	(69,600)	(72,800)	(21,600)
Increase (decrease) in swaps payable	(219,556)	(78,779)	(84,062)	879
Increase in Officer’s and Trustees’ fees payable	9,881	31,115	34,677	4,224
Increase in reorganization costs payable	—	—	172,314	162,712
Increase in cash received as collateral for over-the-counter swaps	200,000	100,000	100,000	—
Decrease in cash received as collateral for reverse repurchase agreements	(590,475)	—	—	—
Net periodic and termination payments of swaps	2,439,962	2,975,992	3,058,619	40,557
Net realized and unrealized (gain) loss on investments and swaps	27,161,798	(17,025,174)	(16,832,280)	(383,853)
Amortization of premium and accretion of discount on investments	4,262,644	(526,918)	(397,638)	(395,443)
Premiums received from options written	6,969,214	579,311	598,102	—
Proceeds from sales of long-term investments	637,037,078	467,717,761	489,540,461	127,138,965
Purchases of long-term investments	(621,368,604)	(476,789,378)	(498,278,819)	(120,290,249)
Proceeds from borrowed bond transactions	12,005,486	—	—	—
Payments for borrowed bond transactions	(11,850,480)	—	—	—
Net proceeds from sales of short-term securities	(4,801,466)	(1,683,977)	(1,737,587)	(1,687,499)
Premiums paid on closing options written	(14,205,266)	(44,200)	(46,240)	—
Cash provided by operating activities	33,627,752	25,521,972	26,214,368	14,341,164

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(10,352,670)	—	—	—
Cash receipts from borrowings	—	207,000,000	214,000,000	51,000,000
Cash payments on borrowings	—	(196,000,000)	(204,000,000)	(56,000,000)
Cash dividends paid to shareholders	(25,136,790)	(38,331,934)	(38,616,564)	(10,333,853)
Increase in bank overdraft	157,427	—	—	—
Cash used for financing activities	(35,332,033)	(27,331,934)	(28,616,564)	(15,333,853)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(22,180)	(342)	(753)	(700)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(1,726,461)	(1,810,304)	(2,402,949)	(993,389)
Cash and foreign currency at beginning of year	1,779,246	1,825,285	2,418,110	1,213,167
Cash and foreign currency at end of year	$52,785	$14,981	$15,161	$219,778

Cash Flow Information
Cash paid during the period for interest	$341,705	$1,593,870	$1,627,686	$363,836

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$221,789	$162,267	$499,916	$239,225
[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

126	ANNUAL REPORT	AUGUST 31, 2013

Statements of Cash Flows
Year Ended August 31, 2013	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$4,411,490	$(6,522,737)	$(9,275,305)	$5,309,731
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(39,580)	(52,990)	227,662	(28,015)
(Increase) decrease in swaps receivable	753	178,299	27,609	(1,724)
Increase in other assets	—	(96,026)	(16,208)	—
(Increase) decrease in prepaid expenses	(2,938)	4,344	3,006	(3,941)
Increase in dividends receivable	(1,637)	—	—	—
Increase (decrease) in variation margin receivable on financial futures contracts	(5,666)	(199,246)	—	1,092
Increase in variation margin receivable on centrally cleared swaps	—	(12,678)	—	(6,192)
(Increase) decrease in cash pledged for financial futures contracts	(14,000)	891,000	67,000	45,000
Increase in cash pledged for centrally cleared swaps	—	(420,000)	(10,000)	(150,000)
Increase in cash pledged as collateral for reverse repurchase agreements	—	(7,171,000)	(2,010,000)	—
Decrease in cash pledged as collateral for over-the-counter swaps	—	6,750,000	400,000	30,000
Increase (decrease) in investment advisory fees payable	1,316	(12,918)	(21,761)	1,970
Increase in interest expense payable	8,552	135,215	3,703	21,573
Decrease in other accrued expenses payable	(3,420)	(25,692)	(20,248)	(8,625)
Decrease in variation margin payable on financial futures contracts	(7,200)	(36,766)	(847,073)	(10,772)
Increase in variation margin payable on centrally cleared swaps	—	—	12	—
Increase (decrease) in swaps payable	(19,563)	(221,529)	(19,094)	60
Increase in Officer’s and Trustees’ fees payable	1,535	14,380	12,906	2,612
Increase (decrease) in Administration fees payable	148	(2,096)	(4,792)	—
Increase in reorganization costs payable	126,174	—	—	101,036
Increase in cash received as collateral for over-the-counter swaps	—	300,000	420,000	—
Decrease in cash received as collateral for reverse repurchase agreements	—	(127,000)	—	—
Net periodic and termination payments of swaps	292,636	2,458,259	452,846	623,124
Net realized and unrealized (gain) loss on investments and swaps	(1,254,202)	27,155,691	42,942,664	1,545,328
Amortization of premium and accretion of discount on investments	(2,551)	4,665,510	11,273,437	35,220
Premiums received from options written	18,225	6,981,228	—	143,425
Proceeds from sales of long-term investments	49,656,903	642,086,641	2,524,670,329	62,380,402
Purchases of long-term investments	(49,423,877)	(618,309,991)	(2,553,840,696)	(62,794,204)
Proceeds from borrowed bond transactions	—	13,456,176	41,962,394	—
Payments for borrowed bond transactions	—	(13,113,568)	(59,828,221)	—
Net proceeds from sales (purchases) of short-term securities	(351,238)	(5,561,924)	5,452,716	(907,585)
Premiums paid on closing options written	(5,100)	(14,209,091)	—	(158,423)
Cash provided by operating activities	3,386,760	38,981,491	2,022,886	6,171,092

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	—	(16,039,498)	28,608,838	—
Cash receipts from borrowings	27,000,000	—	—	44,000,000
Cash payments on borrowings	(27,000,000)	—	—	(45,000,000)
Net borrowing of treasury rolls	—	—	13,928	2,444
Cash dividends paid to shareholders	(3,396,821)	(23,737,292)	(30,661,221)	(7,058,311)
Increase in bank overdraft	—	—	15,569	—
Cash used for financing activities	(3,396,821)	(39,776,790)	(2,022,886)	(8,055,867)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(473)	(5,619)	—	(337)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(10,534)	(800,918)	—	(1,885,112)
Cash and foreign currency at beginning of year	24,065	873,136	—	1,893,941
Cash and foreign currency at end of year	$13,531	$72,218	—	$8,829

Cash Flow Information
Cash paid during the period for interest	$157,563	$367,530	$498,872	$254,870

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$13,526	—	—	$54,178

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	127

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Year Ended August 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$15.21	$13.78		$14.19	$12.56		$12.81
Net investment income[1]	0.89	0.88		0.83	0.87		0.80
Net realized and unrealized gain (loss)	(1.11)	1.37		(0.36)	1.76		(0.28)
Net increase (decrease) from investment operations	(0.22)	2.25		0.47	2.63		0.52
Dividends from net investment income[2]	(0.94)	(0.82)		(0.88)	(1.00)		(0.77)
Net asset value, end of year	$14.05	$15.21		$13.78	$14.19		$12.56
Market price, end of year	$12.50	$15.41		$12.69	$13.92		$11.98

Total Investment Return[3]
Based on net asset value	(1.42)%	17.06%		4.02%	22.44%		5.28%
Based on market price	(13.43)%	28.78%		(2.35)%	25.93%		11.76%

Ratios to Average Net Assets
Total expenses	1.03%	0.95%		1.02%	1.18%		1.06%
Total expenses after fees waived and paid indirectly	0.98%	0.94%		1.02%	1.18%		1.06%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.86%	0.86%		0.93%	0.95%		0.83%
Net investment income	5.92%	6.13%		6.05%	6.62%		7.09%

Supplemental Data
Net assets, end of year (000)	$379,913	$411,136		$372,295	$383,540		$339,524
Borrowings outstanding, end of year (000)	$172,537	$182,679		$152,301	$168,938		$74,572
Average borrowings outstanding, during the year (000)	$187,038	$143,234		$151,080	$162,760		$73,467
Portfolio turnover	100% [4]	290%	[5]	824% [6]	641%	[7]	315% [8]
Asset coverage, end of year per $1,000	$3,202	$3,251		$3,444	$3,270		$5,553
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 63%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 237%
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 544%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 534%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

See Notes to Financial Statements.

128	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Corporate High Yield Fund V, Inc. (HYV)

	Year Ended August 31,
	2013[1]		2012[1]		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.63		$11.71		$11.61	$9.71	$11.94
Net investment income[2]	1.05		1.08		1.09	1.06	1.07
Net realized and unrealized gain (loss)	0.46		0.91		0.07	1.86	(2.10)
Net increase (decrease) from investment operations	1.51		1.99		1.16	2.92	(1.03)
Dividends from net investment income[3]	(1.17)		(1.07)		(1.06)	(1.02)	(1.20)
Net asset value, end of year	$12.97		$12.63		$11.71	$11.61	$9.71
Market price, end of year	$11.72		$13.51		$11.55	$11.40	$9.32

Total Investment Return[4]
Based on net asset value	12.51%		17.92%		10.29%	31.40%	(3.83)%
Based on market price	(4.96)%		27.88%		10.79%	34.42%	8.59%

Ratios to Average Net Assets
Total expenses	1.47%	[5]	1.42%		1.34%	1.26%	1.84%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%	[5]	1.42%		1.34%	1.26%	1.84%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and income tax	0.99%	[5,6]	1.08%	[7]	1.02%	0.99%	1.16%
Net investment income	8.05%		8.96%		8.82%	9.52%	13.00%

Supplemental Data
Net assets, end of year (000)	$428,128		$416,701		$385,687	$382,603	$320,045
Borrowings outstanding, end of year (000)	$186,000		$175,000		$129,000	$92,000	$54,000
Average borrowings outstanding, during the year (000)	$176,660		$140,036		$119,652	$79,427	$65,403
Portfolio turnover	77%		61%		87%	90%	65%
Asset coverage, end of year per $1,000	$3,303		$3,381		$3,990	$5,159	$6,927
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.38%, 1.38% and 0.99%, respectively.
[6]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 0.98%.
[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	129

Financial Highlights	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

	Year Ended August 31,
	2013[1]		2012[1]		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.32		$11.49		$11.38	$9.68	$11.89
Net investment income[2]	1.00		1.04		1.06	1.05	1.05
Net realized and unrealized gain (loss)	0.41		0.83		0.05	1.67	(2.07)
Net increase (decrease) from investment operations	1.41		1.87		1.11	2.72	(1.02)
Dividends from net investment income[3]	(1.11)		(1.04)		(1.00)	(1.02)	(1.19)
Net asset value, end of year	$12.62		$12.32		$11.49	$11.38	$9.68
Market price, end of year	$11.37		$12.96		$11.21	$11.19	$9.47

Total Investment Return[4]
Based on net asset value	11.90%		17.14%		9.95%	29.26%	(4.03)%
Based on market price	(4.16)%		26.30%		9.09%	29.92%	10.09%

Ratios to Average Net Assets
Total expenses	1.54%	[5]	1.51%		1.41%	1.34%	2.01%
Total expenses after fees waived and paid indirectly	1.54%	[5]	1.51%		1.41%	1.34%	2.01%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.16%	[5,6]	1.19%	[7]	1.12%	1.09%	1.28%
Net investment income	7.83%		8.84%		8.80%	9.52%	12.82%

Supplemental Data
Net assets, end of year (000)	$446,847		$435,955		$405,697	$401,760	$341,415
Borrowings outstanding, end of year (000)	$191,000		$181,000		$130,000	$89,000	$58,000
Average borrowings outstanding, during the year (000)	$180,436		$142,342		$115,512	$76,356	$73,784
Portfolio turnover	77%		61%		87%	85%	60%
Asset coverage, end of year per $1000	$3,340		$3,409		$4,121	$5,514	$6,886
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.
[6]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.
[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.
See Notes to Financial Statements.

130	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock High Income Shares (HIS)

	Year Ended August 31,
	2013		2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$2.26		$2.18		$2.19	$1.85	$2.23
Net investment income[1]	0.18		0.20		0.20	0.20	0.19
Net realized and unrealized gain (loss)	(0.00)[2]		0.08		—	0.31	(0.36)
Net increase (decrease) from investment operations	0.18		0.28		0.20	0.51	(0.17)
Dividends from net investment income[3]	(0.19)		(0.20)		(0.21)	(0.17)	(0.21)
Net asset value, end of year	$2.25		$2.26		$2.18	$2.19	$1.85
Market price, end of year	$2.00		$2.40		$2.10	$2.09	$1.68

Total Investment Return[4]
Based on net asset value	8.45%		13.91%		9.56%	28.95%	(3.01)%
Based on market price	(9.23)%		25.58%		10.59%	35.52%	4.47%

Ratios to Average Net Assets
Total expenses	1.69%	[5]	1.54%		1.49%	1.49%	2.01%
Total expenses after fees waived and paid indirectly	1.69%	[5]	1.54%		1.49%	1.49%	2.01%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.38%	[5,6]	1.29%	[6]	1.25%	1.27%	1.41%
Net investment income	7.76%		9.19%		8.66%	9.34%	12.06%

Supplemental Data
Net assets, end of year (000)	$123,163		$123,745		$118,809	$119,642	$100,921
Borrowings outstanding, end of year (000)	$37,000		$42,000		$29,000	$25,000	$18,000
Average borrowings outstanding, during the year (000)	$40,403		$30,746		$26,729	$21,027	$21,220
Portfolio turnover	73%		63%		90%	85%	55%
Asset coverage, end of year per $1,000	$4,329		$3,946		$5,097	$5,786	$6,607
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.56%, 1.56% and 1.25%, respectively.
[6]	For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.36% and 1.19%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	131

Financial Highlights	BlackRock High Yield Trust (BHY)

	Year Ended August 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.29		$6.79	$6.69	$5.78	$6.84
Net investment income[1]	0.51		0.53	0.51	0.51	0.51
Net realized and unrealized gain (loss)	0.18		0.50	0.11	0.92	(1.00)
Net increase (decrease) from investment operations	0.69		1.03	0.62	1.43	(0.49)
Dividends and distributions from:[2]
Net investment income	(0.53)		(0.53)	(0.51)	(0.50)	(0.55)
Tax return of capital	—		—	(0.01)	(0.02)	(0.02)
Total dividends and distributions	(0.53)		(0.53)	(0.52)	(0.52)	(0.57)
Net asset value, end of year	$7.45		$7.29	$6.79	$6.69	$5.78
Market price, end of year	$6.77		$8.04	$6.60	$6.44	$5.84

Total Investment Return[3]
Based on net asset value	9.72%		15.70%	9.66%	25.70%	(5.30)%
Based on market price	(9.60)%		31.27%	10.73%	19.76%	9.81%

Ratios to Average Net Assets
Total expenses	2.40%	[4]	2.01%	2.04%	2.10%	2.61%
Total expenses after fees waived and paid indirectly	2.40%	[4]	2.01%	2.04%	2.10%	2.61%
Total expenses after fees waived and paid indirectly and excluding interest expense	2.06%	[4,5]	1.79% [5]	1.85%	1.91%	2.16%
Net investment income	6.75%		7.59%	7.18%	7.89%	10.22%

Supplemental Data
Net assets, end of year (000)	$47,889		$46,876	$43,644	$42,980	$37,137
Borrowings outstanding, end of year (000)	$19,000		$19,000	$6,000	$8,000	$4,000
Average borrowings outstanding, during the year (000)	$17,512		$10,615	$7,427	$6,427	$5,223
Portfolio turnover	75%		59%	81%	80%	54%
Asset coverage, end of year per $1,000	$3,520		$3,467	$8,274	$6,373	$10,284
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 2.14%, 2.14% and 1.80%, respectively.
[5]	For the years ended August 31, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing cost was 2.05% and 1.69%, respectively.

See Notes to Financial Statements.

132	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

	Year Ended August 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$11.84	$10.77		$11.07	$10.02		$10.35
Net investment income[1]	0.68	0.67		0.63	0.59		0.59
Net realized and unrealized gain (loss)	(0.87)	1.05		(0.28)	1.25		(0.31)
Net increase (decrease) from investment operations	(0.19)	1.72		0.35	1.84		0.28
Dividends from net investment income[2]	(0.69)	(0.65)		(0.65)	(0.79)		(0.61)
Net asset value, end of year	$10.96	$11.84		$10.77	$11.07		$10.02
Market price, end of year	$9.64	$11.58		$9.85	$10.56		$9.65

Total Investment Return[3]
Based on net asset value	(1.47)%	16.81%		3.91%	19.83%		3.90%
Based on market price	(11.39)%	24.92%		(0.37)%	18.69%		5.46%

Ratios to Average Net Assets
Total expenses	0.93%	0.90%		0.95%	1.09%		0.95%
Total expenses after fees waived and paid indirectly	0.93%	0.90%		0.95%	1.09%		0.95%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.81%	0.82%		0.85%	0.86%		0.85%
Net investment income	5.82%	5.97%		5.94%	5.81%		6.45%

Supplemental Data
Net assets, end of year (000)	$377,805	$408,068		$371,175	$381,379		$345,101
Borrowings outstanding, end of year (000)	$172,206	$188,055		$154,883	$157,776		$77,474
Average borrowings outstanding, during the year (000)	$185,003	$151,411		$148,617	$151,700		$49,573
Portfolio turnover	101% [4]	285%	[5]	774% [6]	720%	[7]	270% [8]
Asset coverage, end of year per $1,000	$3,194	$3,170		$3,396	$3,417		$5,454
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 63%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 231%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 492%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 608%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 165%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	133

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.94	$7.96	$7.76	$7.12	$6.94
Net investment income[1]	0.32	0.39	0.35	0.20	0.28
Net realized and unrealized gain (loss)	(0.46)	0.06	0.19	0.73	0.19
Net increase (decrease) from investment operations	(0.14)	0.45	0.54	0.93	0.47
Dividends and distributions from:[2]
Net investment income	(0.48)	(0.27)	(0.34)	(0.26)	(0.29)
Net realized gain	—	(0.20)	—	(0.03)	—
Total dividends and distributions	(0.48)	(0.47)	(0.34)	(0.29)	(0.29)
Net asset value, end of year	$7.32	$7.94	$7.96	$7.76	$7.12
Market price, end of year	$6.40	$7.63	$7.18	$6.95	$6.53

Total Investment Return[3]
Based on net asset value	(1.45)%	6.24%	7.70%	13.86%	7.64%
Based on market price	(10.34)%	13.19%	8.47%	11.19%	12.87%

Ratios to Average Net Assets
Total expenses	1.00%	0.97%	1.06%	1.05%	1.09%
Total expenses after fees waived and paid indirectly	1.00%	0.97%	1.05%	1.02%	1.08%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%	0.90%	0.94%	0.92%	0.93%
Net investment income	4.18%	4.86%	4.43%	2.72%	4.09%

Supplemental Data
Net assets, end of year (000)	$467,948	$507,852	$508,765	$496,260	$455,529
Borrowings outstanding, end of year (000)	$148,344	$119,706	$233,676	$106,985	$11,815
Average borrowings outstanding, during the year (000)	$188,924	$183,890	$116,771	$23,316	$537
Portfolio turnover	358% [4]	487% [5]	899% [6]	883% [7]	700% [8]
Asset coverage, end of year per $1,000	$4,154	$5,242	$3,177	$5,639	$39,555
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 196%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 230%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 387%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 207%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 184%.

See Notes to Financial Statements.

134	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

	Year Ended August 31,
	2013		2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.40		$13.48		$13.57	$12.12	$12.76
Net investment income[1]	0.95		0.99		1.06	1.01	0.93
Net realized and unrealized gain (loss)	(0.19)		1.01		(0.04)	1.35	(0.69)
Net increase (decrease) from investment operations	0.76		2.00		1.02	2.36	0.24
Dividends from net investment income[2]	(1.01)		(1.08)		(1.11)	(0.91)	(0.88)
Net asset value, end of year	$14.15		$14.40		$13.48	$13.57	$12.12
Market price, end of year	$12.68		$14.52		$12.93	$13.17	$11.43

Total Investment Return[3]
Based on net asset value	5.45%		15.66%		8.09%	20.38%	3.99%
Based on market price	(6.29)%		21.58%		6.83%	23.88%	15.34%

Ratios to Average Net Assets
Total expenses	1.57%	[4]	1.45%		1.52%	1.13%	1.00%
Total expenses after fees waived and paid indirectly	1.57%	[4]	1.45%		1.51%	1.11%	0.92%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.30%	[4,5]	1.24%	[5]	1.26%	1.04%	0.92%
Net investment income	6.48%		7.15%		7.59%	7.77%	8.67%

Supplemental Data
Net assets, end of year (000)	$99,967		$101,724		$95,127	$95,794	$85,581
Borrowings outstanding, end of year (000)	$29,000		$30,000		$24,000	$12,000	$—
Average borrowings outstanding, during the year (000)	$29,179		$22,089		$22,696	$5,701	$303
Portfolio turnover	47%		47%		72%	83%	61%
Asset coverage, end of year per $1,000	$4,447		$4,391		$4,964	$8,983	$—
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.47%, 1.47% and 1.21%, respectively.
[5]	For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.30% and 1.14%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	135

Notes to Financial Statements
1. Organization:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD”) (collectively, the “Trusts”) are registered under the 1940 Act, as diversified, closed-end management investment companies. HYV, HYT, BNA and BKT are organized as Maryland corporations. BHK, BHY and BHD are organized as Delaware statutory trusts. HIS is organized as a Massachusetts business trust. The Boards of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts’ determine, and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganizations: On June 5, 2013, the Board of HYT and the Boards of HYV, HIS, BHY, BlackRock Corporate High Yield Fund, Inc. and BlackRock Corporate High Yield Fund III, Inc. (each a “HYT Target Fund”) approved the reorganization of HYT with each HYT Target Fund, with HYT continuing as the surviving fund after the reorganizations. It is currently expected that the reorganizations will be completed in late 2013. Reorganization costs incurred by HYT and the HYT Target Funds in connection with the reorganizations were expensed. BlackRock Advisors, LLC (the “Manager”) reimbursed HYV $400,000, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

On July 19, 2013, the Board of BHD approved the reorganization of BHD with BlackRock Debt Strategies Fund, Inc. (“DSU”), with DSU continuing as the surviving fund after the reorganization. It is currently expected that the reorganization will be completed in late 2013. Reorganization costs incurred by BHD in connection with the reorganization were expensed.

Basis of Consolidation: The accompanying consolidated financial statements of HYV and HYT include the accounts of BLK HYV (Luxembourg) Investments, S.a.r.l. and BLK HYT (Luxembourg) Investments, S.a.r.l. (the “Subsidiaries”), which are wholly owned subsidiaries of the Trusts which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Such shares are held in the Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statements of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Trusts.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

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Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

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Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s US federal tax returns remains open for each of the four years ended August 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in Officers and Trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may have to subsequently reinvest the proceeds at lower interest rates. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

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Notes to Financial Statements (continued)

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Trusts may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements (continued)

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests the Trusts hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When a Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2013, the Trusts had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation
HYV	Media General, Inc.	$1,005,000	$1,006,859	$11,909
HYT	Media General, Inc.	$1,050,000	$1,051,943	$12,443
HIS	Media General, Inc.	$290,000	$290,537	$3,437
BHY	Media General, Inc.	$110,000	$110,204	$1,304

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Trusts generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio

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Notes to Financial Statements (continued)

turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, the Trusts borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Trusts, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trusts and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Trusts may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Trusts may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Trusts.

Treasury Roll Transactions: Certain Trusts may enter into treasury roll transactions. In a treasury roll transaction the Trusts sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Trusts receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Trusts and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Trusts on an accrual basis. The Trusts will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Trusts. If the interest expense exceeds the income earned, the Trusts’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to repurchase may decline below the agreed upon repurchase price of those securities.

Short Sales: Certain Trusts may enter into short sale transactions in which the Trusts sell a security they do not hold in anticipation of a decline in the market price of that security. When the Trusts make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trusts are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Trusts are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less or greater than the proceeds originally received. There is no assurance the Trusts will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or

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Notes to Financial Statements (continued)

foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies, in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and interest rate risk) and/or in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts holds the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Trusts enter into swap agreements, in which the Trusts and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the

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Notes to Financial Statements (continued)

OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts face the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — The Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Forward interest rate swaps — The Trusts enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, at a fixed or variable rate and commencing on a specified future effective date, unless terminated earlier.
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Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2013
	Derivative Assets
		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]	$2,906,677	$7,062	$7,356	$2,060	$883	$2,947,107	$6,756,669	$216,379
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	129,008	663,707	689,686	53,846	18,779	113,665	—	97,687
Credit contracts	Unrealized appreciation on swaps; swap premiums paid	325,775	918,664	941,701	28,545	110,666	327,398	—	63,228
Equity contracts	Investments at value — unaffiliated[2]	—	1,928,050	1,975,830	108,866	51,847	—	—	—

Total		$3,361,460	$3,517,483	$3,614,573	$193,317	$182,175	$3,388,170	$6,756,669	$377,294

	Derivative Liabilities
		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]	$1,996,278	$2,306	$2,384	$648	$285	$2,002,857	$8,525,414	$80,137
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	202,326	373,492	421,157	21,997	15,831	234,966	—	70,615
Credit contracts	Unrealized appreciation on swaps; Swap premiums received	361,719	1,626,793	1,694,517	27,701	214,176	363,099	211,777	273,018
Equity contracts	Investments at value — unaffiliated[2]	—	445,000	457,150	—	—	—	—	—

Total		$2,560,323	$2,447,591	$2,575,208	$50,346	$230,292	$2,600,922	$8,737,191	$423,770
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.

	The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2013
	Net Realized Gain (Loss) From
	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest rate contracts:
Financial futures contracts	$(3,044,660)	$(12,496)	$(12,129)	$(3,508)	$(1,538)	$(3,441,689)	$10,629,460	$275,485
Swaps	2,712,270	—	—	—	—	2,731,055	480,588	187,365
Options[3]	(199,312)	113,750	119,000	—	13,125	(201,406)	—	18,964
Foreign currency exchange contracts:
Foreign currency transactions	(566,260)	(2,034,629)	(2,142,154)	(353,893)	(105,176)	(265,351)	—	(374,425)
Credit contracts:
Swaps	(266,831)	1,730,238	1,774,972	43,963	136,783	(265,371)	—	169,146
Equity contracts:
Financial futures contracts	—	(2,160,253)	(2,268,688)	(647,132)	(247,365)	—	—	—
Options[3]	(155,050)	(64,249)	(68,944)	—	—	(155,050)	—	—
Other contracts:
Swaps	(84,887)	—	—	—	—	(85,113)	—	—
Total	$(1,604,730)	$(2,427,639)	$(2,597,943)	$(960,570)	$(204,171)	$(1,682,925)	$11,110,048	$276,535
[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
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Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest rate contracts:
Financial futures contracts	$454,664	$4,756	$4,972	$1,412	$598	$595,341	$822,164	$5,330
Swaps	1,138,826	—	—	—	—	1,159,526	214,561	136,900
Options[1]	746,643	—	—	—	—	744,516	—	(9,385)
Foreign currency exchange contracts:
Foreign currency translations	264,216	1,337,179	1,360,658	171,140	53,873	159,936	—	189,814
Credit contracts:
Swaps	(297,646)	(489,261)	(510,820)	(2,562)	(43,003)	(297,403)	—	(61,918)
Equity contracts:
Financial futures contracts	—	840,806	879,524	369,283	138,848	—	—	—
Options[3]	(1,964)	239,552	244,485	—	—	(1,964)	—	—
Other contracts:
Swaps	43,272	—	—	—	—	43,388	—	—
Total	$2,348,011	$1,933,032	$1,978,819	$539,273	$150,316	$2,403,340	$1,036,725	$260,741
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended August 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Financial futures contracts:
Average number of contracts purchased	777	—	—	—	—	740	134	84
Average number of contracts sold	1,000	65	68	26	12	1,013	1,732	51
Average notional value of contracts purchased	$143,898,271	—	—	—	—	$139,454,455	$32,498,150	$15,806,453
Average notional value of contracts sold	$180,073,981	$6,356,008	$6,630,560	$2,482,049	$1,131,951	$182,779,122	$260,095,563	$7,003,605
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	5	13	14	3	3	5	—	5
Average number of contracts — US dollars sold	2	3	3	2	1	2	—	2
Average US dollar amounts purchased	$18,734,714	$53,022,351	$56,250,073	$5,236,906	$1,952,649	$17,937,620	—	$8,755,934
Average US dollar amounts sold	$2,280,393	$1,096,726	$1,460,102	$237,099	$36,099	$2,094,356	—	$253,039
Options:								—
Average number of option contracts purchased	—	1,460	1,497	—	3	—	—	12
Average number of option contracts written	—	875	899	—	—	—	—	—
Average notional value of option contracts purchased	—	$23,452,300	$24,035,650	—	$282,858	—	—	$571,966
Average notional value of option contracts written	—	$13,650,000	$14,020,500	—	—	—	—	—
Average number of swaption contracts purchased	8	—	—	—	—	8	—	4
Average number of swaption contracts written	20	1	1	—	1	20	—	2
Average notional value of swaption contracts purchased	$72,557,128	—	—	—	—	$60,987,500	—	$6,084,074
Average notional value of swaption contracts written	$381,580,607	$6,500,000	$6,800,000	—	$750,000	$276,864,061	—	$5,942,000
Credit default swaps:								—
Average number of contracts — buy protection	5	3	3	1	5	3	—	1
Average number of contracts — sell protection	8	21	21	1	21	8	—	20
Average notional value — buy protection	$4,762,470	$953,573	$996,838	$36,093	$340,645	$4,761,912	—	$527,500
Average notional value — sell protection	$4,047,500	$12,473,501	$12,812,751	$46,093	$1,153,468	$4,157,146	—	$1,436,011
Interest rate swaps:
Average number of contracts — pays fixed rate	14	—	—	—	—	14	1	5
Average number of contracts — receives fixed rate	9	—	—	—	—	9	6	—
Average notional value — pays fixed rate	$146,969,263	—	—	—	—	$147,098,036	$60,000,000	$5,043,750
Average notional value — receives fixed rate	$69,092,876	—	—	—	—	$68,717,207	$71,490,000	—
Total return swaps:
Average number of contracts	1	—	—	—	—	1	—	—
Average notional value	$470,000	—	—	—	—	$471,250	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trusts risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trusts. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty, to perform.

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Notes to Financial Statements (continued)

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the short fall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define their contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK, HYV, HYT, HIS and BHD.

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%
HIS	0.75% of the first $200 million and 0.50% thereafter
BHY	0.90%
BHD	0.75%

The following Trusts’ investment advisory fee paid to the Manager is computed daily and payable monthly on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYV	0.60%
HYT	0.70%

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

BHY, BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets and 0.10% for BHY of the Trust’s average weekly total assets.

The Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly net assets. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended August 31, 2013, the Manager waived $177,925, which is included in fees waived by Manager in the Statements of Operations for BHK.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2013, the amounts waived were as follows:

BHK	$1,897
HYV	$979
HYT	$980
HIS	$433
BHY	$384
BNA	$1,942
BKT	$8,296
BHD	$406
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Notes to Financial Statements (continued)

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, each Trust pays the Manager based on the Trusts’ net assets, which includes the assets of the Subsidiaries.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to each Trust. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BHK	—	$963,180
HYV	$2,240,663	$630,830
HYT	$3,296,344	$660,467
HIS	$219,093	$189,897
BHY	$116,815	$71,478
BNA	—	$970,824
BHD	$219,923	—

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended August 31, 2013 were as follows:

	Purchases	Sales
BHK	$565,925,347	$561,776,202
HYV	$480,733,384	$468,095,077
HYT	$503,718,002	$490,628,106
HIS	$121,492,630	$127,298,626
BHY	$50,137,547	$49,598,425
BNA	$564,254,135	$554,531,132
BKT.	$2,286,512,570	$2,233,214,887
BHD	$60,724,131	$61,742,397

For the year ended August 31, 2013, purchases and sales of US government securities were as follows:

	Purchases	Sales
BHK.	$38,749,883	$69,375,749
BNA	$38,943,101	$83,417,112
BKT	$230,937,400	$311,094,576
BHD	$1,601,162	$199,969

For the year ended August 31, 2013, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BHK	$224,900,231	$225,396,680
BNA	$224,904,856	$225,401,594
BKT	$1,137,374,940	$1,137,977,508

Transactions in options written for the year ended August 31, 2013 were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
BHK
Outstanding options, beginning of year	—	$174,300	$3,758,484	9,500	$234,100	$4,974,415
Options written	—	128,600	2,503,729	—	274,300	4,420,685
Options exercised	—	—	—	—	(10,000)	(47,528)
Options expired	—	—	—	(9,500)	—	(119,700)
Options closed	—	(272,200)	(6,195,612)	—	(443,100)	(8,492,400)
Outstanding options, end of year	—	$30,700	$66,601	—	$55,300	$735,472
HYV
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$6,500	$44,200	3,500	$6,500	$535,111
Options exercised	—	(6,500)	(44,200)	—	—	—
Options expired	—	—	—	—	(6,500)	(113,750)
Outstanding options, end of year	—	—	—	3,500	—	$421,361
HYT
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$6,800	$46,240	3,595	$6,800	$551,862
Options exercised	—	(6,800)	(46,240)	—	—	—
Options expired	—	—	—	—	(6,800)	(119,000)
Outstanding options, end of year	—	—	—	3,595	—	$432,862
BHY
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$750	$5,100	—	$750	$13,125
Options exercised	—	(750)	(5,100)	—	—	—
Options expired	—	—	—	—	(750)	(13,125)
Outstanding options, end of year	—	—	—	—	—	—

ANNUAL REPORT	AUGUST 31, 2013	147

Notes to Financial Statements (continued)

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
BNA
Outstanding options, beginning of year	—	$173,900	$3,754,227	9,500	$233,700	$4,969,287
Options written	—	129,000	2,508,777	—	274,600	4,427,651
Options exercised	—	—	—	—	(10,000)	(47,528)
Options expired	—	—	—	(9,500)	—	(119,700)
Options closed	—	(272,000)	(6,195,970)	—	(442,800)	(8,492,710)
Outstanding options, end of year	—	$30,900	$67,034	—	$55,500	$737,000
BHD
Outstanding options, beginning of year	—	$2,300	$17,900	—	$4,300	$69,170
Options written	—	4,500	62,250	—	4,500	81,175
Options closed	—	(6,800)	(80,150)	—	(6,800)	(111,345)
Outstanding options, end of year	—	—	—	—	$2,000	$39,000

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, non-deductible expenses and net paydown losses were reclassified to the following accounts:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Paid-in capital	—	$(11,986)	$(177,663)	$(162,712)	$(126,174)	—	—	$(101,036)
Undistributed net investment income	$(864,282)	$(904,591)	$(975,060)	$(102,001)	$86,864	$(173,526)	$13,085,827	$(177,228)
Accumulated net realized loss	$864,282	$916,577	$1,152,723	$264,713	$39,310	$173,526	$(13,085,827)	$278,264

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 was as follows:

		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Ordinary income	8/31/13	$25,416,860	$38,560,059	$39,195,248	$10,599,743	$3,412,042	$23,740,439	$30,628,476	$7,120,905
	8/31/12	$22,212,928	$35,208,709	$36,599,844	$11,172,280	$3,374,830	$22,258,816	$30,308,765	$7,652,086
Total	8/31/13	$25,416,860	$38,560,059	$39,195,248	$10,599,743	$3,412,042	$23,740,439	$30,628,476	$7,120,905
	8/31/12	$22,212,928	$35,208,709	$36,599,844	$11,172,280	$3,374,830	$22,258,816	$30,308,765	$7,652,086

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Undistributed ordinary income	$5,172,935	$4,808,087	$5,632,022	$1,381,349	$279,996	$5,088,413	$10,985,157	$534,353
Capital loss carryforwards	(10,357,545)	(52,520,992)	(68,888,889)	(36,475,853)	(11,795,329)	(18,525,614)	(6,511,246)	(1,167,345)
Net unrealized gains (losses)[1]	6,136,455	5,152,621	3,656,884	(270,522)	1,346,173	5,695,753	(8,658,685)	2,146,446
Qualified late-year losses[2]	—	—	—	—	—	—	(6,409,435)	—
Total	$951,845	$(42,560,284)	$(59,599,983)	$(35,365,026)	$(10,169,160)	$(7,741,448)	$(10,594,209)	$1,513,454
[1]	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, investments in passive foreign investment companies and the deferral of compensation to trustees.
[2]	The Trust has elected to defer certain qualified late year losses and recognize such losses in the year ended August 31, 2014.

As of August 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

2014	—	—	—	$7,043,976	$442,153	—	—	—
2015	—	—	—	—	2,467,772	—	—	—
2016	$2,941,545	—	—	10,829,322	2,039,760	$191,888	—	—
2017	7,416,000	$6,734,339	$13,961,125	3,140,056	916,541	7,369,088	—	—
2018	—	45,786,653	54,927,764	15,169,557	5,191,260	10,964,638	—	$1,167,345
2019	—	—	—	—	737,843	—	—	—
No expiration date[3]	—	—	—	292,942	—	—	$6,511,246	—
Total	$10,357,545	$52,520,992	$68,888,889	$36,475,853	$11,795,329	$18,525,614	$6,511,246	$1,167,345
[3]	Must be utilized prior to losses subject to expiration.
148	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

During the year ended August 31, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryover:

BHK	$2,785,178
HYV	$24,658,421
HYT	$23,395,382
HIS	$2,265,017
BHY	$2,276,200
BNA	$4,283,177
BHD	$3,647,837

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Tax cost	$551,524,149	$611,577,536	$637,769,231	$159,922,686	$66,016,698	$547,548,818	$863,477,541	$125,412,022
Gross unrealized appreciation	$21,684,444	$25,470,332	$25,205,718	$5,336,661	$2,581,185	$22,098,732	$25,450,117	$5,142,559
Gross unrealized depreciation	(15,243,645)	(21,891,344)	(23,122,944)	(5,595,272)	(1,367,696)	(16,139,906)	(33,184,643)	(3,110,531)
Net unrealized appreciation (depreciation)	$6,440,799	$3,578,988	$2,082,774	$(258,611)	$1,213,489	$5,958,826	$(7,734,526)	$2,032,028

8. Borrowings:

HYV, HYT, HIS, BHY and BHD were party to a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Trusts have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
HYV	$213,000,000
HYT	$222,000,000
HIS	$63,000,000
BHY	$24,000,000
BHD	$52,000,000

Prior to March 1, 2013, advances were made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

On March 1, 2013, the SSB Agreement was renewed and amended from a 364-day revolving line of credit to a 360-day rolling facility whereby SSB may elect to terminate its commitment upon 360-days written notice to the Trusts anytime after February 24, 2014. Advances will be made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Trusts pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Trusts meet certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Trusts as of August 31, 2013 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amounts of the borrowings approximates fair value.

The Trusts may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2013, the daily weighted average interest rates for Trusts with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate
HYV	0.95%
HYT	0.95%
HIS	0.95%
BHY	0.95%
BHD[1]	0.95%

For the year ended August 31, 2013, the daily weighted average interest rates for Trusts with borrowings, which include reverse repurchase agreements, were as follows:

Daily Weighted Average Interest Rate
BHK	0.26%
BNA	0.27%
BKT[1]	0.23%
[1]	Includes treasury roll transactions.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into

ANNUAL REPORT	AUGUST 31, 2013	149

Notes to Financial Statements (concluded)

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

BHK, BHY and BHD are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BNA and BKT are authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. HYV and HYT are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. HIS is authorized to issue an unlimited number of shares, no par value, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2013	Year Ended August 31, 2012
BHK	14,416	4,404
HYV	11,735	59,289
HYT	39,051	85,180
HIS	103,313	124,205
BHY	1,771	2,000
BHD	3,668	3,546

Shares issued and outstanding remained constant during the year ended August 31, 2013 and the year ended August 31, 2012 for BNA and BKT.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend on September 30, 2013 to shareholders of record on September 16, 2013 as follows:

Common Dividend Per Share
BHK	$0.0755
HYV	$0.0855
HYT	$0.0805
HIS	$0.0142
BHY	$0.0428
BNA	$0.0595
BKT	$0.0370
BHD	$0.0780

Additionally, the Trusts declared a net investment income dividend on October 1, 2013 payable to shareholders of record on October 16, 2013 for the same amounts noted above.

On October 11, 2013, the shareholders of HYT and each HYT Target Fund approved their respective reorganization. On October 18, 2013, the Manager announced special distributions in connection with the reorganizations. HYV, HYT, HIS and BHY will pay an income distribution on November 1, 2013 to shareholders of record as of October 29, 2013 as follows:

Distribution Per Share
HYV	$0.185
HYT	$0.160
HIS	$0.040
BHY	$0.080

On October 25, 2013, the shareholders of BHD and DSU approved its reorganization.

150	ANNUAL REPORT	AUGUST 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of
BlackRock Core Bond Trust,
BlackRock Corporate High Yield Fund V, Inc.,
BlackRock Corporate High Yield Fund VI, Inc.,
BlackRock High Income Shares,
BlackRock High Yield Trust,
BlackRock Income Opportunity Trust, Inc.,
BlackRock Income Trust, Inc., and
BlackRock Strategic Bond Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust, BlackRock High Income Shares, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust (collectively the “Funds”) as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended. We have also audited the consolidated statements of assets and liabilities, including the consolidated schedules of investments of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., (collectively with the Funds mentioned above, the “Trusts”) as of August 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Core Bond Trust, BlackRock High Income Shares, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each the years in the five-year period then ended, and the consolidated financial positions of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., as of August 31, 2013, the consolidated results of their operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their consolidated financial highlights for each of the years in the five-year period then ended, conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, on June 5, 2013, the Board of BlackRock Corporate High Yield Fund VI, Inc. and the Board of BlackRock Corporate High Yield Fund V, Inc., BlackRock High Income Shares, and BlackRock High Yield Trust (each individually, a “Target Fund”) approved the reorganizations of each Target Fund into BlackRock Corporate High Yield Fund VI, Inc. Additionally, on July 19, 2013, the Board of BlackRock Strategic Bond Trust approved the reorganization of BlackRock Strategic Bond Trust with BlackRock Debt Strategies Fund, Inc., with BlackRock Debt Strategies Fund, Inc. continuing as the surviving fund after the reorganization. As discussed in Note 11, on October 11, 2013, the shareholders of BlackRock Corporate High Yield Fund VI, Inc. and each Target Fund approved their respective reorganization, and on October 25, 2013, the shareholders of BlackRock Strategic Bond Trust and Debt Strategies Fund, Inc. approved their respective reorganization.

Deloitte & Touche LLP
Boston, Massachusetts
October 29, 2013

ANNUAL REPORT	AUGUST 31, 2013	151

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts during the fiscal year ended August 31, 2013.

	Payable Dates	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest-Related Dividends for Non-US Residents[1]	September 2012 – January 2013	66.03%	61.01%	66.09%	70.48%	73.65%	73.86%	91.88%	77.85%
	February 2013 – August 2013	85.83%	84.35%	75.19%	96.52%	83.56%	84.00%	91.80%	79.31%
Qualified Dividend Income for Individuals[2]	September 2012 – January 2013	—	5.37%	5.41%	—	—	—	—	—
	February 2013 – August 2013	—	1.62%	1.82%	—	—	—	—	—
Dividends Qualifying for the Dividend Received Deduction for Corporations[2]	September 2012 – January 2013	—	5.37%	5.41%	—	—	—	—	—
	February 2013 – August 2013	—	1.59%	1.80%	—	—	—	—	—
Federal Obligation Interest[3]	September 2012 – August 2013	7.02%	—	—	—	—	6.53%	2.40%	—
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]	The Trust hereby designates the percentage indicated above or the maximum amount allowable by law.
[3]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
152	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees and as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD” and together with BHK, HYV, HYT, HIS, BHY, BNA and BKT, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1, as well as the investment performance of each of BHK, BNA, BKT and BHD as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees;

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
ANNUAL REPORT	AUGUST 31, 2013	153

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

(e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to BHK, BNA, BKT and BHD, the investment performance of the Fund as compared with its respective custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of BHK, BHD and BNA noted that its respective Fund’s performance exceeded its customized benchmark during the one- and three-year periods reported, but underperformed the customized

154	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

benchmark for the five-year period. BlackRock believes that the performance relative to the customized benchmark is an appropriate performance metric for BHK, BHD and BNA.

The Board of BKT noted that BKT’s performance exceeded its customized benchmark during the three- and five-year periods reported, but underperformed the customized benchmark for the one-year period. BlackRock believes that the performance relative to the customized benchmark is an appropriate performance metric for BKT. The Board of BKT and BlackRock reviewed and discussed the reasons for BKT’s underperformance during the one-year period and will monitor BKT’s performance in the coming year.

The Board of HYV noted that HYV ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board of HYT noted that HYT ranked in the second quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board of HIS noted that HIS ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board of HIS and BlackRock reviewed and discussed the reasons for HIS’s underperformance during these periods compared to its Lipper Performance Universe. The Board of HIS was informed that, among other things, underperformance for the one-, three and five-year periods is a result of performance in 2011 and 2012, where HIS lagged its peers. The underperformance in 2011 resulted mostly from the fourth quarter, where high yield sharply rallied following positive European news. This was a larger benefit to peers which utilized higher leverage and lower quality issues. In 2012, security selection in the metals and wireless sectors, as well as an overweight and selection in the media non-cable sector impaired performance. Also, an allocation to senior secured bank loans, which underperformed high yield, also detracted from performance.

The Board of BHY noted that BHY ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board of BHY and BlackRock reviewed and discussed the reasons for BHY’s underperformance during these periods compared to its Lipper Performance Universe. The Board of BHY was informed that, among other things, over these periods underperformance can mostly be attributed to 2012. BHY generally maintained a favorable view of risk throughout the year and performed well. BHY moved to a more moderate risk level heading into the second half of 2012 given the healthy run-up through the first six-months. This transition negatively impacted results in the third quarter, and ultimately the back half of the year, as risk prices remained resilient.

The Boards of HIS and BHY and BlackRock also discussed BlackRock’s strategy for improving the Funds’ performance and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C.  Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of BHK noted that BHK’s contractual management fee rate ranked in the first quartile relative to BHK’s Expense Peers. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board of BHK and BlackRock agreed to a continuation of the voluntary advisory fee reduction, which results in savings to shareholders, implemented on June 1, 2012.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of each of HYV and BKT noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of each of HYT and BHD noted that its respective Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers.

The Board of HIS noted that HIS’s contractual management fee rate ranked in the second quartile relative to HIS’s Expense Peers. The Board of HIS also noted that HIS has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of HIS increases above certain contractually specified levels.

The Board of BHY noted that BHY’s contractual management fee rate ranked in the third quartile relative to BHY’s Expense Peers.

The Board of BNA noted that BNA’s contractual management fee rate ranked in the third quartile relative to BNA’s Expense Peers. The Board of BNA also noted that BNA’s actual management fee rate ranked in the first quartile relative to BNA’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints, and in the case of HIS, revised breakpoints, in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex, HIS, has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

156	ANNUAL REPORT	AUGUST 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2013	157

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
158	ANNUAL REPORT	AUGUST 31, 2013

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				94 RICs consisting of 90 Portfolios	None

[1]  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31, 2014, when he turns 75.

[2]  Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3]  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

ANNUAL REPORT	AUGUST 31, 2013	159

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]
Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Boards.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011. Effective September 13, 2013, Ms. Ackerley resigned as Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
160	ANNUAL REPORT	AUGUST 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	17,964,762	413,764	0	17,897,472	481,054	0	17,963,646	414,880	0
HIS	35,096,386	1,787,875	0	34,873,496	2,010,765	0	35,077,228	1,807,033	0
BHY	5,246,762	172,454	0	5,211,806	207,410	0	5,248,330	170,886	0
BNA	23,626,712	485,727	0	23,603,031	509,407	0	23,592,889	519,550	0
BKT	46,740,082	664,444	0	46,648,735	755,791	0	46,691,729	712,796	0
BHD	5,191,228	109,901	0	5,155,121	146,008	0	5,182,639	118,490	0

	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BHK	17,916,521	462,005	0
HIS	34,884,046	2,000,215	0
BHY	5,235,421	183,795	0
BNA	23,627,758	484,680	0
BKT	46,677,031	727,495	0
BHD	5,167,658	133,471	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	23,174,718	270,043	0	23,177,430	267,331	0	23,174,655	270,106	0
HYT	24,320,024	402,306	0	24,287,125	435,205	0	24,303,405	418,925	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	23,172,820	271,941	0	23,105,437	339,324	0	23,131,217	313,544	0
HYT	24,276,968	445,362	0	24,305,648	416,682	0	24,305,523	416,807	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	23,171,394	273,367	0	23,147,139	297,622	0	23,117,077	327,684	0
HYT	24,315,641	406,689	0	24,224,584	497,746	0	24,212,651	509,679	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	23,169,106	275,655	0	23,128,305	316,456	0
HYT	24,254,317	468,013	0	24,332,785	399,545	0

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	AUGUST 31, 2013	161

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return on capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. Due to BHK, BNA and BKT’s potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it will be considered a “commodity pool” under the CEA. Accordingly, BlackRock Advisors, LLC will be required to register as a “commodity pool operator” and will be subject CFTC regulation.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

162	ANNUAL REPORT	AUGUST 31, 2013

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

August 31, 2013
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BKT	$0.450769	—	$0.028231	$0.479000	94%	0%	6%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2013	163

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-1-8-8/13-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Trust	$43,938	$42,800	$0	$0	$6,600	$6,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved

3

subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Trust	$6,600	$6,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)   Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

4

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2013.

(a)(1) The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2007. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

5

(a)(2) As of August 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	20	22	24	0	7	4
	$17.52 Billion	$10.85	$6.84 Billion	$0	$1.21 Billion	$578.7 Million
Mitchell Garfin	14	5	24	0	0	4
	$16.15 Billion	$6.98 Billion	$7.89 Billion	$0	$0	$578.7 Million
Derek Schoenhofen	11	8	28	0	1	4
	$14.06 Billion	$8.65 Billion	$7.07 Billion	$0	$423.9 Million	$578.7 Million

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted Messrs. Keenan and Schoenhofen may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are

6

intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2013:

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary

7

incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Keenan has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	None
Mitchell Garfin	None
Derek Schoenhofen	None

8

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

9

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Yield Trust

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock High Yield Trust

Date: November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock High Yield Trust

Date: November 4, 2013

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock High Yield Trust

Date: November 4, 2013

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